As filed with the Securities and Exchange Commission on April 29, 2011

Registration File Nos. 33-79124 and 811-8520

U. S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-3

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 18	☒

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 21	☒

(Check Appropriate Box or Boxes)

TIAA SEPARATE ACCOUNT VA-1

(Exact Name of Registrant)

730 Third Avenue

New York, New York 10017-3206

(Address of Insurance Company’s Principal Executive Offices)

Insurance Company’s Telephone Number, Including Area Code: (212) 490-9000

Name and Address of Agent for Service:	Copy to:
Stewart P. Greene, Esquire	Jeffrey S. Puretz, Esquire
Teachers Insurance and Annuity	Dechert LLP
Association of America	1775 I Street, N.W.
730 Third Avenue	Washington, D.C. 20006-2401
New York, New York 10017-3206

Securities to be Registered: Interests in an open-end management investment company for individual and group flexible payment deferred variable annuity contracts

Approximate Date of Proposed Public Offering:

As soon as practicable after effectiveness of the Registration Statement.

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b)
☒	On May 1, 2011 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	On (date) pursuant to paragraph (a)(1)
☐	On (date) pursuant to paragraph 9(a)(2) of rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

MAY 1, 2011

Individual Flexible-Premium Deferred Variable Annuities funded through

TIAA SEPARATE ACCOUNT VA-1

of Teachers Insurance Annuity Association of America

This prospectus (“Prospectus”) tells you about the Teachers Personal Annuity, an individual flexible-premium deferred variable annuity funded through TIAA Separate Account VA-1 of Teachers Insurance and Annuity Association of America (“TIAA”). Read it carefully before investing and keep it for future reference.

Important Note: TIAA has suspended all sales of its Teachers Personal Annuity contracts until further notice. TIAA has not been distributing new applications for the contracts since May 22, 2003. Existing contracts, or replacements for those contracts, remain in effect and existing contractowners can continue to contribute money to those contracts.

TIAA Separate Account VA-1 (the “separate account”) is a segregated investment account of TIAA. The separate account provides individual variable annuities for employees of nonprofit institutions, including governmental institutions, organized in the United States. Its main purpose is to accumulate, invest and then disburse funds for lifetime income or through other payment options. The separate account currently has only one investment portfolio, the Stock Index Account (the “SIA”).

TIAA offers the separate account as part of the contract, which also has a fixed account. Whether the Teachers Personal Annuity is available to you is subject to approval by regulatory authorities in your state.

As with all variable annuities, your accumulation can increase or decrease depending on how well the underlying investments in the separate account do over time. TIAA does not guarantee the investment performance of the separate account, and you bear the entire investment risk.

More information about the separate account and the variable component of the contract is on file with the Securities and Exchange Commission (“SEC”) in a Statement of Additional Information (“SAI”), dated May 1, 2011, and in the separate account’s annual and semi-annual reports. You can request these documents and other information about the separate account free of charge by writing to TIAA at 730 Third Avenue, New York, New York 10017-3206 (attention: Central Services), by calling 800-223-1200 or by going to the website www.tiaa-cref.org. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus; that means it is legally part of the Prospectus. The SAI’s table of contents is on the last page of this Prospectus. The SEC maintains a website (http://www.sec.gov) that contains the SAI, the annual and semi-annual reports, material incorporated by reference into this Prospectus and other information regarding the separate account.

An investment in the contract is not a deposit of the TIAA-CREF Trust Company, FSB and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Definitions 3

Summary 4

Teachers Insurance and Annuity Association of America  6

The separate account 7

Adding, closing or substituting portfolios  7

Investment objective 8

Investment mix 8

Principal risks of investing in the SIA  8

Additional information about investment objective  10

Additional information about investment strategies and risks  11

Portfolio turnover 13

Portfolio holdings 13

More about the benchmark 13

Valuation of assets 14

Management and investment advisory arrangements  15

The account’s investment adviser  15

Portfolio management 16

The contract 16

Eligible purchasers of the contract  17

Remitting premiums 17

Important information about procedures for purchasing a new contract  18

Accumulation units 19

More about remitting premiums 20

The fixed account 20

Transfers between the separate account and the fixed account  21

Cash withdrawals 21

General considerations for all
transfer and cash withdrawals  21

Tax issues 22

Market timing 22

Charges 22

Separate account charges 22

Other charges 23

Brokerage commissions and related transaction expenses  24

The annuity period 24

Annuity starting date 24

Income options 25

Death benefits 26

Methods of payment 27

Timing of payments 28

Federal income taxes 28

Important transaction information 33

Legal proceedings 35

Additional information about index providers  35

Condensed financial information 36

Table of contents for Statement of
Additional Information 38

This Prospectus outlines the terms under which the contracts offered by the separate account are available. It does not constitute an offering in any jurisdiction where such an offering cannot lawfully be made. No dealer, sales representative or anyone else is authorized to give any information or to make any representation in connection with this offering other than those contained in this Prospectus. If anyone does offer you such information or representations, you should not rely on them.

DEFINITIONS

Throughout the Prospectus, the terms “you” and “your” mean any contractowner or any prospective contractowner.

The terms and phrases below are defined so you will know precisely how they are used in the Prospectus. To understand some definitions, you may have to refer to other defined terms.

Accumulation   The total value of your accumulation units.

Accumulation Period  The period that begins with your first premium and continues as long as you still have an amount accumulated in either the separate account or the fixed account.

Accumulation Unit  A share of participation in the separate account.

Advisors   Teachers Advisors, Inc., the investment adviser to the separate account.

Annuitant   The natural person whose life is used in determining the annuity payments to be received. The annuitant may be the contractowner or another person.

Annuity Partner  The natural person whose life is used in determining the annuity payments to be received under a survivor income option. The annuity partner is also known as the second annuitant.

Beneficiary   Any person or institution named to receive benefits if you die during the accumulation period or if you die while any annuity income or death benefit payments remain due. You do not have to name the same beneficiary for each of these two situations.

Business Day  Any day the New York Stock Exchange (“NYSE”) is open for trading. A business day generally ends at 4 p.m. Eastern Time, or when trading closes on the NYSE, if earlier.

Calendar Day  Any day of the year. Calendar days end at the same time as business days.

Contract   The fixed and variable components of the individual, flexible-premium, deferred Teachers Personal Annuity described in this Prospectus.

Contractowner   The person (or persons) who controls all the rights and benefits under a contract.

CREF   The College Retirement Equities Fund, TIAA’s companion organization.

Eligible Institution  A nonprofit institution, including any governmental institution, organized in the United States.

Fixed Account  The component of the contract guaranteeing principal plus a specified rate of interest supported by assets in the general account.

General Account  All of TIAA’s assets other than those allocated to the separate account or to any other TIAA separate account.

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Income Option  Any of the ways you can receive annuity income, which must be from the fixed account.

IRC   The Internal Revenue Code of 1986, as amended.

Premium   Any amount you invest in the contract.

Separate Account  TIAA Separate Account VA-1, which was established by TIAA under New York law to fund your variable annuity. The separate account holds its assets apart from TIAA’s other assets.

Survivor Income Option  An option that continues lifetime annuity payments as long as either the annuitant or the annuity partner is alive.

TIAA   Teachers Insurance and Annuity Association of America.

Valuation Day  As of the date of this Prospectus, any Business Day, plus the last calendar day of each month (which could fall on a weekend or holiday, and thus, on a day that is not a Business Day). Valuation Days end as of the close of all U.S. national exchanges where securities or other investments of the SIA are principally traded. Valuation Days that are not Business Days end at 4 p.m. Eastern Time. Beginning in or around the fourth quarter of 2011, it is anticipated that, subject to any necessary approvals, Valuation Days will include only Business Days, and thus the last calendar day of each month will not be a Valuation Day unless it falls on a Business Day. If the last calendar day of a month does not fall on a Business Day, the last Valuation Day for such month shall be the Business Day immediately preceding the last calendar day of the month.

SUMMARY

Read this summary together with the detailed information you will find in the rest of the Prospectus.

This Prospectus describes the variable component of the Teachers Personal Annuity contract, which also provides fixed annuity benefits (see “The Fixed Account” below). The contract is an individual flexible-premium deferred variable annuity that is available to any employee, trustee or retired employee of an eligible institution, or his or her spouse (or surviving spouse), as well as certain other eligible persons (see “Eligible Purchasers of the Contract” below).

THE SEPARATE ACCOUNT

The separate account is an open-end management investment company. The separate account has only one investment portfolio, the SIA. The SIA is subject to the risks involved in professional investment management, including those resulting from general economic conditions. The value of your accumulation in the SIA, as in any portfolio, can fluctuate, and you bear the entire risk of any such fluctuation.

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EXPENSES

Here is a summary of the direct and indirect expenses under the Teachers Personal Annuity contract.

CONTRACTOWNER TRANSACTION EXPENSES
Deductions from Premiums (as a percentage of premiums)	None
Charges for Transfers and Cash Withdrawals (as a percentage of transaction amount)	None
Transfer to the Fixed Account	None
Cash Withdrawals	None

Annual Expenses (as a percentage of average net assets)
Mortality and Expense Risk Charge(1)	0.40%
Administrative Expense Charge	0.20%
Investment Advisory Charge (after fee waiver)(2)	0.15%
Total Annual Expenses(3)	0.75%

(1) TIAA reserves the right to increase the mortality and expense risk charge to a maximum of 1.00% of average daily net assets per year.

(2) Advisors has voluntarily agreed to waive the portion of its 0.30% annual investment advisory charge that exceeds 0.15% of average daily net assets. This voluntary waiver can be discontinued at any time.

(3) If the full amount of the administrative expense, investment advisory and mortality and expense risk charges were imposed, total annual expenses would be 1.50% of average daily net assets. TIAA guarantees that total annual expenses will never exceed this level.

You will receive at least three months’ notice before TIAA raises any of these charges. Premium taxes also may apply to certain contracts (see “Other Charges” below).

The table below gives an example of the expenses you would incur on a hypothetical investment of $1,000 over several periods. The example also assumes that your investment has a 5% annual return each year and that expenses remain the same. This table is intended to help you compare the various expenses you would bear, directly or indirectly, as an owner of a contract for the time periods indicated. Remember that this table does not represent actual past or future expenses or investment performance. Actual expenses may be higher or lower than those shown. For more information, see “Charges” below.

	1 Year	3 Years	5 Years	10 Years
If you withdraw your entire accumulation at the end of the
applicable time period:	$8	$24	$42	$93
If you annuitize at the end of the applicable time period:	$8	$24	$42	$93
If you do not withdraw your entire accumulation:	$8	$24	$42	$93

“Free Look” Right.  Until the end of the period of time specified in the contract (the “free look” period), you can examine the contract and return it to TIAA for a refund. The time period will depend on the state in which you live. In states that permit it, TIAA will refund the accumulation value calculated on the date that you mailed or delivered the contract and the refund request to TIAA. In states that do not allow TIAA to refund accumulation value only, TIAA will

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refund the premiums you paid to the contract. If you live in a state that requires refund of premiums, your premiums and transfers allocated to the separate account during the “free look” period cannot exceed $10,000. TIAA will consider the contract returned on the date it is postmarked and properly addressed or, if it is not postmarked, on the day TIAA receives it. TIAA will send you the refund within seven (7) days after it receives written notice of cancellation and the returned contract. TIAA will cancel the contract as of the date of issue.

Restrictions on Transfers and Cash Withdrawals.  Currently, you can transfer funds from the separate (variable) account to the fixed account as often as you like, but you can transfer from the fixed account to the separate account no more than once every 180 days. After you have been given three months’ notice, the number of transfers from the separate account to the fixed account may be limited to one in any 90-day period. All transfers must generally be for at least $250 or your entire account balance. All cash withdrawals must generally be for at least $1,000 or your entire account balance.

You May Have to Pay a Tax Penalty if You Want to Make a Cash Withdrawal Before Age 59½.  For more information, see “Income Options” and “Federal Income Taxes” below.

For more information on the features of the separate account’s contract, please see “The Contract” below. For condensed financial information pertaining to the separate account, please see “Condensed Financial Information” below.

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

TIAA is a stock life insurance company, organized under the laws of New York. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. All of the stock of TIAA is held by the TIAA Board of Overseers, a nonprofit New York membership corporation whose main purpose is to hold TIAA’s stock. TIAA’s headquarters is at 730 Third Avenue, New York, NY 10017-3206. TIAA’s general account offers traditional annuities, which guarantee principal and a specified interest rate while providing the opportunity for additional dividends. TIAA also offers life insurance. TIAA has received the highest ratings from the leading independent insurance industry rating agencies: A++ (Superior) from A.M. Best Company, AAA from Duff & Phelps Credit Rating Company, Aaa from Moody’s Investor’s Service, Inc. and AAA from Standard and Poor’s.

TIAA is the companion organization of the College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in New York in 1952. Together, TIAA and CREF form the principal retirement system for the nation’s education and research communities and one of the largest retirement systems in the world, based on assets under management. TIAA-CREF serves

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approximately 3.7 million people at approximately 15,000 institutions. As of December 31, 2010, TIAA’s net assets were approximately $214 billion and the combined net assets for TIAA, CREF and other entities within the TIAA-CREF organization totaled approximately $453.4 billion (although CREF does not stand behind TIAA’s guarantees). TIAA is the parent company of Advisors, the separate account’s investment adviser.

THE SEPARATE ACCOUNT

The separate account was established on February 16, 1994, as a separate investment account of TIAA under New York law, by resolution of TIAA’s Board of Trustees. The separate account is governed by a Management Committee (the “Management Committee”). As an “open-end” diversified management investment company, the separate account has no limit on how many units of participation it can issue. The separate account is registered with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”). As part of TIAA, the separate account is also subject to regulation by the State of New York Insurance Department (“NYID”) and the insurance departments of some other jurisdictions in which the contracts are offered (see the SAI).

Although TIAA owns the assets of the separate account, the contract states that the separate account’s income, investment gains and investment losses are credited to or charged against the assets of the separate account without regard to TIAA’s other income, gains or losses. Under New York law, the separate account cannot be charged with liabilities incurred by any other TIAA separate account or other business activity TIAA may undertake.

The contract accepts only after-tax dollars. Like earnings from other annuity products, earnings on accumulations in the separate account are not taxed until withdrawn or paid as annuity income (see “Federal Income Taxes” below).

ADDING, CLOSING OR SUBSTITUTING PORTFOLIOS

The separate account currently consists of a single investment portfolio, the SIA, but TIAA can add new investment portfolios in the future. TIAA does not guarantee that the SIA, or any investment portfolio added in the future, will always be available. TIAA reserves the right, subject to any applicable law, to change the separate account and its investments. TIAA can add or close portfolios, substitute one portfolio for another with the same or different fees and charges or combine portfolios, subject to the requirements of applicable law. TIAA can also make any changes to the separate account or to the contract required by applicable insurance law, the IRC or the 1940 Act. TIAA can make some changes at its discretion, subject to NYID and SEC approval, as required. The separate account can (i) operate under the 1940 Act as a unit investment trust that invests in another investment company or in any other form

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permitted by law; (ii) deregister under the 1940 Act if registration is no longer required; or (iii) combine with other separate accounts. As permitted by law, TIAA can transfer the separate account assets to another separate account or accounts of TIAA or another insurance company or transfer a particular contract to another insurance company.

INVESTMENT OBJECTIVE

The separate account currently consists solely of the SIA. The investment objective of the SIA is favorable long-term return from a diversified portfolio selected to track the overall market for common stocks publicly traded in the United States, as represented by a broad stock market index. Of course, there is no guarantee that the SIA will meet its investment objective.

INVESTMENT MIX

The SIA seeks a favorable long-term rate of return from a diversified portfolio selected to track the overall market for common stocks publicly traded in the United States, as represented by the Russell 3000® Index (the “Index”), a broad market index (see “Russell 3000® Index” below). Under normal circumstances, the SIA has a policy of investing at least 80% of its assets in securities within the Index. Advisors will provide contractowners with at least 60 days’ prior notice before making changes to this policy. For purposes of the 80% investment policy, the term “assets” means net assets, plus the amount of any borrowings for investment purposes.

The Fund buys most, but not necessarily all, of the stocks in its benchmark index, and will attempt to closely match the overall investment characteristics of its benchmark index.

Using the Index is not fundamental to the SIA’s investment objective and policies. The SIA’s benchmark index can change at any time and TIAA will notify you if this happens.

PRINCIPAL RISKS OF INVESTING IN THE SIA

In general, the value of equity securities fluctuates in response to the performance of individual companies and in response to general market and economic conditions. Therefore, the value of an investment in the SIA may decrease because the value of equity securities in which the SIA invests could decrease. Therefore, an investment in the SIA, or any of the SIA’s equity investments, is subject to the following principal investment risks described below:

• Market Risk—The risk that the price of equity securities may decline in response to general market and economic conditions or events, including conditions and developments outside of the equity markets such as

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significant changes in interest and inflation rates and the availability of credit. Accordingly, the value of the equity securities that the SIA holds may decline over short or extended periods of time. Any stock is subject to the risk that the stock market as a whole may decline in value, thereby depressing the stock’s price. Equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets tend to reflect local economic and financial conditions and, therefore, trends often vary from country to country and region to region. During periods of unusual volatility or turmoil in the equity markets, the SIA may undergo an extended period of decline.

• Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value over short or extended periods of time. In times of market turmoil, perceptions of a company’s credit risk can quickly change and even large, well-established companies may deteriorate rapidly with little or no warning.

• Index Risk—The risk that the SIA’s performance will not correspond to its benchmark index for any period of time. Although Advisors attempts to use the investment performance of the SIA’s index as a baseline, the SIA’s portfolio may not duplicate the exact composition of its index. In addition, unlike a variable annuity, the returns of an index are not reduced by investment and other operating expenses, and therefore, the ability of the SIA to match the performance of its index is adversely affected by the costs of buying and selling investments as well as other expenses. Therefore, the SIA cannot guarantee that its performance will match its index for any period of time.

• Large-Cap Risk—The risk that, by focusing on securities of larger companies, Advisors may have fewer opportunities to identify securities that the market misprices and that these companies may grow more slowly than the economy as a whole or not at all. Also, larger companies may fall out of favor with the investing public for market, political and economic conditions, including for reasons unrelated to their businesses or economic fundamentals.

• Mid-Cap Risk—Securities of medium-sized companies may experience greater fluctuations in price than the securities of larger companies. From time to time, medium-sized company securities may have to be sold at a discount from their current market prices or in small lots over an extended period, since they may be harder to sell than larger-cap securities. In addition, it may sometimes be difficult to find buyers for securities of medium-sized companies that Advisors wishes to sell when the company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. Such companies may be subject to certain business risks due to their smaller size, limited market and financial resources, narrow product lines and frequent lack of depth of management.

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The costs of purchasing and selling securities of medium-sized companies are sometimes greater than those of more widely traded securities.

• Small-Cap Risk—Securities of small-sized companies may experience greater fluctuations in price than the securities of medium-sized and larger companies. From time to time, small-sized company securities may have to be sold at a discount from their current market prices or in small lots over an extended period, since they may be harder to sell than larger-cap securities. In addition, it may sometimes be difficult to find buyers for securities of small-sized companies that Advisors wishes to sell when the company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. Such companies may be subject to certain business risks due to their smaller size, limited market and financial resources, narrow product lines and frequent lack of depth of management. The costs of purchasing and selling securities of small-sized companies are sometimes greater than those of more widely traded securities.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVE

Changing the investment objective of the SIA does not require a vote by contractowners. The SIA can also change some of its investment policies (i.e., the methods used to pursue the investment objective) without such approval. Please see the SAI for more information on the SIA’s fundamental investment policies (i.e., policies that require contractowner approval to change).

The SIA’s general perspective is long-term, and Advisors seeks to avoid both extreme conservatism and high risk in investing. Advisors manages the SIA’s assets (see “Management and Investment Advisory Arrangements” below). Personnel of Advisors, a subsidiary of TIAA, also manage assets of one or more CREF accounts on behalf of TIAA-CREF Investment Management, LLC, an investment adviser that is also a TIAA subsidiary. Personnel of Advisors also manage assets of other investment companies, including the TIAA-CREF Life Funds and the TIAA-CREF Funds. Ordinarily, investment decisions for the SIA will be made independently, but managers for the SIA may at times decide to buy or sell a particular security at the same time as for a CREF account or another investment company whose assets they may also be managing. If so, investment opportunities are allocated equitably, which can have an adverse effect on the size of the position the SIA buys or sells, as well as the price paid or received.

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ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

Other investments

The SIA can also hold other investments whose return depends on stock market prices. These include stock index futures contracts, options (puts and calls) on futures contracts and debt securities whose prices or interest rates are linked to the return of a recognized stock market index. The SIA can also make swap arrangements where the return is linked to a recognized stock market index. The SIA would make such investments in order to seek to match the total return of the Index. However, they might not track the return of the Index in all cases and can involve additional credit risks. Investing in options or futures contracts and entering into equity swaps involves special risks. The SIA can hold other types of securities with equity characteristics, such as bonds convertible into common stock, warrants, preferred stock and depository receipts for such securities. In addition, the SIA can hold fixed-income securities that it acquires because of mergers, recapitalizations or other transactions.

For more information on these instruments and their risks, see the SAI. Such investing by the SIA is subject to any necessary regulatory approvals and requirements. For liquidity, the SIA can also invest in short-term debt securities and other money market instruments, including those denominated in foreign currencies. The SIA may also manage cash by investing in money market funds or other short-term investment company securities.

Options, futures, and other investments

The SIA can buy and sell options (puts and calls) and futures to the extent permitted by the NYID, the SEC and the Commodity Futures Trading Commission. Advisors intends to use options and futures primarily as hedging techniques or for cash management, not for speculation, but use of these instruments involves special considerations and risks nonetheless.

The SIA can also invest in other financial instruments, such as equity swaps and equity-linked fixed-income securities, so long as these are consistent with its investment objective and regulatory requirements. For more information, see the SAI.

Illiquid securities

The SIA can invest up to 10% of its net assets, measured at the time of investment, in investments that may not be readily marketable, making it difficult to sell these securities quickly at fair market value. For more information, see the SAI.

Temporary defensive measures

The SIA may, for temporary defensive purposes, invest all of its assets in cash and money market instruments. In doing so, the SIA may be successful in avoiding market losses but may otherwise fail to achieve its investment objective.

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Repurchase agreements

The SIA can use repurchase agreements to manage cash balances. In a repurchase agreement, Advisors buys an underlying debt instrument for the SIA on the condition that the seller agrees to buy it back at a fixed time (usually a relatively short period) and price. The period from purchase to repurchase is usually no more than a week and never more than a year. Repurchase agreements may involve special risks. For more information, see the SAI.

Firm commitment agreements and “when issued” securities

The SIA can enter into “firm commitment” agreements to buy securities at a fixed price or yield on a specified future date. The SIA might do this if Advisors expects a decline in interest rates, believing that it may be better to commit now to purchase securities with a later issue or delivery date. The SIA may also purchase securities on a “when issued” basis, with the exact terms set at the time of the transaction. Advisors expects that these transactions will be relatively infrequent. For more information, see the SAI.

Investment companies

The SIA may invest up to 10% of the value of its assets in other investment companies, including mutual funds and exchange-traded funds (“ETFs”). The SIA may also use ETFs for cash management purposes and other purposes, including to gain exposure to certain sectors or securities that are represented by ownership in ETFs. When the SIA invests in another investment company, like an ETF, the SIA bears a proportionate share of expenses charged by the investment company in which it invests.

Securities lending

The separate account may lend its securities to brokers and dealers that are not affiliated with TIAA and to certain other financial institutions. All loans will be fully collateralized by cash, securities issued or guaranteed by the U.S. Government (e.g., Treasury securities) or other collateral permitted by applicable law.

Cash collateral received by the separate account will generally be invested in high-quality short-term instruments, or in one or more funds maintained by the securities lending agent for the purpose of investing cash collateral. During the term of the loan, the separate account will continue to have investment risks with respect to the securities being loaned, as well as risk with respect to the investment of the cash collateral, and the separate account may lose money as a result of a decline in the value of such collateral.

As with any extension of credit, however, there are risks of delay in recovering the loaned securities or in liquidating the collateral should the borrower of securities default, become the subject of bankruptcy proceedings, or otherwise be unable to fulfill its obligations or fail financially. For more information, see the SAI.

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Borrowing

The SIA can borrow money from banks, not exceeding 33 ¹/3% of the SIA’s total assets taken at market value at the time of borrowing. The SIA can also borrow money from other sources temporarily, but in an amount that is no more than 5% of the SIA’s total assets taken at market value at the time of borrowing. If the SIA borrows money, it could leverage its portfolio by keeping securities that it might otherwise have sold had it not borrowed money. The risks of leverage include a greater possibility that the SIA’s accumulation unit value may change in response to market fluctuations. For more information, see the SAI.

Performance information

From time to time, TIAA advertises the total return and average annual total return of the SIA. “Total return” means the cumulative percentage increase or decrease in the value of an investment over standard one-, five- and ten-year periods (and occasionally other periods as well).

“Average annual total return” means the annually-compounded rate that would result in the same cumulative total return over the stated period.

All performance figures are based on past investment results. They are not a guarantee that the SIA will perform equally or similarly in the future. Write or call TIAA for current performance figures for the SIA (see “Contacting TIAA” below).

PORTFOLIO TURNOVER

To the extent that Advisors engages in active and frequent trading of the SIA’s portfolio securities, the SIA will have a correspondingly higher “portfolio turnover rate.” A high portfolio turnover rate generally will result in greater brokerage commission expenses or other transaction costs borne by the SIA and, ultimately, by contractowners. The SIA is not subject to a specific limitation on portfolio turnover, and securities of the SIA may be sold at any time such sale is deemed advisable by Advisors for investment or operational reasons. The portfolio turnover rates of the SIA during recent fiscal periods are included below under “Condensed Financial Information.”

PORTFOLIO HOLDINGS

A description of the separate account’s policies and procedures with respect to the disclosure of the SIA’s portfolio holdings is available in the SAI.

MORE ABOUT THE BENCHMARK

The benchmark index described below is unmanaged, and you cannot invest directly in the index.

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Use of the following index by the SIA is not a fundamental policy of the SIA, so the SIA can substitute other indices without contractowner approval. The SIA will notify contractowners when such a change is made.

Advisors will adjust the SIA’s portfolio to reflect changes in the benchmark index as appropriate. Advisors can also adjust the SIA’s portfolio because of mergers and other similar events.

Russell 3000® Index

The Russell 3000® Index represents the 3,000 largest publicly traded U.S. companies, based on market capitalization (according to the Russell Investment Group). Russell 3000 companies represent about 98% of the total market capitalization of the publicly traded U.S. equity market. As of December 31, 2010, the market capitalization of companies in the Russell 3000® Index ranged from $24 million to $372.7 billion, with a mean market capitalization of $72.3 billion and a median market capitalization of $995 million. The Russell Investment Group determines the composition of the index based only on market capitalization and can change its composition at any time.

VALUATION OF ASSETS

Advisors calculates the value of the assets in the SIA as of the close of every valuation day. Except as noted below, Advisors generally uses market quotations or values obtained from independent pricing services to value securities and other instruments held by the SIA. If market quotations or values from independent pricing services are not readily available or are not considered reliable, Advisors will value the securities using “fair value,” as determined in good faith using procedures approved by the Management Committee. Advisors may also use “fair value” if events that may have an effect on the value of an investment (as determined in Advisors’ sole discretion) occur between the time when its price is determined and the time the SIA’s accumulation unit value (“AUV”) is calculated. For example, Advisors might use a security’s fair value when the exchange on which the security is principally traded closes early or when trading in the security is halted and does not resume before the time as of which the SIA’s AUV is calculated. The use of fair value pricing can involve reliance on quantitative models or individual judgment, and may result in changes to the prices of portfolio securities that are used to calculate the SIA’s AUV.

Fair value pricing is subjective in nature and the use of fair value pricing by the SIA may cause the AUV of the SIA’s shares to differ significantly from the AUV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. Advisors examines the prices of individual securities to determine, among other things, whether the price of such securities reflects fair value at the close of the NYSE based on market movements. Additionally, Advisors may fair value securities when it is

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believed the last market quotation is not readily available or such quotation does not represent the fair value of that security.

Money market instruments with maturities of more than 60 days are valued using market quotations or independent pricing sources or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other. Short-term investments purchased by the SIA with remaining maturities of 60 days or less generally are valued using their amortized cost.

MANAGEMENT AND INVESTMENT ADVISORY ARRANGEMENTS

THE ACCOUNT’S INVESTMENT ADVISER

Advisors manages the assets of the separate account under the supervision of the Management Committee. Advisors is a subsidiary of TIAA and is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940. Advisors also manages the investments of the TIAA-CREF Funds and the TIAA-CREF Life Funds. Advisors shares investment personnel with other affiliates of TIAA, including TIAA-CREF Investment Management, LLC (“TCIM”), the investment adviser to CREF. As of December 31, 2010, Advisors and TCIM together had approximately $453.4 billion of registered investment company assets under management. Advisors is located at 730 Third Avenue, New York, NY 10017-3206.

TIAA-CREF entities sponsor an array of financial products for retirement and other investment goals. For some of these products, for example the investment accounts of CREF, TIAA or its subsidiaries perform services “at cost.” The SIA described in this Prospectus, however, pays the management fees and other expenses that are described in the table on Contractowner Expenses in the Prospectus. The fees paid by the SIA to Advisors and its affiliates are intended to compensate these service providers for their services to the separate account and are not limited to the reimbursement of the service providers’ costs. Thus, under these arrangements, Advisors and its affiliates can earn a profit or incur a loss on the services which they render to the separate account.

Advisors manages the assets of the separate account based on an investment management agreement (the “Agreement”) with the separate account. During the fiscal year ended December 31, 2010, Advisors charged the separate account an annual rate of 0.15% of average daily net assets of the SIA for managing the SIA.

Advisors’ duties include conducting research, recommending investments and placing orders to buy and sell securities. Advisors also arranges for the provision by State Street Bank and Trust Company of portfolio accounting,

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custodial and related services for the SIA. Advisors supervises and acts as liaison among various other service providers to the separate account.

A discussion regarding the basis for the Management Committee’s most recent approval of the Agreement is available in the separate account’s most recent Semi-Annual Report to contractowners for the six-month period ended June 30. For a free copy of the separate account’s reports, please call 800 223-1200, visit the separate account’s website at www.tiaa-cref.org or visit the SEC’s website at www.sec.gov.

PORTFOLIO MANAGEMENT

The SIA is managed by a team of managers, whose members are responsible for its day-to-day management, with expertise in the area(s) applicable to the SIA’s investments. The following is a list of members of the management team primarily responsible for managing the SIA’s investments, along with their relevant experience. The members of this team may change from time to time.

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Year s	Total Experience (since dates specified below)
			At TIAA	Total	On Team

Philip James (Jim) Campagna, CFA Director	Quantitative Portfolio Management	TIAA and its advisory affiliates— 2005 to Present (portfolio manage- ment of domestic and international large-, mid- and small-cap equity index portfolios), Mellon Capital Management—1997 to 2005 (portfolio manager for a variety of equity index funds)	2005	1991	2005
Anne Sapp, CFA Managing Director	Quantitative Portfolio Management	TIAA and its advisory affiliates— 2004 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios), Mellon Transition Management Services—2001 to 2004 (portfolio manager for a variety of equity index funds)	2004	1987	2004

The separate account’s SAI provides additional disclosure about the compensation structure of the SIA’s portfolio managers, the other accounts they manage, total assets in those accounts and potential conflicts of interest, as well as the portfolio managers’ ownership of interests in the SIA.

THE CONTRACT

The contract is an individual flexible-premium (meaning that you can contribute varying amounts) deferred variable annuity that accepts only after-

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tax dollars from eligible purchasers. The rights and benefits under the variable component of the contract are summarized below; however, the descriptions you read here are qualified entirely by the contract itself. The contracts are approved for sale in all 50 states and the District of Columbia. Until further notice the contracts are not being currently offered; however, TIAA does accept additional premiums for existing contracts (or contract replacements). TIAA does not offer contracts in states where TIAA’s affiliate, TIAA-CREF Life Insurance Company, offers an individual deferred variable annuity contract.

ELIGIBLE PURCHASERS OF THE CONTRACT

In the event sales of contracts resume, an employee, trustee or a retiree of an eligible institution could also purchase a contract. For this purpose, an individual who is at least 55 years old and has completed at least five years of service at an eligible institution is considered to be a “retiree.” A spouse (or surviving spouse) of an employee, trustee or retiree of an eligible institution can also purchase a contract. Any individual who owns a TIAA or CREF annuity contract, certificate or individual insurance policy, as well as the spouse or surviving spouse of such a person, can also purchase a contract.

REMITTING PREMIUMS

Initial premiums

TIAA has determined to temporarily suspend sales of the contracts. In the event sales of contracts resume, TIAA will issue you a contract as soon as it receives your completed application and your initial premium of at least $250 at TIAA’s home office, even if you do not initially allocate any premiums to the separate account. Please send your check, payable to TIAA, along with your application to:

TIAA-CREF

P.O. Box 530189

Atlanta, GA 30353-0189

(The $250 minimum does not apply if application and payment of at least $25 is accompanied by an agreement for electronic funds transfer (EFT) or if you are using payroll deduction. TIAA also reserves the right to temporarily waive the $250 minimum initial premium amount.) Note that TIAA cannot accept money orders or travelers’ checks. In addition, TIAA will not accept a third-party check where the relationship of the payor to the contractowner cannot be identified from the face of the check. TIAA will credit your initial premium within two business days after it receives all necessary information and the premium itself. If TIAA does not have the necessary information within five business days, TIAA will contact you to explain the delay. The initial premium will be returned to you at that time unless you consent to TIAA keeping it and TIAA will then credit it as soon as it receives the missing information from you.

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IMPORTANT INFORMATION ABOUT PROCEDURES FOR PURCHASING A NEW CONTRACT

To help the U.S. Government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including TIAA, to obtain, verify and record information that identifies each person who purchases a contract.

What this means for you: When you purchase a contract, TIAA will ask for your name, physical address (a P.O. Box alone is insufficient), date of birth, Social Security number and other information that will allow TIAA to identify you, such as your home telephone number. Until you provide TIAA with the information it needs, it may not be able to provide you with a contract or effect any transactions for you.

Additional Premiums. Subsequent premiums must be for at least $25. Send a check payable to TIAA, along with a personalized payment coupon (supplied upon purchasing a contract) to:

TIAA-CREF

P.O. Box 530195

Atlanta, GA 30353-0195

If you do not have a coupon, use a separate piece of paper to provide your name, address and contract number. These premiums will be credited as of the business day TIAA receives them. Currently, TIAA will accept premiums at any time both the contractowner and the annuitant are living and your contract is in the accumulation period. However, TIAA reserves the right not to accept premiums under this contract after you have been given three months’ notice. If TIAA stops accepting premiums under your contract, it will accept premiums under a new replacement contract issued to you with the same annuitant, annuity starting date, beneficiary and methods of benefit payment as those under your contract at the time of replacement.

Electronic Payment. You may make initial or subsequent investments by electronic payment, such as federal wires or ACH payments. A federal wire is usually received the same day and an ACH payment is usually received by the second day after transmission. Be aware that your bank may charge you a fee to wire funds, although an ACH payment is usually less expensive than a federal wire. Here is what you need to do:

1. If you are sending in an initial premium, send TIAA your application;

2.  Instruct your bank to wire money or send an ACH payment to:

Citibank, N.A.

ABA Number 021000089

New York, NY

Account of: TIAA

Account Number: 4068-4865

3. Specify on the wire or payment:

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• Your name, address and Social Security number(s) or Taxpayer Identification Number

• Indicate if this is for a new application or existing contract (provide contract number if existing)

Certain Restrictions. Except as described below, the contract does not restrict how large your premiums are or how often you send them, although TIAA reserves the right to impose restrictions in the future. Your total premiums and transfers to the separate account during the “free look” period cannot exceed $10,000 if you live in a state which requires TIAA to refund all payments upon the cancellation of your contract during the free look period.

Contributions to the fixed account are limited to $300,000 on a rolling twelve-month basis. New contributions and/or transfers from the SIA count toward this limit.

TIAA reserves the right to reject any premium payment or to place dollar limitations on the amount of a premium. If mandated under applicable law, including federal laws designed to counter terrorism and prevent money laundering, TIAA may be required to reject a premium payment. TIAA may also be required to block a contractowner’s account and refuse to pay any request for transfers, withdrawals, surrenders or death benefits, until instructions are received from the appropriate regulator. TIAA may also be required to provide additional information about you and your contract to government regulators.

Federal law requires TIAA to obtain, verify and record information that identifies each person who purchases a contract. Until TIAA receives the information it needs, TIAA may not be able to effect transactions for you. Furthermore, if TIAA is unable to verify your identity, or that of another person authorized to act on your behalf, or if TIAA believes that it has identified potentially criminal activity or false information, TIAA reserves the right to take such action as it deems appropriate, which may include terminating your contract.

ACCUMULATION UNITS

Premiums paid to the separate account purchase accumulation units. When you remit premiums or transfer amounts into the separate account, the number of your units will increase; when you transfer amounts from the separate account (including applying funds to the fixed account to begin annuity income) or take a cash withdrawal, the number of your accumulation units will decrease. TIAA calculates how many accumulation units to credit you by dividing the amount allocated to the separate account by its unit value for the business day when TIAA received your premium. TIAA may use a later business day for your initial premium. To determine how many accumulation units to subtract for transfers and cash withdrawals, TIAA uses the unit value for the business day when it receives your completed transaction request and all required information and documents. (You can choose to have your transaction completed at a later date; if you do, TIAA will use that later date as the valuation

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day.) For amounts to be applied to begin annuity income, the unit value will be the one for the last valuation day of the month when TIAA receives all required information and documentation (see “The Annuity Period,” below). For amounts to be applied to begin death benefits, the unit value will be the one for the valuation day when TIAA receives proof of death (see “Death Benefits,” below).

The value of the accumulation units will depend mainly on investment performance, though the unit value reflects expense deductions from assets (see “Charges” below). The unit value is calculated at the close of each valuation day. TIAA multiplies the previous day’s unit value by the net investment factor for the separate account. The net investment factor is calculated as A divided by B, where A and B are defined as follows: A equals the change in value of the separate account’s net assets at the end of the day, excluding the net effect of transactions (i.e., premiums received, benefits paid and transfers to and from the account) made during that day. This amount is equal to the net assets at the end of the prior day (including the net effect of transactions made during the prior day) increased/decreased by realized and unrealized capital gains/losses, dividends and investment income and decreased by expense and risk charges; and B is the value of the separate account’s net assets at the end of the prior day (including the net effect of transactions made during the prior day).

MORE ABOUT REMITTING PREMIUMS

TIAA will not be deemed to have received any premiums sent to the lockbox addresses TIAA has designated in this Prospectus for remitting premiums until the lockbox provider has processed the payment on TIAA’s behalf.

THE FIXED ACCOUNT

Premiums allocated and amounts transferred to the fixed account become part of the general account assets of TIAA, which support insurance and annuity obligations. The general account includes all the assets of TIAA, except those in the separate account or in any other TIAA separate investment account. Interests in the fixed account have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), nor is the fixed account registered as an investment company under the 1940 Act. Neither the fixed account nor any interests therein are generally subject to the 1933 Act or 1940 Act. The SEC staff has informed TIAA that they do not review the information in this Prospectus about the fixed account.

You can allocate premiums to the fixed account or transfer from the separate account to the fixed account at any time. In contrast, you can transfer or take a cash withdrawal from the fixed account only once every 180 days. TIAA may defer payment of a transfer or cash withdrawal from the fixed account for up to six months.

Currently, TIAA guarantees that amounts in the fixed account will earn an interest rate that is at least as high as the minimum guaranteed rate allowed by

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the law in effect at the time your contract is issued, in the state where your contract is issued. At its discretion, TIAA can credit amounts in the fixed account with interest at a higher rate. Please call TIAA or consult your contract for information on the applicable guaranteed rate under your contract.

This Prospectus provides information mainly about the contract’s variable component, which is funded by the separate account. For more about the fixed account, see the contract itself.

TRANSFERS BETWEEN THE SEPARATE ACCOUNT AND THE FIXED ACCOUNT

Subject to the conditions above, you can transfer some (at least $250 at a time, except for systematic transfers, which must be at least $100) or all of the amount accumulated under your contract between the separate account and the fixed account. Currently, TIAA does not charge you for transfers from the separate account to the fixed account. TIAA does not currently limit the number of transfers from the separate account, but TIAA reserves the right to do so in the future to once every 90 days. Transfers to the fixed account begin participating on the day following effectiveness of the transfer (see below).

CASH WITHDRAWALS

You can withdraw some or all of your accumulation in the separate account as cash. Cash withdrawals must generally be for at least $1,000 (except for systematic withdrawals, which must be at least $100) or your entire accumulation, if less. TIAA reserves the right to cancel any contract where no premiums have been paid to either the separate account or the fixed account for three years and your total amount in the separate account and the fixed account falls below $2,000. Currently, there is no charge for cash withdrawals.

If you withdraw your entire accumulation in the separate account and the fixed account, TIAA will cancel your contract and all of TIAA’s obligations to you under the contract will end.

GENERAL CONSIDERATIONS FOR ALL TRANSFERS AND CASH WITHDRAWALS

You can tell TIAA how much you want to transfer or withdraw in dollars, accumulation units or as a percentage of your accumulation.

Transfers and cash withdrawals are effective at the end of the business day TIAA receives your request and any required information and documentation. Transfers and cash withdrawals made at any time other than during a business day will be effective at the close of the next business day. You can also defer the effective date of a transfer or cash withdrawal to a future business day acceptable to TIAA.

To request a transfer, write to TIAA’s home office, call TIAA’s Automated Telephone Service at 800 842-2252 (there is an option to speak with a live person, if you wish) or use the TIAA-CREF Web Center’s account access feature

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over the Internet at www.tiaa-cref.org. If you make a telephone or Internet transfer at any time other than during a business day, it will be effective at the close of the next business day. TIAA can suspend or terminate your ability to transfer by telephone or over the Internet at any time for any reason.

TAX ISSUES

Make sure you understand the possible federal and other income tax consequences of transfers and cash withdrawals. Cash withdrawals are usually taxed at the current rates for ordinary income—i.e., they are not treated as capital gains. They may subject you to early-distribution taxes or penalties as well. For details, see “Federal Income Taxes” below.

MARKET TIMING

Because you may only make transfers out of the fixed account once every 180 days, and because there may be tax penalties for early withdrawals, the opportunities for market timing between the SIA and the fixed account are limited. In addition, the separate account consists of domestic securities and has only one investment portfolio (the SIA). As a result, no specific market timing policies have been adopted by the Management Committee for the separate account. The separate account seeks to apply its transfer restrictions to all contractowners. No exceptions are currently made with respect to these restrictions.

Transferring money back and forth among the fixed account and the SIA in an effort to “time” the market could cause the SIA to incur transaction costs, including, among other things, expenses for buying and selling securities. These costs would be borne by all investors in the SIA. In addition, market timing can interfere with efficient portfolio management and cause dilution if timers are able to take advantage of pricing inefficiencies.

The SIA is not appropriate for market timing. You should not invest in the separate account if you want to engage in market timing.

CHARGES

SEPARATE ACCOUNT CHARGES

Charges are deducted each valuation day from the assets of the separate account for various services required to manage investments, administer the separate account and the contracts and to cover certain insurance risks borne by TIAA. You will receive at least three months’ notice before TIAA raises any of these charges. TIAA guarantees that total annual expenses will never exceed 1.50% of average daily net assets.

Advisors provides investment management services to the SIA. TIAA provides the administrative services for the separate account and the contracts.

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Investment Advisory Charge. This charge is paid to Advisors for investment advice, portfolio accounting, custodial and similar services provided for the separate account by Advisors. The investment management agreement between Advisors and the separate account sets the investment advisory fee at an annual rate 0.30% of average daily net assets. However, Advisors has voluntarily agreed to waive 0.15% of its fee, so that the actual investment advisory charged is equivalent to an annual rate of 0.15% of average daily net assets.

Administrative Expense Charge. This charge is paid to TIAA for administration and operations services provided to the separate account by TIAA, such as allocating premiums and administering accumulations. The current deduction is equivalent to an annual rate of 0.20% of average daily net assets.

Mortality and Expense Risk Charge. TIAA imposes a daily charge as compensation for bearing certain mortality and expense risks in connection with the contract. The current deduction is equal to an annual rate of 0.40% of average daily net assets. Accumulations and annuity payments are not affected by changes in actual mortality experience or by TIAA’s actual expenses.

TIAA’s mortality risks come from its contractual obligations to make annuity payments and to pay death benefits before the annuity starting date. This assures that neither your own longevity nor any collective increase in life expectancy will lower the amount of your annuity payments. TIAA also bears a risk in connection with its death benefit guarantee, since a death benefit may exceed the actual amount of an accumulation at the time when it is payable.

TIAA’s expense risk is the possibility that TIAA’s actual expenses for administering the contract and the separate account will exceed the amount recovered through the administrative expense charge.

If the mortality and expense risk charge is not enough to cover TIAA’s actual costs, TIAA will absorb the deficit. On the other hand, if the charge more than covers costs, the excess will belong to TIAA. TIAA will pay a fee from its general account assets, which may include amounts derived from the mortality and expense risk charge, to Teachers Personal Investors Services, Inc. (“TPIS”), the principal underwriter of the variable component of the contract, for distribution of the variable component of the contract.

TIAA reserves the right to increase the overall maximum expense charge to 1.50% of average daily net assets per year.

OTHER CHARGES

No Deductions From Premiums. The contract provides for no front-end charges, sales loads or redemption fees.

Premium Taxes. Currently, contracts issued to residents of several states and the District of Columbia are subject to a premium tax. Charges for premium taxes on a particular contract ordinarily will be deducted from the accumulation value when the tax is applied to provide annuity payments. However, if a

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jurisdiction requires payment of premium taxes at other times, such as when premiums are paid or when cash withdrawals are taken, TIAA will deduct premium taxes at those times. Current state premium taxes, where charged, range from 1% to 3.50% of annuity payments.

BROKERAGE COMMISSIONS AND RELATED TRANSACTION EXPENSES

Brokers’ commissions, transfer taxes, the pro rata portion of the expenses of other investment companies in which the SIA invests and other portfolio fees are charged directly to the separate account (see the SAI).

THE ANNUITY PERIOD

All annuity payments are paid to the contractowner from the fixed account. TIAA fixed annuity payments are usually monthly. You can choose quarterly, semi-annual and annual payments as well. TIAA reserves the right not to make payments at any interval that would cause the initial payment to be less than $100.

The value of the amount accumulated upon which payments are based will be set at the end of the last Valuation Day of the month before the annuity starting date. TIAA transfers your separate account accumulation to the fixed account on that day. At the annuity starting date, the dollar amount of each periodic annuity payment is fixed, based upon the number and value of the separate account accumulation units being converted to annuity income, the annuity option chosen, the ages of the annuitant and the annuity partner (under a survivor income option) and the annuity purchase rates at that time. (These will not be lower than the rates outlined in your contract.) Payments will not change while the annuitant and the annuity partner (under a survivor income option) are alive. After the end of the accumulation period, your contract will no longer participate in the separate account. The total value of annuity payments may be more or less than total premiums paid by the contractowner.

Technically all benefits are payable at TIAA’s home office, but TIAA will send your annuity payments by mail to your home address or (on your request) by mail or electronic fund transfer to your bank. If the address or bank where you want your payments sent changes, it is your responsibility to let TIAA know. TIAA can send payments to your residence or bank abroad, although there are some countries where the U.S. Treasury Department imposes restrictions.

ANNUITY STARTING DATE

Generally, you pick an annuity starting date (it has to be the first day of a month) when you first apply for a contract. If you do not, TIAA will tentatively assume the annuity starting date will be the latest permissible annuity starting date (i.e., the first day of the month of the annuitant’s 90th birthday). You can change the annuity starting date at any time before annuity payments begin (see

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“Choices and Changes,” below). In any case, the annuity starting date must be at least 14 months after the date your contract is issued.

For payments to begin on the annuity starting date, TIAA must have received all information and documentation necessary for the income option you’ve picked. (For more information, contact TIAA—see below.) If TIAA hasn’t received all the necessary information, it will defer the annuity starting date until the first day of the month after the information was received, but not beyond the latest permissible annuity starting date. If, by the latest permissible annuity starting date, you have not picked an income option or if TIAA has not otherwise received all the necessary information, it will begin payments under the automatic election option stated in your contract. Your first annuity check may be delayed while TIAA processes your choice of income options and calculates the amount of your initial payment.

INCOME OPTIONS

You may select from the several income options set forth in your contract (all from the fixed account) or any other annuity option available from TIAA at the time of selection. However, federal tax law might limit the options available to you. You may change your choice any time before payments begin, but once they have begun no change can be made. You have a number of different annuity options from which to choose.

The current options are:

Single Life Annuity. Pays income (usually monthly) as long as the annuitant lives. Remember: All payments end at the annuitant’s death, so it would be possible, for example, for the contractowner to receive only one payment if the annuitant died less than a month after annuity payments started. If you die before the annuitant, your beneficiary becomes the contractowner.

Single Life Annuity with a 10-, 15- or 20-Year Guaranteed Period. Pays income (usually monthly) as long as the annuitant lives or until the end of the guaranteed period, whichever is longer. If the annuitant dies before the period is up, payments continue for the remaining time. If you die while any payments remain due, your beneficiary becomes the contractowner.

Payments for a Fixed Period. Pays income (usually monthly) for a stipulated period of not less than two nor more than thirty years. At the end of the period you have chosen, payments stop. If you die before the period is up, your beneficiary becomes the contractowner.

Survivor Income Options. Pays income at least as long as the annuitant and the annuity partner are alive, then continues upon the death of one at either the same or a reduced level until the second person dies. Once annuity payments begin under a survivor annuity, you cannot change the annuity partner. If you die while any payments remain due, your beneficiary becomes the contractowner.

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Full Benefit, With or Without Guaranteed Period. If the annuitant or the annuity partner dies, payments continue for the life of the survivor. If you have not chosen a guaranteed period, all payments stop when the second person dies. If you have chosen a guaranteed period of 10, 15 or 20 years and both the annuitant and the annuity partner die before it elapses, payments to the beneficiary still continue for the rest of the period.

Two-Thirds Benefit, With or Without Guaranteed Period. If the annuitant or the annuity partner dies, payments of two-thirds of the amount that would have been paid if both had lived continue for the life of the survivor. If you have not chosen a guaranteed period, all payments stop when the second person dies. If you’ve chosen a guaranteed period of 10, 15 or 20 years and both the annuitant and the annuity partner die before it elapses, payments to the beneficiary of two-thirds of the amount that would have been paid if both had lived continue for the rest of the period.

Half-Benefit After the Death of the Annuitant, With or Without Guaranteed Period. If the annuity partner outlives the annuitant, payments of half the amount that would have been paid if the annuitant had lived will continue for the life of the annuity partner. If you haven’t chosen a guaranteed period, all payments stop when the second person dies. If you’ve chosen a guaranteed period of 10, 15 or 20 years and both the annuitant and the annuity partner die before it elapses, payments to the beneficiary of half the amount that would have been paid if the annuitant had lived continue for the rest of the period.

TIAA may make variable income options available in the future, subject to applicable law.

DEATH BENEFITS

Death benefits become payable when TIAA receives proof that you or the annuitant has died during the accumulation period. When you fill out an application for a contract, you name one or more beneficiaries to receive the death benefit if you die. You can change your beneficiary at any time during the accumulation period (see “Choices and Changes” below). For more information on designating beneficiaries, contact TIAA or your legal advisor. If the annuitant dies during the accumulation period, you become the death benefit payee.

Currently, your accumulation will continue participating in the investment experience of the separate account up to and including the day when the beneficiary claims the death benefit. If the contractowner’s spouse is the sole beneficiary, when the contractowner dies the spouse can choose to become the contractowner and continue the contract or receive the death benefit. If the spouse does not make a choice within 60 days after TIAA receives proof of death, no transfer will be made and the spouse will automatically become the

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contractowner. The spouse will also become the annuitant if the contractowner was the annuitant.

The amount of the death benefit will equal the greater of (1) the amount you have accumulated in the separate and fixed accounts on the day TIAA receives proof of death or, if that is not a business day, on the next business day, or (2) the total premiums paid under your contract minus any cash withdrawals (or surrender charges on cash withdrawals or transfers from the fixed account). If (2) is greater than (1), TIAA will deposit the difference in the fixed account as of the day TIAA receives proof of death.

You can choose in advance the method by which death benefits should be paid, or you can leave it up to the death benefit payee. Except with the Single-Sum Payment and Interest Payments methods, the amount of each periodic payment is fixed (see “The Fixed Account” above). While you and the annuitant are both alive, you can change the method of payment you have chosen. You can also stipulate that your beneficiary not change the method you’ve specified in advance. (To choose, change or restrict the method by which death benefits are to be paid, you or your beneficiary has to notify TIAA in writing.) Once death benefits start, the method of payment cannot be changed.

To pay a death benefit, TIAA must have received all necessary forms and documentation. (For more information, contact TIAA—see below.) Even if TIAA has not received all of the required information, death benefits must begin by the first day of the month following the 60th day after TIAA receives proof of death. If no method of payment has been chosen by that time, TIAA will have the option of paying the entire death benefit to the death benefit payee within five years of death, using the Payments for a Fixed Period method. If the contractowner is not a natural person (e.g., it is an estate or a corporation), TIAA will apply these distribution requirements if the annuitant dies.

METHODS OF PAYMENT

TIAA limits the methods of payment for death benefits to those suitable under federal income tax law for annuity contracts. (For more information, see “Taxation of Annuities” below.) With methods offering periodic payments, benefits are usually monthly, but the death benefit payee can request to receive them quarterly, semiannually or annually instead. Federal law may restrict the availability of certain methods to the death benefit payee; conversely, TIAA may offer additional methods in the future. At present, the methods of payment for TIAA death benefits are:

Single-Sum Payment. The entire death benefit is paid at once (within seven days after TIAA receives all necessary forms and documentation). When the beneficiary is an estate, the single-sum method is automatic, and TIAA reserves the right to pay death benefits only as a single sum to corporations, trustees, partnerships, guardians or any beneficiary not a natural person.

Single Life Annuity. Payable monthly for the life of the death benefit payee, with payments ending when he or she dies.

TIAA Separate Account VA-1  ■   Prospectus     27

Single Life Annuity With a 10-, 15- or 20-Year Guaranteed Period. Payable monthly for the death benefit payee’s lifetime or until the end of the period chosen, whichever is later. If he or she dies before the period is up, the remaining payments continue to the person named to receive them (see “Choices and Changes,” below). Federal tax law says the guaranteed period selected cannot exceed the death benefit payee’s life expectancy.

Payments for a Fixed Period. Payable over two to 30 years, as determined by you or your beneficiary. At the end of the selected period, payments stop. If the death benefit payee dies before the period is up, the remaining payments continue to the person named to receive them. Federal tax law says the fixed period selected cannot exceed the death benefit payee’s life expectancy.

Interest Payments. TIAA will pay interest on the amount of the death benefit each month for two to 30 years. You (or your beneficiary, unless you specify otherwise) choose the period. The death benefit is payable at the end of the period chosen. If the death benefit payee dies before the interest payment period is up, the death benefit becomes payable immediately. For this interest-only method, the death benefit must be at least $5,000.

The Single Life Annuity and the Single Life Annuity With A 10-, 15- or 20-Year Guaranteed Period methods are available only if the death benefit payee is a natural person. Under any method (except the Interest Payments method) that would result in payments of less than $100 a month, TIAA reserves the right to require a change in choice that will result in payments of $100 or more.

TIMING OF PAYMENTS

Usually TIAA will make the following kinds of payments from the separate account within seven calendar days after TIAA has received the information it needs to process a request:

1. Cash withdrawals;

2. Transfers to the fixed account; and

3. Death benefits.

TIAA can extend the seven-day period only if (1) the NYSE is closed (or trading restricted by the SEC) on a day that is not a weekend or holiday; (2) an SEC-recognized emergency makes it impractical for Advisors to sell securities or determine the value of assets in the separate account; or (3) the SEC permits or requires TIAA by order to postpone payments to protect you and other separate account contractowners.

FEDERAL INCOME TAXES

The following discussion is based on TIAA’s understanding of current federal income tax law under current Internal Revenue Service (“IRS”) interpretations. TIAA cannot guarantee that the law or the IRS’s interpretation will not change.

TIAA has not considered any applicable state or other tax laws. Of course, your own tax status or that of your beneficiary could affect your final outcome.

28     Prospectus  ■  TIAA Separate Account VA-1

You should consult a qualified tax professional for advice before executing any transaction involving a contract.

TAX STATUS OF THE CONTRACT

Diversification Requirements. Section 817(h) of the IRC and the regulations under it provide that separate account investments underlying a contract must be “adequately diversified” for it to qualify as an annuity contract under IRC section 72. The separate account intends to comply with the diversification requirements of the regulations under section 817(h). This will affect how Advisors makes investments for the separate account.

Owner Control. Under the IRC, you could be considered the owner of the assets of the separate account used to support your contract. If this happens, you would have to include income and gains from the separate account assets in your gross income. The IRS has published rulings stating that a variable contractowner will be considered the owner of separate account assets if the contractowner has any powers that the actual owner of the assets might have, such as the ability to exercise investment control. The U.S. Treasury Department says that the regulations on investment diversification do not provide guidance about when and how investor control of a segregated asset account’s investment could cause the investor rather than the insurance company to be treated as the owner of the assets for tax purposes.

Your ownership rights under the contract are similar but not identical to those described by the IRS in rulings that held that contractowners were not owners of separate account assets, so the IRS might not rule the same way in your case. TIAA reserves the right to change the contract if necessary to help prevent your being considered the owner of the separate account’s assets for tax purposes.

Required Distributions. To qualify as an annuity contract under section 72(s) of the IRC, a contract must provide that: (a) if any owner dies on or after the annuity starting date but before all amounts under the contract have been distributed, the remaining amounts will be distributed at least as quickly as under the method being used when the owner died; and (b) if any owner dies before the annuity starting date, all amounts under the contract will be distributed within five years of the date of death. So long as the distributions begin within a year of the owner’s death, the IRS will consider these requirements satisfied for any part of the owner’s interest payable to or for the benefit of a “designated beneficiary” and distributed over the beneficiary’s life or over a period that cannot exceed the beneficiary’s life expectancy. A designated beneficiary is the person the owner names to assume ownership when the owner dies. A designated beneficiary must be a natural person. If a contractowner’s spouse is the designated beneficiary, he or she can continue the contract when the contractowner dies.

TIAA Separate Account VA-1  ■   Prospectus     29

The contract is designed to comply with section 72(s). TIAA will review the contract and amend it if necessary to make sure that it continues to comply with the section’s requirements.

TAXATION OF ANNUITIES

Assuming the contracts qualify as annuity contracts for federal income tax purposes:

In General. IRC section 72 governs annuity taxation generally. TIAA believes an owner who is a natural person usually will not be taxed on increases in the value of a contract until there is a distribution (i.e., the owner withdraws all or part of the accumulation or takes annuity payments). Assigning, pledging or agreeing to assign or pledge any part of the accumulation usually will be considered a distribution. Withdrawals of accumulated investment earnings are taxable as ordinary income. Generally under the IRC, withdrawals are first allocated to investment earnings.

The owner of any annuity contract who is not a natural person generally must include in income any increase in the excess of the accumulation over the “investment in the contract.”

The following discussion applies generally to contracts owned by a natural person:

Withdrawals.  If you withdraw funds from your contract before the annuity starting date, IRC section 72(e) usually deems taxable any amounts received to the extent that the accumulation value immediately before the withdrawal exceeds the investment in the contract. Any remaining portion of the withdrawal is not taxable. The investment in the contract usually equals all premiums paid by the contractowner or on the contractowner’s behalf.

If you withdraw your entire accumulation under a contract, you will be taxed only on the part that exceeds your investment in the contract.

Annuity Payments. Although tax consequences can vary with the income option you pick, IRC section 72(b) provides generally that, before you recover the investment in the contract, gross income does not include that fraction of any annuity income payments that equals the ratio of investment in the contract to the expected return at the annuity starting date. After you recover your investment in the contract, all additional annuity payments are fully taxable.

Taxation of Death Benefit Proceeds. Amounts may be paid from a contract because an owner has died. If the payments are made in a single sum, they are taxed the same way a full withdrawal from the contract is taxed. If they are distributed as annuity payments, they’re taxed as annuity payments. Generally, under the Interest Payments method the death benefit will be taxed as though it were distributed as a single-sum payment at the beginning of the payment period, with interest taxed as it is paid.

Penalty Tax on Some Withdrawals. You may have to pay a penalty tax (10% of the amount treated as taxable income) on some withdrawals. However, there is usually no penalty on distributions:

30     Prospectus  ■  TIAA Separate Account VA-1

(1) on or after you reach 59½;

(2) after you die (or after the annuitant dies, if the owner is not an individual);

(3) after you become disabled; or

(4) that are part of a series of substantially equal periodic (at least annual) payments for your life (or life expectancy) or the joint life (or life expectancy) of you and your beneficiary.

Possible Tax Changes. Legislation is proposed from time to time that would change the taxation of annuity contracts. It is possible that such legislation could be enacted and that it could be retroactive (that is, effective prior to the date of the change). You should consult a tax adviser with respect to legislative developments and their effect on the contract.

TRANSFERS, ASSIGNMENTS OR EXCHANGES OF A CONTRACT

Transferring contract ownership, designating an annuitant, payee or other beneficiary who is not also the owner, or exchanging a contract can have other tax consequences that are not discussed here. If you are thinking about any of those transactions, contact a professional tax adviser for advice before executing a transaction.

WITHHOLDING

Annuity distributions usually are subject to withholding for the recipient’s federal income tax liability at rates that vary according to the type of distribution and the recipient’s tax status. However, most recipients can usually choose not to have tax withheld from distributions.

MULTIPLE CONTRACTS

In determining gross income, section 72(e) generally treats as one contract all TIAA and its affiliate’s non-qualified deferred annuity contracts issued after October 21, 1988, to the same owner during any calendar year. This could affect when income is taxable and how much might be subject to the 10% penalty tax (see above). It is possible, for instance, that if you take annuity payments from only one of the contracts, they could be taxed like individual withdrawals (see above). There might be other situations where the U.S. Treasury Department concludes that it would be appropriate to treat two or more annuity contracts purchased by the same owner as if they were one contract. Consult a qualified tax adviser before buying more than one annuity contract that falls within the scope of these rules.

FEDERAL ESTATE TAXES

While no attempt is being made to discuss the federal estate tax implications of any contract, keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value

TIAA Separate Account VA-1  ■  Prospectus     31

of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.

GENERATION-SKIPPING TRANSFER TAX

Under certain circumstances, the IRC may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the IRC may require TIAA to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

RESIDENTS OF PUERTO RICO

The IRS has announced that income received from an annuity contract by residents of Puerto Rico is U.S.-source income that is generally subject to U.S. federal income tax.

ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Consult with a qualified tax adviser regarding U.S., state and foreign taxation.

POSSIBLE CHARGE FOR TIAA’S TAXES

Currently TIAA does not charge the separate account for any federal, state or local taxes on it or its contracts (other than premium taxes—see above) but TIAA reserves the right to charge the separate account or the contracts for any tax or other cost resulting from the tax laws that TIAA believes should be attributed to them.

TAX ADVICE

What TIAA tells you here about federal and other taxes is not comprehensive and is for general information only. It does not cover every situation. Taxation varies depending on the circumstances, and foreign, state and local taxes may also be involved. For complete information on your personal tax situation, check with a qualified tax adviser.

32     Prospectus  ■  TIAA Separate Account VA-1

IMPORTANT TRANSACTION INFORMATION

Financial Condition of TIAA: Many financial services companies, including insurance companies, have been facing challenges in the recent economic and market environment. TIAA is providing important information to help you understand how TIAA’s contracts work and how TIAA’s ability to meet its obligations affects your contract.

Assets in the separate account. You assume all of the investment risk for accumulations allocated to the investment accounts. Your accumulation in the investment accounts is part of the assets of the separate account. These assets are segregated and insulated from the TIAA general account, and may not be charged with liabilities arising from any other business that TIAA may conduct. This means that your accumulated value allocated to the separate account should generally not be adversely affected by the financial condition of the TIAA general account. See “The Separate Account.”

Assets in the TIAA General Account. TIAA issues insurance policies and financial products other than the separate account and some of these products are supported by the assets in the TIAA general account (e.g., TIAA Traditional). These general account products are subject to TIAA’s claims-paying ability.

TIAA’s Financial Condition. As an insurance company, TIAA is required by state insurance regulation to hold a specified amount of reserves in order to meet the contractual obligations of its general account. In order to meet its claims-paying obligations, TIAA monitors its reserves so that TIAA holds amounts required under state law to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that TIAA will always be able to meet its claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulation. State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that TIAA may incur as the result of defaults on the payment of interest or principal on its general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments.

How to Obtain More Information. TIAA encourages contractowners to read and understand TIAA’s financial statements. The financial statements of TIAA are located in the SAI. For a free copy of the SAI, simply call or write TIAA at the phone number or address referenced earlier in this Prospectus. In addition, the SAI is available on the SEC’s website at http://www.sec.gov.

Customer Complaints: Customer complaints may be directed to TIAA’s Planning and Service Center, Customer Relations Unit (A2-01), 8500 Andrew Carnegie Blvd., Charlotte, NC 28262, telephone 800 223-1200.

TIAA Separate Account VA-1  ■   Prospectus     33

Choices and Changes: As long as the contract permits, the contractowner (or the annuitant, the annuity partner, beneficiary or any other payee) can choose or change any of the following: (1) an annuity starting date; (2) an income option; (3) a transfer; (4) a method of payment for death benefits; (5) an annuity partner, beneficiary, or other person named to receive payments; and (6) a cash withdrawal or other distribution. You have to make your choices or changes via a written notice satisfactory to TIAA and received at TIAA’s home office (see below). You can change the terms of a transfer, cash withdrawal or other cash distribution only before they are scheduled to take place. When TIAA receives a notice of a change in beneficiary or other person named to receive payments, it will execute the change as of the date it was signed, even if the signer dies in the meantime. TIAA executes all other changes as of the date received. As already mentioned, TIAA will delay the effective date of some transactions until it receives additional documentation (see “Remitting Premiums” above).

Telephone and Internet Transactions: You can use TIAA’s Automated Telephone Service (ATS) or the TIAA-CREF Web Center’s account access feature over the Internet to check your accumulation balances and/or your current allocation percentages, transfer between the separate account and the fixed account and/or allocate future premiums to the separate account or the fixed account. For the ATS, you will be asked to enter your Social Security number and password. For the Web Center, you will be asked to enter your user identification, password and the answer to your security question. (You can establish a PIN by calling us.) Both will lead you through the transaction process and will use reasonable procedures to confirm that instructions given are genuine. TIAA will not be responsible for loss due to unauthorized or fraudulent transactions if it follows such procedures. All transactions made over the ATS and through the Web Center are electronically recorded.

To use the ATS, you need to call 800 842-2252 on a touch-tone phone. To use the Web Center’s account access feature, access the TIAA-CREF Internet home page at www.tiaa-cref.org.

TIAA can suspend or terminate your ability to transact by telephone or over the Internet at any time for any reason. Also, telephone and Internet transactions may not always be available.

Your Voting Rights: When contractowner meetings are held, contractowners generally can vote: (1) to elect members of the Management Committee; (2) to ratify the selection of an independent registered public accounting firm for the separate account; and (3) on any other matter that requires a vote by contractowners. On the record date, you will have one vote per dollar of your accumulation.

The phrase “majority of outstanding voting securities” means the lesser of: (a) 67% of the voting securities present, as long as the holders of at least half the voting securities are present or represented by proxy; or (b) 50% of the outstanding voting securities. If a majority of outstanding voting securities is not required to decide a question, the separate account will generally require a

34     Prospectus   ■  TIAA Separate Account VA-1

quorum of 10% of the outstanding voting securities, with a simple majority of votes cast required to decide the issue. If laws, regulations, or legal interpretations make it unnecessary to submit any issue to a vote, or otherwise restrict your voting rights, TIAA reserves the right to act as permitted.

Electronic Prospectuses: If you received this Prospectus electronically and would like a paper copy, please call 800 223-1200, and TIAA will send it to you free of charge.

Errors or Omissions: TIAA reserves the right to correct any errors or omissions on any form, report or statement that TIAA may send you.

Householding:  To cut costs and eliminate duplicate documents sent to your home, TIAA may mail only one copy of the separate account Prospectus, prospectus supplements, annual and semi-annual reports or certain other required documents to your household, even if more than one contractowner lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call TIAA toll-free at 800 233-1200 or write TIAA.

Distribution:  The contracts are offered continuously by TPIS and, in some instances, TIAA-CREF Individual & Institutional Services, LLC (“Services”), which are both registered with the SEC as broker-dealers, are members of the Financial Industry Regulatory Authority (“FINRA”) and are direct or indirect subsidiaries of TIAA. TPIS is the principal underwriter of the contracts. Anyone distributing the contract must be a registered representative of either TPIS or Services, whose main offices are both at 730 Third Avenue, New York, NY 10017-3206. No commissions are paid in connection with the distribution of the contracts.

Signature Requirements: For some transactions, TIAA may require your signature to be notarized or guaranteed by a commercial bank or a member of a national securities exchange.

Contacting TIAA: TIAA will not consider any notice, form, request or payment to have been received by TIAA until it reaches the following address: Teachers Insurance and Annuity Association of America, P.O. Box 1261, Charlotte, NC 28201. You can ask questions by calling toll-free 800 223-1200.

LEGAL PROCEEDINGS

The assets of the separate account are not subject to any legal actions. Neither TIAA nor TPIS nor Advisors is involved in any legal action they consider material to their respective obligations to the separate account.

ADDITIONAL INFORMATION ABOUT INDEX PROVIDERS

The Russell 3000® Index is a trademark/service mark of the Russell Investment Group. The Russell Investment Group is the owner of the copyrights relating to the Russell Index and is the source and owner of the data contained

TIAA Separate Account VA-1  ■   Prospectus     35

or reflected in the performance values relating to the Russell Index. The separate account is not promoted by, nor in any way affiliated with, the Russell Investment Group. The Russell Investment Group is not responsible for and has not reviewed the separate account nor any associated literature or publications and the Russell Investment Group makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

CONDENSED FINANCIAL INFORMATION

Presented below is condensed financial information for the separate account for the fiscal years ended December 31, 2001–2010. The condensed financial information for the fiscal years ended December 31, 2010, 2009, 2008, 2007, 2006 and 2005 is derived from the separate account’s financial statements for those periods audited by PricewaterhouseCoopers LLP. Their reports appear in the separate account’s respective annual reports for those years, which are available without charge upon request and are incorporated herein by reference. Condensed financial information for fiscal periods ended December 31, 2004 and earlier, is derived from financial statements audited by the separate account’s former independent registered public accounting firm. The table shows per accumulation unit data for the SIA, the only investment portfolio of the separate account.

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CONDENSED FINANCIAL INFORMATION

	Years Ended December 31,
	2010	2009	2008	2007	2006	2005	2004	2003	2002	2001
FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT EACH PERIOD*
Investment income	$1.542	$1.413	$1.758	$1.750	$1.568	$1.378	$1.359	$1.041	$0.965	$0.916
Total Expenses	0.591	0.452	0.484	0.575	0.584	0.519	0.468	0.310	0.218	0.253
Net investment income	0.951	0.961	1.274	1.175	0.984	0.859	0.891	0.731	0.747	0.663
Net realized and unrealized gain
(loss) on total investments	11.319	15.456	(37.166)	2.979	10.909	3.222	6.727	15.066	(15.200)	(9.499)
Net change in accumulation
unit value	12.270	16.417	(35.892)	4.154	11.893	4.081	7.618	15.797	(14.453)	(8.836)
Accumulation unit value:
Beginning of year	76.171	59.754	95.646	91.492	79.599	75.518	67.900	52.103	66.556	75.392
End of year	$88.441	$76.171	$59.754	$95.646	$91.492	$79.599	$75.518	$67.900	$52.103	$66.556

TOTAL RETURN*	16.11%	27.48%	(37.53)%	4.54%	14.94%	5.40%	11.22%	30.32%	(21.72)%	(11.72)%
RATIOS TO AVERAGE NET ASSETS
Expenses before waiver†	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.76%	—%	—%
Expenses after waiver	0.75%	0.71%	0.67%	0.67%	0.67%	0.67%	0.67%	0.53%	0.37%	0.37%
Net investment income	1.21%	1.50%	1.58%	1.19%	1.13%	1.12%	1.28%	1.26%	1.27%	0.97%
SUPPLEMENTAL DATA
Portfolio turnover rate	10%	6%	7%	6%	7%	6%	5%	4%	5%	10%
Accumulation units outstanding
at end of year (in thousands)	8,427	8,921	9,488	10,345	10,882	11,598	12,123	12,176	11,801	12,517
Net assets at end of year
(in thousands)	$745,289	$679,559	$566,938	$989,292	$996,044	$923,201	$915,478	$826,747	$614,853	$833,099

* Based on per accumulation unit data.

† The ratio of expenses to average net assets before expense waiver was not included as part of the audited Condensed Financial Information until December 31, 2003.

TIAA Separate Account VA-1 ■ Prospectus 37

TABLE OF CONTENTS FOR
STATEMENT OF ADDITIONAL INFORMATION

Investment Restrictions B-2

Investment Policies and
Risk Considerations B-2

Firm Commitment Agreements and
Purchase of “When-Issued” Securities B-6

Valuation of Assets B-9

Disclosure of Portfolio Holdings B-10

Management of the Separate Account B-12

Proxy Voting Policies B-17

Investment Advisory and
Related Services  B-18

Information About the Separate
Account’s Portfolio Management  B-18

Administrative Services B-20

Advisors and TIAA B-20

Brokerage Allocation B-21

Periodic Reports B-22

General Matters B-22

State Regulation B-22

Legal Matters B-22

Experts  B-22

Additional Information B-23

Financial Statements B-23

Index to TIAA Financial Statements B-24

Appendix A: TIAA-CREF Policy
Statement on Corporate Governance  B-95

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STATEMENT OF ADDITIONAL INFORMATION

Individual Flexible-Premium Deferred Variable Annuities

Funded through

TIAA SEPARATE ACCOUNT VA-1

of

Teachers Insurance and Annuity Association of America

MAY 1, 2011

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in connection with the current prospectus dated May 1, 2011 (the “Prospectus”) for the variable annuity that is the variable component of the contract. The Prospectus is available without charge upon written or oral request to: Teachers Insurance and Annuity Association of America, 730 Third Avenue, New York, New York 10017-3206, Attention: Central Services: telephone 800 223-1200. Capitalized or defined terms in the Prospectus are incorporated into this SAI. As used in this SAI, references to the separate account also include the Stock Index Account (“SIA”).

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACTS.

INVESTMENT RESTRICTIONS

The following restrictions are fundamental policies with respect to TIAA Separate Account VA-1 (the “separate account”) and may not be changed without the approval of a majority of the separate account’s outstanding voting securities, as that term is defined under the Investment Company Act of 1940 (“1940 Act”).

1.	The separate account will not issue senior securities except as Securities and Exchange Commission (“SEC”) regulations permit;

2.

The separate account will not borrow money, except: (a) the separate account may purchase securities on margin, as described in restriction 9 below; and (b) from banks (only in amounts not in excess of 33 1/3% of the market value of the separate account’s assets at the time of borrowing), and, from other sources, for temporary purposes (only in amounts not exceeding 5% of the separate account’s total assets taken at market value at the time of borrowing). Money may be temporarily obtained through bank borrowing, rather than through the sale of portfolio securities, when such borrowing appears more attractive for the separate account;

3.	The separate account will not underwrite the securities of other companies, except to the extent that it may be deemed an underwriter in connection with the disposition of securities from its portfolio;

4.	The separate account will not, with respect to at least 75% of the value of its total assets, invest more than 5% of its total assets in the securities of any one issuer other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities;

5.	The separate account will not make an investment in an industry if after giving effect to that investment the separate account’s holding in that industry would exceed 25% of the separate account’s total assets—this restriction, however, does not apply to investments in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities;
6.	The separate account will not purchase real estate or mortgages directly;

7.	The separate account will not purchase commodities or commodities contracts, except to the extent futures are purchased as described herein;

8.

The separate account will not make loans, except: (a) that it may make loans of portfolio securities not exceeding 33 1/3% of the value of its total assets, which are collateralized by either cash, United States Government securities, or other means permitted by applicable law, equal to at least 102% of the market value of the loaned securities, or such lesser percentage as may be permitted by the New York State Insurance Department (not to fall below 100% of the market value of the loaned securities), as reviewed daily; (b) loans through entry into repurchase agreements may be made; (c) privately placed debt securities may be purchased; or (d) participation interests in loans, and similar investments, may be purchased; and

9.	The separate account will not purchase any security on margin (except that the separate account may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities).

With the exception of percentage restrictions related to borrowings, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change of values in portfolio securities will not be considered a violation.

The separate account is a diversified, open-end, management investment company.

INVESTMENT POLICIES AND RISK CONSIDERATIONS

CREDIT FACILITY

Borrowing and Lending Among Affiliates. The separate account participates in an unsecured revolving credit facility, to be used for temporary or emergency purposes, including

B-2	Statement of Additional Information ■ TIAA-CREF Separate Account VA-1

without limitation, funding of contractowner redemptions that otherwise might require the untimely disposition of securities. Certain accounts or funds of the College Retirement Equities Fund, the TIAA-CREF Funds and the TIAA-CREF Life Funds, each of which is managed by Teachers Advisors, Inc., the separate account’s investment adviser (“Advisors”) or an affiliate of Advisors, also participate in this credit facility. An annual commitment fee for the credit facility is borne by the participating funds and the separate account. Interest associated with any borrowings by the separate account under the facility will be charged to the separate account at rates that are based on a specified rate of interest.

If the separate account borrows money, it could leverage its portfolio by keeping securities it might otherwise have had to sell. Leveraging exposes the separate account to special risks, including greater fluctuations in net asset value in response to market changes.

TEMPORARY DEFENSIVE POSITIONS

During periods when Advisors believes there are unstable market, economic, political or currency conditions domestically or abroad, Advisors may assume, on behalf of the separate account, a temporary defensive posture and (1) without limitation, hold cash and/or invest in money market instruments, or (2) restrict the securities markets in which the separate account’s assets will be invested by investing those assets in securities markets deemed by Advisors to be conservative in light of the account’s investment objective and policies. Under normal circumstances, the separate account may invest a portion of its total assets in cash or money market instruments for cash management purposes, pending investment in accordance with the SIA’s investment objective and policies and to meet operating expenses. To the extent that the SIA holds cash or invests in money market instruments, it may not achieve its investment objective.

ADDITIONAL RISKS RESULTING FROM RECENT MARKET EVENTS AND GOVERNMENT INTERVENTION IN FINANCIAL MARKETS

Events in the financial sector over the past few years have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, among others, the placement by the U.S. Government of the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) under conservatorship, the bankruptcy of Lehman Brothers Holdings Inc., the sale of Merrill Lynch to Bank of America, the U.S. Government’s support of American International Group, Inc., the sale of Wachovia Corporation to Wells Fargo & Company, credit and liquidity issues involving certain money market mutual funds, and emergency measures by the U.S. Government and foreign governments temporarily banning short-selling. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with companies that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain whether or for how long these conditions will continue.

In addition to the unprecedented turbulence in financial markets, the reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. These events and possible continuing market turbulence may have an adverse effect on the separate account.

Instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may also take actions that affect the regulation of the instruments in which the separate account invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the separate account itself is regulated. Such legislation or regulation could limit or preclude the separate account’s ability to achieve its investment objective. Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the separate account’s portfolio holdings.

RESTRICTED SECURITIES

The separate account may invest in restricted securities. A restricted security is one that has a contractual restriction on resale or cannot be resold publicly until it is registered under the Securities Act of 1933, as amended (the “1933 Act”). From time to time, restricted securities can be considered illiquid. For example, they may be considered illiquid if they are not eligible for sale to qualified institutional purchasers in reliance upon Rule 144A under the 1933 Act. However, purchases by the separate account of securities of foreign issuers offered and sold outside the United States may be considered liquid even though they are restricted. The Management Committee of the separate account has delegated responsibility to Advisors for determining the value and liquidity of restricted securities and other investments held by the separate account.

ILLIQUID INVESTMENTS

The separate account may invest up to 10% of its net assets, measured at the time of investment, in investments that may not be readily marketable. Investment in illiquid securities poses risks of potential delays in resale. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and it may be difficult for the separate account to dispose of illiquid securities promptly or to sell such securities for their fair market value.

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PREFERRED STOCK

The separate account can invest in preferred stock consistent with its investment objectives. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer’s assets but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors, and shareholders may suffer a loss of value if dividends are not paid. Preferred shareholders generally have no legal recourse against the issuer if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Under ordinary circumstances, preferred stock does not carry voting rights.

OPTIONS AND FUTURES

The separate account may engage in options (puts and calls) and futures strategies to the extent permitted by the New York Insurance Department (“NYID”) and subject to SEC and Commodity Futures Trading Commission (“CFTC”) requirements. It is not the intention of the separate account to use options and futures strategies in a speculative manner, but rather primarily as hedging techniques or for cash management purposes. Options and futures transactions may increase the separate account’s transactional costs and portfolio turnover rate and will be initiated only when consistent with its investment objectives.

Options. Option-related activities could include (1) selling covered call option contracts and purchasing call option contracts for the purpose of closing a purchase transaction; (2) buying covered put option contracts and selling put option contracts to close out a position acquired through the purchase of such options; and (3) selling call option contracts or buying put option contracts on groups of securities and on futures on groups of securities, and buying similar call option contracts or selling put option contracts to close out a position acquired through a sale of such options. This list of options-related activities is not intended to be exclusive, and the separate account may engage in other types of options transactions consistent with its investment objective and policies and applicable law.

A call option is a short-term contract (generally having a duration of nine months or less) that gives the purchaser of the option the right to purchase the underlying security at a fixed exercise price at any time (American style) or at a set time (European style), prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the call option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a call option has the obligation, upon the exercise of the option by the purchaser, to sell the underlying security at the exercise price. Selling of a call option would benefit the separate account if, over the option period the underlying security declines in value or does not appreciate above the aggregate of the exercise price and the premium.

However, the separate account risks an “opportunity loss” of profits if the underlying security appreciates above the aggregate value of the exercise price and the premium.

The separate account may close out a position acquired through selling a call option by buying a call option on the same security with the same exercise price and expiration date as the call option that it had previously sold on that security. Depending on the premium for the call option purchased by the separate account, the separate account will realize a profit or loss on the transaction on that security.

A put option is a similar short-term contract that gives the purchaser of the option the right to sell the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the put option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a put option has the obligation, upon the exercise of the option by the purchaser, to purchase the underlying security at the exercise price. The buying of a covered put contract limits the downside exposure for the investment in the underlying security. The risk of purchasing a put is that the market price of the underlying stock prevailing on the expiration date may be above the option’s exercise price. In that case, the option would expire worthless and the entire premium would be lost.

The separate account may close out a position acquired through buying a put option by selling an identical put option on the same security with the same exercise price and expiration date as the put option that it had previously bought on the security. Depending on the premium of the put option bought and sold, the separate account would realize a profit or loss on the transaction.

In addition to options (both calls and puts) on individual securities, there are also options on groups of securities, such as the options on the Standard & Poor’s 100 Index, which are traded on the Chicago Board Options Exchange. There are also options on the futures of groups of securities such as the Standard & Poor’s 500 Index and the New York Stock Exchange Composite Index. The selling of such calls can be used in anticipation of, or in, a general market or market sector decline that may adversely affect the market value of the separate account’s portfolio of securities. To the extent that the separate account’s portfolio of securities changes in value in correlation with a given stock index, the sale of call options on the futures of that index would substantially reduce the risk to the portfolio of a market decline, and, by so doing, provides an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs. A risk in all options, particularly the relatively new options on groups of securities and on the futures on groups of securities, is a possible lack of liquidity. This will be a major consideration of Advisors before it deals in any option on behalf of the separate account.

There is another risk in connection with selling a call option on a group of securities or on the futures of groups of securities. This arises because of the imperfect correlation between movements in the price of the call option on a particular group

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of securities and the price of the underlying securities held in the portfolio. Unlike a covered call on an individual security, where a large movement on the upside for the call option will be offset by a similar move on the underlying stock, a move in the price of a call option on a group of securities may not be offset by a similar move in the price of securities held due to the difference in the composition of the particular group and the portfolio itself.

Futures. To the extent permitted by applicable regulatory authorities, the separate account may purchase and sell futures contracts on securities or other instruments, or on groups or indices of securities or other instruments. The purpose of hedging techniques using financial futures is to protect the principal value of the separate account against adverse changes in the market value of securities or instruments in its portfolio, and to obtain better returns on investments than available in the cash market. Since these are hedging techniques, the gains or losses on the futures contract normally will be offset by losses or gains, respectively, on the hedged investment. Futures contracts also may be offset prior to the future date by executing an opposite futures contract transaction.

A futures contract on an investment is a binding contractual commitment that, if held to maturity, generally will result in an obligation to make or accept delivery, during a particular future month, of the securities or instrument underlying the contract. By purchasing a futures contract—assuming a “long” position—Advisors legally will obligate the separate account to accept the future delivery of the underlying security or instrument and pay the agreed price. By selling a futures contract—assuming a “short” position—Advisors legally will obligate the separate account to make the future delivery of the security or instrument against payment of the agreed price.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss. While futures positions taken by the separate account usually will be liquidated in this manner, the separate account may instead make or take delivery of the underlying securities or instruments whenever it appears economically advantageous to the separate account to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for closing out positions and guarantees that the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

A stock index futures contract, unlike a contract on a specific security, does not provide for the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date, a final cash settlement occurs and the futures positions are closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

Stock index futures may be used to hedge the equity investments of the separate account with regard to market (systematic)

risk (involving the market’s assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market’s evaluation of the merits of the issuer of a particular security). By establishing an appropriate “short” position in stock index futures, Advisors may seek to protect the value of the separate account’s securities portfolio against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, Advisors can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, the separate account will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case.

Unlike the purchase or sale of a security, no price is paid or received by the separate account upon the purchase or sale of a futures contract. Initially, the separate account will be required to deposit in a segregated account with the broker (futures commission merchant) carrying the futures account on behalf of the separate account an amount of cash, U.S. Treasury securities, or other permissible assets equal to approximately 5% of the contract amount. This amount is known as “initial margin.” The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the separate account upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, called “variation margin,” will be made on a daily basis as the price of the underlying stock index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” For example, when the separate account has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value, and the separate account will receive from the broker a variation margin payment equal to that increase in value. Conversely, where the separate account has purchased a stock index futures contract and the price of the underlying stock index has declined, the position would be less valuable and the separate account would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the separate account may elect to close the position by taking an opposite position that will operate to terminate the separate account’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the separate account, and the separate account realizes a loss or a gain.

There are several risks in connection with the use of a futures contract as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the securities or instruments that are the subject of the hedge. Advisors, on behalf of the separate account, will attempt to reduce this risk by

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engaging in futures transactions, to the extent possible, where, in Advisors’ judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of the separate account’s portfolio securities or instruments sought to be hedged.

Successful use of futures contracts for hedging purposes also is subject to the user’s ability to predict correctly movements in the direction of the market. For example, it is possible that, where the separate account has sold futures to hedge its portfolio against declines in the market, the index on which the futures are written may advance and the values of securities or instruments held in the separate account’s portfolio may decline. If this occurred, the separate account would lose money on the futures and also experience a decline in value in its portfolio investments. However, Advisors believes that over time the value of the separate account’s portfolio will tend to move in the same direction as the market indices that are intended to correlate to the price movements of the portfolio securities or instruments sought to be hedged. It also is possible that, for example, if the separate account has hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increased instead, the separate account will lose part or all of the benefit of increased value of those stocks that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the separate account has insufficient cash, it may have to sell securities or instruments to meet daily variation margin requirements. Such sales may be, but will not necessarily be, at increased prices that reflect the rising market. The separate account may have to sell securities or instruments at a time when it may be disadvantageous to do so.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures contracts and the position of the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security or instrument due to certain market distortions. First, all transactions in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the index and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between movements in the futures contracts and the portion of the portfolio being hedged, even a correct forecast of general market trends by Advisors still may not result in a successful hedging transaction over a very short time period.

The separate account may also use futures contracts and options on futures contracts to manage its cash flow more effectively. The separate account has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and the regulations thereunder, and therefore, is not subject to registration or regulation as a commodity pool operator.

Options and futures transactions may increase the separate account’s transaction costs and portfolio turnover rate and will be initiated only when consistent with its investment objectives.

FIRM COMMITMENT AGREEMENTS AND PURCHASE OF “WHEN-ISSUED” SECURITIES

The separate account can enter into firm commitment agreements for the purchase of securities on a specified future date. Thus, the separate account may purchase, for example, issues of fixed-income instruments on a “when issued” basis, whereby the payment obligation, or yield to maturity, or coupon rate on the instruments may not be fixed at the time of the transaction. In addition, the separate account may invest in asset-backed securities on a delayed delivery basis. This reduces the separate account’s risk of early repayment of principal, but exposes the account to some additional risk that the transaction will not be consummated.

When the separate account enters into firm commitment agreements, liability for the purchase price—and the rights and risks of ownership of the securities—accrues to the separate account at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the separate account to purchase the security at a price above the current market price on the date of delivery and payment. During the time the separate account is obligated to purchase such securities, it will be required to segregate assets (see “Segregated Accounts” below). The separate account will not purchase securities on a “when issued” basis if, as a result, more than 15% of its net assets would be so invested.

SECURITIES LENDING

Subject to the separate account’s investment restriction relating to loans of portfolio securities set forth above, the separate account may lend its securities to brokers and dealers that are not affiliated with Teachers Insurance and Annuity Association of America (“TIAA”), are registered with the SEC, and are members of the Financial Industry Regulatory Authority, Inc. (“FINRA”) and also to certain other financial institutions. All such securities loans will be fully collateralized. In connection with the lending of its securities, the separate account will receive as collateral cash, securities issued or guaranteed by the U.S. Government (e.g., Treasury securities) or other collateral permitted by applicable law, which at all times while the loan is outstanding will be maintained in amounts equal to at least 102% of the current market value of the outstanding loaned securities for U.S. equities and fixed-income assets and 105% for non-U.S. equities, or such lesser percentage as may be permitted by the NYID and SEC interpretations (not to fall below 100% of the market value of the loaned securities), as reviewed daily. Cash collateral received by

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the separate account will generally be invested in high-quality short-term instruments, or in one or more funds maintained by the securities lending agent for the purpose of investing cash collateral. During the term of the loan, the separate account will continue to have investment risks with respect to the securities being loaned, as well as risk with respect to the investment of the cash collateral, and the separate account may lose money as a result of the investment of (including a decline in the value of) such collateral.

By lending its securities, the separate account will receive amounts equal to the interest or dividends paid on the securities loaned and in addition will expect to receive a portion of the income generated by the short-term investment of cash received as collateral or, alternatively, where securities or a letter of credit are used as collateral, a lending fee paid directly to the separate account by the borrower of the securities. Such loans will be terminable by the separate account at any time and will not be made to affiliates of TIAA. The separate account may terminate a loan of securities in order to regain record ownership of, and to exercise beneficial rights related to, the loaned securities, including but not necessarily limited to voting or subscription rights, and may, in the exercise of its fiduciary duties, terminate a loan in the event that a vote of holders of those securities is required on a material matter. The separate account may pay reasonable fees to persons unaffiliated with the separate account for services or for arranging such loans or for acting as securities lending agent. Loans of securities will be made only to firms deemed by Advisors or the securities lending agent to be creditworthy. As with any extension of credit, however, there are risks of delay in recovering the loaned securities or in liquidating the collateral should the borrower of securities default, become the subject of bankruptcy proceedings, or otherwise be unable to fulfill its obligations or fail financially.

REPURCHASE AGREEMENTS

Repurchase agreements are one of several short-term vehicles the separate account can use to manage cash balances effectively. In a repurchase agreement, the separate account buys an underlying debt instrument on the condition that the seller agrees to buy it back at a fixed price and time (usually no more than a week and never more than a year). Repurchase agreements have the characteristics of loans by the separate account, and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement, the separate account retains the security subject to the repurchase agreement as collateral securing the seller’s repurchase obligation, continually monitors the market value of the security subject to the agreement, and requires the separate account’s seller to deposit with the separate account additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. The separate account will enter into repurchase agreements only with member banks of the Federal Reserve System, or with primary dealers in U.S. Government securities or their wholly owned subsidiaries whose creditworthiness has been reviewed and found satisfactory by Advisors and who have, therefore, been determined to present minimal credit risk.

Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers’ acceptances or obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities in which the separate account may otherwise invest.

If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the separate account would look to the collateral underlying the seller’s repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller’s obligation to the separate account; in such event the separate account might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

SWAP TRANSACTIONS

The separate account may, to the extent permitted by the NYID and the SEC, enter into privately negotiated “swap” transactions with other financial institutions in order to take advantage of investment opportunities generally not available in public markets. In general, these transactions involve “swapping” a return based on certain securities, instruments, or financial indices with another party, such as a commercial bank, in exchange for a return based on different securities, instruments, or financial indices.

By entering into swap transactions, the separate account may be able to protect the value of a portion of its portfolio against declines in market value. The separate account may also enter into swap transactions to facilitate implementation of allocation strategies between different market segments or countries or to take advantage of market opportunities that may arise from time to time. The separate account may be able to enhance its overall performance if the return offered by the other party to the swap transaction exceeds the return swapped by the separate account. However, there can be no assurance that the return the separate account receives from the counterparty to the swap transaction will exceed the return it swaps to that party.

While the separate account will only enter into swap transactions with counterparties Advisors considers creditworthy (and will monitor the creditworthiness of parties with which it enters into swap transactions), a risk inherent in swap transactions is that the other party to the transaction may default on its obligations under the swap agreement. In times of general market turmoil, the creditworthiness of even large, well-established counterparties may decline rapidly. If the other party to the swap transaction defaults on its obligations, the separate account would be limited to contractual remedies under the swap agreement. There can be no assurance that the separate account will succeed when pursuing its contractual remedies. To minimize the separate account’s exposure in the event of default, the

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separate account will usually enter into swap transactions on a net basis (i.e., the parties to the transaction will net the payments payable to each other before such payments are made). When the separate account enters into swap transactions on a net basis, the net amount of the excess, if any, of the separate account’s obligations over its entitlements with respect to each such swap agreement will be accrued on a daily basis and an amount of liquid assets having an aggregate market value at least equal to the accrued excess will be segregated by the separate account’s custodian. To the extent the separate account enters into swap transactions other than on a net basis, the amount segregated will be the full amount of the separate account’s obligations, if any, with respect to each such swap agreement, accrued on a daily basis (see “Segregated Accounts” below).

Swap agreements may be considered illiquid by the SEC staff and subject to the limitations on illiquid investments.

To the extent that there is an imperfect correlation between the return on the separate account’s obligation to its counterparty under the swap and the return on related assets in its portfolio, the swap transaction may increase the account’s financial risk. The separate account will not enter into a swap transaction that is inconsistent with its investment objective, policies and strategies. It is not the intention of the separate account to engage in swap transactions in a speculative manner but rather primarily to hedge or manage the risks associated with assets held in, or to facilitate the implementation of portfolio strategies of purchasing and selling assets for, the separate account.

SEGREGATED ACCOUNTS

In connection with when-issued securities, firm commitments and certain other transactions in which the separate account incurs an obligation to make payments in the future, the separate account may be required to segregate assets with its custodian bank or within its portfolio in amounts sufficient to settle the transaction. To the extent required, such segregated assets will consist of liquid assets such as cash, U.S. Government securities or other appropriate high grade debt obligations or other securities as may be permitted by law.

INVESTMENT COMPANIES

Investment Companies. Subject to certain exceptions under the 1940 Act, the separate account may invest up to 5% of its assets in any single investment company and up to 10% of its assets in all other investment companies in the aggregate. However, the separate account cannot hold more than 3% of the total outstanding voting stock of any single investment company. When the separate account invests in another investment company, it bears a proportionate share of expenses charged by the investment company in which it invests. Additionally, the separate account may invest in other investment companies for cash management and other purposes, such as exchange-traded funds (“ETFs”), subject to the limitations set forth above. The separate account may also use ETFs gain exposure to certain sectors or securities that are represented by ownership in ETFs.

Exchange-Traded Funds. The separate account may purchase shares of exchange-traded funds. ETFs generally seek to track the performance of an equity, fixed-income or balanced index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Some ETFs, however, select securities consistent with the ETF’s investment objectives and policies without reference to the composition of an index. Typically, the separate account would purchase ETF shares to obtain exposure to all or a portion of the stock or bond market. An investment in an ETF generally presents the same primary risks as an investment in a conventional stock, bond or balanced mutual fund (i.e., one that is not exchange traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and the separate account could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. Most ETFs are investment companies. Therefore, the separate account’s purchases of ETF shares generally are subject to the limitations on the separate account’s investments in other investment companies, which are described above under the heading “Investment Companies.”

Exchange-Traded Notes (“ETNs”) and Equity-Linked Notes (“ELNs”). The separate account may purchase shares of ETNs or ELNs. ETNs and ELNs are fixed-income securities with principal and/or interest payments (or other payments) linked to the performance of referenced currencies, interest rates, commodities, indices or other financial indicators (each, a “Reference”), or linked to the performance of a specified investment strategy (such as an options or currency trading program). ETNs are traded on an exchange, while ELNs are not. Often, ETNs and ELNs are structured as uncollateralized medium-term notes. Typically, the separate account would purchase ETNs or ELNs to obtain exposure to all or a portion of the financial markets or specific investment strategies. Because ETNs and ELNs are structured as fixed-income securities, they are generally subject to the risks of fixed-income securities, including (among other risks) the risk of default by the issuer of the ETN or ELN. The price of an ETN or ELN can fluctuate within a wide range, and the separate account could lose money investing in an ETN or ELN if the value of the Reference or the performance of the specified investment strategy goes down. In addition, ETNs and ELNs are subject to the following risks that do not apply to most fixed-income securities: (1) the market price of the ETNs or ELNs may trade at a discount to the market price of the Reference or the performance of the specified investment strategy; (2) an active trading market for ETNs or ELNs may not develop or be maintained; or (3) trading of ETNs may be halted if the listing exchange’s officials deem such action

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appropriate, the ETNs are de-listed from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

When the separate account invests in an ETN or ELN, it will bear certain investor expenses charged by these products. While ETNs and ELNs are structured as fixed-income obligations, rather than as investment companies, they generally provide exposure to a specified market sector or index like ETFs, but are also subject to the general risks of fixed-income securities, including risk of default by their issuers.

Generally, the separate account will treat an investment in an ETN or ELN as an investment in the type of security or index to which the ETN or ELN is attempting to provide investment exposure. For example, an investment in an ELN that attempts to provide the return of the equity securities represented in the Russell 3000® Index will be considered as an equity investment by the separate account, and not a fixed-income investment.

OTHER INVESTMENT TECHNIQUES AND OPPORTUNITIES

The separate account may take certain actions with respect to merger proposals, tender offers, conversion of equity-related securities and other investment opportunities with the objective of enhancing the portfolio’s overall return, irrespective of how these actions may affect the weight of the particular securities in the separate account’s portfolio.

PORTFOLIO TURNOVER

The securities transactions the separate account engages in are reflected in its portfolio turnover rate. The rate of portfolio turnover is calculated by dividing the lesser of the amount of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the separate account’s portfolio securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the separate account and ultimately by the separate account’s contractowners. However, because portfolio turnover is not a limiting factor in determining whether or not to sell portfolio securities, a particular investment may be sold at any time, if investment judgment or account operations make a sale advisable. The separate account has no fixed policy on portfolio turnover. Because a higher portfolio turnover rate will increase brokerage costs to the separate account, however, Advisors will carefully weigh the added costs of short-term investment against the gains and reductions in index tracking error anticipated from such transactions. The separate account’s portfolio turnover increased to 10% for calendar year 2010 from 6% for calendar year 2009. The increase in portfolio turnover was attributable primarily to increased shareholder activity and also attributable in part to higher rebalancing activity associated with the separate account’s benchmark (the Russell 3000® Index).

VALUATION OF ASSETS

The assets of the separate account are valued as of the close of each valuation day.

INVESTMENTS FOR WHICH MARKET QUOTATIONS ARE READILY AVAILABLE

Investments for which market quotations are readily available are valued at the market value of such investments, determined as follows:

EQUITY SECURITIES

Equity securities listed or traded on a national market or exchange are valued based on their sale price on such market or exchange at the close of business (usually 4:00 p.m. Eastern Time) on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. For securities traded on NASDAQ, the official closing price quoted by NASDAQ for that security is used. Equity securities that are traded on neither a national securities exchange nor on NASDAQ are valued at the last sale price at the close of business on the New York Stock Exchange, if a last sale price is available, or otherwise at the mean of the closing bid and asked prices. Such an equity security may also be valued at fair value as determined in good faith using procedures approved by the Management Committee if events materially affecting its value occur between the time its price is determined and the time the separate account’s unit value is calculated.

MONEY MARKET INSTRUMENTS

Money market instruments with maturities of more than 60 days are valued using market quotations or independent pricing sources or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other. Short-term investments with remaining maturities of 60 days or less are generally valued at amortized cost. This valuation method does not factor in unrealized gains or losses in the separate account’s portfolio securities. Under the amortized cost method of valuation, the security is initially valued at cost on the date of purchase and thereafter a constant proportionate amortization in value until maturity of the discount or premium is assumed. While this method provides certainty in valuation, there may be times when the value of a security, as determined by amortized cost, may be higher or lower than the price the separate account would receive if it sold the security.

OPTIONS AND FUTURES

Portfolio investments underlying options are valued as described above. Stock options written by the separate account are valued at the last quoted sale price, or at the closing bid price if no sale is reported for the day of valuation as determined on the principal exchange on which the option is traded. The value of the separate account net assets will be increased or decreased by the difference between the premiums received on writing options and the costs of liquidating such positions measured by the closing price of the options on the date of valuation.

TIAA-CREF Separate Account VA-1 ■ Statement of Additional Information	B-9

For example, when the separate account writes a call option, the amount of the premium is included in the separate account’s assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the call. Thus, if the current market value of the call exceeds the premium received, the excess would be unrealized depreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized appreciation. If a call expires or if the separate account enters into a closing purchase transaction it realizes a gain (or a loss if the cost of the transaction exceeds the premium received when the call was written) without regard to any unrealized appreciation or depreciation in the underlying securities, and the liability related to such call is extinguished. If a call is exercised, the separate account realizes a gain or loss from the sale of the underlying securities and the proceeds of the sale increased by the premium originally received.

A premium paid on the purchase of a put will be deducted from the separate account’s assets and an equal amount will be included as an investment and subsequently adjusted to the current market value of the put. For example, if the current market value of the put exceeds the premium paid, the excess would be unrealized appreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation.

Stock and bond index futures, and options thereon, which are traded on commodities exchanges, are valued at their last sale prices as of the close of such commodities exchanges.

INVESTMENTS FOR WHICH MARKET QUOTATIONS ARE NOT READILY AVAILABLE

Portfolio securities or other assets for which market quotations are not readily available will be valued at fair value as determined in good faith using procedures approved by the Management Committee. For more information about the separate account’s fair value pricing procedures, see “Valuation of Assets” in the Prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Management Committee has adopted policies and procedures reasonably designed to prevent selective disclosure of the separate account’s portfolio holdings to third parties, other than disclosures of separate account portfolio holdings that are consistent with the best interests of separate account contractowners. Account holdings disclosure refers to sharing of positional information at the security or investment level either in dollars, shares, or as a percentage of the separate account’s market value. As a general rule, except as described below, the separate account and Advisors will not disclose the separate account’s portfolio holdings to third parties, except as of the end of a calendar month, and no earlier than 30 days after the end of the calendar month. The separate account may disclose its portfolio holdings to all third parties who request it after that period.

The separate account and Advisors may disclose the separate account’s portfolio holdings to third parties outside the time restrictions described above as follows:

•	The ten largest holdings of the separate account may be disclosed to third parties ten days after the end of the calendar month.

•

Separate account holdings in any particular security can be made available to stock exchanges, regulators or issuers, in each case subject to approval of Advisors’ Chief Compliance Officer or an attorney employed by Advisors holding the title of Vice President and Associate General Counsel or above.

•

Separate account portfolio holdings can be made available to rating and ranking organizations (e.g., Morningstar) subject to a written confidentiality agreement between the recipient and Advisors that includes provisions restricting trading on the information provided.

•

Separate account portfolio holdings can be made available to any other third party, as long as the recipient has a legitimate business need for the information and the disclosure of separate account portfolio holdings information to that third party is:

•	approved by an individual holding the title of Funds Treasurer, Chief Investment Officer, Executive Vice President or above;

•	approved by an individual holding the title of Vice President and Associate General Counsel or above; and

•	subject to a written confidentiality agreement under which the third party agrees not to trade on the information provided.

•	As may be required by law or by the rules or regulations of the SEC or by the laws or regulations of a foreign jurisdiction in which the separate account invests.

On an annual basis, the Management Committee of the separate account and the board of directors of Advisors will receive a report on compliance with these portfolio holdings disclosure procedures, as well as a current copy of the procedures for their review and approval and will identify any potential conflicts between Advisors’ interests and those of the separate account’s contractowners in connection with these disclosures.

Currently, the separate account has ongoing arrangements to disclose its portfolio holdings in accordance with exceptions permitted under its portfolio holdings disclosure policy to the following recipients: Lipper, a Reuters company; Morningstar, Inc.; Mellon Analytical Solutions; S&P; The Thomson Corporation; Adviser Consultant Network; Command Financial Press; R.R. Donnelley; and Bloomberg L.P. The separate account’s portfolio holdings are also disclosed on TIAA-CREF’s corporate website at www.tiaa-cref.org. Each of these entities receives portfolio holdings information on a monthly basis at least 30 days after the end of the most recent calendar month. No compensation was received by the separate account, Advisors or their affiliates as part of these arrangements to disclose portfolio holdings of the separate account.

In addition, occasionally the separate account and Advisors disclose to certain broker-dealers the separate account’s portfolio holdings, in whole or in part, in order to assist the portfolio managers when they are determining the separate

B-10	Statement of Additional Information ■ TIAA-CREF Separate Account VA-1

account’s portfolio management and trading strategies. These disclosures are done in accordance with the separate account’s portfolio holdings disclosure policy and are covered by confidentiality agreements. Disclosures of portfolio holdings information will be made to the separate account’s independent registered public accounting firm in connection with the preparation of public filings. Disclosure of portfolio holdings information, including current portfolio holdings information, may be made to counsel to the separate account or counsel to the separate account’s independent managers in connection with periodic meetings of the Management Committee and otherwise from time to time in connection with the separate account’s operations. Also, State Street Bank and Trust Company, as the separate account’s custodian and fund accounting agent, receives a variety of confidential information (including portfolio holdings) in order to process, account for and safe keep the separate account’s assets.

The entities to which the separate account voluntarily discloses portfolio holdings information are required, either by explicit agreement or by virtue of their respective duties to the separate account, to maintain the confidentiality of the information disclosed. There can be no assurance that the separate account’s policies and procedures regarding selective disclosure of the separate account’s holdings will protect the separate account from potential misuse of that information by individuals or entities to which it is disclosed.

The separate account sends summaries of its portfolio holdings to contractowners semiannually as part of the separate account’s annual and semiannual reports. Full portfolio holdings are also filed with the SEC, and can be accessed from the SEC’s website at www.sec.gov approximately 60 days after the end of each quarter (through Forms N-CSR and N-Q). You can request more frequent portfolio holdings information, subject to the separate account’s policy as stated above, by writing to the separate account at P.O. Box 4674, New York, N.Y. 10164.

TIAA-CREF Separate Account VA-1 ■ Statement of Additional Information	B-11

MANAGEMENT OF THE SEPARATE ACCOUNT

THE MANAGEMENT COMMITTEE

The separate account is governed by its Management Committee, which oversees the separate account’s business and affairs. The Management Committee delegates the day-to-day management of the separate account to Advisors and the officers of the separate account (see below).

Management Committee Leadership Structure and Related Matters

The Management Committee is composed of nine managers, all of whom are independent or disinterested, which means that they are not “interested persons” of the separate account as defined in Section 2(a)(19) of the 1940 Act (independent managers). One of the independent managers, Maceo K. Sloan, serves as the Chairman of the Management Committee. The Chairman’s responsibilities include: coordinating with management in the preparation of the agenda for each meeting of the Management Committee; presiding at all meetings of the Management Committee; and serving as a liaison with other managers, the separate account’s officers and other management personnel, and counsel to the Independent Managers. The Chairman performs such other duties as the Management Committee may from time to time determine.

The Management Committee meets periodically to review, among other matters, the separate account’s activities, contractual arrangements with companies that provide services to the separate account and the performance of the separate account’s investment portfolio (the SIA). The Management Committee holds regularly scheduled in-person meetings and regularly scheduled meetings by telephone each year and may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. During a portion of each regularly scheduled in-person meeting and, as the Management Committee may determine, at its other meetings, the Management Committee meets without management present.

The Management Committee has established a committee structure that includes six standing committees, each composed solely of independent managers and chaired by an independent manager, as described below. The Management Committee, with the assistance of its Nominating and Governance Committee, periodically evaluates its structure and composition as well as various aspects of its operations. The Management Committee believes that its leadership and operating structure, which includes its committees and having an independent manager in the position of Chairman of the Management Committee and of each committee, provides for independent oversight of management and is appropriate for the separate account in light of, among other factors, the asset size and nature of the separate account and the SIA, the number of portfolios overseen by the Management Committee, the number of other funds overseen by the managers as the trustees of other investment companies in the TIAA-CREF Fund Complex, the arrangements for the conduct of the separate account’s operations, the number of managers, and the Management Committee’s responsibilities.

The separate account is part of the TIAA-CREF Fund Complex, which includes the single portfolio within the separate account, the 8 Accounts within College Retirement Equities Fund (“CREF”), the 51 funds within the TIAA-CREF Funds (“TCF”) (including the TIAA-CREF Lifecycle Funds and the TIAA-CREF Lifecycle Index Funds) and the 10 Funds within the TIAA-CREF Life Funds (“TCLF”). The same persons who constitute the Management Committee also constitute, and Mr. Sloan also serves as the Chairman of, the respective boards of trustees of CREF, TCF and TCLF.

Qualifications of Managers

The Management Committee believes that each of the managers is qualified to serve as a manager of the Trust based on a review of the experience, qualifications, attributes or skills of each manager. The Management Committee bases this view on its consideration of a variety of criteria, no single one of which is controlling. Generally, the Management Committee looks for: character and integrity; ability to review critically, evaluate, question and discuss information provided and exercise effective business judgment in protecting contract owner interests; and willingness and ability to commit the time necessary to perform the duties of manager. Each manager’s ability to perform his or her duties effectively is evidenced by his or her experience in one or more of the following fields: management, consulting, and/or Management Committee experience in the investment management industry; academic positions in relevant fields; management, consulting, and/or Management Committee experience with public companies in other fields, non-profit entities or other organizations; educational background and professional training; and experience as a manager of the separate account and other funds in the TIAA-CREF Fund complex.

Information indicating certain of the specific experience and relevant qualifications, attributes and skills of each manager relevant to the Management Committee’s belief that the manager should serve in this capacity is provided in the table below. The table includes, for each manager, positions held with the separate account, length of office and time served, and principal occupations in the last five years. The table also includes the number of portfolios in the fund complex overseen by each manager and certain directorships held by each of them in the last five years.

Risk Oversight

Day-to-day management of the various risks relating to the administration and operation of the separate account and the SIA is the responsibility of management, which includes professional risk management staff. The Management Committee oversees this risk management function consistent with and as part of its oversight responsibility. The Management Committee performs this risk management oversight directly and, as to certain matters, through its committees (which are described below). The following provides an overview of the principal, but not all, aspects of the Management Committee’s oversight of

B-12	Statement of Additional Information ■ TIAA-CREF Separate Account VA-1

risk management for the separate account and the SIA. The Management Committee recognizes that it is not possible to identify all of the risks that may affect the separate account and the SIA or to develop procedures or controls that eliminate the separate account’s and the SIA’s exposure to all of these risks.

In general, the SIA’s risks include, among others, market risk, valuation risk, operational risk, reputational risk, and regulatory compliance risk. The Management Committee has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the separate account and the SIA. In addition, under the general oversight of the Management Committee, Advisors, the investment manager and administrator for the SIA, and other service providers to the separate account have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the SIA. Different processes, procedures and controls are employed with respect to different types of risks.

The Management Committee also oversees risk management for the separate account and the SIA through receipt and review by the Management Committee or its committee(s) of regular and special reports, presentations and other information from officers of the separate account and other persons, including from the Chief Risk Officer or other senior risk management personnel for Advisors and its affiliates. Senior officers of the separate account, senior officers of Advisors and its affiliates (collectively, “TIAA-CREF”), and the separate account’s Chief Compliance Officer (“CCO”) regularly report to the Management Committee and/or one or more of the Management Committee’s standing committees on a range of matters, including those relating to risk management. The Management Committee also regularly receives reports, presentations and other information from Advisors with respect to the investments and securities trading of the SIA. At least annually, the Management Committee receives a report from the separate account’s CCO regarding the effectiveness of the separate account’s compliance program. Also, on an annual basis, the Management Committee receives reports, presentations and other information from TIAA-CREF in connection with the Management Committee’s consideration of the renewal of each of the separate account’s investment management agreements with Advisors and the Trust’s distribution plans under Rule 12b-1 under the 1940 Act.

Senior officers of the separate account and senior officers of TIAA-CREF also report regularly to the Audit and Compliance Committee on the separate account’s internal controls and accounting and financial reporting policies and practices. The separate account’s CCO reports regularly to the Audit and Compliance Committee on compliance matters, and the TIAA-CREF Chief Auditor reports regularly to the Audit and Compliance Committee regarding internal audit matters. In addition, the Audit and Compliance Committee receives regular reports from the separate account’s independent registered public accounting firm on internal control and financial reporting matters.

The Operations Committee receives regular reports, presentations and other information from separate account officers and from SIA management personnel regarding valuation and other operational matters. In addition to regular reports, presentations and other information from Advisors and other TIAA-CREF personnel, the Operations Committee receives reports, presentations and other information regarding other service providers to the separate account, either directly or through the separate account’s officers, other TIAA-CREF personnel or the separate account’s CCO, on a periodic or regular basis.

The Investment Committee regularly receives reports, presentations and other information from Advisors with respect to the investments, securities trading and other portfolio management aspects of the SIA. The Corporate Governance and Social Responsibility Committee regularly receives reports, presentations, and other information from Advisors regarding the voting of proxies of the SIA’s portfolio companies.

DISINTERESTED MANAGERS

Name, Address and Date of Birth (“DOB”)	Position(s) Held with Account	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee
Forrest Berkley c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 4/25/54	Member	Indefinite term. Member since 2006.	Retired Partner (since 2006), Former Partner (1990-2005) and Head of Global Product Management (2003-2005), GMO (formerly, Grantham, Mayo, Van Otterloo & Co.) (investment management); and member of asset allocation portfolio management team, GMO (2003-2005).	70	Director of GMO; Director, the Maine Coast Heritage Trust; Investment Committee member, Maine Community Foundation, the Butler Conservation Fund, Inc. and the Elmina B. Sewell Foundation; Director, Appalachian Mountain Club.
Nancy A. Eckl c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 10/6/62	Member	Indefinite term. Member since 2007.	Former Vice President (1990-2006), American Beacon Advisors, Inc., and Vice President of certain funds advised by American Beacon Advisors, Inc.	70	Independent Director, The Lazard Funds, Inc., Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend and Income Fund, Inc.; Member of the Board of Managers of Lazard Alternative Strategies Fund, LLC.

TIAA-CREF Separate Account VA-1 ■ Statement of Additional Information	B-13

DISINTERESTED MANAGERS—continued

Name, Address and Date of Birth (“DOB”)	Position(s) Held with Account	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee
Michael A. Forrester c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 11/05/67	Member	Indefinite term. Member since 2007.	Chief Operating Officer, Copper Rock Capital Partners, LLC (since 2007); Chief Operating Officer, DDJ Capital Management (2003-2006).	70	Director of Copper Rock Capital Partners, LLC (investment adviser).
Howell E. Jackson c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 1/4/54	Member	Indefinite term. Member since 2005.	James S. Reid, Jr. Professor of Law (since 2004), Acting Dean (2009), Vice Dean for Budget (2003-2006) and on the faculty (since 1989) of Harvard Law School.	70	Director, D2D Fund.
Nancy L. Jacob c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 1/15/43	Member	Indefinite term. Member since 2001.	President and Founder (since 2006) of NLJ Advisors, Inc. (investment adviser); President and Managing Principal, Windermere Investment Associates (1997-2006).	70	None
Bridget A. Macaskill c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 8/5/48	Member	Indefinite term. Member since 2003.	Chief Executive Officer (since 2010), President and Chief Operating Officer (since 2009), First Eagle Investment Management; Principal, BAM Consulting LLC (2003-2009); Independent Consultant for Merrill Lynch (2003-2009).	70	Director, Prudential plc; Arnhold and S. Bleichroeder Holdings; First Eagle Investment Management; William T. Grant Foundation; American Legacy Foundation (Investment Committee); University of Edinburgh (Campaign Board); and North Shore Land Alliance. Former Director, J. Sainsbury plc, International Advisory Board, British-American Council, Scottish & Newcastle plc (brewer), Governors Committee on Scholastic Achievement; and Federal National Mortgage Association (Fannie Mae).
James M. Poterba c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 7/13/58	Member	Indefinite term. Member since 2006.	President and Chief Executive Officer, National Bureau of Economic Research (since 2008); Mitsui Professor of Economics (since 1996), Head (2006-2008) and Associate Head (1994-2000 and 2001–2006), Economics Department, Massachusetts Institute of Technology (MIT); Program Director, National Bureau of Economic Research (1990-2008).	70	Director, The Alfred P. Sloan Foundation and National Bureau of Economic Research.
Maceo K. Sloan c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 10/18/49	Chairman of the Management Committee and Member	Indefinite term as Member; Chairman for term ending June 30, 2012. Member since 2001. Chairman since 2009.	Chairman, President and Chief Executive Officer, Sloan Financial Group, Inc. (since 1991); Chairman, Chief Executive Officer and Chief Investment Officer, NCM Capital Management Group, Inc. (since 1991); Chairman and Chief Executive Officer and Chief Investment Officer, NCM Capital Advisers Inc. (since 2003); and Chairman, President and Principal Executive Officer, NCM Capital Investment Trust (since 2007).	70	Director, SCANA Corporation (energy holding company) and NCM Capital Investment Trust.
Laura T. Starks c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 2/17/50	Member	Indefinite term. Member since 2006.	Chairman, Department of Finance, the Charles E. and Sarah M. Seay Regents Chair in Finance (since 2002), and Director, AIM Investment Center, McCombs School of Business, University of Texas at Austin (since 2000); Professor, University of Texas at Austin (since 1987).	70	Governing Council, Independent Directors Council (mutual fund director organization).

B-14	Statement of Additional Information ■ TIAA-CREF Separate Account VA-1

OFFICERS

The table below includes certain information about the officers of the separate account, including positions held with the separate account, length of office and time served, and principal occupations in the last five years.

Name, Address and Date of Birth	Position(s) Held with Account	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Relevant Experience
Brandon Becker TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/19/54	Executive Vice President and Chief Legal Officer	One year term. Executive Vice President and Chief Legal Officer since 2009.	Executive Vice President and Chief Legal Officer of TIAA and the TIAA-CREF Fund Complex (since 2009); Partner, Wilmer Cutler Pickering Hale & Dorr LLP (1996-2009).
Richard S. Biegen TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 5/8/62	Vice President and Chief Compliance Officer	One-year term. Vice President and Chief Compliance Officer since 2008.	Chief Compliance Officer of TIAA Separate Account VA-3 and the TIAA-CREF Fund Complex, Vice President, Senior Compliance Officer of Asset Management Compliance of TIAA and Chief Compliance Officer of Investment Management (since 2008), Chief Compliance Officer of Advisors (2008); Managing Director/Director of Global Compliance, AIG Global Investment Group (2000-2008).
Scott C. Evans TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 5/11/59	Executive Vice President	One-year term. Executive Vice President since 1997.	President and Principal Executive Officer of the TIAA-CREF Funds and the TIAA-CREF Life Funds (since 2007), Executive Vice President (since 1997) of CREF and TIAA Separate Account VA-1, Executive Vice President, Investments, Research, Institute & Strategy (since 2009), Executive Vice President, Head of Asset Management (2006-2009), Executive Vice President and Chief Investment Officer (2005) of TIAA, Director of Advisors (since 2004), President and Chief Executive Officer of Investment Management and Advisors and Manager of Investment Management (since 2004), Manager of TIAA Realty Capital Management, LLC (2004-2006), Chief Investment Officer of TIAA (2004-2006), Director of TIAA Global Markets, Inc. (2004-2005), Director of TIAA-CREF Life Insurance Company (1997-2006), and Director of Teachers Personal Investors Services, Inc. (“TPIS”) (2006-2008).
Roger W. Ferguson, Jr. TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 10/28/51	President and Chief Executive Officer	One-year term. President and Chief Executive Officer since 2008.	President and Chief Executive Officer of TIAA (since 2008), and President and Chief Executive Officer of CREF and TIAA Separate Account VA-1 (since 2008); Chairman, Head of Financial Services and Member of the Executive Committee of Swiss Re America Holding Corporation (2006-2008); Vice Chairman and Member of the Board of Governors of the United States Federal Reserve System (1997-2006).
Phillip G. Goff TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 11/22/63	Principal Financial Officer, Principal Accounting Officer and Treasurer since 2009	One-year term. Principal Financial Officer, Principal Accounting Officer and Treasurer since 2009.	Principal Financial Officer, Principal Accounting Officer and Treasurer of the TIAA-CREF Funds and TIAA-CREF Life Funds (since 2007) and TIAA Separate Account VA-1 (since 2009), Treasurer of CREF (since 2008), Director of Advisors (since 2008); Chief Financial Officer, Van Kampen Funds (2005-2006).
Stephen Gruppo TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 9/25/59	Executive Vice President	One-year term. Executive Vice President since 2009.	Executive Vice President, Head of Risk Management of TIAA, Executive Vice President of the TIAA-CREF Fund Complex (since 2009), Executive Vice President, Risk Management of Advisors and Investment Management (since 2009), Senior Managing Director and Acting Head of Risk Management of TIAA and Senior Managing Director of the TIAA-CREF Fund Complex (2008-2009), Senior Managing Director, Chief Credit Risk Officer (2004-2008) of TIAA, Director, TIAA-CREF Life Insurance Company (2006-2008), Director, TPIS, Advisors and Investment Management (2008), Head of Risk Management of Advisors and Investment Management (2005-2006).
William Mostyn III TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 1/1/48	Vice President and Corporate Secretary	One-year term. Vice President and Corporate Secretary since 2008.	Senior Vice President (since 2010) and Corporate Secretary of TIAA and Vice President and Corporate Secretary of the TIAA-CREF Fund Complex (since 2008); Deputy General Counsel and Corporate Secretary, Bank of America (2005-2008).
Dermot J. O’Brien TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/13/66	Executive Vice President	One-year term. Executive Vice President since 2003.	Executive Vice President, Human Resources (since 2010, 2005-2007) and Executive Vice President of Human Resources and Corporate Services (2007- 2010) of TIAA, and Executive Vice President of the TIAA-CREF Fund Complex (since 2003), Director, TIAA-CREF Life Insurance Company (2003-2006).
Edward D. Van Dolsen TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 4/21/58	Executive Vice President	One-year term. Executive Vice President since 2006.	Executive Vice President and Chief Operating Officer (since 2010), Executive Vice President, Product Development and Management (2009-2010), Executive Vice President, Institutional Client Services (2006-2009), and Executive Vice President, Product Management (2005-2006) of TIAA, and Executive Vice President of the TIAA-CREF Fund Complex (since 2006), Executive Vice President, Institutional Client Services (2006-2008), Director, TCT Holdings, Inc. (since 2007), Executive Vice President, TIAA-CREF Enterprises, Inc., Manager, President and Chief Executive Officer, TIAA-CREF Redwood, LLC (since 2006), Director of Tuition Financing (2006-2009), Senior Vice President, Pension Products (2003-2006).

TIAA-CREF Separate Account VA-1 ■ Statement of Additional Information	B-15

OFFICERS—continued

Name, Address and Date of Birth	Position(s) Held with Account	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Relevant Experience
Constance K. Weaver TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 9/26/52	Executive Vice President	One-year term. Executive Vice President since 2010.	Executive Vice President, Chief Marketing and Communications Officer of TIAA and Executive Vice President of the TIAA-CREF Fund Complex (since 2010); Senior Vice President, The Hartford Financial Services Group, Inc. (2008-2010); Executive Vice President and Chief Marketing Officer, BearingPoint (2005-2008).

EQUITY OWNERSHIP OF MANAGERS

The following chart includes information relating to equity securities beneficially owned by managers in the separate account and in all registered investment companies in the same “family of investment companies” as the separate account, as of December 31, 2010. At that time, the separate account’s family of investment companies included TIAA Separate Account VA-1, the TIAA-CREF Life Funds, CREF and the TIAA-CREF Funds (including the TIAA-CREF Lifecycle Funds and TIAA-CREF Lifecycle Index Funds).

DISINTERESTED MANAGERS*

Name of Trustee	Dollar Range of Equity Securities in SIA	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Forrest Berkley	None	Over $100,000
Nancy A. Eckl	None	Over $100,000
Michael A. Forrester	None	Over $100,000
Howell E. Jackson	None	Over $100,000
Nancy L. Jacob	None	Over $100,000
Bridget A. Macaskill	None	Over $100,000
James M. Poterba	None	Over $100,000
Maceo K. Sloan	None	Over $100,000
Laura T. Starks	None	Over $100,000
*	Dr. Eugene Flood, Jr. resigned from the Management Committee effective March 22, 2011.

MANAGER AND OFFICER COMPENSATION

The following table shows the compensation received from the separate account and the TIAA-CREF Fund Complex by each non-officer manager during the fiscal year ended December 31, 2010. The separate account’s officers receive no direct compensation from any fund in the TIAA-CREF Fund Complex. For purposes of the chart, the TIAA-CREF Fund Complex consists of: CREF, TIAA Separate Account VA-1, TIAA-CREF Life Funds and TIAA-CREF Funds (including the TIAA-CREF Lifecycle Funds and TIAA-CREF Lifecycle Index Funds), each a registered investment company.

DISINTERESTED MANAGERS §

Name	Aggregate Compensation from the SIA*	Pension or Retirement Benefits Accrued as Part of Fund Expenses†	Total Compensation from TIAA-CREF Fund Complex*
Forrest Berkley‡	$651.10	$183.06	$212,000
Nancy A. Eckl	$719.42	$183.06	$232,000
Michael A. Forrester	$651.10	$183.06	$212,000
Howell E. Jackson	$719.42	$183.06	$232,000
Nancy L. Jacob	$760.42	$183.06	$244,000
Bridget A. Macaskill	$651.10	$183.06	$212,000
James M. Poterba‡	$760.42	$183.06	$244,000
Maceo K. Sloan‡	$876.57	$183.06	$278,000
Laura T. Starks	$705.76	$183.06	$228,000
Total	$7,201.06	$1,830.61	$2,322,000

§	Dr. Eugene Flood, Jr. resigned from the Management Committee effective March 22, 2011.
*	Compensation figures include cash and amounts deferred under both the long-term compensation plan and option deferral compensation plan described below.
†

Amounts deferred under the long-term compensation plan described below. Messrs. Berkley, Poterba and Sloan elected to defer a portion of this compensation in accordance with the provisions of such plan.

‡

For the fiscal year ended September 30, 2010, Mr. Berkley elected to defer $132,500, Prof. Poterba elected to defer $71,500 and Mr. Sloan elected to defer $195,750 of total compensation from the TIAA-CREF Fund Complex.

B-16	Statement of Additional Information ■ TIAA-CREF Separate Account VA-1

The Management Committee has approved manager compensation at the following rates effective January 1, 2011: an annual retainer of $125,000; an annual long-term compensation contribution of $75,000; an annual committee chair fee of $20,000 ($25,000 for the chairs of the Operations and Audit and Compliance Committees); an annual Board chair fee of $50,000; and an annual committee retainer of $20,000 ($25,000 for the Operations and Audit and Compliance Committees). The chair and members of the Executive Committee do not receive fees or service on that committee. The Managers may also receive special or ad hoc Management Committee fees of $2,500 per meeting. Manager compensation reflects service to all of the investment companies within the TIAA-CREF Fund Complex and is prorated to those companies based upon assets under management. The level of compensation is evaluated regularly and is based on a study of compensation at comparable companies, the time and responsibilities required of the managers, and the need to attract and retain well-qualified Management Committee members.

COMMITTEES

Every year the Management Committee appoints certain standing committees, each with specific responsibilities for aspects of the separate account’s operations and whose charters are available upon request. Included among these are:

(1)	An Audit and Compliance Committee, consisting solely of independent managers, which assists the Management Committee in fulfilling its oversight responsibilities for financial reporting, internal controls and certain compliance matters. The Audit and Compliance Committee is charged with approving the appointment, compensation, termination and oversight of the work of the separate account’s independent registered public accounting firm. During the fiscal year ended December 31, 2010, the Audit and Compliance Committee held nine meetings. The current members of the Audit and Compliance Committee are Ms. Eckl (chair), Mr. Berkley, Prof. Poterba and Mr. Sloan. Ms. Eckl has been designated the audit committee financial expert.

(2)	An Investment Committee, which assists the Management Committee in fulfilling its oversight responsibilities for the separate account’s investments. During the fiscal year ended December 31, 2010, the Investment Committee held six meetings. The current members of the Investment Committee are Mr. Berkley, Dr. Jacob, Ms. Macaskill, Prof. Poterba and Mr. Sloan.

(3)	A Corporate Governance and Social Responsibility Committee, consisting solely of independent managers, which assists the Management Committee in fulfilling its oversight responsibilities for corporate social responsibility and corporate governance issues, including the voting of proxies of portfolio companies of the separate account and the initiation of appropriate shareholder resolutions. During the fiscal year ended December 31, 2010, the Corporate Governance and Social Responsibility Committee held six meetings. The current members of the Corporate Governance and Social Responsibility Committee are Prof. Poterba (chair), Mr. Forrester, Prof. Jackson and Dr. Starks.

(4)	An Executive Committee, consisting solely of independent managers, which generally is vested with full Management Committee powers between Management Committee meetings on matters that arise between Management Committee meetings. During the fiscal year ended December 31, 2010, the Executive Committee held no meetings. The current members of the Executive Committee are Mr. Sloan (chair), Prof. Jackson, Dr. Jacob and Ms. Eckl.

(5)	A Nominating and Governance Committee, consisting solely of independent managers, which assists the Board in addressing internal governance issues of the Trust, including nominating certain separate account officers and the members of the standing committees of the Management Committee, recommending candidates for election as managers and reviewing the qualification and independence of managers, conducting evaluations of the managers and of the Board and its committees, and reviewing proposed changes to the Trust’s governing documents. During the fiscal year ended December 31, 2010, the Nominating and Governance Committee held ten meetings. The current members of the Nominating and Governance Committee are Dr. Jacob (chair), Ms. Eckl, Mr. Sloan and Dr. Starks.

(6)	An Operations Committee, consisting solely of independent managers, which assists the Management Committee in fulfilling its oversight responsibilities for operational matters of the separate account, including oversight of contracts with third-party service providers and certain legal, compliance, finance, sales and marketing matters. During the fiscal year ended December 31, 2010, the Operations Committee held seven meetings. The current members of the Operations Committee are Prof. Jackson (chair), Mr. Forrester, Dr. Jacob, Ms. Macaskill and Dr. Starks.

Investors can recommend, and the Nominating and Governance Committee will consider, nominees for election as managers by providing potential nominee names and background information to the Secretary of the separate account. The Secretary’s address is: Office of the Corporate Secretary, 730 Third Avenue, New York, NY 10017-3206 or trustees@tiaa-cref.org.

PROXY VOTING POLICIES

The separate account has adopted policies and procedures to govern its voting of proxies of portfolio companies. The separate account seeks to use proxy voting as a tool to promote positive returns for long-term contractowners. The separate account believes that sound corporate governance practices and responsible corporate behavior create the framework from which public companies can be managed in the long-term interests of shareholders.

TIAA-CREF Separate Account VA-1 ■ Statement of Additional Information	B-17

As a general matter, the Management Committee has delegated to Advisors responsibility for voting the proxies of the portfolio companies in accordance with Management Committee-approved guidelines developed and established by the Corporate Governance and Social Responsibility Committee. Guidelines for proposals (related to corporate governance and social issues) are articulated in the TIAA-CREF Policy Statement on Corporate Governance, attached as an Appendix to this SAI.

Advisors has a team of professionals responsible for reviewing and voting proxies. In analyzing a proposal, in addition to exercising their professional judgment, these professionals utilize various sources of information to enhance their ability to evaluate the proposal. These sources may include third-party proxy advisory firms and consultants, various corporate governance–related publications and TIAA-CREF investment professionals. Based on their analysis of proposals and guided by the TIAA-CREF Policy Statement on Corporate Governance, these professionals then vote in a manner intended solely to advance the best interests of the separate account contractowners. Occasionally, when a proposal relates to issues not addressed in the TIAA-CREF Policy Statement on Corporate Governance, Advisors may seek guidance on how to vote from the Corporate Governance and Social Responsibility Committee.

The separate account and Advisors believe that they have implemented policies, procedures and processes designed to prevent conflicts of interest from influencing proxy voting decisions. These include: (i) oversight by the Corporate Governance and Social Responsibility Committee; (ii) a clear separation of proxy voting functions from external client relationship and sales functions; and (iii) the active monitoring of required annual disclosures of potential conflicts of interest by individuals who have direct roles in executing or influencing the Funds’ proxy voting (e.g., Advisors proxy voting professionals, or trustees or senior executives of Advisors or Advisors’ affiliates) by Advisors’ legal and compliance professionals.

There could be rare instances in which an individual who has a direct role in executing or influencing the proxy voting (e.g., Advisors’ proxy voting professionals, or a trustee or senior executive of Advisors or Advisors’ affiliates), is either a director or executive of a portfolio company or may have some other association with a portfolio company. In such cases, this individual is required to recuse himself or herself from all decisions related to proxy voting for that portfolio company.

A record of all proxy votes cast for the separate account during the twelve-month period ended June 30, 2010 can be obtained, free of charge, at www.tiaa-cref.org, and on the SEC’s website at www.sec.gov. A record of the separate account’s proxy votes for the twelve-month period ended June 30, 2011 will become available in August 2011.

INVESTMENT ADVISORY AND RELATED SERVICES

INVESTMENT ADVISORY SERVICES

Investment advisory services and related services for the separate account are provided by personnel of Advisors, which is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940. Advisors manages the investment and reinvestment of the assets of the separate account, subject to the direction and control of the Management Committee of the separate account. The advisory personnel of Advisors perform all research, make recommendations and place orders for the purchase and sale of securities. Advisors also provides for all portfolio accounting, custodial and related services for the assets of the separate account.

As described in the Prospectus, the investment management agreement between Advisors and the separate account provides for payment by the separate account of an investment advisory fee of 0.30% of average daily net assets annually. With Advisors waiving 0.15% of that fee, a daily deduction from the net assets of the separate account is made at an annual rate of 0.15% for expenses related to the management of the assets of the separate account.

For the years ended December 31, 2010, 2009 and 2008, the separate account paid investment advisory fees of $1,026,209, $624,701 and $559,664, respectively. These fees reflect the waiver by Advisors of a portion of its gross investment advisory fee. The gross investment advisory fees for the years ended December 31, 2010, 2009, and 2008 were $2,052,580, $1,743,839 and $2,398,269, respectively.

PERSONAL TRADING POLICY

The separate account and TPIS have adopted a code of ethics under Rule 17j-1 of the 1940 Act and Advisors has adopted a code of ethics under Rule 204A-1 of the Investment Advisers Act of 1940. This code governs the personal trading activities of certain employees, or “access persons,” and members of their households. While these individuals may invest in securities that may also be purchased or held by the separate account, they must also generally preclear and report all transactions involving securities covered under the code. In addition, access persons must generally send duplicates of all confirmation statements and other brokerage account reports to a special compliance unit for review.

INFORMATION ABOUT THE SEPARATE ACCOUNT’S PORTFOLIO MANAGEMENT

STRUCTURE OF COMPENSATION FOR PORTFOLIO MANAGERS

Equity portfolio management team members are compensated through a combination of base salary, annual performance awards and long-term compensation awards. Currently, the annual performance awards and long-term compensation awards are determined using three variables: investment performance (80% weighting), peer reviews (10% weighting) and manager-subjective ratings (10% weighting).

The variable component of a portfolio manager’s compensation is remunerated as: (1) a current year cash bonus; and (2) a long-term performance award, which is on a 3-year cliff vesting cycle. Fifty percent (50%) of the long-term award is based on the Fund(s) managed by the portfolio manager during the 3-year vesting period, while the value of the remainder of the

B-18	Statement of Additional Information ■ TIAA-CREF Separate Account VA-1

long-term award is based on the performance of the TIAA-CREF organization as a whole.

Investment performance is calculated, where records are available, over four years, each ending December 31. For each year, the gross excess return (on a before-tax basis) of a portfolio manager’s mandate(s) is calculated versus each mandate’s assigned benchmark (which for the SIA is the Russell 3000® Index). See the separate account’s Prospectus for more information regarding the SIA’s benchmark index. This investment performance is averaged using a 40% weight for the most recent year, 30% for the second year, 20% for the third year and 10% for the fourth year. Utilizing the three variables discussed above, total compensation is calculated and then compared to the compensation data obtained from surveys that include comparable investment firms. It should be noted that the total compensation can be increased or decreased based on the performance of the equity group (as applicable) as a unit and the relative success of the TIAA-CREF organization in achieving its financial and operational objectives.

ADDITIONAL INFORMATION REGARDING PORTFOLIO MANAGERS

The following chart includes information relating to the separate account’s portfolio managers, such as other funds and accounts managed by them (registered investment companies and registered and unregistered pooled investment vehicles), total assets in those funds and accounts, and the dollar range of equity securities owned in the separate account as of December 31, 2010.

	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Registered Investment Companies	Other Pooled Investment Vehicles	Dollar Range of Equity Securities Owned in Account
Stock Index Account
Philip James (Jim) Campagna, CFA	12	0	31,127	0	0
Anne Sapp, CFA	12	0	31,127	0	0

POTENTIAL CONFLICTS OF INTEREST OF ADVISORS AND PORTFOLIO MANAGERS

Portfolio managers of the separate account may also manage other registered investment companies or unregistered investment pools and investment accounts, including accounts for TIAA or other proprietary accounts, which may raise potential conflicts of interest. Advisors has put in place policies and procedures designed to mitigate any such conflicts. Such conflicts and mitigating policies and procedures include the following:

Conflicting Positions. Investment decisions made by Advisors for the separate account may differ from, and may conflict with, investment decisions made by its affiliated investment adviser, TIAA-CREF Investment Management LLC (“Investment Management”) for other client or proprietary accounts due to differences in investment objectives, investment strategies, account benchmarks, client risk profiles and other factors. As a result of such differences, if an Advisor account were to sell a significant position in a security while the separate account maintained its position in that security, the market price of such securities could decrease and adversely impact the separate account’s performance. In the case of a short sale, the selling account would benefit from any decrease in price.

Allocation of Investment Opportunities. Even where proprietary or client accounts have similar investment mandates as the separate account, Advisors may determine that investment opportunities, strategies or particular purchases or sales are appropriate for one or more other client or proprietary accounts, but not for the separate account, or are appropriate for the separate account but in different amounts, terms or timing than is appropriate for other client or proprietary accounts. As a result, the amount, terms or timing of an investment by the separate account may differ from, and performance may be lower than, investments and performance of other client or proprietary accounts.

Aggregation and Allocation of Orders. Advisors may aggregate orders of the separate account and proprietary or client accounts and orders of clients accounts managed by Investment Management, in each case consistent with Advisor’s policy to seek best execution for all orders. Although aggregating orders is a common means of reducing transaction costs for participating accounts, Advisors may be perceived as causing one client account, such as the separate account, to participate in an aggregated transaction in order to increase Advisor’s overall allocation of securities in that transaction or future transactions. Allocations of aggregated trades may also be perceived as creating an incentive for Advisors to disproportionately allocate securities expected to increase in value to certain client or proprietary accounts, at the expense of the separate account. In addition, the separate account may bear the risk of potentially higher transaction costs if aggregated trades are only partially filled or if orders are not aggregated at all.

Advisors has adopted procedures designed to mitigate the foregoing conflicts of interest by treating each client account, including the separate account , fairly and equitably over time in the allocation of investment opportunities and the aggregation and allocation of orders. The procedures also are designed to mitigate conflicts in potentially inconsistent trading and provide guidelines for trading priority. Moreover, Advisor’s trading activities are subject to supervisory review and compliance monitoring to help address and mitigate conflicts of interest and ensure that client accounts are being treated fairly and equitably over time.

TIAA-CREF Separate Account VA-1 ■ Statement of Additional Information	B-19

For example, in allocating investment opportunities, a portfolio manager considers an account’s or fund’s investment objectives, investment restrictions, cash position, need for liquidity, sector concentration and other objective criteria. In addition, orders for the same single security are generally aggregated with other orders for the same single security received at the same time. If aggregated orders are fully executed, each participating account is allocated its pro rata share on an average price and trading cost basis. In the event the order is only partially filled, each participating account receives a pro rata share. Portfolio managers are also subject to restrictions on potentially inconsistent trading of single securities, although a portfolio manager may sell a single security short if the security is included in an account’s benchmark and the portfolio manager is underweight in that security relative to the account’s benchmark. Moreover, the procedures set forth guidelines that trading for long sales of single securities over short sales of the same or closely related securities will be monitored to ensure that the trades are treated fairly and equitably. Additionally, the separate account’s portfolio managers’ decisions for executing those trades will be monitored.

Advisors procedures also address basket trades (trades in a wide variety of securities—on average approximately 100 different issuers) used in quantitative strategies. However, basket trades are generally not aggregated or subject to the same types of restrictions on potentially inconsistent trading as single security trades because basket trades are tailored to a particular index or model portfolio based on the risk profile of a particular account pursuing a particular quantitative strategy. In addition, basket trades are not subject to the same monitoring as single security trades because an automated and systematic process is used to implement trades; however, the separate account’s portfolio managers’ decisions for implementing those trades will be monitored.

Research. Advisors allocates brokerage commissions to brokers who provide execution and research services for the separate account and some or all of Advisors other clients. Such research services may not always be utilized in connection with the separate account or other client accounts that may have provided the commission or a portion of the commission paid to the broker providing the services. Advisors is authorized to pay, on behalf of the separate account, higher brokerage fees than another broker might have charged in recognition of the value of brokerage or research services provided by the broker. Advisors has adopted procedures with respect to these so-called “soft dollar” arrangements, including the use of brokerage commissions to pay for in-house and non-proprietary research, the process for allocating brokerage and Advisors practices regarding the use of third-party soft dollars.

IPO Allocation. Advisors has adopted procedures designed to ensure that it allocates initial public offerings to the separate account and Advisors’ other clients in a fair and equitable manner, consistent with its fiduciary obligations to its clients.

Compensation. The compensation paid to Advisors for managing the separate account, as well as certain other clients, is based on a percentage of assets under management, whereas the compensation paid to Advisors’ affiliate, Investment

Management, for managing certain other clients is based on cost. Currently no client pays Advisors a performance-based fee. Nevertheless, Advisors may be perceived as having an incentive to allocate securities that are expected to increase in value to accounts in which Advisors has a proprietary interest or to certain other accounts in which Advisors receives a larger asset-based fee.

ADMINISTRATIVE SERVICES

TIAA provides the administrative services for the separate account and the contracts. The current daily deduction for such services equates to 0.20% of net assets annually. For the years ended December 31, 2010, 2009 and 2008, administrative  expenses incurred were $1,368,333, $1,162,489 and $1,599,961, respectively.

ADVISORS AND TIAA

The main offices of both TIAA and Advisors are at 730 Third Avenue, New York, NY 10017-3206. TIAA is a stock life insurance company, organized under the laws of New York. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. TIAA is the companion organization of CREF, the first company in the United States to issue a variable annuity. Together, TIAA and CREF form the principal retirement system for the nation’s education and research communities and one of the largest retirement systems in the world, based on assets under management. TIAA-CREF serves approximately 3.6 million people at approximately 15,000 institutions. As of December 31, 2010, TIAA’s net assets were approximately $214 billion and the combined net assets for TIAA, CREF and other entities within the TIAA-CREF organization totaled approximately $453.4 billion (although CREF does not stand behind TIAA’s guarantees).

TIAA holds all of the shares of TIAA-CREF Enterprises, Inc., which in turn holds all the shares of Advisors and TPIS, the principal underwriter for the interests in the variable annuity contracts funded through the separate account. TIAA also holds all the shares of Investment Management. Investment Management provides investment advisory services to CREF. All of the foregoing are affiliates of the separate account and Advisors.

CUSTODIAN AND FUND ACCOUNTING AGENT

The custodian for the assets of the separate account is State Street Bank and Trust Company (“State Street”), 1776 Heritage Drive, Quincy, MA 02171. As custodian, State Street is responsible for the safekeeping of the separate account’s portfolio securities. State Street also provides fund accounting services to the separate account.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (“PwC”), 125 High Street, Boston, MA 02110, serves as the separate account’s independent registered public accounting firm and has audited its financial statements for the fiscal year ended December 31, 2010.

B-20	Statement of Additional Information ■ TIAA-CREF Separate Account VA-1

BROKERAGE ALLOCATION

Advisors is responsible for decisions to buy and sell securities for the separate account as well as for selecting brokers and, where applicable, negotiating the amount of the commission rate paid. It is the intention of Advisors to place brokerage orders with the objective of obtaining the best price, execution and available data. Advisors may consider other factors, including, among others, the broker’s reputation, specialized expertise, special capabilities or efficiency. When purchasing or selling securities traded on the over-the-counter market, Advisors generally will execute the transaction with a broker engaged in making a market for such securities. When Advisors deems the purchase or sale of a security to be in the best interests of the separate account, it may, consistent with its fiduciary obligations, decide either to buy or to sell a particular security for the separate account at the same time as for (i) a CREF account or any other account that they may also be managing on behalf of Investment Management, another investment adviser also affiliated with TIAA, or (ii) TIAA-CREF Life Funds, TIAA-CREF Funds or any other investment company or account whose assets Advisors may be managing. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made in an equitable manner.

Domestic brokerage commissions are negotiated, as there are no standard rates. All brokerage firms provide the service of execution of the order made; some brokerage firms also provide research and statistical data, and research reports on particular companies and industries are customarily provided by brokerage firms to large investors. In negotiating commissions, consideration is given by Advisors to the quality of execution provided and to the use and value of the data. The valuation of such data may be judged with reference to a particular order or, alternatively, may be judged in terms of its value to the overall management of the separate account’s portfolio or the portfolios of other clients.

The aggregate amount of brokerage commissions paid by the separate account during 2010, 2009 and 2008 was $19,049, $14,272 and $21,008, respectively. The increase in brokerage commissions for the separate account in 2010 (from $14,272 in 2009 to $19,049 in 2010) was primarily the result of increased portfolio turnover during 2010.

Advisors may place orders with brokers providing research and statistical data services even if lower commissions may be available from brokers not providing such services. When doing so, Advisors will determine in good faith that the commissions negotiated are reasonable in relation to the value of the brokerage and research provided by the broker viewed in terms of either that particular transaction or of the overall responsibilities of Advisors to the separate account or other clients. In reaching this determination, Advisors will not necessarily place a specific dollar value on the brokerage or research services provided nor determine what portion of the broker’s compensation should be related to those services. Advisors may also place orders with broker-dealers who, through the use of commission-sharing arrangements, obtain research from other broker-dealers and research providers for the benefit of Advisors and the Funds.

Research or services obtained for the separate account may be used by Advisors in managing other clients accounts. In such circumstances, the expenses incurred will be allocated equitably consistent with Advisors’ fiduciary duty to the other Funds. Research or services obtained for the separate account also may be used by personnel of Advisors in managing other investment company accounts, or by Investment Management for the CREF accounts. Under each such circumstance, the expenses incurred will be allocated in an equitable manner consistent with the fiduciary obligations of Advisors to the separate account.

The following table shows the aggregate amount of brokerage commissions paid to firms that provided research services in 2010. Note that the provision of research services was not necessarily a factor in the placement of all this business with these firms.

Aggregate $ Amount of Commissions Paid to Firms That Provided Research Services
Stock Index Account	$16,195

The aggregate amount of brokerage commissions paid by the separate account for the fiscal years ending December 31, 2008, 2009 and 2010 was as follows:

	2008	2009	2010
Stock Index Account	$21,008	$14,272	$19,049

During the fiscal year ended December 21, 2010, the Accounts acquired securities of certain of their regular brokers or dealers or their parents, where the parent derives more than 15% of its total revenue from securities related activities. These entities, and the value of the securities of these entities held by the Accounts as of December 31, 2010, are set forth below:

REGULAR BROKER OR DEALER BASED ON BROKERAGE COMMISSIONS PAID:

Account	Broker	Parent	Holdings as of 12/31/10 (USD$)
Stock Index Account	JPMorgan Chase & Co	JPMorgan Chase & Co	$8,759,857.26
	Wells Fargo & Co	Wells Fargo & Co	$7,826,152.62
	Bank of America Corp	Bank of America Corp	$6,944,270.40
	Citigroup Inc	Citigroup Inc	$5,192,040.59
	Goldman Sachs Group Inc	Goldman Sachs Group Inc	$4,501,811.36
	Morgan Stanley	Morgan Stanley	$2,130,896.73
	State Street Corp	State Street Corp	$1,200,576.72
	BB&T Corp	BB&T Corp	$937,738.01
	Schwab (Charles) Corp	Schwab (Charles) Corp	$882,978.66
	Fifth Third Bancorp	Fifth Third Bancorp	$598,121.92
	TD Ameritrade Holding Corp	TD Ameritrade Holding Corp	$224,480.79
	Lazard Ltd-Cl A	Lazard Ltd-Cl A	$191,644.97
	Raymond James Financial Inc	Raymond James Financial Inc	$171,184.50
	Popular Inc	Popular Inc	$165,211.10
	Jefferies Group Inc	Jefferies Group Inc	$163,934.28
	Stifel Financial Corp	Stifel Financial Corp	$113,285.04

TIAA-CREF Separate Account VA-1 ■ Statement of Additional Information	B-21

Account	Broker	Parent	Holdings as of 12/31/10 (USD$)
	Knight Capital Group Inc-A	Knight Capital Group Inc-A	$73,376.59
	Susquehanna Bancshares Inc	Susquehanna Bancshares Inc	$58,341.36
	KBW Inc	KBW Inc	$52,517.52
	Investment Technology Group	Investment Technology Group	$42,021.79
	MF Global Holdings Ltd	MF Global Holdings Ltd	$40,019.32
	Piper Jaffray Cos	Piper Jaffray Cos	$32,734.35
	Oppenheimer Holdings-Cl A	Oppenheimer Holdings-Cl A	$11,742.08
	FBR Capital Markets Corp	FBR Capital Markets Corp	$10,283.44
	Broadpoint Gleacher Securities Group Inc	Broadpoint Gleacher Securities Group Inc	$8,638.65
	Labranche & Co Inc	Labranche & Co Inc	$7,171.20
	Cowen Group Inc-Class A	Cowen Group Inc-Class A	$6,440.12

The separate account did not acquire any securities of its regular broker-dealers based on entities acting as principal during 2010.

DIRECTED BROKERAGE

In accordance with the 1940 Act, as amended, the separate account has adopted a policy prohibiting the separate account to compensate brokers or dealers for the sale or promotion of contracts by the direction of portfolio securities transactions for the separate account to such brokers or dealers. In addition, Advisors has instituted policies and procedures so that Advisors’ personnel do not violate this policy of the separate account.

PERIODIC REPORTS

Prior to the time an entire accumulation has been withdrawn in cash or transferred to the fixed account a contractowner will be sent a statement each quarter which sets forth the following:

(1)	premiums paid during the quarter;

(2)	the number and dollar value of accumulation units in the separate account credited to the contractowner during the quarter and in total;

(3)	cash withdrawals from the separate account during the quarter; and

(4)	any transfers between the separate account and the fixed account during the quarter.

The separate account also will transmit to contractowners, at least semi-annually, reports showing the financial condition of the separate account and a schedule of investments held in the separate account in which they have accumulations.

GENERAL MATTERS

ASSIGNMENT OF CONTRACTS

You can assign the contract at any time. However, you should consult a qualified tax professional before assigning your contract.

PAYMENT TO AN ESTATE, GUARDIAN, TRUSTEE, ETC.

TIAA reserves the right to pay in one sum the commuted value of any benefits due an estate, corporation, partnership, trustee or other entity not a natural person. Neither TIAA nor the separate account will be responsible for the conduct of any executor, trustee, guardian, or other third party to whom payment is made.

BENEFITS BASED ON INCORRECT INFORMATION

If the amounts of benefits provided under a contract were based on information that is incorrect, benefits will be recalculated on the basis of the correct data. If any overpayments or underpayments have been made by the separate account, appropriate adjustments will be made.

PROOF OF SURVIVAL

TIAA reserves the right to require satisfactory proof that anyone named to receive benefits under a contract is living on the date payment is due. If this proof is not received after a request in writing, the separate account will have the right to make reduced payments or to withhold payments entirely until such proof is received.

STATE REGULATION

TIAA and the separate account are subject to regulation by the New York State Superintendent of Insurance (“Superintendent”), as well as by the insurance regulatory authorities of certain other states and jurisdictions.

TIAA and the separate account must file with the Superintendent both quarterly and annual statements on forms promulgated by the NYID. The separate account’s books and assets are subject to review and examination by the Superintendent and the Superintendent’s agents at all times, and a full examination into the affairs of the separate account is made at least every five years. In addition, a full examination of the separate account’s operations is usually conducted periodically by some other states.

LEGAL MATTERS

All matters of applicable state law pertaining to the contracts, including TIAA’s right to issue the contracts, have been passed upon by Jonathan Feigelson, Senior Vice President, General Counsel and Head of Corporate Governance of TIAA and CREF. Dechert LLP serves as legal counsel to the separate account and has provided advice to the separate account related to certain matters under the federal securities laws.

EXPERTS

The statement of assets and liabilities of the TIAA Separate Account VA-1 as of December 31, 2010, and the related statements of operations and of changes in net assets for the periods disclosed in the financial statements included in the separate account’s annual report to contractowners, which is incorporated by reference in this Statement of Additional

B-22	Statement of Additional Information ■ TIAA-CREF Separate Account VA-1

Information, have been so incorporated in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, 125 High Street, Boston, MA 02110, given on the authority of such firm as experts in auditing and accounting.

The Teachers Insurance and Annuity Association of America’s Statutory-Basis Financial Statements as of December 31, 2010 and 2009, and for each of the three years in the period ended December 31, 2010, included in this prospectus, have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, 300 Madison Avenue, New York, NY 10017, given on the authority of said firm as experts in auditing and accounting.

ADDITIONAL INFORMATION

A Registration Statement has been filed with the SEC, under the 1933 Act, with respect to the contracts discussed in the Prospectus and in this SAI. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the Prospectus or this SAI. Statements contained herein concerning the contents of the contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.

FINANCIAL STATEMENTS

The audited financial statements of TIAA follow. The financial statements of TIAA should be distinguished from the financial statements of the separate account, which are included in the separate account’s annual report to contractowners and are incorporated herein by reference, and should be considered only as bearing upon the ability of TIAA to meet its obligations under the contracts. They should not be considered as bearing on the investment performance of the assets held in the separate account.

TIAA-CREF Separate Account VA-1 ■ Statement of Additional Information	B-23

B-24	Statement of Additional Information ■ TIAA-CREF Separate Account VA-1

REPORT OF MANAGEMENT RESPONSIBILITY

April 12, 2011

To the Policyholders of Teachers Insurance and Annuity Association of America:

The accompanying statutory-basis financial statements of Teachers Insurance and Annuity Association of America (“TIAA”) are the responsibility of management. They have been prepared on the basis of statutory accounting principles, a comprehensive basis of accounting comprised of accounting principles prescribed or permitted by the New York State Insurance Department. The financial statements of TIAA have been presented fairly and objectively in accordance with such statutory accounting principles.

TIAA’s internal control over financial reporting is a process effected by those charged with governance, management and other personnel, designed to provide reasonable assurance regarding the preparation of reliable financial statements in accordance with statutory accounting principles. TIAA’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the entity; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with statutory accounting principles, and the receipts and expenditures of the entity are being made only in accordance with authorizations of management and those charged with governance; and (3) provide reasonable assurance regarding prevention, or timely detection and correction of unauthorized acquisition, use, or disposition of the entity’s assets that could have a material effect on the financial statements.

Management is responsible for establishing and maintaining effective internal control over financial reporting. Management assessed the effectiveness of the entity’s internal control over financial reporting as of December 31, 2010, based on the framework set forth by the Committee of Sponsoring Organizations of the Treadway Commission in Internal Control-Integrated Framework. Based on that assessment, management concluded that, as of December 31, 2010, TIAA’s internal control over financial reporting is effective based on the criteria established in Internal Control-Integrated Framework.

In addition, TIAA’s internal audit personnel provide regular reviews and assessments of the internal controls and operations of TIAA, and the Vice President of Internal Audit regularly reports to the Audit Committee of the TIAA Board of Trustees.

The independent auditors of PricewaterhouseCoopers LLP have audited the accompanying statutory-basis financial statements of TIAA for the years ended December 31, 2010, 2009 and 2008. To maintain auditor independence and avoid even the appearance of a conflict of interest, it continues to be TIAA’s policy that any management advisory or consulting service, which is not in accordance with TIAA’s specific auditor independence policies designed to avoid such conflicts, be obtained from a firm other than the independent auditor. The independent auditors’ report expresses an opinion on the fairness of presentation of these statutory-basis financial statements.

The Audit Committee of the TIAA Board of Trustees, comprised entirely of independent, non-management trustees, meets regularly with management, representatives of the independent auditor and internal audit personnel to review matters relating to financial reporting, internal controls and auditing. In addition to the annual independent audit of the TIAA statutory-basis financial statements, the New York State Insurance Department and other state insurance departments regularly examine the operations and financial statements of TIAA as part of their periodic corporate examinations.

Roger W. Ferguson, Jr.	Virginia M. Wilson
President and Chief Executive Officer	Executive Vice President and Chief Financial Officer

TIAA-CREF Separate Account VA-1 ■ Statement of Additional Information	B-25

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees of Teachers Insurance and Annuity Association of America:

We have audited the accompanying statutory-basis statements of admitted assets, liabilities and capital and contingency reserves of Teachers Insurance and Annuity Association of America (the “Company”) as of December 31, 2010 and 2009, and the related statutory-basis statements of operations, changes in capital and contingency reserves, and cash flows for each of the three years in the period ended December 31, 2010. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our financial statement audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of New York, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory-basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2010 and 2009, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2010.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and contingency reserves of the Company as of December 31, 2010 and 2009, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2010, on the basis of accounting described in Note 2.

As discussed in Note 2 to the financial statements, on December 31, 2009, the Company adopted Statement of Statutory Accounting Principles No. 10R, Income Taxes-Revised, A Temporary Replacement of SSAP No. 10.

As discussed in Note 2 to the financial statements, as of July 1, 2009, the Company adopted Statement of Statutory Accounting Principles No. 43R, Loan-backed and Structured Securities.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of New York. A company’s internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of New York, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and those charged with governance; and (iii) provide reasonable assurance regarding prevention, or timely detection and correction of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent, or detect and correct misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

In our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2010, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). The Company’s management is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting, included in the accompanying Report of Management Responsibility. Our responsibility is to express an opinion on the Company’s internal control over financial reporting based on our audit. We conducted our audit of internal control over financial reporting in accordance with attestation standards established by the American Institute of Certified Public Accountants. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and, testing and evaluating the design and operating effectiveness of internal control, based on the assessed risk. Our audit also included performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

April 12, 2011

B-26	Statement of Additional Information ■ TIAA-CREF Separate Account VA-1

STATUTORY–BASIS STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND

CONTINGENCY RESERVES

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

	December 31,
(in millions)	2010	2009

ADMITTED ASSETS
Bonds	$161,873	$152,406
Preferred stocks	78	133
Common stocks	3,610	3,137
Mortgage loans	13,666	18,135
Real estate	1,341	1,586
Cash, cash equivalents and short-term investments	1,365	528
Contract loans	1,247	930
Derivatives	126	97
Other long-term investments	12,920	10,958
Investment income due and accrued	1,772	1,674
Federal income taxes	19	—
Net deferred federal income tax asset	3,246	2,432
Other assets	372	374
Separate account assets	12,909	9,338
TOTAL ADMITTED ASSETS	$214,544	$201,728

LIABILITIES, CAPITAL AND CONTINGENCY RESERVES
Liabilities
Reserves for life and health insurance, annuities and deposit-type contracts	$169,885	$164,526
Dividends due to policyholders	1,683	1,717
Interest maintenance reserve	873	324
Federal income taxes	—	70
Borrowed money	960	939
Asset valuation reserve	2,023	606
Derivatives	494	616
Other liabilities	1,620	1,660
Separate account liabilities	11,850	8,426
TOTAL LIABILITIES	189,388	178,884

Capital and Contingency Reserves
Capital (2,500 shares of $1,000 par value common stock issued and outstanding and $550,000 paid-in capital)	3	3
Surplus notes	2,000	2,000
Contingency reserves:
For investment losses, annuity and insurance mortality, and other risks	22,882	20,030
Deferred income taxes	271	811
TOTAL CAPITAL AND CONTINGENCY RESERVES	25,156	22,844
TOTAL LIABILITIES, CAPITAL AND CONTINGENCY RESERVES	$214,544	$201,728

See notes to statutory-basis financial statements	TIAA-CREF Separate Account VA-1 ■ Statement of Additional Information	B-27

STATUTORY–BASIS STATEMENTS OF OPERATIONS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

	For the Years Ended December 31,
(in millions)	2010	2009	2008

REVENUES
Insurance and annuity premiums and other considerations	$12,938	$11,527	$14,827
Annuity dividend additions	1,048	1,325	2,725
Net investment income	10,534	10,340	10,559
Other revenue	143	124	161
Total revenues	$24,663	$23,316	$28,272

BENEFITS AND EXPENSES
Policy and contract benefits	$10,922	$11,175	$13,625
Dividends to policyholders	2,733	2,646	4,574
Increase in policy and contract reserves	5,062	6,994	11,900
Net operating expenses	798	808	831
Net transfers to (from) separate accounts	2,130	(1,289)	(4,229)
Other benefits and expenses	235	166	141
Total benefits and expenses	$21,880	$20,500	$26,842

Income before federal income taxes and net realized capital losses	$2,783	$2,816	$1,430
Federal income tax benefit	(28)	(58)	(45)
Net realized capital losses less capital gains taxes, after transfers to the interest maintenance reserve	(1,430)	(3,326)	(4,451)
Net income (loss)	$1,381	$(452)	$(2,976)

B-28	Statement of Additional Information ■ TIAA-CREF Separate Account VA-1	See notes to statutory-basis financial statements

STATUTORY–BASIS STATEMENTS OF CHANGES IN CAPITAL AND CONTINGENCY RESERVES

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

	Capital Stock and Additional Paid-in Capital	Contingency Reserves	Total
	(in millions)
Balance, December 31, 2007	$3	$17,842	$17,845
Net loss		(2,976)	(2,976)
Net unrealized capital losses on investments		(2,757)	(2,757)
Change in asset valuation reserve		4,104	4,104
Change in net deferred income tax		13,009	13,009
Prior year federal income tax settlement		1,244	1,244
Change in non-admitted assets:
Deferred federal income tax asset		(12,704)	(12,704)
Other assets		(3)	(3)
Other, net		(8)	(8)
Balance, December 31, 2008	$3	$17,751	$17,754

Net loss		(452)	(452)
Net unrealized capital gains on investments		910	910
Change in asset valuation reserve		(273)	(273)
Change in accounting principle (Adoption of SSAP 43R)		219	219
Change in accounting principle (Adoption of SSAP 10R)		811	811
Change in surplus of separate accounts		(301)	(301)
Change in valuation basis of annuity reserves		2,260	2,260
Change in net deferred income tax		(218)	(218)
Change in dividend accrual methodology		155	155
Change in non-admitted assets:
Deferred federal income tax asset		458	458
Other assets		(479)	(479)
Issuance of surplus notes		2,000	2,000
Balance, December 31, 2009	$3	$22,841	$22,844

Net Income		1,381	1,381
Net unrealized capital gains on investments		1,361	1,361
Change in asset valuation reserve		(1,417)	(1,417)
Change in surplus of separate accounts		121	121
Change in net deferred income tax		(1,507)	(1,507)
Prior year surplus adjustment		(45)	(45)
Change in non-admitted assets:
Deferred federal income tax asset		2,320	2,320
Other assets		98	98
Balance, December 31, 2010	$3	$25,153	$25,156

See notes to statutory-basis financial statements	TIAA-CREF Separate Account VA-1 ■ Statement of Additional Information	B-29

STATUTORY–BASIS STATEMENTS OF CASH FLOWS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

	For the Years Ended December 31,
(in millions)	2010	2009	2008

CASH FROM OPERATIONS
Insurance and annuity premiums and other considerations	$12,941	$11,527	$14,827
Net investment income	10,373	10,073	10,606
Miscellaneous income	142	122	162
Total Receipts	23,456	21,722	25,595
Policy and contract benefits	10,574	11,401	13,533
Operating expenses	972	957	979
Dividends paid to policyholders	1,720	1,789	1,928
Federal income tax expense (benefit)	106	(119)	(91)
Net transfers to (from) separate accounts	2,149	(243)	(4,050)
Total Disbursements	15,521	13,785	12,299
Net cash from operations	7,935	7,937	13,296

CASH FROM INVESTMENTS
Proceeds from investments sold, matured, or repaid:
Bonds	31,795	17,247	13,238
Stocks	806	1,085	2,092
Mortgage loans and real estate	4,672	2,440	2,805
Other invested assets	2,269	778	1,981
Miscellaneous proceeds	130	79	(27)
Cost of investments acquired:
Bonds	42,082	32,719	20,367
Stocks	935	1,261	1,062
Mortgage loans and real estate	373	1,193	2,390
Other invested assets	3,444	2,075	4,587
Miscellaneous applications	179	214	222
Net cash used for investments	(7,341)	(15,833)	(8,539)

CASH FROM FINANCING AND OTHER
Issuance of surplus notes	—	2,000	—
Borrowed money	21	939	(952)
Net deposits on deposit-type contracts funds	51	54	32
Other cash provided (applied)	171	(122)	113
Net cash used by financing and other	243	2,871	(807)
NET CHANGE IN CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS	837	(5,025)	3,950
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, BEGINNING OF YEAR	528	5,553	1,603

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, END OF YEAR	$1,365	$528	$5,553

B-30	Statement of Additional Information ■ TIAA-CREF Separate Account VA-1	See notes to statutory-basis financial statements

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

Note 1—organization

Teachers Insurance and Annuity Association of America (“TIAA” or the “Company”) was established in 1918 as a legal reserve life insurance company under the insurance laws of the State of New York. All of the outstanding common stock of TIAA is held by the TIAA Board of Overseers (“Board of Overseers”), a not-for-profit corporation incorporated in the State of New York originally created for the purpose of holding the stock of TIAA.

The Company’s primary purpose is to aid and strengthen non-profit educational and research organizations, governmental entities and other non-profit institutions by providing retirement and insurance benefits for their employees and their families and by counseling such organizations and their employees on benefit plans and other measures of economic security.

Note 2—significant accounting policies

BASIS OF PRESENTATION:

The accompanying financial statements have been prepared on the basis of statutory accounting principles prescribed or permitted by the New York State Insurance Department (the “Department”); a comprehensive basis of accounting that differs from generally accepted accounting principles in the United States (“GAAP”). The Department requires insurance companies domiciled in the State of New York to prepare their statutory-basis financial statements in accordance with the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviation prescribed or permitted by the Department (“New York SAP”).

The table below provides a reconciliation of the Company’s net income (loss) and capital and contingency reserves between NAIC SAP and the New York SAP annual statement filed with the Department. The primary differences arise because the Company maintains more conservative reserves, as prescribed or permitted by New York SAP, under which annuity reserves are generally discounted on the basis of mortality tables and contractually guaranteed interest rates (in millions).

	For the Years Ended December 31,
	2010	2009	2008
Net Income (Loss), New York SAP	$1,381	$(452)	$(3,283)
New York SAP Prescribed Practices:
Federal Income Tax Settlement	—	—	1,244
Additional Reserves for:
Term Conversions	2	2	2
Deferred and Payout Annuities issued after 2000	186	(312)	424
Net Income (Loss), NAIC SAP	$1,569	$(762)	$(1,613)

	For the Years Ended December 31,
	2010	2009	2008
Capital and Contingency Reserves, New York SAP	$25,156	$22,844	$17,754
New York SAP Prescribed Practices:
Intangible Asset Limitation	12	16	20
Additional Reserves for:
Term Conversions	15	13	11
Deferred and Payout Annuities issued after 2000	3,683	3,497	3,809
Capital and Contingency Reserves, NAIC SAP	$28,866	$26,370	$21,594

Reconciliations of Net Income and Contingency Reserves: Subsequent to the filing of its New York SAP financial statements, the Company made the following adjustments to the Statutory-Basis financial statements. Reconciliations of TIAA’s net income and contingency reserves between the New York SAP as originally filed and these audited financial statements are shown below (in millions):

	2010	2009	2008
Net (Loss) Income—New York SAP—as filed with Department	$1,381	$(452)	$(3,283)
Treatment of Guarantee of Subsidiary Debt	—	—	307
Net (Loss) Income—Audited Financial Statement	$1,381	$(452)	$(2,976)

Generally Accepted Accounting Principles in the United States: The Financial Accounting Standards Board (“FASB”) dictates the accounting principles for financial statements that are prepared in conformity with GAAP with applicable authoritative accounting pronouncements. As a result, the Company cannot refer to financial statements prepared in accordance with NAIC SAP and New York SAP as having been prepared in accordance with GAAP.

The primary differences between GAAP and NAIC SAP can be summarized as follows:

Under GAAP:

•	The Asset Valuation Reserve (“AVR”) is eliminated as it is not recognized under GAAP. The AVR is established under NAIC SAP as a direct charge to surplus;

•

The Interest Maintenance Reserve (“IMR”) is eliminated as it is not recognized under GAAP. The realized gains and losses resulting from changes in interest rates are reported as a component of net income under GAAP rather than being deferred and subsequently amortized into income over the remaining expected life of the investment sold;

•	Dividends on insurance policies and annuity contracts are accrued as the related earnings emerge from operations rather than being accrued in the year when they are declared;

•	Certain assets designated as “non-admitted assets” are included in the GAAP balance sheet rather than excluded from assets in the statutory balance sheet;

•	Policy acquisition costs are deferred and amortized over the expected lives of the policies issued rather than being charged to operations when incurred;

TIAA-CREF Separate Account VA-1 ■ Statement of Additional Information	B-31

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

•	Policy and contract reserves are based on estimates of expected mortality, morbidity, persistency and interest rather than being based on statutory mortality, morbidity and interest requirements;

•	Surplus notes are reported as a liability rather than a component of capital and contingency reserves;

•

Investments in wholly-owned subsidiaries, other entities under the control of the parent, and certain variable interest entities are consolidated in the parent’s financial statements rather than being carried at the parent’s share of the underlying GAAP equity or statutory surplus of a domestic insurance subsidiary;

•	Investments in bonds considered to be “available for sale” are carried at fair value rather than at amortized cost;

•

Impairments on securities other than loan-backed and structured securities due to credit losses are recorded as other-than-temporary impairments (“OTTI”) through earnings for the difference between amortized cost and discounted cash flows when a security is deemed impaired. Other declines in fair value related to factors other than credit are recorded as other comprehensive income, which is a separate component of stockholder’s equity. Under NAIC SAP, an impairment for such securities is recorded through earnings for the difference between amortized cost and fair value;

•

For loan-backed and structured securities that are other-than-temporarily impaired, declines in fair value related to factors other than credit are recorded as other comprehensive income, which is a separate component of stockholder’s equity. Under NAIC SAP, such declines in fair value are not recorded until credit loss occurs;

•	Changes in the allowance for estimated uncollectible amounts related to mortgage loans are recorded through earnings rather than as unrealized losses, which is a component of surplus under NAIC SAP;

•

Changes in the value of certain other long-term investments accounted for under the equity method of accounting are recorded through earnings rather than as unrealized gains (losses), which is a component of surplus under NAIC SAP;

•

Deferred income taxes, subject to valuation allowance, include federal and state income taxes and changes in the deferred tax are reflected in either earnings or other comprehensive income. Under NAIC SAP, deferred taxes exclude state income taxes and are admitted to the extent they can be realized within three years subject to a 15% limitation of capital and surplus with changes in the net deferred tax reflected as a component of surplus;

•

For purposes of calculating the defined benefit and the post-retirement benefit obligations, active participants not currently vested, which are not considered under NAIC SAP, would also be included in determining the liability;

•	Annuities that do not subject the Company to significant insurance risk are classified as investment contracts rather than being classified as insurance contracts as they are under NAIC SAP;
•

Declines in fair value of derivatives are recorded through earnings rather than surplus. Derivatives embedded in host contracts are accounted for separately like a freestanding derivative if certain criteria are met. Replication Synthetic Asset Transactions (“RSAT”) are not recognized under GAAP.

The effects of these differences, while not determined, are presumed to be material.

Use of Estimates: The preparation of statutory-basis financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities at the date of the financial statements. Management is also required to disclose contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results may differ from those estimates.

ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Company:

Investments: Publicly traded securities are accounted for as of the date the investments are purchased or sold (trade date). Other investments are recorded on the settlement date. Realized capital gains and losses on investment transactions are accounted for under the specific identification method. A realized loss is recorded when an impairment is considered to be other-than-temporary.

Bonds: Bonds are stated at amortized cost using the current effective interest method. Bonds in or near default (rated NAIC 6) are stated at the lower of amortized cost or fair value. Bonds the Company intends to sell prior to maturity (“held for sale”) are stated at the lower of amortized cost or fair value.

Included within bonds are loan-backed and structured securities. Estimated future cash flows and expected prepayment speeds are used to determine the amortization of loan-backed and structured securities under the prospective method. Changes in future cash flows and expected prepayment speeds are evaluated quarterly. Loan-backed and structured securities are reported at the lower of cost or fair value when rated NAIC 6 or when determined to be held for sale.

If it is determined that a decline in the fair value of a bond, excluding loan-backed and structured securities, is other-than-temporary, the cost basis of the bond is written down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss. The new cost basis is not changed for subsequent recoveries in fair value. Future declines in fair value which are determined to be other-than-temporary are recorded as realized losses.

Loan-backed and structured securities that the Company has the intent and ability to hold are considered OTTI when the Company does not expect to recover the entire amortized cost basis of the security, and the amount of the OTTI recognized as a realized loss is the difference between the security’s amortized cost basis and the present value of cash flows expected to be collected, discounted at the security’s effective interest rate.

B-32	Statement of Additional Information ■ TIAA-CREF Separate Account VA-1

continued

Loan-backed and structured securities that the Company intends to sell or does not have the intent and ability to retain for a period of time sufficient to recover the amortized cost basis are written down to fair value and the amount of the OTTI recognized as a realized loss is the difference between the security’s amortized cost basis and fair value at the balance sheet date.

In periods subsequent to the recognition of an OTTI loss for a loan-backed or structured security, the Company accounts for the other-than-temporarily impaired security as if the security had been purchased on the measurement date of the impairment. The difference between the new amortized cost basis and the cash flows expected to be collected is accreted as interest income in future periods based on prospective changes in cash flow estimates.

The fair values for publicly traded long term bond investments are generally determined using prices provided by third party pricing services. For privately placed long term bond investments without readily ascertainable market value, such values are determined with the assistance of independent pricing services utilizing a discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions.

Preferred Stocks: Preferred stocks are stated at amortized cost unless they have an NAIC rating designation of 4, 5 or 6, which are stated at the lower of amortized cost or fair value. The fair values of preferred stocks are determined using prices provided by third party pricing services.

Common Stocks: Common stocks of unaffiliated companies are stated at fair value, which is based on quoted market prices, where available. Changes in fair value are recorded through surplus. For common stocks without quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models. When it is determined that a decline in fair value of an investment is other than temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

Mortgage Loans: Mortgage loans are stated at amortized cost, net of valuation allowances. Mortgage loans held for sale are stated at the lower of amortized cost or fair value. Mortgage loans are evaluated for impairment when it is probable that the receipt of contractual payments of principal and interest may not occur when scheduled. If the impairment is considered to be temporary, a valuation reserve is established for the excess of the carrying value of the mortgage over its estimated fair value. Changes in valuation reserves for mortgage loans are included in net unrealized capital gains and losses on investments. When an event occurs resulting in an impairment that is other than temporary, a direct write-down is recorded as a realized loss and a new cost basis is established. The fair value of mortgage loans is generally determined using a discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions.

Real Estate: Real estate occupied by the Company and real estate held for the production of income is carried at depreciated cost, less encumbrances. Real estate held for sale is carried at the lower of depreciated cost or fair value, less encumbrances, and estimated costs to sell. The Company utilizes the straight-line method of depreciation on real estate. Depreciation is generally computed over a forty-year period. A real estate property may be considered impaired when events or circumstances indicate that the carrying value may not be recoverable. When the Company determines that an investment in real estate is impaired, a direct write-down is made to reduce the carrying value of the property to its estimated fair value based on an external appraisal, net of encumbrances, and a realized loss is recorded.

The Company makes investments in commercial real estate directly, through wholly owned subsidiaries and through real estate limited partnerships. The Company monitors the effects of current and expected market conditions and other factors on its real estate investments to identify and quantify any impairment in value. The Company assesses assets to determine if events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. The Company evaluates the recoverability of income producing investments based on undiscounted cash flows and then reviews the results of an independent third party appraisal to determine the fair value and if an adjustment is required. Internal estimates of value can be used to determine fair value when a third party appraisal is pending completion. Third party appraisals are also utilized to determine write downs on land investments held for development.

Wholly-Owned Subsidiaries: Investments in wholly-owned subsidiaries are stated at the value of their underlying net assets as follows: (1) domestic insurance subsidiaries are stated at the value of their underlying statutory surplus and (2) non-insurance subsidiaries are stated at the value of their underlying GAAP equity. Dividends and distributions from subsidiaries are recorded in investment income and changes in the equity of subsidiaries are recorded directly to surplus as unrealized gains or losses.

Other Long-term Investments: Other long-term investments primarily include investments in limited partnerships and limited liability companies which are carried at TIAA’s percentage of the underlying GAAP equity as reflected on the respective entity’s financial statements. The Company monitors the effects of current and expected market conditions and other factors on these investments to identify and quantify any impairment in value. The Company assesses impairment information by performing analysis between the carrying value and the cost basis of the investments. The Company evaluates recoverability of the asset to determine if OTTI is warranted. When deemed to be other-than-temporarily impaired, the investment is written down to estimated fair value.

Cash and Cash Equivalents: Cash includes cash on deposit and cash equivalents. Cash equivalents are short-term, highly liquid investments, with original maturities of three months or less at the date of purchase and are stated at amortized cost.

Short-Term Investments: Short-term investments (debt securities with maturities of one year or less at the time of acquisition, excluding investments classified as cash equivalents) that are not impaired are stated at amortized cost using the straight line interest method. Short-term investments that are impaired are stated at the lower of amortized cost or fair value.

TIAA-CREF Separate Account VA-1 ■ Statement of Additional Information	B-33

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

Contract Loans: Contract loans are stated at outstanding principal balances.

Derivative Instruments: The Company has filed a Derivatives Use Plan with the Department. This plan details the Company’s derivative policy objectives, strategies, controls and any restrictions placed on various derivative types. The plan also specifies the procedures and systems that the Company has established to evaluate, monitor and report on the derivative portfolio in terms of valuation, hedge effectiveness and counterparty credit quality. The Company may use derivative instruments for hedging, income generation, and asset replication purposes. Derivatives used by the Company include foreign currency, interest rate and credit default swaps, foreign currency forwards, options and interest rate cap contracts.

The carrying value of a derivative position may be at cost or fair value, depending on the type of instrument and accounting status. Hedge accounting is applied for some foreign currency swaps that hedge fixed income investments carried at amortized cost. The foreign exchange premium or discount for these foreign currency swaps is amortized into income and a currency translation adjustment computed at the spot rate is recorded as an unrealized gain or loss. The derivative component of a RSAT is carried at unamortized premiums received or paid, adjusted for any impairments. The cash component of a RSAT is classified as a bond on the Company’s balance sheet. Derivatives used in hedging transactions where hedge accounting is not being utilized are carried at fair value. The Company does not offset the carrying value amounts recognized for derivatives executed with the same counterparty under the same netting agreement.

Investment Income Due and Accrued: Investment income due is investment income earned and legally due to be paid to the Company at the reporting date. Investment income accrued is investment income earned but not legally due to be paid to the Company until subsequent to the reporting date. The Company writes off amounts deemed uncollectible as a charge against investment income in the period such determination is made. Amounts deemed collectible, but over 90 days past due for any invested asset except mortgage loans in default are nonadmitted. Amounts deemed collectible, but over 180 days past due for mortgage loans in default are nonadmitted.

Separate Accounts: Separate Accounts are established in conformity with insurance laws and are segregated from the Company’s general account and are maintained for the benefit of the separate account contract holders.

Foreign Currency Transactions and Translation: Investments denominated in foreign currencies and foreign currency contracts are valued in U.S. dollars, based on exchange rates at the end of the relevant period. Investment transactions in foreign currencies are recorded at the exchange rates prevailing on the respective transaction dates. All other asset and liability accounts that are denominated in foreign currencies are adjusted to reflect exchange rates at the end of the relevant period. Realized and unrealized gains and losses due to foreign exchange transactions and translation adjustments are not separately reported but are collectively included in realized and unrealized capital gains and losses, respectively.

Non-Admitted Assets: For statutory accounting purposes, certain assets are designated as non-admitted assets (principally investments in other long-term investments, furniture and equipment, leasehold improvements, prepaid expenses, and a portion of deferred federal income tax (“DFIT”) assets). Investment related non-admitted assets totaled $646 million and $418 million at December 31, 2010 and 2009, respectively. The non-admitted portion of the DFIT asset was $11,202 million and $13,522 million at December 31, 2010 and 2009, respectively. Other non-admitted assets were $358 million and $684 million at December 31, 2010 and 2009, respectively. Changes in non-admitted assets are charged or credited directly to surplus.

Furniture and Fixtures, Equipment, Leasehold Improvements and Computer Software: Electronic data processing (“EDP”) equipment, computer software and furniture and equipment which qualify for capitalization are depreciated over the lesser of useful life or 3 years. Office alterations and leasehold tenant improvements which qualify for capitalization are depreciated over the lesser of useful life or 5 years and the remaining life of the lease, respectively.

The accumulated depreciation on EDP equipment and computer software was $626 million and $440 million at December 31, 2010 and 2009, respectively. Related depreciation expenses allocated to TIAA were $25 million, $37 million and $38 million for the years ended December 31, 2010, 2009 and 2008, respectively.

The accumulated depreciation on furniture and equipment and leasehold improvements was $485 million and $396 million at December 31, 2010, and 2009, respectively. Related depreciation expenses allocated to TIAA were $45 million, $56 million and $19 million for the years ended December 31, 2010, 2009 and 2008, respectively.

Insurance and Annuity Premiums: Life insurance premiums are recognized as revenue over the premium-paying period of the related policies. Annuity considerations are recognized as revenue when received. Expenses incurred when acquiring new business are charged to operations as incurred.

Reserves for Life and Health Insurance, Annuities and Deposit-type Contracts: The Company offers a range of group and individual annuities and individual life policies. Policy and contract reserves for such products are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial formulae. The reserves established utilize assumptions for interest, mortality and other risks insured. Such reserves are established to provide for adequate contractual benefits guaranteed under policy and contract provisions.

During 2009, TIAA received approval from the Department to change the valuation basis on a portion of its payout annuity reserves. These reserves, which had previously been calculated on the basis of interest at either 1.5% or 2.5%, with mortality on the basis of either the 1983 Table A with ages set back 9 years or the Annuity 2000 Table with ages set back either 9 or 12 years, will now be valued on the basis of interest at 2.5% with mortality in accordance with the Annuity 2000 Table with ages set back 4 years. This reserve modification had the net effect of reducing beginning of year 2009 reserves by approximately $2.26 billion.

B-34	Statement of Additional Information ■ TIAA-CREF Separate Account VA-1

continued

Liability for deposit-type contracts, which do not contain any life contingencies, are equal to deposits received and interest credited to the benefit of contract holders, less surrenders or withdrawals that represent a return to the contract holder.

The Company performed Asset Adequacy Analysis in order to test the adequacy of its reserves in light of the assets supporting such reserves, and determined that its reserves were sufficient to meet its obligations.

Interest Maintenance Reserve: The IMR defers recognition of realized capital gains and losses resulting from changes in the general level of interest rates. These gains and losses are amortized into investment income over the expected remaining life of the investments sold. The IMR is calculated in accordance with the NAIC Annual Statement Instructions for Life and Accident and Health Insurance Companies.

A realized gain or loss on each bond sold, excluding loan-backed and structured securities, is interest-related if the security’s NAIC rating did not change by more than one classification from the date of purchase to the date of sale, and its NAIC rating was not a 6 at anytime during the holding period.

A realized gain or loss on each preferred stock sold is interest-related if the security did not have an NAIC rating of 4, 5 or 6 at any time during the holding period and the NAIC rating did not change by more than one classification from the date of purchase to the date of sale.

A realized gain or loss on each mortgage loan sold is interest-related if interest is not more than 90 days past due, not in the process of foreclosure or voluntary conveyance, or the mortgage loan was not restructured over the prior two years.

A realized gain or loss on each derivative investment sold is interest-related based on the characteristics of the underlying invested asset.

For loan-backed and structured securities, realized gains or losses resulting from sale transactions and realized losses resulting from OTTI are bifurcated between IMR and AVR based upon the present value of cash flows and amortized cost at the time of the transaction.

Asset Valuation Reserve: The AVR is established to offset potential credit-related investment losses from bonds, stocks, mortgage loans, real estate, derivatives and other long-term investments. Changes in AVR are recorded directly to surplus. The AVR is calculated in accordance with the NAIC Annual Statement Instructions for Life and Accident and Health Insurance Companies.

Realized gains or losses resulting from the sale of U.S. Government securities and securities of agencies which are backed by the full faith and credit of the U.S. Government are exempt from the AVR.

A realized gain or loss on each bond, excluding loan-backed and structured securities sold, is non-interest-related if the security’s NAIC rating changed by more than one classification from the date of purchase to the date of sale, or its NAIC rating was a 6 at any time during the holding period.

A realized gain or loss on each preferred stock sold is non-interest-related if the security had an NAIC rating of 4, 5 or

6 at any time during the holding period or the NAIC rating changed by more than one classification from the date of purchase to the date of sale.

A realized gain or loss on each mortgage loan sold is non-interest-related if interest is more than 90 days past due, in the process of foreclosure or voluntary conveyance, or the mortgage loan was restructured over the prior two years.

A realized gain or loss on each derivative investment sold is non-interest-related based on the characteristics of the underlying invested asset.

For loan-backed and structured securities, realized gains or losses resulting from sale transactions and realized losses resulting from OTTI are bifurcated between IMR and AVR based upon the present value of cash flows and amortized cost at the time of the transaction.

OTTI for non-loan-backed and structured securities, stocks, mortgage loans, real estate and other long-term investments are considered non-interest related realized losses and included in the AVR calculation.

Dividends Due to Policyholders: Dividends on insurance policies and pension annuity contracts in the payout phase are declared by the TIAA Board of Trustees (the “Board”) in the fourth quarter of each year, and such dividends are credited to policyholders in the following calendar year. Dividends on pension annuity contracts in the accumulation phase are declared by the Board in February of each year, and such dividends on the various existing vintages of pension annuity contracts in the accumulation phase are credited to policyholders during the ensuing twelve month period beginning March 1.

Application of New Accounting Pronouncements: SSAP 100, Fair Value Measurements, effective December 31, 2010, defines fair value, establishes a framework for measuring fair value and establishes disclosure requirements about fair value. This standard applies under other accounting pronouncements that require or permit fair value measurements, but this standard does not require any new fair value amendments. The Company adopted this guidance effective December 31, 2010; however, it did not have a material impact on the Company’s financial statements.

SSAP 56—Separate Accounts—Revised disclosures, adopted September 2009 and required within the 2010 annual financial statements. The revised disclosures require disclosure on the general nature of the entity’s separate account business, an identification of the separate account assets that are legally insulated from the general account claims, identification of the separate account products that have guarantees backed by the general account and a discussion of securities lending transactions within the separate account.

SSAP No. 43R—Loan-backed and Structured Securities—Revised, effective September 30, 2009, which superceded SSAP No. 98—Treatment of Cash Flows When Quantifying Changes in Valuation and Impairments, an Amendment of SSAP No. 43—Loan-backed and Structured Securities, provides statutory accounting guidance for loan-backed and structured securities and incorporates certain principles underlying recent changes in GAAP OTTI guidance for statutory reporting. The financial impact in 2009 of the adoption of SSAP No. 43R at September 30, 2009, by TIAA, was a

TIAA-CREF Separate Account VA-1 ■ Statement of Additional Information	B-35

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

$219 million increase in surplus as an adjustment as of July 1, 2009 and was recognized as a cumulative effect due to a change in accounting principle.

SSAP No. 43R guidance results in an OTTI recorded through earnings for the difference between amortized cost and the present value of discounted cash flows of structured securities. Declines in fair value related to non-credit declines are not recognized in earnings and only require disclosure if the entity has the intent and ability to hold to recovery. The guidance requires a recognized realized loss recorded in earnings for the difference between fair value and amortized cost if the entity intends or is required to sell the investment at the measurement date. The entity is required to evaluate discounted cash flows quarterly to assess credit deterioration.

For reporting periods beginning on or after January 1, 2009, SSAP No. 98—Treatment of Cash Flows When Quantifying Changes in Valuation and Impairments, an Amendment of SSAP No. 43—Loan-backed and Structured Securities established statutory accounting principles for impairment analysis and subsequent valuation of loan-backed and structured securities. The change resulting from the adoption of this statement was accounted for prospectively. No cumulative effect adjustments or application of the new guidance to prior events or periods were required. The Company elected to early adopt SSAP No. 98 which resulted in an additional $469 million of realized losses being recognized at December 31, 2008.

SSAP No. 10R—Revised, Income Taxes, was effective as of December 31, 2009 for the 2009 annual financial statements and 2010 and 2011 interim and annual financial statements only. For entities that meet specified capital requirements, the revised statement increases the admitted deferred federal income tax asset ceiling by increasing the limit from 10 to 15 percent of capital and surplus and by extending the recoverable period from 1 to 3 years. The change resulting from the modification of this statement was accounted for as a change in accounting principle in 2009. The Company’s adoption of SSAP No. 10R resulted in an additional $1,082 million and $811 million of admitted deferred tax assets recognized as of December 31, 2010 and 2009, respectively. The statement is applicable through 2011 and incorporates additional disclosures for tax-planning strategies.

For reporting periods beginning on or after January 1, 2009, SSAP No. 99—Accounting for Certain Securities Subsequent to an Other-Than-Temporary Impairment, establishes standards for the treatment of premiums or discounts applicable to certain securities subsequent to the recognition of an OTTI. The other-than-temporarily impaired security is recorded as if the security had been purchased on the measurement date of the OTTI. The discount or reduced premium associated with the other-than-temporarily impaired security, based on the new cost basis, is amortized over the remaining life of the security, to the extent recoverable, in a prospective manner based on the amount and timing of future estimated cash flows. The change resulting from the adoption of this statement is accounted for prospectively. No cumulative effect adjustment or application of the new guidance to prior events or periods is required. The Company adopted this guidance January 1, 2009.

Note 3—long-term bonds, preferred stocks, and common stocks

The book/adjusted carrying value, estimated fair value, excess of fair value over book/adjusted carrying value and excess of book/adjusted carrying value over fair value of long-term bonds and preferred stocks at December 31, are shown below (in millions):

	2010
		Excess of
	Book/ Adjusted Carrying Value	Fair Value over Book/ Adjusted Carrying Value	Book/ Adjusted Carrying Value Over Fair Value	Estimated Fair Value
Bonds:
U.S. Governments	$19,942	$697	$(510)	$20,129
All Other Governments	2,926	509	(5)	3,430
States, Territories and Possessions	504	2	(30)	476
Political Subdivisions of States, Territories, and Possessions	236	7	(7)	236
Special Revenue and Special Assessment, Non-Guaranteed Agencies and Government	39,018	2,466	(327)	41,157
Credit Tenant Loans	3,300	357	(29)	3,628
Industrial and Miscellaneous	92,270	6,346	(3,047)	95,569
Hybrids	2,299	144	(82)	2,361
Parent, Subsidiaries and Affiliates	1,378	70	(3)	1,445
Total Bonds	161,873	10,598	(4,040)	168,431
Preferred Stocks	78	6	—	84
Total Bonds and Preferred Stocks	$161,951	$10,604	$(4,040)	$168,515

B-36	Statement of Additional Information ■ TIAA-CREF Separate Account VA-1

continued

	2009
		Excess of
	Book/ Adjusted Carrying Value	Fair Value over Book/ Adjusted Carrying Value	Book/ Adjusted Carrying Value Over Fair Value	Estimated Fair Value
Bonds:
U.S. Governments	$15,582	$480	$(104)	$15,958
All Other Governments	2,623	375	(13)	2,985
States, Territories and Possessions	278	1	(22)	257
Political Subdivisions of States, Territories, and Possessions	242	7	(11)	238
Special Revenue and Special Assessment, Non-Guaranteed Agencies and Government	33,170	1,607	(318)	34,459
Credit Tenant Loans	420	28	(7)	441
Industrial and Miscellaneous	95,589	4,473	(9,620)	90,442
Hybrids	3,075	156	(299)	2,932
Parent, Subsidiaries and Affiliates	1,427	29	(48)	1,408
Total Bonds	152,406	7,156	(10,442)	149,120
Preferred Stocks	133	10	(17)	126
Total Bonds and Preferred Stocks	$152,539	$7,166	$(10,459)	$149,246

Impairment Review Process: All securities are subjected to the Company’s process for identifying OTTI. The Company writes down securities that it deems to have an OTTI in value in the period that the securities are deemed to be impaired, based on management’s case-by-case evaluation of the decline in value and prospects for recovery. Management considers a wide range of factors in the impairment evaluation process, including, but not limited to, the following: (a) the length of time the fair value has been below amortized cost; (b) the financial condition and near-term prospects of the issuer; (c) whether the debtor is current on contractually obligated interest and principal payments; (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for any anticipated recovery in fair value or repayment; (e) information obtained from regulators and rating agencies; (f) the potential for impairments in an entire industry sector or sub-sector; (g) the potential for impairments in certain economically-depressed geographic locations and (h) the potential for impairment based on an estimated discounted cash flow analysis for structured and loan-backed securities. Where impairment is considered to be other-than-temporary, the Company recognizes a write-down as a realized loss and adjusts the cost basis of the security accordingly. The Company does not change the revised cost basis for subsequent recoveries in value. Once an impairment write-down has been recorded, the Company continues to review the impaired security for appropriate valuation on an ongoing basis.

Based upon the factors above in the Company’s impairment evaluation process, the securities discussed in the following section which were in an unrealized loss position at December 31, 2010 and 2009, were not deemed to be other than temporarily impaired.

Unrealized Losses on Bonds, Preferred Stocks and Unaffiliated Common Stocks: The gross unrealized losses and estimated fair values for securities by the length of time that individual securities had been in a continuous unrealized loss position are shown in the table below (in millions):

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value
December 31, 2010
Loan-backed and structured bonds	$5,727	$(209)	$5,518	$17,492	$(3,269)	$14,223
All other bonds	16,190	(670)	15,520	6,217	(347)	5,870
Total bonds	$21,917	$(879)	$21,038	$23,709	$(3,616)	$20,093
Unaffiliated common stocks	31	(21)	10	35	(8)	27
Preferred stocks	10	(8)	2	29	(26)	3
Total bonds and stocks	$21,958	$(908)	$21,050	$23,773	$(3,650)	$20,123

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value
December 31, 2009
Loan-backed and structured bonds	$7,704	$(322)	$7,382	$27,035	$(9,008)	$18,027
All other bonds	9,890	(246)	9,644	12,820	(994)	11,826
Total bonds	$17,594	$(568)	$17,026	$39,855	$(10,002)	$29,853
Unaffiliated common stocks	113	(10)	103	49	(18)	31
Preferred stocks	3	(2)	1	78	(40)	38
Total bonds and stocks	$17,710	$(580)	$17,130	$39,982	$(10,060)	$29,922

TIAA-CREF Separate Account VA-1 ■ Statement of Additional Information	B-37

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

As of December 31, 2010, the major categories of securities where the estimated fair value declined and remained below cost for less than twelve months were diversified in U.S. and other governments (58%) and residential mortgage-backed securities (22%). The preceding percentages were calculated as a percentage of the gross unrealized loss.

As of December 31, 2010, the major categories of securities where the estimated fair value declined and remained below cost for twelve months or greater were diversified in commercial mortgage-backed securities (58%), asset-backed securities (16%), and residential mortgage-backed securities (16%). The preceding percentages were calculated as a percentage of the gross unrealized loss.

As of December 31, 2009, the major categories of securities where the estimated fair value declined and remained below cost for less than twelve months were diversified in residential mortgage-backed securities (35%), U.S. and other governments (24%), commercial mortgage-backed securities (12%) and asset-backed securities (10%). The preceding percentages were calculated as a percentage of the gross unrealized loss.

As of December 31, 2009, the major categories of securities where the estimated fair value declined and remained below cost for twelve months or greater were diversified in commercial mortgage-backed securities (58%), residential mortgage-backed securities (20%), and asset-backed securities (13%). The preceding percentages were calculated as a percentage of the gross unrealized loss.

Based upon the Company’s current evaluation of these securities in accordance with its impairment policy, the cause of the decline in fair value is primarily attributable to diminished market liquidity during the holding period as opposed to long term credit quality. The Company currently intends and has the ability to hold the securities with unrealized losses for a period of time sufficient for them to recover and the Company has concluded that these securities are not other-than temporarily impaired.

Scheduled Maturities of Bonds: The carrying value and estimated fair value of bonds, categorized by contractual maturity, are shown below. Bonds not due at a single maturity date have been included in the following table based on the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may prepay obligations with or without call or prepayment penalties. Mortgage-backed and asset-backed securities are shown separately in the table below, as they are not due at a single maturity date ($ in millions).

	December 31, 2010			December 31, 2009
	Book/ Adjusted Carrying Value	% of Total	Estimated Fair Value	Book/ Adjusted Carrying Value	% of Total	Estimated Fair Value
Due in one year or less	$2,532	1.6%	$2,602	$1,324	0.9%	$1,398
Due after one year through five years	21,264	13.1	22,871	26,454	17.4	28,019
Due after five years through ten years	28,405	17.5	30,668	24,089	15.8	25,366
Due after ten years	38,061	23.6	39,939	29,898	19.6	30,807
Subtotal	90,262	55.8	96,080	81,765	53.7	85,590
Residential mortgage-backed securities	48,809	30.2	50,863	43,905	28.8	43,587
Commercial mortgage-backed securities	13,343	8.2	12,232	18,453	12.1	12,731
Asset-backed securities	9,459	5.8	9,256	8,283	5.4	7,212
Subtotal	71,611	44.2	72,351	70,641	46.3	63,530
Total	$161,873	100.0%	$168,431	$152,406	100.0%	$149,120

Included in the preceding table under asset-backed securities is TIAA’s exposure to sub-prime mortgages totaling approximately $3.1 billion and $3.2 billion at December 31, 2010 and 2009, respectively. Sub-prime securities of approximately $2.5 billion or 82% and $2.6 billion or 81% were rated investment grade (NAIC 1 and 2) at December 31, 2010 and 2009, respectively. Sub-prime securities are backed by loans that are in the riskiest category of loans and are typically sold in a separate market from prime loans.

B-38	Statement of Additional Information ■ TIAA-CREF Separate Account VA-1

continued

Bond Diversification: The carrying values of long-term bond investments were diversified by the following classification at December 31 as follows:

	2010	2009
Residential mortgage-backed securities	30.2%	28.8%
U.S. and other governments	11.9	10.8
Commercial mortgage-backed securities	8.2	9.4
Manufacturing	7.9	8.1
Public utilities	7.5	7.7
Finance and financial services	6.9	7.7
Asset-backed securities	5.9	5.4
Oil and gas	4.7	4.7
Communications	3.2	3.4
Services	3.2	2.4
Revenue and special obligations	2.4	2.3
Credit tenant loans	2.0	1.9
Retail and wholesale trade	1.9	1.9
Real estate investment trusts	1.6	1.8
Mining	1.2	1.1
Transportation	1.0	1.0
Other	0.3	0.3
Total	100.0%	100.0%

At December 31, 2010 and 2009, 92.1% and 92.8%, respectively, of the long-term bond portfolio was comprised of investment grade securities.

The following table presents the Company’s carrying value and estimated fair value for the residential mortgage-backed securities portfolio (“RMBS”) (in millions):

	December 31, 2010		December 31, 2009
NAIC Designation	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
1	$46,918	$49,176	$41,844	$42,122
2	1,198	1,084	1,198	868
3	592	523	657	455
4	35	28	169	114
5	64	50	29	19
6	2	2	8	9
Total	$48,809	$50,863	$43,905	$43,587

With respect to the RMBS in the above table, approximately 99% and 98% were rated investment grade (NAIC 1 and 2) at December 31, 2010 and 2009, respectively. The Company has continued to maintain its historical procedures surrounding the evaluation of fundamental underwriting and investment standards within its investment portfolios, including investments in RMBS. Additionally, the Company continues to manage the RMBS portfolio to appropriately support its contractual obligations and will recognize impairments when diminishments in fair value are determined to be other than temporary based on evaluations of projected discounted cash flows as prescribed under SSAP 43R. Management continues to actively monitor the market, credit and liquidity risk of the RMBS portfolio as an integral component of its overall asset liability management program.

The following table presents the Company’s carrying value and estimated fair value for the commercial mortgage-backed securities (“CMBS”) portfolio (in millions):

	December 31, 2010		December 31, 2009
NAIC Designation	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
1	$9,607	$9,600	$12,754	$10,523
2	577	400	3,287	1,422
3	832	620	1,280	415
4	1,167	820	927	299
5	918	548	193	59
6	242	244	12	13
Total	$13,343	$12,232	$18,453	$12,731

With respect to the CMBS in the above table, approximately 76% and 87% were rated investment grade (NAIC 1 and 2) and approximately 72% and 64% were issued prior to 2006 (based on carrying value) at December 31, 2010 and 2009, respectively. The Company has continued to maintain its historical procedures surrounding the evaluation of fundamental underwriting and investment standards within its investment portfolios, including investments in CMBS. Additionally, the Company continues to manage the CMBS portfolio to appropriately support its contractual obligations and will recognize impairments when diminishments in fair value are determined to be other than temporary based on evaluations of projected discounted cash flows as prescribed under SSAP 43R. Management continues to actively monitor the market, credit and liquidity risk of the CMBS portfolio as an integral component of its overall asset liability management program.

Included in the Company’s long-term investments are bonds with a NAIC designation of 6. The statutory carrying value of these investments and related contractual maturity is listed in the following table (in millions):

	December 31,
	2010	2009
Due in one year or less	$1	$1
Due after one year through five years	9	22
Due after five years through ten years	28	9
Due after ten years	—	—
Subtotal	38	32
Residential mortgage-backed securities	2	8
Commercial mortgage-backed securities	242	12
Asset-backed securities	64	6
Total	$346	$58

Troubled Debt Restructuring: During 2010 and 2009, the Company recorded bonds and stocks with book values aggregating $76 million and $29 million through troubled debt restructurings. When restructuring troubled debt, TIAA generally accounts for assets at their fair value at the time of restructuring or at the book value of the assets given up if lower. If the fair value is less than the book value of the assets given up, the required write-down is recognized as a realized capital loss.

Exchanges: During 2010 and 2009, the Company also acquired bonds and stocks through exchanges aggregating $1,665 million and $1,564 million, of which approximately $19 million and $0.3 million were acquired through non-monetary transactions, respectively. When exchanging securities, TIAA generally accounts for assets at fair value unless the exchange was as a result of restricted 144As exchanged for unrestricted securities, which are accounted for at book value.

TIAA-CREF Separate Account VA-1 ■ Statement of Additional Information	B-39

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

Loan-backed and Structured Securities: Prepayment assumptions for loan-backed and structured securities are based on historical averages drawing from performance experience for a particular transaction and may vary by security type and vintage.

The following table represents OTTI on securities with the intent to sell and/or the inability to retain for each quarter of 2010 (in millions):

	1	OTTI		3
	Amortized Cost Basis Before OTTI	2a Interest	2b Non-interest	Fair Value 1-(2a+2b)
OTTI recognized 1st Quarter
a. Intent to sell	$59	$1	$10	$48
b. Inability to retain	—	—	—	—
Total 1st Quarter	$59	$1	$10	$48

OTTI recognized 2nd Quarter
a. Intent to sell	$2,736	$—	$427	$2,309
b. Inability to retain	—	—	—	—
Total 2nd Quarter	$2,736	$—	$427	$2,309

OTTI recognized 3rd Quarter
a. Intent to sell	$28	$1	$5	$22
b. Inability to retain	—	—	—	—
Total 3rd Quarter	$28	$1	$5	$22

OTTI recognized 4th Quarter
a. Intent to sell	$361	$131	$65	$165
b. Inability to retain	—	—	—	—
Total 4th Quarter	$361	$131	$65	$165

Annual Aggregate Total		$133	$507

The following table represents OTTI on securities with the intent to sell and/or the inability to retain for each quarter of 2009 (in millions):

	1	OTTI		3
	Amortized Cost Basis Before OTTI	2a Interest	2b Non-Interest	Fair Value 1-(2a+2b)
OTTI recognized 1st Quarter
a. Intent to sell	$41	$1	$7	$33
b. Inability to retain	—	—	—	—
Total 1st Quarter	$41	$1	$7	$33

OTTI recognized 2nd Quarter
a. Intent to sell	$17	$—	$4	$13
b. Inability to retain	—	—	—	—
Total 2nd Quarter	$17	$—	$4	$13

OTTI recognized 3rd Quarter
a. Intent to sell	$42	$—	$14	$28
b. Inability to retain	—	—	—	—
Total 3rd Quarter	$42	$—	$14	$28

OTTI recognized 4th Quarter
a. Intent to sell	$44	$1	$10	$33
b. Inability to retain	—	—	—	—
Total 4th Quarter	$44	$1	$10	$33

Annual Aggregate Total		$2	$35

At December 31, 2010, the Company held loan-backed and structured securities with a recognized OTTI where the present value of cash flows expected to be collected is less than the amortized cost. See Note 24 for listing of securities.

Other Disclosures: During 2010 and 2009, TIAA acquired common stocks from other long term private equity fund investment distributions totaling $17 million and $14 million, respectively.

Debt securities amounting to approximately $8 million at December 31, 2010 and 2009 were on deposit with governmental authorities or trustees, as required by law.

At December 31, 2010 and 2009, the carrying amount of restricted unaffiliated common stock was $252 million and $150 million, respectively. At December 31, 2010 and 2009, the carrying amount of restricted preferred stock was $19 million and $14 million, respectively. The restrictions limit share sales, private sales, general partner approval for sale, contractual restrictions and public or free trade restrictions.

At December 31, 2010 and 2009, the carrying amount of bonds and stocks denominated in a foreign currency was $2,961 million and $3,160 million, respectively. Bonds that totaled $1,168 million and $1,221 million at December 31, 2010 and 2009, respectively, represent amounts due from related parties that are collateralized by real estate owned by TIAA’s investment subsidiaries and affiliates.

Note 4—mortgage loans

The Company originates mortgage loans that are principally collateralized by commercial real estate. The coupon rates for non-mezzanine commercial mortgage loans originated during 2010 ranged from 5.25% to 5.90% and from 4.00% to 8.00% for 2009. There were no mezzanine real estate loans originated or acquired during 2010 or 2009.

The maximum percentage of any one loan to the value of the property at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, was 100% and 95% for commercial loans for the years ended December 31, 2010 and 2009, respectively. In 2010 there were three loans issued with a loan to value of 100% with a value of approximately $24 million at December 31, 2010, all three loans were full recourse construction loans with a committed tenant.

At December 31, 2010 and 2009, the carrying value of mezzanine real estate loans was $192 million and $637 million, respectively.

Impairment Review Process: The Company monitors the effects of current and expected market conditions and other factors on the collectability of mortgage loans to identify and quantify any impairment in value. Impairments are classified as either temporary, for which a recovery is anticipated, or other-than-temporary. Mortgage loans held to maturity with other-than-temporarily impaired values at December 31, 2010 and 2009 have been written down to net realizable values based upon independent appraisals of the collateral while mortgage loans held for sale have been written down to the current fair value of the loan, as shown in the table below. For impaired mortgage loans where the impairments

B-40	Statement of Additional Information ■ TIAA-CREF Separate Account VA-1

continued

were deemed to be temporary, an allowance for credit losses has been established, as indicated below (in millions):

	2010	2009	2008
Investment in impaired mortgage loans, with temporary allowances for credit losses (at net carried value plus accrued interest)	$29	$—	$—
Related temporary allowances for credit losses	$(2)	$—	$—
Investment in impaired mortgage loans, net of OTTI losses recognized	$251	$572	$259
Related write-downs for OTTI	$(21)	$(91)	$(209)
Average investments in impaired mortgage loans	$35	$36	$32
Interest income recognized on impaired mortgage loans during the period	$16	$15	$13
Interest income recognized on a cash basis during the period	$16	$14	$13

	2010	2009	2008
Allowance for credit losses:
Balance at the beginning of the period	$—	$—	$—
Additions charged to surplus	94	333	—
Direct write-downs charges against the allowance	(85)	(64)	—
Recoveries of amounts previously added to surplus	(7)	(269)	—
Balance at the end of the period	$2	$—	$—

Mortgage Loan Diversification: The following tables set forth the commercial mortgage loan portfolio by property type and geographic distribution ($ in millions):

	Commercial Mortgage Loans by Property Type
	December 31, 2010		December 31, 2009
	Carrying Value	% of Total	Carrying Value	% of Total
Shopping centers	$4,579	33.5%	$6,396	35.3%
Office buildings	4,370	32.0	6,050	33.3
Industrial buildings	2,403	17.6	2,791	15.4
Apartments	1,304	9.5	1,378	7.6
Hotel	313	2.3	505	2.8
Mixed use	272	2.0	363	2.0
Land	265	1.9	385	2.1
Other	160	1.2	267	1.5
Total	$13,666	100.0%	$18,135	100.0%

	Commercial Mortgage Loans by Geographic Distribution
	December 31, 2010		December 31, 2009
	Carrying Value	% of Total	Carrying Value	% of Total
Pacific	$3,791	27.7%	$4,908	27.1%
South Atlantic	3,338	24.4	4,447	24.5
South Central	1,849	13.5	2,070	11.4
Middle Atlantic	1,826	13.4	2,576	14.2
North Central	1,420	10.4	2,168	12.0
Mountain	515	3.8	687	3.8
New England	399	2.9	742	4.0
Other	528	3.9	537	3.0
Total	$13,666	100.0%	$18,135	100.0%

Regional classification is based on American Council of Life Insurers regional chart. See below for details of regions.

Pacific states are AK, CA, HI, OR and WA

South Atlantic states are DE, DC, FL, GA, MD, NC, SC, VA and WV

Middle-Atlantic states are PA, NJ and NY

South Central states are AL, AR, KY, LA, MS, OK, TN and TX

North Central states are IA, IL, IN, KS, MI, MN, MO, NE, ND, OH, SD and WI

New England states are CT, MA, ME, NH, RI and VT

Mountain states are AZ, CO, ID, MT, NV, NM, UT and WY

Other comprises investments primarily in Canada.

At December 31, 2010 and 2009, approximately 20.7% and 21.3% of the mortgage loan portfolio, respectively, was invested in California and is included in the Pacific region shown above.

At December 31, 2010 and 2009, approximately 12.3% and 10.5% of the mortgage loan portfolio, respectively, were invested in Texas and is included in the South Central region shown above.

Scheduled Mortgage Loan Maturities: At December 31, 2010 and 2009, contractual maturities for mortgage loans were as follows ($ in millions):

	December 31, 2010		December 31, 2009
	Carrying Value	% of Total	Carrying Value	% of Total
Due in one year or less	$1,335	9.8%	$1,800	9.9%
Due after one year through five years	7,207	52.7	7,462	41.2
Due after five years through ten years	4,408	32.3	8,111	44.7
Due after ten years	716	5.2	762	4.2
Total	$13,666	100.0%	$18,135	100.0%

Actual maturities may differ from contractual maturities because borrowers may have the right to prepay mortgages, although prepayment premiums may be applicable.

There were no mortgage troubled debt restructurings during the periods ended December 31, 2010 or 2009. When restructuring mortgage loans, TIAA generally requires participation features, yield maintenance stipulations, and/or the establishment of property-specific escrow accounts funded by the borrowers. With respect to impaired loans, the Company accrues interest income to the extent it is deemed collectible. Cash received on impaired mortgage loans that are performing according to their contractual terms is applied in accordance with those terms. For mortgage loans in the process of foreclosure, cash received is initially held in suspense and applied as a return of principal at the time that the foreclosure process is completed, or the mortgage is otherwise disposed. There were no mortgage loans with interest more than 180 days past due at December 31, 2010 or 2009.

During 2010 and 2009, the Company did not reduce the interest rate of any outstanding loans.

The Company did not have any taxes, assessments or amounts advanced that were not included in the mortgage loan totals for the years ended December 31, 2010 and 2009.

The Company has no reverse mortgages as of December 31, 2010 or 2009.

TIAA-CREF Separate Account VA-1 ■ Statement of Additional Information	B-41

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

Mortgage loans of $13 million and $14 million at December 31, 2010 and 2009, respectively, represent the carrying value of amounts due from related parties that are collateralized by real estate owned by TIAA investment subsidiaries and affiliates.

For the years ended December 31, 2010 and 2009, the carrying values of mortgage loans denominated in foreign currency were $445 million and $453 million, respectively.

The Company does not underwrite nor does it hold sub-prime mortgages in the commercial mortgage portfolio and does not have any material indirect exposure from sub-prime lenders who are tenants in buildings that are secured by commercial mortgages.

Note 5—real estate

At December 31, 2010 and 2009, TIAA’s directly owned real estate investments of $1,341 million and $1,586 million, respectively, were carried net of third party mortgage encumbrances, which totaled approximately $112 million and $128 million, respectively.

At December 31, the carrying values of the directly owned real estate portfolio were diversified by property type and geographic region as follows ($ in millions):

	Directly Owned Real Estate by Property Type
	December 31, 2010		December 31, 2009
	Carrying Value	% of Total	Carrying Value	% of Total
Office buildings	$801	59.7%	$957	60.4%
Industrial buildings	307	22.9	289	18.2
Apartments	103	7.7	105	6.6
Mixed-use projects	101	7.5	177	11.2
Land under development	27	2.0	43	2.7
Retail	0	0.0	13	0.8
Land	2	0.2	2	0.1
Total	$1,341	100.0%	$1,586	100.0%

	Directly Owned Real Estate by Geographic Region
	December 31, 2010		December 31, 2009
	Carrying Value	% of Total	Carrying Value	% of Total
South Atlantic	$512	38.2%	$608	38.3%
North Central	283	21.1	284	17.9
Middle Atlantic	183	13.7	193	12.2
Pacific	175	13.0	177	11.2
South Central	158	11.8	154	9.7
Mountain	—	0.0	35	2.2
Other	30	2.2	135	8.5
Total	$1,341	100.0%	$1,586	100.0%

At December 31, 2010 and 2009, approximately 16.4% and 18.7% of the real estate portfolio, respectively, was invested in Florida and is included in the South Atlantic region shown above.

The Company monitors the effects of current and expected market conditions and other factors on its real estate investments to identify and quantify any impairment in value. The Company assesses assets to determine if events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. The Company evaluates the recoverability of income producing investments based on undiscounted cash flows and then reviews the results of an independent third party appraisal to determine the fair value and if an adjustment is required. Third party appraisals are also utilized to determine write downs on land investments held for development.

OTTI for directly owned real estate investments for the years ended December 31, 2010, 2009 and 2008 were $35 million, $52 million and $23 million, respectively and these amounts are included in the impairment table in Note 9. The other-than-temporarily impaired real estate is directly owned industrial, office building and retail property at various locations throughout the country. The impairments are included in net realized capital losses in the statutory-basis statements of operations.

As of December 31, 2010 and 2009, the Company had no real estate investments classified as held for sale. For the year ended December 31, 2010 and 2009, the Company recognized a net realized gain on real estate sold of $31 million and $9 million, respectively. The gains are included in net realized capital losses in the statutory-basis statements of operations.

Depreciation expense on directly owned real estate investments for the years ended December 31, 2010, 2009 and 2008, was $56 million, $61 million and $60 million, respectively. The amount of accumulated depreciation at December 31, 2010, 2009 and 2008 was $431 million, $422 million and $374 million, respectively.

There were no real estate properties acquired via the assumption of debt or in satisfaction of debt during 2010 or 2009.

The Company’s real estate portfolio does not have any material exposure from sub-prime lenders who are tenants in the buildings that are directly owned.

The Company does not engage in retail land sales operations.

Note 6—subsidiaries and affiliates

TIAA holds interests in certain subsidiaries and affiliates that are primarily involved in the ownership and management of investments for the Company. The carrying value, OTTI, net investment income, and amounts due from (to) these investment subsidiaries and affiliates are shown below (in millions):

	2010	2009	2008
Net carrying value of investment subsidiaries and affiliates	$2,073	$1,860	$1,851
Reported as common stock
Reported as other long-term investments	4,544	3,505	2,605
Total net carrying value	$6,617	$5,365	$4,456

OTTI	$7	$138	$5
Net investment income (distributed from investment subsidiaries and affiliates)	$145	$36	$82
Amounts due from (to) subsidiaries and affiliates	$5	$1	$(31)

The larger investment subsidiaries and affiliates, included in the above table, are ND Properties, Inc., TIAA Global Public Investments, LLC, Ceres Agricultural Properties, LLC, 485 Properties, LLC, TIAA Realty, Inc., Mansilla Participacoes LTDA, TIAA CPPIB Commercial Mortgage Company REIT, LLC and WRC Properties, Inc.

B-42	Statement of Additional Information ■ TIAA-CREF Separate Account VA-1

continued

The carrying value, OTTI, net investment income, and amounts due (to) from TIAA’s operating subsidiaries and affiliates are shown below (in millions):

	2010	2009	2008
Net carrying value of operating subsidiaries and affiliates
Reported as common stock	$456	$373	$311
Reported as other long-term investments	471	499	439
Total net carrying value	$927	$872	$750

OTTI	$32	$27	$141
Amounts due (to) from subsidiaries and affiliates	$(7)	$45	$37

TIAA’s operating subsidiaries and affiliates primarily consist of TIAA-CREF Life Insurance Company (“TIAA-CREF Life”), Oleum Holding Company, LLC, TIAA-CREF Asset Management Commingled Funds Trust I (“TCAM”), TIAA-CREF Individual & Institutional Services LLC (“Services”), TIAA Global Markets, Inc. (“TGM”), and Active Extension Funds I, II, III and V.

The 2010 OTTI relate to a decline in the fair value of subsidiaries and affiliates for which the carrying value is not expected to recover. Fair value of subsidiaries and affiliates is generally determined using the net asset value of the underlying financial statements at the measurement date.

TIAA held bonds of affiliates at December 31, 2010 and 2009 for $1,378 million and $1,427 million, respectively. The majority of these affiliated bonds were issued by ND Properties, Inc.

As of December 31, 2010, 2009 and 2008 no investment in a subsidiary or affiliate exceeded 10% of the Company’s admitted assets and the Company does not have any investment in foreign insurance subsidiaries. For the year ended December 31, 2010 the Company did not have any related party transactions which exceeded  1/2 of 1% of TIAA’s admitted assets.

TIAA discloses contingencies and guarantees related to subsidiaries and affiliates in Note 21.

The Company holds investments in non-insurance holding companies, or subsidiaries which are valued by the Company utilizing a look-through approach. The following table summarizes the Company’s carrying value in each subsidiary as of December 31 (in millions):

Subsidiary	Carrying Value 2010	Carrying Value 2009
Mansilla Participacoes LTDA	$433.1	$382.6
T-C 685 Third Avenue Member, LLC	192.0	—
TIAA Private Equity Alpha, LLC	—	112.6
TIAA European Funding Trust	40.6	42.1
Occator Agricultural Properties, LLC	37.5	35.3
TIAA-CREF Enterprises, Inc.	37.4	20.1
TIAA Union Place Phase I, LLC	19.9	—
T-C SMA II, LLC	17.9	7.7
Teachers Mayflower, LLC	—	6.2
TIAA The Reserve II Member, LLC	4.0	4.6
730 Texas Forest Holdings, Inc.	0.9	0.9
Demeter Agricultural Properties, LLC	0.4	0.4
T-C SMA I, LLC	0.3	0.1
Total	$784.0	$612.6

The financial statements for the above non-insurance holding companies are not audited and TIAA has limited the value of these non-insurance holding companies to the value contained in the financial statements of the underlying investments. All liabilities, commitments, contingencies, guarantees or obligations of these subsidiaries, which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in TIAA’s determination of the carrying value of the investment in these subsidiaries, if not already recorded in the subsidiaries’ financial statements.

Note 7—other long-term investments

The components of TIAA’s carrying value in other long-term investments at December 31 were (in millions):

	2010	2009
Unaffiliated other invested assets	$7,852	$6,850
Affiliated other invested assets	5,015	4,004
Other long-term assets	53	104
Total other long-term investments	$12,920	$10,958

As of December 31, 2010, unaffiliated other invested assets of $7,852 million includes $6,799 million of investments in joint ventures, partnerships and LLCs with interests in venture capital, leveraged buy-out funds and other equity investments. The remaining $1,053 million represents real estate related joint ventures, partnerships and LLCs. As of December 31, 2010, affiliated other invested assets totaling $5,015 million includes investment subsidiaries totaling $4,544 million of which $1,836 million represents investments in agriculture and timber related holdings, $1,024 million represents investments in real estate related holdings and $1,684 million represents investments in securities related holdings. The remaining $471 million of affiliated other invested assets represents operating subsidiaries and affiliates.

As of December 31, 2009, unaffiliated other invested assets of $6,850 million includes $5,604 million of investments in joint ventures, partnerships and LLCs with interests in venture capital, leveraged buy-out funds and other equity investments and $1,035 million of investments in real estate related joint ventures, partnerships and LLCs. The remaining $211 million of unaffiliated other invested assets consists of defeased loans. As of December 31, 2009, affiliated other invested assets totaling $4,004 million includes investment subsidiaries totaling $3,505 million of which $1,515 million represents investments in agriculture and timber related holdings, $1,049 million represents investments in real estate related holdings and $941 million represents investments in securities related holdings. The remaining $499 million of affiliated other invested assets represents operating subsidiaries and affiliates.

For the years ended December 31, 2010, 2009 and 2008, OTTI in other long-term investments for which the carrying value is not expected to be recovered were $252 million, $1,005 million and $552 million, respectively.

For the years ended December 31, 2010 and 2009, other long-term investments denominated in foreign currency were $1,505 million and $1,223 million, respectively.

TIAA-CREF Separate Account VA-1 ■ Statement of Additional Information	B-43

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

Note 8—commitments

The outstanding obligation for future investments at December 31, 2010, is shown below by asset category (in millions):

	2011	2012	In later years	Total Commitments
Bonds	$743	$215	$—	$958
Stocks	127	53	51	231
Mortgage loans	152	43	—	195
Real estate	223	—	—	223
Other long-term investments	1,398	936	1,575	3,909
Total	$2,643	$1,247	$1,626	$5,516

The funding of bond commitments is contingent upon the continued favorable financial performance of the potential borrowers, funding of stock commitments is contingent upon their continued favorable financial performance and the funding of mortgage and real estate commitments are generally contingent upon the underlying properties meeting specified requirements, including construction, leasing and occupancy. Due to TIAA’s due diligence in closing mortgage commitments, there is a lag between commitment and closing. For other long–term investments, primarily fund investments, there are scheduled capital calls that extend into future years.

Note 9—investment income and capital gains and losses

Net Investment Income: The components of net investment income for the years ended December 31 were as follows (in millions):

	2010	2009	2008
Bonds	$9,343	$8,956	$8,232
Stocks	96	55	347
Mortgage loans	1,011	1,204	1,290
Real estate	244	272	285
Other long-term investments	322	177	692
Cash, cash equivalents and short-term investments	8	28	95
Other	—	—	9
Total gross investment income	11,024	10,692	10,950
Less investment expenses	(566)	(420)	(451)
Net investment income before amortization of IMR	10,458	10,272	10,499
Plus amortization of IMR	76	68	60
Net investment income	$10,534	$10,340	$10,559

The Company accrues interest income on impaired loans to the extent it is deemed collectible.

Due and accrued income is excluded from net investment income as follows: Bonds and preferred stocks in default; common stock affiliated related to real estate with rents over 90 days past due; mortgage loans in default with interest 180 days past due which has been assessed as collectible; and real estate relating to rent in arrears for more than 90 days. The total due and accrued income excluded from net income was $1 million each for the years ended December 31, 2010, 2009 and 2008.

Future rental income expected to be received under existing real estate leases in effect as of December 31, 2010 (in millions):

	2011	2012	2013	2014	2015	Thereafter	Total
Future rental income	$127	$113	$97	$79	$65	$164	$645

Realized Capital Gains and Losses: The net realized capital gains (losses) on sales, redemptions and write-downs due to OTTI for the years ended December 31 were as follows (in millions):

	2010	2009	2008
Bonds	$(418)	$(1,913)	$(2,822)
Stocks	57	(90)	(929)
Mortgage loans	(240)	(318)	(181)
Real estate	(4)	(43)	20
Other long-term investments	(198)	(1,086)	(546)
Cash, cash equivalents and short-term investments	(3)	15	(33)
Total before capital gains taxes and transfers to IMR	(806)	(3,435)	(4,491)
Transfers to IMR	(624)	109	40
Capital gains taxes	—	—	—
Net realized capital losses less capital gains taxes, after transfers to IMR	$(1,430)	$(3,326)	$(4,451)

Write-downs of investments resulting from OTTI, included in the preceding table, were as follows for the years ended December 31 (in millions):

	2010	2009	2008
Other-than-temporary impairments:
Bonds	$1,764	$2,249	$2,467
Stocks	5	146	890
Mortgage loans	326	336	211
Real estate	35	52	23
Other long-term investments	252	1,005	552
Total	$2,382	$3,788	$4,143

The Company generally holds its investments until maturity. The Company performs periodic reviews of its portfolio to identify investments which may have deteriorated in credit quality to determine if any are candidates for sale in order to maintain a quality portfolio of investments. Investments which are deemed candidates for sale are continually monitored until sold and carried at the lower of amortized cost or fair value. In accordance with the Company’s valuation and impairment process, the investment will be monitored quarterly for further declines in fair value at which point an OTTI will be recorded until actual disposal of the investment.

Proceeds from sales of long-term bond investments during 2010, 2009 and 2008 were $19,587 million, $5,639 million and $5,099 million, respectively. Gross gains of $1,416 million, $658 million and $216 million and gross losses, excluding impairments considered to be other-than-temporary, of $71 million, $322 million and $571 million were realized during 2010, 2009 and 2008, respectively.

The Company has no contractual commitments to extend credit to debtors owning receivables whose terms have been modified in troubled debt restructurings.

Wash Sales: The Company does not engage in the practice of wash sales. There were no NAIC 3-6 securities sold and reacquired within 30 days of the sale date during the years ended December 31, 2010 and 2009.

B-44	Statement of Additional Information ■ TIAA-CREF Separate Account VA-1

continued

Unrealized Capital Gains and Losses: The net changes in unrealized capital gains (losses) on investments, resulting in a net increase (decrease) in the carrying value of investments for the years ended December 31 were as follows (in millions):

	2010	2009	2008
Bonds	$(428)	$86	$(483)
Stocks	344	(16)	(633)
Mortgage loans	11	66	(172)
Derivatives	134	(463)	766
Other long-term investments	1,300	1,241	(2,240)
Cash, cash equivalents and short-term investments	—	(4)	5
Total	$1,361	$910	$(2,757)

Note 10—securitizations

When TIAA sells bonds and mortgages in a securitization transaction, it may retain interest-only strips, one or more subordinated tranches, residual interest, or servicing rights, all of which are retained interests in the securitized receivables. The Company’s ownership of the related retained interests may be held directly by the Company or indirectly through an investment subsidiary. The retained interests are associated with Special Purpose Entities (“SPEs”) that issue equity and debt which is non-recourse to the Company. Fair value used to determine gain or loss on a securitization transaction is based on quoted market prices, if available; however, quotes are generally not available for retained interests, so the Company either obtains an estimated fair value from an independent pricing service or estimates fair value internally based on the present value of future expected cash flows using management’s best estimates of future credit losses, forward yield curves, and discount rates that are commensurate with the risks involved.

The Company has not initiated any securitization transactions in which it sold assets held on its balance sheet into SPEs during 2010 or 2009. Teachers Advisors, Inc. (“Advisors”), an indirect subsidiary of TIAA, provides investment advisory services for most assets securitized by the Company.

The following sensitivity analysis represents changes in the fair value of the securitized assets. The following table as of December 31, 2010 summarizes the Company’s retained interests in securitized financial assets from transactions originated since 2000 (in millions):

					Sensitivity Analysis of Adverse Changes in Key Assumptions
Issue Year	Type of Collateral	Carrying Value	Estimated Fair Value		10% Adverse	20% Adverse
2000	Bonds	$73	$75	(a)	$(1)	$(1)
2001	Bonds	107	120	(b)	(2)	(4)
2002	Bonds	2	2	(c)	—	—
2007	Mortgages	14	11	(d)	(1)	(2)
	Total	$196	$208		$(4)	$(7)

The key assumptions applied to both the fair values and sensitivity analysis of the retained interests on December 31, 2010 was as follows:

a)	The retained interests securitized in 2000 are valued utilizing a discounted cash flow methodology. Discount rates utilized in the valuations ranged from 5.70% to 10.00%. To test valuation sensitivity, the fair values of the retained interests were recalculated using 10% and 20% adverse changes in the implied overall discount rate.

b)	The retained interests securitized in 2001 were valued using an independent third-party pricing service. The third-party pricing levels imply yield rates ranging from 2.29% to 27.88%. To test valuation sensitivity, the fair values of the retained interests were recalculated using 10% and 20% adverse changes in the implied overall discount rate.

c)	The retained interests securitized in 2002 were valued based upon a broker valuation mark. The valuation level implied a yield rates ranging from 44.69% to 112.98% based upon an internal cash flow projection. To test valuation sensitivity, the fair values of the retained interests were recalculated using 10% and 20% adverse changes in the implied overall discount rate.

d)	The retained interests securitized in 2007 were valued using an independent third-party pricing service. The third-party pricing levels implied yields for the securities ranged from 20.68% to 32.57%. To test valuation sensitivity, the fair values of the retained interests were recalculated using 10% and 20% adverse changes in the implied overall discount rates.

Note that the sensitivity analysis above does not give effect to any offsetting benefits of financial instruments which may hedge the risks inherent to these financial interests. Additionally, changes in particular assumptions, such as discount rates, may in practice change other valuation assumptions which may magnify or counteract the effect of these disclosed sensitivities.

Note 11—disclosures about fair value of financial instruments

Fair Value of Financial Instruments

Included in the Company’s financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stock when carried at the lower of cost or fair value.

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Fair values of financial instruments are based on quoted market prices when available. When market prices are not available, fair values are primarily provided by a third party -pricing service for identical or comparable assets, or through the use of valuation methodologies using observable market inputs. These fair values are generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality. In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price. These valuation techniques involve management estimation and judgment for many factors including market bid/ask spreads, and such estimations may become significant

TIAA-CREF Separate Account VA-1 ■ Statement of Additional Information	B-45

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

with increasingly complex instruments or pricing models. Where appropriate, adjustments are included to reflect the risk inherent in a particular methodology, model or input used.

The following table represents the carrying value and estimated fair value of the Company’s financial instruments (in millions).

	December 31, 2010		December 31, 2009
	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
Assets:
Bonds	$161,873	$168,431	$152,406	$149,120
Mortgage loans	13,666	14,456	18,135	17,469
Preferred stocks	78	84	133	126
Common stocks	3,610	4,045	3,137	3,173
Cash, cash equivalents and short-term investments	1,365	1,365	528	528
Contract loans	1,247	1,247	930	930
Separate accounts assets	12,909	12,909	9,338	9,338
Derivative financial instruments	126	199	97	196
Liabilities:
Liability for deposit-type contracts	646	646	574	574
Derivative financial instruments	494	506	616	613
Separate accounts liabilities	11,850	11,850	8,426	8,426
Borrowed money	960	958	939	937

The estimated fair values of the financial instruments presented above were determined by the Company using market information available as of December 31, 2010 and 2009. Considerable judgment is required to interpret market data in developing the estimates of fair value for financial instruments for which there are no available market value quotations. The estimates presented are not necessarily indicative of the amounts the Company could have realized in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

Assets and Liabilities Measured and Reported at Fair Value

The Company’s financial assets and liabilities measured and reported at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100, Fair Value Measurements. The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

•	Level 1—Inputs are unadjusted quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date.
•	Level 2—Other than quoted prices within Level 1 inputs are observable for the asset or liability, either directly or indirectly. Level 2 inputs include:

•	Quoted prices for similar assets or liabilities in active markets,

•	Quoted prices for identical or similar assets or liabilities in markets that are not active,

•	Inputs other than quoted prices that are observable for the asset or liability,

•	Inputs that are derived principally from or corroborated by observable market data using correlation or other means.

•

Level 3—Inputs are unobservable inputs for the asset or liability supported by little or no market activity. Unobservable inputs reflect the Company’s own assumptions about the assumptions that market participants would use in pricing the asset or liability. The Company’s data used to develop unobservable inputs is adjusted if information is reasonably available without undue cost and effort that indicates that market participants would use different assumptions.

The following table provides information about the Company’s financial assets and liabilities measured and reported at fair value as of December 31, 2010 (in millions):

	December 31, 2010
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Bonds
Industrial and Miscellaneous	$—	$—	$514	$514
Total Bonds	$—	$—	$514	$514
Common Stock
Industrial and Miscellaneous	$818	$8	$256	$1,082
Total Common Stocks	$818	$8	$256	$1,082
Total Preferred Stocks	$—	$3	$9	$12
Derivatives:
Foreign Exchange Contracts	$—	$87	$—	$87
Interest Rate Contracts	—	19	—	19
Credit Default Swaps	—	7	—	7
Total Derivatives	$—	$113	$—	$113
Separate Accounts assets, net	$2,431	$2,447	$8,031	$12,909
Total assets at fair value	$3,249	$2,571	$8,810	$14,630

Liabilities at fair value:
Derivatives
Foreign Exchange Contracts	$—	$(227)	$—	$(227)
Credit Default Swaps	—	(58)	—	(58)
Total liabilities at fair value	$—	$(285)	$—	$(285)

Level 1 financial instruments

Unadjusted quoted prices for these securities are provided to the Company by independent pricing services. Common stock and separate account assets in Level 1 primarily include mutual fund investments valued by the respective mutual fund companies and exchange listed equities.

B-46	Statement of Additional Information ■ TIAA-CREF Separate Account VA-1

continued

Level 2 financial instruments

Common stocks and preferred stocks included in Level 2 include those which are traded in an inactive market or for which prices for identical securities are not available.

Derivative assets and liabilities classified in Level 2 represent over-the-counter instruments that include, but are not limited to, fair value hedges using foreign currency swaps, foreign currency forwards, interest rate swaps and credit default swaps. Fair values for these instruments are determined internally using market observable inputs that include, but are not limited to, forward currency rates, interest rates, credit default rates and published observable market indices.

Separate account assets in Level 2 consist principally of short term government agency notes and commercial paper. Preferred stocks in Level 2 are those carried on a lower of cost or market basis using daily trade prices based on prices for similar securities observable in the market. Bonds carried in Level 2 are composed of corporate bonds and asset-backed securities.

Fair values and changes in the fair value of separate account assets generally accrue directly to the policyholders, except for the accumulation units purchased by TIAA and further described in Note 21 and thus there is no net impact to the Company’s revenues and expenses or surplus.

Level 3 financial instruments

Bonds classified as Level 3 include asset-backed securities that were manually priced.

Typical inputs to models used by independent pricing services include but are not limited to benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, reference data, and industry and economic events. Because most bonds and preferred stocks do not trade daily, independent pricing services regularly derive fair values using recent trades of securities with similar features. When recent trades are not available, pricing models are used to estimate the fair values of securities by discounting future cash flows at estimated market interest rates.

If an independent pricing service is unable to provide the fair value for a security due to insufficient market information, such as for a private placement transaction, the Company will determine the fair value internally using a matrix pricing model. This model estimates fair value using discounted cash flows at a market yield considering the appropriate treasury rate plus a spread. The spread is derived by reference to similar securities, and may be adjusted based on specific characteristics of the security, including inputs that are not readily observable in the market. The Company assesses the significance of unobservable inputs for each security priced internally and classifies that security in Level 3 as a result of the significance of unobservable inputs.

Separate account assets classified as Level 3 primarily include directly owned real estate properties, real estate joint ventures and real estate limited partnerships. Directly owned real estate properties are valued on a quarterly basis based on independent third party appraisals. Real estate joint venture interests are valued based on the fair value of the underlying real estate, any related mortgage loans payable and other factors such as ownership percentage, ownership rights, buy/sell agreements, distribution provisions and capital call obligations. Real estate limited partnership interests are valued based on the most recent net asset value of the partnership.

The following table shows transfers between Levels 1 and 2 assets measured and reported at fair value at December 31, 2010 (in millions):

Description	Transfers in		Transfers out
Level 1
Common Stock	$51	(a)
Level 2
Common Stock			$(51	)(a)

(a)	The Company’s policy is to recognize transfers between levels at the end of the reporting period. The Company transferred these holdings from Level 2 to Level 1 due to the availability of quoted prices for identical assets in active markets as of December 31, 2010.

The following is a reconciliation of the beginning and ending balances for assets and liabilities measured at fair value using Level 3 inputs at December 31, 2010 (in millions):

Description	Balance at 01/01/10	Transfers in of Level 3		Transfers out of Level 3	Total gains (losses) included in Net Income	Total gains (losses) included in Surplus	Purchases, Issuances sales and Settlements	12/31/10 Total
Bonds	$49	$489	[d]	$—	$9	$3	$(36)	$514
Common Stocks	25	220	[c]	(14)[b]	6	9	10	256
Preferred Stocks	1	5	[e]	(1)[a]	—	—	4	9
Separate Accounts	7,166	—		—	741	—	124	8,031
Total	$7,241	$714		$(15)	$756	$12	$102	$8,810

a	The Company transferred preferred stocks out of Level 3 to Level 2 due to the availability of market-corroborated inputs and insignificance of unobservable inputs for these securities.
b	The Company transferred common stocks out of Level 3 to Level 1 due to the availability of quoted prices for identical assets in active markets for these securities.
c	The Company transferred $173 million in common stocks from Level 2 into Level 3 because a lack of observable market data is used in the valuation of these securities. The remaining were not previously measured and reported at fair value primarily due to the SVO valuation process.
d	The Company transferred bonds, which were not previously measured and reported at fair value into Level 3 primarily due to the SVO valuation process related to Loan Backed and Structured Securities. A lack of observable market information was used in the valuation of these securities.
e	The Company transferred $2.8 million in preferred stocks from Level 2 into Level 3 because a lack of observable market data is used in the valuation of these securities. The remaining were not previously measured and reported at fair value primarily due to the SVO valuation process.

TIAA-CREF Separate Account VA-1 ■ Statement of Additional Information	B-47

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

The Company’s policy is to recognize transfers into and out of Level 3 at the end of the reporting period.

Characteristics of items being measured for Level 2 and 3 are listed below.

Bonds Level 3:

As of December 31, 2010 the measured and reported fair value of bonds in Level 3 was $514 million representing 146 individual bonds. The bonds are carried at fair value due to being rated NAIC 6 or qualifying to be reported at fair value as a result of the SVO valuation process related to loan-backed and structured securities.

Of the 146 bonds, 142 are loan-backed and structured securities reported at fair value. 92 bonds with a fair value of $445 million are collateralized by commercial mortgage loans, 5 bonds with a fair value of $6 million are collateralized by residential mortgage loans, and 45 bonds with a fair value of $63 million are collateralized by various other collateral. The loan-backed and structured securities reported at fair value have a weighted average coupon of 5.32%.

Common Stocks Levels 2 and 3:

As of December 31, 2010 the reported fair value of common stocks in Level 2 and 3 was $264 million representing 16 individual common stocks. Common stocks are carried at fair value in accordance with SSAP 30.

Of the 16 common stocks, 5 common stocks with a fair value of $8 million were in Level 2 and 11 common stocks with a fair value of $256 million were reported in Level 3. 8 common stocks with a fair value of $73 million have a pricing method where the price per share is determined by the Company and 7 common stocks with a fair value of $191 million have a pricing method where the unit price has been published by the NAIC Valuation of Securities Office.

Preferred Stocks Levels 2 and 3:

As of December 31, 2010 the reported fair value of preferred stocks in Level 2 and 3 was $12 million representing 13 individual preferred stocks. In accordance with SSAP No. 32, redeemable preferred stocks and perpetual preferred stocks that are NAIC designated RP4-RP6 and P4 to P6 are reported at the lower of book value or fair value.

Of the 13 preferred stocks, 3 preferred stocks with a fair value of $3 million were in Level 2 and 10 preferred stocks with a fair value of $9 million were reported in Level 3. Preferred stocks in Level 2 and 3 are comprised of 5 redeemable preferred stocks with a fair value of $2 million and 8 perpetual preferred stocks with a fair value of $10 million.

Note 12—derivative financial instruments

The Company uses derivative instruments for economic hedging, income generation, and asset replication purposes. TIAA does not engage in derivative financial instrument transactions for speculative purposes. The Company enters into derivatives directly with counterparties of high credit quality (i.e., rated A-/A3 or better at the date of a transaction) and monitors counterparty credit quality on an ongoing basis. TIAA’s counterparty credit risk is limited to the net positive fair value of its derivative positions for each individual counterparty, unless otherwise described below. Effective January 1, 2003 TIAA adopted SSAP 86, “Accounting for Derivative Instruments and Hedging Activities,” and has applied this statement to all derivative transactions entered into or modified on or after that date. The NAIC has also adopted disclosure requirements included within Accounting Standards Codification 815, “Derivatives and Hedging” (“ASC 815”) and Accounting Standards Codification 460, “Guarantees” (“ASC 460”), for annual audited statements in accordance with guidelines provided by the Statutory Accounting Principles Working Group.

Collateral: The Company currently has International Swaps and Derivatives Association (“ISDA”) master swap agreements in place with each counterpart to a derivative transaction. In addition to the ISDA agreement, Credit Support Annexes (“CSA’s”), which are bilateral collateral agreements, have been put in place with eleven derivative counterparties. The CSA’s allow TIAA’s exposure to a counterparty to be collateralized by the posting of cash or highly liquid U.S. government securities. As of December 31, 2010, TIAA held cash collateral of $86.1 million from its counterparties. TIAA must also post collateral to the extent its net position with a given counterparty is at a loss relative to the counterparty. As of December 31, 2010, the Company pledged cash collateral of $53.7 million and securities collateral of $34.9 million to its counterparties.

Contingent Features: Certain of the Company’s master swap agreements governing its derivative instruments contain provisions that require the Company to maintain a minimum credit rating from two of the major credit rating agencies. If the Company’s credit rating were to fall below the specified minimum, each of the counterparties to agreements with such requirements could terminate all outstanding derivative transactions between such counterparty and the Company. The termination would require immediate payment of amounts expected to approximate the net liability positions of such transactions with such counterparty. The aggregate fair value of all derivative instruments with credit-risk-related contingent features that are in a liability position on December 31, 2010 is $351.2 million for which the Company has posted collateral of $88.6 million in the normal course of business.

Foreign Currency Swap Contracts: TIAA enters into foreign currency swap contracts to exchange fixed and variable amounts of foreign currency at specified future dates and at specified rates (in U.S. dollars) as a cash flow hedge to manage currency risks on investments denominated in foreign currencies. This type of derivative instrument is traded over-the-counter, and the Company is exposed to both market and counterparty risk. The changes in the carrying value of foreign currency exchange rates are recognized as unrealized gains or losses. Derivative instruments used in hedging transactions that do not qualify for hedge accounting treatment are accounted for at fair value. The net unrealized gain as of December 31, 2010, from foreign currency swap contracts that did not qualify for hedge accounting treatment was $123.4 million. The net realized loss for the year ended December 31, 2010, from all foreign currency swap contracts was $3.9 million.

B-48	Statement of Additional Information ■ TIAA-CREF Separate Account VA-1

continued

Foreign Currency Forward Contracts: TIAA enters into foreign currency forward contracts to exchange foreign currency at specified future dates and at specified rates (in U.S. dollars) to manage currency risks on investments denominated in foreign currencies. This type of derivative instrument is traded over-the-counter, and the Company is exposed to both market and counterparty risk. The changes in the value of the contracts related to foreign currency exchange rates are recognized as unrealized gains or losses. A foreign exchange premium or (discount) is recorded at the time a contract is opened, based on the difference between the forward exchange rate and the spot rate. The Company amortizes the foreign exchange premium/(discount) into investment income over the life of the forward contract or at the settlement date, if the forward contract is less than a year. The net unrealized gain for the year ended December 31, 2010, from foreign currency forward contracts that do not qualify for hedge accounting treatment was $4.2 million. The net realized loss for the year ended December 31, 2010 from foreign currency forward contracts was $1.1 million.

Interest Rate Swap Contracts: TIAA enters into interest rate swap contracts as a cash flow hedge against the effect of interest rate fluctuations on certain variable interest rate bonds. These contracts are designated as cash flow hedges and allow TIAA to lock in a fixed interest rate and to transfer the risk of higher or lower interest rates. This type of derivative instrument is traded over-the-counter, and the Company is exposed to both market and counterparty risk. TIAA also enters into interest rate swap contracts to exchange the cash flows on certain fixed interest rate bonds into variable interest rate cash flows. These contracts are designated as fair value hedges in connection with certain interest sensitive products. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. Net payments received and net payments made or accrued under interest rate swap contracts are included in net investment income. Derivative instruments used in hedging transactions that do not qualify for hedge accounting treatment are accounted for at fair value. The net unrealized gain for the year ended December 31, 2010, from interest rate swap contracts that do not qualify for hedge accounting treatment was $4.4 million. The net realized gain for the year ended December 31, 2010, from all interest rate swap contracts was $3.7 million.

Purchased Credit Default Swap Contracts: The Company purchases credit default swaps (“CDS”) as protection against unexpected adverse credit events on selective investments in the TIAA portfolio. When these swap contracts are designated as hedges, the premium payment to the counterparty is expensed as incurred. Derivative instruments used in hedging transactions that do not qualify for hedge accounting treatment are accounted for at fair value. The net unrealized gain for the year ended December 31, 2010, from purchased credit default swap contracts that do not qualify for hedge accounting treatment was $10.6 million. The net realized gain for the year ended December 31, 2010 from all purchased credit default swap contracts was $2.2 million.

Written Credit Default Swaps used in Replication Transactions: A RSAT is a written credit derivative transaction (the derivative component) entered into concurrently with another fixed income instrument (the cash component) in order to “replicate” the investment characteristics of another instrument (the reference entity).

As part of a strategy to replicate desired credit exposure in conjunction with high-rated host securities, TIAA writes or sells credit default swaps on either single name corporate credits or credit indices and provides credit default protection to the buyer. This type of derivative instrument is traded over-the-counter, and the Company is exposed to market, credit and counterparty risk. The carrying value of credit default swaps represents the unamortized premium received for selling the default protection. This premium is amortized into investment income over the life of the swap. The Company has negligible counterparty credit risk with the buyer. The net unrealized gain/loss for the year ended December 31, 2010, from written credit default swap contracts was $0. The net realized gain for the year ended December 31, 2010 from all written credit default swap contracts was $27.9 million.

Events or circumstances that would require the Company to perform under a written credit derivative position may include, but are not limited to, bankruptcy, failure to pay, debt moratorium, debt repudiation, restructuring of debt and acceleration, or default. The maximum potential amount of future payments (undiscounted) the Company could be required to make under the credit derivative is represented by the Notional amount of the contract. Should a credit event occur, the amounts owed to a counterparty by TIAA may be subject to recovery provisions that include, but are not limited to:

1.	Notional amount payment by TIAA to Counterparty and/or delivery of physical security by Counterparty to TIAA.

2.	Notional amount payment by TIAA to Counterparty net of contractual recovery fee.

3.	Notional amount payment by TIAA to Counterparty net of auction determined recovery fee.

The following table contains information related to replication positions where credit default swaps have been sold by the Company on the Dow Jones North American Investment Grade Bond Series of indexes (DJ.NA.IG). Each index is comprised of 125 of the most liquid investment grade credits domiciled in North America and represent a broad exposure to the investment grade corporate market. TIAA has written contracts on the overall index, whereby TIAA is obligated to perform should a credit event occur with any reference entity that comprises the index. TIAA has also written contracts on the “Super Senior” (30% to 100%) Tranche of the Dow Jones North American Investment Grade Bond Series # 9 Index (DJ.NA.IG.9), whereby TIAA is obligated to perform should the default rate of the entire index exceed 30%. The maximum potential amount of future payments (undiscounted) the Company could be required to make under these positions is represented by the notional amount. TIAA will record an impairment (realized loss) on a

TIAA-CREF Separate Account VA-1 ■ Statement of Additional Information	B-49

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

derivative position if an existing condition or set of circumstances indicates there is limited ability to recover an unrealized loss (in millions).

Asset Class	Term	Notional	Average Annual Premium Received	Fair Value	2010 Impairment
DJ Investment Grade Index	less than 1 year	$479	0.40%	$—	$—
DJ Investment Grade Index	1-2 years	169	0.35%	(1)	—
Super SeniorTranche
DJ.NA.IG.9	1-2 years	4,919	0.79%	68	—
Totals		$5,567		$67	$—

The following table contains information related to Replication positions where Credit Default Swaps have been sold by the Company on individual debt obligations of corporations and sovereign nations. The maximum potential amount of future payments (undiscounted) the Company could be required to make under these positions is represented by the Notional amount. TIAA will record an impairment (realized loss) on a derivative position if an existing condition or set of circumstances indicates there is limited ability to recover an unrealized loss (in millions).

Asset Class	Term	Notional	Average Annual Premium Received	Fair Value	2010 Impairment
Corporate	2-5 years	$785	0.89%	$12	$—
Sovereign	2–5 years	152	1.48%	1	—
Total		$937		$13	$—

Information related to the credit quality of replication positions where credit default swaps have been sold by the Company on indexes, individual debt obligations of corporations and sovereign nations appears below. The values are listed in order of their NAIC Credit Designation, with a designation of 1 having the highest credit quality and designations of 4 or below having the lowest credit quality based on the underlying asset referenced by the credit default swap (in millions):

	Reference Entity Asset Class	RSAT Notional Amount	Derivative Component Fair Value	Cash Component Fair Value	RSAT Fair Value
RSAT NAIC Designation
1 Highest Quality	Index	$—	$—	$—	$—
	Tranche	4,919	68	5,585	5,653
	Corporate	685	14	718	732
	Sovereign	60	1	55	56
	Subtotal	5,664	83	6,358	6,441
2 High Quality	Index	648	(1)	645	644
	Tranche	—	—	—	—
	Corporate	90	1	98	99
	Sovereign	37	—	34	34
	Subtotal	775	—	777	777
3 Medium Quality	Index	—	—	—	—
	Tranche	—	—	—	—
	Corporate	—	—	—	—
	Sovereign	55	—	51	51
	Subtotal	55	—	51	51
4 Low Quality	Index	—	—	—	—
	Tranche	—	—	—	—
	Corporate	10	(3)	12	9
	Sovereign	—	—	—	—
	Subtotal	10	(3)	12	9
Total		$6,504	$80	$7,198	$7,278

B-50	Statement of Additional Information ■ TIAA-CREF Separate Account VA-1

continued

A summary of derivative asset and liability positions by carrying value, held by the Company, including notional amounts, carrying values and estimated fair values, appears below (in millions):

		December 31, 2010			December 31, 2009
		Notional	Carrying Value	Estimated FV	Notional	Carrying Value	Estimated FV
Foreign Currency Swap Contracts	Assets	$1,136	$87	$88	$632	$58	$59
	Liabilities	1,578	(406)	(444)	2,247	(492)	(534)
	Subtotal	2,714	(319)	(356)	2,879	(434)	(475)
Foreign Currency Forward Contracts	Assets	96	2	2	38	1	1
	Liabilities	26	—	—	22	(2)	(2)
	Subtotal	122	2	2	60	(1)	(1)
Interest Rate Swap Contracts	Assets	411	19	19	444	17	17
	Liabilities	—	—	—	185	(3)	(3)
	Subtotal	411	19	19	629	14	14
Credit Default Swap Contracts—RSAT	Assets	5,824	12	83	5,829	15	113
	Liabilities	680	(30)	(3)	1,508	(58)	(13)
	Subtotal	6,504	(18)	80	7,337	(43)	100
Credit Default Swap Contracts	Assets	234	7	7	205	6	6
(Purchased Default Protection)	Liabilities	1,712	(58)	(58)	1,565	(61)	(61)
	Subtotal	1,946	(51)	(51)	1,770	(55)	(55)
Total	Assets	7,701	127	199	7,148	97	196
	Liabilities	3,996	(494)	(505)	5,527	(616)	(613)
	Total	$11,697	$(367)	$(306)	$12,675	$(519)	$(417)

For the twelve months ended December 31, 2010, there were no impairments of derivative positions. During 2010, the average fair value of derivatives used for other than hedging purposes, which are the credit default swaps used in RSATs was $82.9 million in assets.

The table below illustrates the Fair Values of Derivative Instruments in the Statements of Operations. Instruments utilizing hedge accounting treatment are shown as Qualifying Hedge Relationships. Hedging instruments that utilize fair value accounting are shown as Non-qualifying Hedge Relationships. Derivatives used in Replication strategies are shown as Derivatives used for other than Hedging Purposes:

	Fair Value of Derivative Instruments
	Asset Derivatives				Liability Derivatives
	December 31, 2010		December 31, 2009		December 31, 2010		December 31, 2009
Qualifying Hedge Relationships	Balance Sheet Location	Estimated FV	Balance Sheet Location	Estimated FV	Balance Sheet Location	Estimated FV	Balance Sheet Location	Estimated FV
Foreign Currency Swaps	Other Long-term Investments	$3	Other Long-term Investments	$1	Other Liabilities	$(218)	Other Liabilities	$(220)
Total Qualifying Hedge Relationships		3		1		(218)		(220)

Non-qualifying Hedge Relationships
Interest Rate Contracts	Other Long-term Investments	19	Other Long-term Investments	17	Other Liabilities	—	Other Liabilities	(3)
Foreign Currency Swaps	Other Long-term Investments	85	Other Long-term Investments	58	Other Liabilities	(226)	Other Liabilities	(314)
Foreign Currency Forwards	Other Long-term Investments	2	Other Long-term Investments	1	Other Liabilities	—	Other Liabilities	(2)
Purchased Credit Default Swaps	Other Long-term Investments	7	Other Long-term Investments	6	Other Liabilities	(58)	Other Liabilities	(61)
Total Non-qualifying Hedge Relationships		113		82		(284)		(380)

Derivatives used for other than Hedging Purposes
Written Credit Default Swaps	Other Long-term Investments	83	Other Long-term Investments	113	Other Liabilities	(3)	Other Liabilities	(13)
Equity Contracts	Other Long-term Investments	—	Other Long-term Investments	—	Other Liabilities	—	Other Liabilities	—
Total Derivatives used for other than Hedging Purposes		83		113		(3)		(13)
Total Derivatives		$199		$196		$(505)		$(613)

TIAA-CREF Separate Account VA-1 ■ Statement of Additional Information	B-51

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

The table below illustrates the Effect of Derivative Instruments in the Statement of Operations. Instruments utilizing hedge accounting treatment are shown as Qualifying Hedge Relationships. Instruments that utilize fair value accounting are shown as Non-qualifying Hedge Relationships. Derivatives used in Replication strategies are shown as Derivatives used for other than Hedging Purposes (in millions).

	Effect of Derivative Instruments
	December 31, 2010		December 31, 2009
Qualifying Hedge Relationships	Income Statement Location	Realized Gain (Loss)	Income Statement Location	Realized Gain (Loss)
Foreign Currency Swaps	Net Realized Capital Gain (Loss)	$(11)	Net Realized Capital Gain (Loss)	$(12)
Amount of Gain or (Loss) Recognized in Income on Derivative (Ineffective Portion and Amount Excluded from Effectiveness Testing)	Net Realized Capital Gain (Loss)	—	Net Realized Capital Gain (Loss)	(1)
Total Qualifying Hedge Relationships		(11)		(13)

Non-qualifying Hedge Relationships
Interest Rate Contracts	Net Realized Capital Gain (Loss)	4	Net Realized Capital Gain (Loss)	13
Foreign Currency Swaps	Net Realized Capital Gain/(Loss)	7	Net Realized Capital Gain (Loss)	(70)
Foreign Currency Forwards	Net Realized Capital Gain (Loss)	(1)	Net Realized Capital Gain (Loss)	(11)
Purchased Credit Default Swaps	Net Realized Capital Gain (Loss)	2	Net Realized Capital Gain (Loss)	3
Total Non-qualifying Hedge Relationships		12		(65)

Derivatives used for other than Hedging Purposes
Written Credit Default Swaps	Net Realized Capital Gain (Loss)	28	Net Realized Capital Gain (Loss)	(26)
Equity Contracts	Net Realized Capital Gain (Loss)	—	Net Realized Capital Gain (Loss)	—
Total Derivatives used for other than Hedging Purposes	Net Realized Capital Gain (Loss)	28	Net Realized Capital Gain (Loss)	(26)
Total Derivatives		$29		$(104)

Note 13—separate accounts

The TIAA Separate Account VA-1 (“VA-1”) is a segregated investment account and was organized on February 16, 1994 under the insurance laws of the State of New York for the purpose of issuing and funding non-pension (after-tax) variable annuity contracts for employees of non-profit institutions organized in the United States, including governmental institutions. VA-1 was registered with the Securities and Exchange Commission, (the “Commission”) effective November 1, 1994 as an open-end, diversified management investment company under the Investment Company Act of 1940. VA-1 consists of a single investment portfolio, the Stock Index Account (“SIA”). The SIA was established on October 3, 1994 and invests in a diversified portfolio of equity securities selected to track the overall market for common stocks publicly traded in the United States.

The TIAA Real Estate Account (“REA”) is a segregated investment account and was organized on February 22, 1995 under the insurance laws of the State of New York for the purpose of providing an investment option to TIAA’s pension customers to direct investments to an investment vehicle that invests primarily in real estate. REA was registered with the Commission under the Securities Act of 1933 effective October 2, 1995. REA's target is to invest between 75% and 85% of its assets directly in real estate or in real estate-related investments, with the remainder of its assets invested in publicly-traded securities and other instruments that are easily converted to cash to maintain adequate liquidity.

The TIAA Separate Account VA-3 (“VA-3”) is a segregated investment account and was organized on May 17, 2006 under the laws of the State of New York for the purposes of funding individual and group variable annuities for retirement plans of employees of colleges, universities, other educational and research organizations, and other governmental and non-profit institutions. VA-3 was registered with the Commission as an investment company under the Investment Company Act of 1940, effective September 29, 2006, and operates as a unit investment trust.

The TIAA Separate Account Stable Value is an insulated, non-unitized separate account qualifying under the laws of the State of New York to support a flexible premium group deferred fixed annuity contract that was offered initially to employer sponsored defined pension plans.

B-52	Statement of Additional Information ■ TIAA-CREF Separate Account VA-1

continued

In accordance with the domiciliary state procedures for approving items within the separate account, the separate account classification of the following items are supported by a specific state statute:

Product Identification	Product Classification	State Statute Reference
TIAA Separate Account VA-1	Variable Annuity	Section 4240 of the New York Insurance Law
TIAA Separate Account VA-3	Variable Annuity	Section 4240 of the New York Insurance Law
TIAA Real Estate Account	Variable Annuity	Section 4240 of the New York Insurance Law
TIAA Stable Value	Group Deferred Fixed Annuity	Section 4240(a)(5)(ii) of the New York Insurance Law

The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.

As of December 31, 2010 and 2009 the Company’s separate account statement included legally insulated assets of $12,909 million and $9,338 million, respectively. The assets that are legally insulated from the general account claims, as of December 31, 2010 are attributed to the following products (in millions):

Product	Legally Insulated Assets	Separate Account Assets (Not Legally Insulated)
TIAA Separate Account VA-1	$746	$—
TIAA Real Estate Account	10,923	—
TIAA Separate Account VA-3	1,190	—
TIAA Stable Value	50	—
Total	$12,909	$—

As of December 31, 2010, the general account of TIAA had a maximum guaranteed minimum death benefit (“GMDB”) for separate account liabilities of $1.4 million. The amount paid for risk charges by the separate account is not explicit, but rather embedded within the mortality and expense charge.

For the year ended December 31, 2010, the general account of TIAA had paid $0.5 million towards separate account guarantees. The total separate account guarantees paid by the general account for the preceding four years ending at December 31, are as follows (in millions):

2009	$2.1
2008	$3.4
2007	$3.0
2006	$5.3

The General Account provides the Real Estate Separate Account with a liquidity guarantee to ensure it has funds available to meet participant transfer or cash withdrawal requests. If the Real Estate Separate Account can not fund participant requests, the General Account will fund them by purchasing accumulation units in the Real Estate Separate Account. Under this agreement, TIAA guarantees that participants will be able to redeem their accumulation units at their accumulation unit value next determined after the transfer or withdrawal request is received in good order. To compensate the general account for the risk taken, the separate account has paid liquidity charges as follows for the past five (5) years (in millions):

2010	$13.1
2009	$12.4
2008	$19.7
2007	$19.4
2006	$3.9

The table below shows amounts that the TIAA general account has paid towards the separate account liquidity guarantees and thus has purchased units in the Real Estate Separate Account for the years ended at December 31 (in millions):

2010	$—
2009	$1,058.7
2008	$155.6
2007	$—
2006	$—

Additional information regarding separate accounts of the Company is as follows (in millions):

	December 31, 2010
	Non-indexed Guarantee less than/equal to 4%	Non-guaranteed Separate Accounts	Total
Premiums and considerations	$25	$2,626	$2,651
Reserves:
For accounts with assets at:
Fair value	$—	$11,704	$11,704
Amortized cost	23	—	23
Total reserves	$23	$11,704	$11,727

By withdrawal characteristics:
At fair value	$—	$11,704	$11,704
Not subject to discretionary withdrawal	23	—	23
Total reserves	$23	$11,704	$11,727

	Non-guaranteed Separate Accounts
	December 31, 2009	December 31, 2008
Premiums and considerations	$1,330	$2,035
Reserves:
For accounts with assets at:
Fair value	$8,287	$12,127
Amortized cost	—	—
Total reserves	$8,287	$12,127

By withdrawal characteristics:
At fair value	$8,287	$12,127
Not subject to discretionary withdrawal	—	—
Total reserves	$8,287	$12,127

TIAA-CREF Separate Account VA-1 ■ Statement of Additional Information	B-53

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

The following is a reconciliation of transfers to (from) the Company to the Separate Accounts (in millions):

	2010	2009	2008
Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to Separate Accounts	$3,209	$1,523	$2,217
Transfers from Separate Accounts	(1,079)	(2,810)	(6,443)
Net transfers (from) or to Separate Accounts	2,130	(1,287)	(4,226)

Reconciling Adjustments:
Fund transfer exchange loss	—	(2)	(3)
Transfers as reported in the Summary of Operations of the Life, Accident & Health Annual Statement	$2,130	$(1,289)	(4,229)

Note 14—management agreements

Under Cash Disbursement and Reimbursement Agreements, TIAA serves as the common pay-agent for its operating and investment subsidiaries. The Company has allocated expenses of $1,076 million and $955 million to its various subsidiaries and affiliates for the years ended December 31, 2010 and 2009, respectively. In addition, under management agreements, TIAA provides investment advisory and administrative services for TIAA-CREF Life and administrative services to the TIAA-CREF Trust Company, FSB, and VA-1.

The expense allocation process determines the portion of the total investment and operating expenses that is attributable to each legal entity and to each line of business within an entity. Every month the Company allocates incurred expenses to each line of business supported by TIAA and its affiliated companies. As part of this allocation process, every department with personnel and every vendor related expense is allocated to lines of business based on defined allocation methodologies. These methodologies represent either shared or direct costs depending on the nature of the service provided. At the completion of the allocation process all expenses are assigned to a line of business and legal entity.

Activities necessary for the operation of the College Retirement Equities Fund (“CREF”), a companion organization, are provided at-cost by two subsidiaries of TIAA. Such services are provided in accordance with an Investment Management Services Agreement, dated as of January 2, 2008, between CREF and TIAA-CREF Investment Management, LLC (“Investment Management”), and in accordance with a Principal Underwriting and Distribution Services Agreement for CREF, dated as of January 1, 2009, between CREF and TIAA-CREF Individual and Institutional Services, LLC (“Services”). TIAA also performs administrative services for CREF, on an at-cost basis. The management fees collected under these agreements and the equivalent allocated expenses, which amounted to approximately $787 million, $710 million and $1,142 million for the years ended December 31, 2010, 2009 and 2008, respectively, are not included in the statements of operations and had no effect on TIAA’s operations.

Advisors provides investment advisory services for VA-1, certain proprietary funds and other separately managed portfolios in accordance with investment management agreements. Teachers Personal Investors Services, Inc. (“TPIS”) and Services distribute variable annuity contracts for VA-1 and VA-3 as well as registered securities for certain proprietary funds and non-proprietary mutual funds.

All services necessary for the operation of REA are provided at-cost by TIAA and Services. TIAA provides investment management and administrative services for REA. Distribution services are provided in accordance with a Distribution Services Agreement between REA and Services. Effective January 1, 2008 the Distribution and Administrative Services Agreement between REA and Services was modified to limit the work performed by Services to distribution activities with TIAA assuming responsibility for all administrative activities. TIAA and Services receive management fee payments from REA on a daily basis according to formulae established each year and adjusted periodically, with the objective of keeping the management fees as close as possible to actual expenses attributable to operating REA. Any differences between actual expenses and daily charges are adjusted quarterly.

The following amounts receivable from or payable to subsidiaries and affiliates are included in the lines Other assets and Other liabilities on the Balance Sheet, as of December 31 (in millions):

	Receivable		Payable
Subsidiary/Affiliate	2010	2009	2010	2009
CREF	$—	$—	$21.8	$40.0
Investment Management	—	1.8	2.5	—
TIAA-CREF Life	15.6	12.4	—	—
Advisors	—	—	4.8	—
Services	—	—	—	0.8
REA	—	2.6	0.7	—
Total	$15.6	$16.8	$29.8	$40.8

Note 15—federal income taxes

By charter, TIAA is a stock life insurance Company that operates on a non-profit basis and through December 31, 1997 was exempt from federal income taxation under the Internal Revenue Code. Any non-pension income, however, was subject to federal income taxation as unrelated business income. Effective January 1, 1998, as a result of federal legislation, TIAA is no longer exempt from federal income taxation and is taxed as a stock life insurance company.

The application of SSAP No. 10R requires a company to evaluate the recoverability of deferred tax assets and to establish a valuation allowance if necessary to reduce the deferred tax asset to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. The Company has not recorded a valuation allowance as of December 31, 2010.

B-54	Statement of Additional Information ■ TIAA-CREF Separate Account VA-1

continued

A. Components of Net Deferred Tax Assets (“DTA”) and Deferred Tax Liabilities (“DTL”), as of December 31, consisted of the following (in millions):

(1)	12/31/2010			12/31/2009			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1-4) Ordinary	(8) (Col 2-5) Capital	(9) (Col 7+8) Total
a) Gross Deferred Tax Assets	$12,332	$2,410	$14,742	$13,493	$2,717	$16,210	$(1,161)	$(307)	$(1,468)
b) Statutory Valuation Allowance Adjustment	—	—	—	—	—	—	—	—	—
c) Adjusted Gross Deferred Tax Assets (1a – 1b)	12,332	2,410	14,742	13,493	2,717	16,210	(1,161)	(307)	(1,468)
d) Deferred Tax Liabilities	294	—	294	234	21	255	60	(21)	39
e) Subtotal (Net Deferred Tax Assets) (1c – 1d )	12,038	2,410	14,448	13,259	2,696	15,955	(1,221)	(286)	(1,507)
f) Deferred Tax Assets Nonadmitted	9,294	1,908	11,202	10,827	2,696	13,523	(1,533)	(788)	(2,321)
g) Net Admitted Deferred Tax Assets (1e – 1f)	$2,744	$502	$3,246	$2,432	$—	$2,432	$312	$502	$814

(2) The Company has admitted DTAs pursuant to paragraph 10.e of SSAP No. 10R.

(3) The Company recorded an increase in admitted DTAs as the result of its election to employ the provisions of paragraph 10.e. as follows (in millions):

		Changes during 2010
	Description	Ordinary	Capital	Total
	Gross deferred tax assets	$(1,161)	$(307)	$(1,468)
	Statutory valuation allowance	—	—	—
	Adjusted gross deferred tax assets	(1,161)	(307)	(1,468)
	Gross deferred tax liabilities	60	(21)	39
	Net deferred tax asset before admissibility test	$(1,221)	$(286)	$(1,507)

10.a	Federal Income Taxes recoverable through loss carryback	$—	$—	$—
10.b.i	Adj. Gross DTA expected to be realized in one year	126	498	624
10.b.ii	10% adj. statutory capital and surplus limit	45	498	543
	Admitted pursuant to par. 10.b. (lesser of i. or ii.)	45	498	543
10.c	Admitted pursuant to par. 10.c.	60	(21)	39
10.e.i	Additional admitted pursuant to par. 10.e.i.	—	—	—
10.e.ii.a	Adj. Gross DTA expected to be realized in three years	214	49	263
10.e.ii.b	15% adj. statutory capital and surplus limit	267	4	271
	Additional admitted pursuant to par. 10.e.ii. (lesser of a. or b.)	267	4	271
10.e.iii	Additional admitted pursuant to par. 10.e.iii.	—	—	—
	Admitted deferred tax asset	372	481	853
	Deferred tax liability	60	(21)	39
	Change in net admitted DTA or DTL	$312	$502	$814

	Change in non-admitted DTA	$(1,533)	$(788)	$(2,321)

(4)	12/31/2010			12/31/2009			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1-4) Ordinary	(8) (Col 2-5) Capital	(9) (Col 7+8) Total
Admission Calculation Components SSAP No. 10R, Paragraphs 10.a., 10.b., and 10.c.:
a) SSAP No. 10R, Paragraph 10.a.	$—	$—	$—	$—	$—	$—	$—	$—	$—
b) SSAP No. 10R, Paragraph 10.b. (the lesser of paragraph 10.b.i. and 10.b.ii. below	1,666	498	2,164	1,621	—	1,621	45	498	543
c) SSAP No. 10R Paragraph 10.b.i.	1,760	498	2,258	1,634	—	1,634	126	498	624
d) SSAP No. 10R Paragraph 10.b.ii.	1,666	498	2,164	1,621	—	1,621	45	498	543
e) SSAP No. 10R Paragraph 10.c.	294	—	294	234	21	255	60	(21)	39
f) Total (4a+4b+4e)	$1,960	$498	$2,458	$1,855	$21	$1,876	$105	$477	$582
Deferred Tax Liabilities	(294)	—	(294)	(234)	(21)	(255)	(60)	21	(39)
Net admitted Deferred Tax Asset/(Liability) under Paragraph 10.a-c	$1,666	$498	$2,164	$1,621	$—	$1,621	$45	$498	$543

TIAA-CREF Separate Account VA-1 ■ Statement of Additional Information	B-55

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

(4)	12/31/2010			12/31/2009			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1-4) Ordinary	(8) (Col 2-5) Capital	(9) (Col 7+8) Total
Admission Calculation Components SSAP No. 10R, Paragraph 10.e.:
g) SSAP No. 10R Paragraph 10.e.i.	$—	$—	$—	$—	$—	$—	$—	$—	$—
h) SSAP No. 10R, Paragraph 10.e.ii. (the lesser of paragraph 10.e.ii.a. and 10.e.ii.b. below	1,078	4	1,082	811	—	811	267	4	271
i) SSAP No. 10R Paragraph 10.e.ii.a.	1,903	49	1,952	1,689	—	1,689	214	49	263
j) SSAP No. 10R Paragraph 10.e.ii.b.	1,078	4	1,082	811	—	811	267	4	271
k) SSAP No. 10R Paragraph 10.e.iii.	—	—	—	—	—	—	—	—	—
I) Total (4g+4h+4k)	$1,078	$4	$1,082	$811	$—	$811	$267	$4	$271
Deferred Tax Liabilities	—	—	—	—	—	—	—	—	—
Net admitted Deferred Tax Asset/(Liability) under Paragraph 10.a-c	$1,078	$4	$1,082	$811	$—	$811	$267	$4	$271

Used in SSAP No. 10R, Paragraph 10.d.:
m) Total Adjusted Capital	xxx	xxx	$26,944	xxx	xxx	$24,305	xxx	xxx	$2,639
n) Authorized Control Level	xxx	xxx	$2,478	xxx	xxx	$2,257	xxx	xxx	$221

(5)	12/31/2010			12/31/2009			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1-4) Ordinary	(8) (Col 2-5) Capital	(9) (Col 7+8) Total
SSAP No. 10R, Paragraphs 10.a., 10.b., and 10.c.:
a) Admitted Deferred Tax Assets	$1,666	$498	$2,164	$1,621	$—	$1,621	$45	$498	$543
b) Admitted Assets	xxx	xxx	213,462	xxx	xxx	200,917	xxx	xxx	12,545
c) Adjusted Statutory Surplus	xxx	xxx	24,074	xxx	xxx	22,033	xxx	xxx	2,041
d) Total Adjusted Capital from DTA’s	xxx	xxx	$2,164	xxx	xxx	$1,621	xxx	xxx	$543
Increases due to SSAP No. 10R, Paragraphs 10.e.:
e) Admitted Deferred Tax Assets	$1,078	$4	$1,082	$811	$—	$811	$267	$4	$271
f) Admitted Assets	xxx	xxx	$1,082	Xxx	xxx	$811	xxx	xxx	$271
g) Adjusted Statutory Surplus	xxx	xxx	$1,082	xxx	xxx	$811	xxx	xxx	$271

*	As reported on the statutory balance sheet for the most recently filed statement with the domiciliary state commissioner adjusted in accordance with SSAP No.10R, Paragraph 10bii.

	12/31/2010
	(1) Ordinary Percentage		(2) Capital Percentage		(3) (Col. 1 + 2) Total Percentage
Impact of Tax Planning Strategies (in millions)	Value	%	Value	%	Value	%
(a) Adjusted Gross DTAs (% of Total Adjusted Gross DTAs)	$402	2.7%	$547	3.7%	$949	6.4%
(b) Net Admitted Adjusted Gross DTAs (% of Total Net Admitted Adjusted Gross DTAs)	$—	0.0%	$502	15.5%	$502	15.5%

B. Temporary differences for which a DTL has not been established:

Not Applicable

B-56	Statement of Additional Information ■ TIAA-CREF Separate Account VA-1

continued

C. Current income taxes incurred consist of the following major components (in millions):

		(1) 12/31/2010	(2) 12/31/2009	(3) (Col.1-2) Change
1.	Current Income Tax:
(a)	Federal income taxes expense	$(28)	$(58)	$30
(b)	Foreign taxes	—	—	—
(c)	Subtotal	$(28)	$(58)	$30

(d)	Federal income taxes on net capital gains	137	—	137
(e)	Utilization of capital loss carry-forwards	(137)	—	(137)
(f)	Other	—	—	—
(g)	Federal and foreign income taxes incurred	(28)	(58)	30
2.	Deferred Tax Assets:
(a)	Ordinary
	Policyholder reserves	$380	$598	(218)
	Investments	70	69	1
	Deferred acquisition costs	28	29	(1)
	Policyholder dividends accrual	586	598	(12)
	Fixed assets	75	86	(11)
	Compensation and benefits accrual	217	168	49
	Intangible Assets—Business in Force and Software	8,005	8,426	(421)
	Net operating loss carry-forward	2,296	2,905	(609)
	Other (including items < 5% of total ordinary tax assets	675	614	61
	(99)Subtotal	$12,332	$13,493	$(1,161)
(b)	Statutory valuation allowance adjustment	—	—	—
(c)	Nonadmitted	9,294	10,806	(1,512)
(d)	Admitted ordinary deferred tax assets (2a99-2b-2c)	3,038	2,687	351
(e)	Capital
	Investments	$1,793	$1,946	$(153)
	Net capital loss carry-forward	481	649	(168)
	Real estate	136	122	14
	Other (including items < 5% of total capital tax assets	—	—	—
	(99)Subtotal	$2,410	$2,717	$(307)
(f)	Statutory valuation allowance adjustment	$—	$—	$—
(g)	Nonadmitted	$1,908	$2,717	$(809)
(h)	Admitted capital deferred tax assets(2e99-2f-2g)	$502	$—	$502
(i)	Admitted deferred tax assets(2d+2h)	$3,540	$2,687	$853
3.	Deferred Tax Liabilities:
(a)	Ordinary
	Investments	$293	$233	$60
	Other (including items < 5% of total ordinary tax liabilities	1	1	—
	(99)Subtotal	$294	$234	$60
(b)	Capital
	Investments	$—	$21	$(21)
	(99)Subtotal	$—	$21	$(21)
(c)	Deferred tax liabilities (3a+3b)	$294	$255	$39

4.	Net Deferred Tax:
	Assets/Liabilities (2i—3c)	$3,246	$2,432	$814

TIAA-CREF Separate Account VA-1 ■ Statement of Additional Information	B-57

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

D. Reconciliation of Federal income Tax Rate to Actual Effective Rate

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference are as follows (in millions):

Description	Amount	Tax Effect	Effective Tax Rate
Income Before Taxes	$1,977	$692	35.00%
Amortization of interest maintenance reserve	(76)	(27)	(1.37)%
Prepaid Expenses and Sundry Receivables (Opening Balance Adjustment)	438	154	7.79%
Prior year true-ups including Nonadmitted Partnership Tax Basis Adjustment	881	308	15.58%
Other	(23)	(7)	(0.36)%
Total	$3,197	$1,120	56.64%

Federal income tax incurred benefit		$(28)	(1.42)%
Adjustment to Surplus Related to Prior Year		45	2.28%
Change in net deferred income tax charge		1,507	76.23%
Tax effect of unrealized capital gain		(404)	(20.45)%
Total statutory income taxes		$1,120	56.64%

E. At December 31, 2010, the Company had net operating loss carry forwards expiring through the year 2023 of (in millions):

Year Incurred	Operating Loss	Year of Expiration
1998	$2,683	2013
1999	1,027	2014
2001	186	2016
2002	779	2017
2003	467	2018
2004	356	2019
2008	1,061	2023
Total	$6,559

At December 31, 2010, the Company had capital loss carry forwards expiring through the year 2014 of (in millions):

Year Incurred	Capital Loss	Year of Expiration
2009	$1,374	2014
Total	$1,374

At December 31, 2010, the Company had foreign tax credit carry forwards as follows (in millions):

Year Incurred	Foreign Tax Credit	Year of Expiration
2006	$2	2016
2007	2	2017
2008	2	2018
2009	2	2019
2010	3	2020
Total	$11

At December 31, 2010, the Company had general business credit carry forward as follows (in millions):

Year Incurred	General Business Credit	Year of Expiration
2002	$1	2022
2003	2	2023
2004	2	2024
2005	2	2025
2006	5	2026
2007	7	2027
2008	5	2028
2009	2	2029
2010	3	2030
Total	$29

TIAA did not incur federal income taxes in 2010 or preceding years that would be available for recoupment in the event of future net losses.

TIAA does not have any protective tax deposits on deposits with the Internal Revenue Service under IRC Sec. 6603.

Beginning with 1998, TIAA has filed a consolidated federal income tax return with its includable affiliates (the “consolidating companies”). The consolidating companies participate in a tax-sharing agreement. Under the agreement, current federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments or receive reimbursements to the extent that their income (loss) contributes to or reduces consolidated federal tax expense. The consolidating companies are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return. Amounts (receivable from) due to TIAA’s subsidiaries for federal income taxes were $(19) million and $70 million at December 31, 2010 and 2009, respectively. The consolidating companies, as of December 31, 2010, which file a consolidated federal income tax return with TIAA are as follows:

1) TIAA-CREF Life Insurance Company

2) TIAA-CREF Enterprises, Inc.

3) Dan Properties, Inc.

4) JV Georgia One, Inc.

5) JWL Properties, Inc.

6) Covariance Capital Management, Inc.

7) ND Properties, Inc.

8) Savannah Teachers Properties, Inc.

9) TCT Holdings, Inc.

10) Teachers Advisors, Inc.

11) Oleum Holding Company, Inc.

12) Teachers Personal Investors Service, Inc.

13) T-Investment Properties Corp.

14) T-Land Corp.

15) WRC Properties, Inc.

16) TIAA-CREF Tuition Financing, Inc.

17) TIAA-CREF Trust Company, FSB

18) 730 Texas Forest Holdings, Inc.

19) TIAA Global Markets, Inc.

20) T-C Sports Co., Inc.

21) TIAA Board of Overseers

22) TIAA Realty, Inc.

B-58	Statement of Additional Information ■ TIAA-CREF Separate Account VA-1

continued

23) TIAA Park Evanston, Inc.

25) Port Northwest IV Corporation

25) Westchester Group Investment Management, Inc.

26) Westchester Group Investment Management Holding Company, Inc.

The IRS started its examination for TIAA on April 2, 2009 for the tax years 2005 and 2006. The examination is scheduled to be completed in May of 2011. The statute of limitations for the 2007, 2008, and 2009 federal income tax returns are open until September 2011, September 2012, and September 2013 respectively.

For the years 2003 and 2004 Federal income tax returns for the consolidated companies have been audited by the IRS. In November 2008, the IRS completed its audit and presented the group with a Revenue Agents Report that had no un-agreed adjustments.

FASB ASC 740 and Accounting Standards Update No. 2009-06 established a minimum threshold for financial statement recognition of the benefits of positions taken in tax returns, and requires certain expanded disclosures. FASB ASC 740 is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open years as of the effective date. Management has evaluated the Company’s tax position under the principles of FASB ASC 740, and not recorded any uncertain tax benefits as of December 31, 2010 or 2009.

Note 16—pension plan and post-retirement benefits

TIAA maintains a qualified, non-contributory defined contribution pension plan covering substantially all employees. All qualified employee pension plan liabilities are fully funded through retirement annuity contracts. Contributions are made semi-monthly to each participant’s contract based on a percentage of salary, with the applicable percentage varying by attained age. All contributions are fully vested after three years of service. Forfeitures arising from terminations prior to vesting are used to reduce future employer contributions. The accompanying statements of operations include contributions to the pension plan of approximately $36 million, $44 million and $40 million for the years ended December 31, 2010, 2009 and 2008, respectively. This includes supplemental contributions made to company-owned annuity contracts under a non-qualified deferred compensation plan.

In addition to the pension plan, the Company provides certain other post-retirement life and health insurance benefits to eligible retired employees who meet prescribed age and service requirements. As of December 31, 2010, the measurement date, the status of this plan for retirees and eligible active employees is summarized below (in millions):

	Post-retirement Benefits
	12/31/2010	12/31/2009	12/31/2008
Reconciliation of change in benefit obligation:
Benefit obligation at beginning of year	$116	$113	$99
Eligibility cost	5	5	4
Interest cost	6	7	6
Actuarial gains	10	1	9
Benefits paid	(7)	(7)	(5)
Plan amendments	—	(3)	—
Benefit obligation at end of year	$130	$116	$113
Reconciliation of funded status:
Benefit obligation at end of year
Current retirees	$99	$93	$86
Actives currently eligible to retire	31	23	27
Total obligation	130	116	113
Fair value of assets	—	—	—
Funded status	$(130)	$(116)	$(113)
Unrecognized net transition obligation	—	—	3
Unrecognized net (gain) losses	20	11	9
Unrecognized prior service cost	(1)	(1)	—
Accrued post-retirement benefit cost	$(111)	$(106)	$(101)

The net periodic post-retirement (benefit) cost for the years ended December 31 includes the following components (in millions):

	Post-retirement Benefits
	2010	2009	2008
Components of net periodic benefit cost:
Eligibility cost	$5	$5	$4
Interest cost	6	7	6
Amortization of net transition obligation and net (gain) or loss	—	1	1
Net periodic benefit cost	$11	$13	$11

The cost of post-retirement benefits includes a reduction arising from the Medicare Prescription Drug Act of 2003 (“The Act”) subsidy of $2 million for both 2010 and 2009.

The post-retirement benefit obligation for non-vested employees was approximately $33 million at December 31, 2010 and approximately $28 million at December 31, 2009.

The Company made changes (plan amendments) to its post-retirement life and health benefits during 2009. The changes included a provision that eliminates post-retirement life insurance coverage for employees who retire on or after January 1, 2010. This change is detailed in the plan amendment component in the reconciliation of the change in benefit obligation shown above.

In addition, the Company changed the post-retirement medical and dental provisions such that employees qualifying for these programs on or after January 1, 2015 will have coverage under the programs, but without any Company subsidy. These changes resulted in the reduction in the post-retirement benefit obligation for non-vested employees described above.

The Company allocates benefit expenses to certain subsidiaries based upon salaries. The Company’s proportionate share of the net pension cost of post-retirement benefits related to the pension

TIAA-CREF Separate Account VA-1 ■ Statement of Additional Information	B-59

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

plan was approximately $5 million, $6 million and $5 million for the years ended December 31, 2010, 2009 and 2008, respectively.

The assumptions used by the Company to calculate the benefit cost and obligations in the year are as follows:

	Post-retirement Benefits
	2010	2009	2008
Weighted-average assumption:
Assumptions used to determine benefit obligations
Discount rate	5.25%	5.75%	5.75%
Rate of compensation increase	0.00%	0.00%	4.00%
Assumptions used to determine net periodic benefit cost
Discount rate	5.75%	5.75%	6.25%
Rate of compensation increase	0.00%	4.00%	4.00%
Assumed health care cost trend rates:
Rates of Increase in Health Benefit Cost Pre-65 Healthcare Costs
Immediate Rate	8.50%	9.00%	9.50%
Ultimate Rate	6.00%	5.00%	5.00%
Year Ultimate Rate Reached	2018	2016	2014
Post-65 Healthcare Costs
Immediate Rate	8.00%	8.50%	9.00%
Ultimate Rate	5.25%	5.00%	5.00%
Year Ultimate Rate Reached	2018	2015	2013
Dental cost trend rate	5.25%	5.25%	5.25%

The assumed medical cost trend rates have a significant effect on the amounts reported. A one-percentage point increase or decrease in assumed medical cost trend rates would have the following effects (in millions):

	Post-retirement Benefits
	2010	2009	2008
Effect of a 1% increase in benefit costs:
Change in post-retirement benefit obligation	$14	$12	$12
Change in eligibility cost and interest cost	$1	$1	$1
Effect of a 1% decrease in benefit costs:
Change in post-retirement benefit obligation	$(12)	$(10)	$(10)
Change in eligibility cost and interest cost	$(1)	$(1)	$(1)

Estimated Future Benefit Payments

The following benefit payments, which reflect expected future service, are expected to be paid (in millions):

Gross Cash Flows (Before Medicare Part D Subsidy Receipts)
2011	$8
2012	$8
2013	$8
2014	$9
2015	$9
Total for 2016–2020	$56

Medicare Part D Subsidy Receipts
2011	$—
2012	$—
2013	$1
2014	$1
2015	$1
Total for 2016–2020	$5

The Company also maintains a non-qualified deferred compensation plan for non-employee Trustees and members of the TIAA Board of Overseers. The Company also maintains two non-qualified deferred compensation plans for non-employee Trustees and members of the TIAA Board of Overseers. The first plan provides for annual awards of $100,000 for each Trustee and $51,000 for each Overseer, which are subject to mandatory deferral into company-owned annuity contracts. The second plan enables Trustees and Overseers to voluntarily defer up to 100% of their cash retainers and committee fees. Payout of accumulations is normally made following the Trustees’ or member’s separation from the Board, either in a lump sum or in annual installments, depending on individual elections.

The Company previously provided an unfunded Supplemental Executive Retirement Plan (“SERP”) to certain select executives and any TIAA associate deemed eligible by the Board of Trustees.

The SERP provided an annual retirement benefit payable at normal retirement calculated as 3.0% of the participant’s 5-year average total compensation based on an average of the highest five of the last ten years multiplied by the number of years of service not in excess of 15 years. This amount is reduced by the benefit arising from the basic TIAA defined contribution annuity contracts.

The accumulated benefit obligation totaled $44 million and $47 million as of December 31, 2010 and 2009, respectively. The Company had an accrued pension cost of $45 million and $46 million and had no additional minimum liability accrued as of December 31, 2010 and 2009, respectively. The Company did not have any projected benefit obligation for non-vested employees for 2010 or 2009.

The SERP obligations were determined based upon a discount rate of 4.77% and a rate of compensation increase is not applicable as of December 31, 2010 or 2009. In accordance with NAIC SSAP No. 89, Accounting For Pensions, A Replacement of SSAP No. 88, only vested obligations are reflected in the funded status.

The obligations of TIAA under the SERP are unfunded, unsecured promises to make future payments. As such, the plan has no assets. Contributions for a given period are equal to the benefit payments for that period. The expected rate of return on plan assets is not applicable.

Future benefits expected to be paid for the time periods specified on the SERP are as follows (in millions):

1/1/2011 to 12/31/2011	$4
1/1/2012 to 12/31/2012	$4
1/1/2013 to 12/31/2013	$4
1/1/2014 to 12/31/2014	$4
1/1/2015 to 12/31/2015	$4
1/1/2016 to 12/31/2020	$17

Note 17—policy and contract reserves

Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial formulae. The reserves are based on assumptions for interest, mortality and other risks insured and establish a sufficient provision for all benefits guaranteed under policy and contract provisions.

B-60	Statement of Additional Information ■ TIAA-CREF Separate Account VA-1

continued

For annuities and supplementary contracts, policy and contract reserves are calculated using CARVM in accordance with New York State Regulation 151, Actuarial Guideline 43 for variable annuity products and Actuarial Guideline 33 for all other products. For most annuities which do not contain variable guarantees, the reserves are calculated as the present value of guaranteed benefits using the guaranteed interest and mortality table or a more conservative basis and for most accumulating annuities the reserve thus calculated is equal to the account balance. Variable annuity reserves are calculated using Actuarial Guideline 43 which incorporates a deterministic floor plus a stochastic component for products which contain guaranteed benefits.

For retained assets, an accumulation account issued from the proceeds of annuities and life insurance policies, reserves held are equal to the total current account balances of all account holders.

The Tabular Interest, Tabular Less Actual Reserve Released and Tabular Cost have all been determined by formulae as prescribed by the NAIC except for deferred annuities, for which tabular interest has been determined from the basic data.

In aggregate, the reserves established for all annuity and supplementary contracts utilize assumptions for interest at a weighted average rate of approximately 3.0%. Approximately 80% of annuity and supplementary contract reserves are based on the 1983 Table set back at least 9 years or the Annuity 2000 table set back at least 9 years.

Withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds for the years ended December 31 are as follows (in millions):

	2010		2009
	Amount	Percent	Amount	Percent
Subject to Discretionary Withdrawal
At fair value	$11,704	6.5%	$8,287	4.8%
At book value without adjustment	38,128	21.1%	35,680	20.8%
Not subject to discretionary withdrawal	130,706	72.4%	127,812	74.4%
Total (gross)	180,538	100.0%	171,779	100.0%

Reinsurance ceded	—		—
Total (net)	$180,538		$171,779

Annuity reserves and deposit-type contact funds for the years ended December 31 are as follows (in millions):

	2010	2009
General Account:
Total annuities (excluding supplementary contracts with life contingencies)	$165,561	$160,455
Supplementary contracts with life contingencies	2,604	2,463
Deposit-type contract funds	646	574
Subtotal	168,811	163,492

Separate Accounts:
Annuities	11,645	8,223
Supplementary contracts with life contingencies	79	61
Deposit-type contract funds	3	3
Subtotal	11,727	8,287
Total	$180,538	$171,779

For Ordinary and Collective Life Insurance, reserves for all policies are calculated in accordance with New York State Insurance Regulation 147. Reserves for regular life insurance policies are computed by the Net Level Premium method for issues prior to January 1, 1990, and by the Commissioner’s Reserve Valuation Method for issues on and after such date. Annual renewable and five-year renewable term policies issued on or after January 1, 1994 use segmented reserves, where each segment is equal to the term period. The Cost of Living riders issued on and after January 1, 1994 also use segmented reserves, where each segment is equal to one year in length.

Reserves for the vast majority of permanent insurance policies, term insurance policies, and regular insurance policies use Commissioners’ Standard Ordinary Mortality Tables with rates ranging from 2.25% to 6.00%. Term conversion reserves are based on TIAA term conversion mortality experience and 4.00% interest.

Liabilities for incurred but not reported life insurance claims and disability waiver of premium claims are based on historical experience and set equal to a percentage of paid claims. Reserves for amounts not yet due for incurred but not reported disability waiver of premium claims are a percentage of the total Active Lives Disability Waiver of Premium Reserve.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. Surrender values of approximately $0.1 million in excess of the legally computed reserves were held as an additional reserve liability at December 31, 2010, and $0.1 million at December 31, 2009. As of December 31, 2010 and December 31, 2009, TIAA had $1.0 billion and $1.1 billion, respectively, of insurance in force for which the gross premiums were less than the net premiums according to the standard of valuation set by the Department. Reserves to cover these insurance amounts totaled $12.5 million and $13.5 million at December 31, 2010 and December 31, 2009, respectively.

For Immediate Annuities not involving life contingencies and Supplementary Contracts not involving life contingencies, for each valuation rate of interest, the tabular interest has been calculated as the product of the valuation rate times the mean liability for the year. For all other funds not involving life contingencies, tabular interest has been calculated as the total interest credited to such funds.

Note 18—reinsurance

In 2005 the Company entered into reinsurance agreements with RGA Reinsurance Company. Two of the agreements were recaptured during 2007 and the remaining agreement was recaptured as of January 1, 2011. The statutory coinsurance reserve on the agreement at December 31, 2010 is approximately $17 million.

At December 31, disclosures related to these assumed coinsurance agreements were (in millions):

	2010	2009	2008
Aggregated assumed premiums	$12	$21	$22
Reinsurance payable on paid and unpaid losses	$—	$—	$—
Modified coinsurance reserves	$202	$192	$183
(Decrease) Increase in policy and contract reserves	$(4)	$(5)	$(4)

TIAA-CREF Separate Account VA-1 ■ Statement of Additional Information	B-61

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

In 2004, TIAA and its subsidiary, TIAA-CREF Life, entered into a series of agreements with Metropolitan Life Insurance Company (“MetLife”) including an administrative agreement for MetLife to service the long-term care business of TIAA and TIAA-CREF Life, an indemnity reinsurance agreement where TIAA and TIAA-CREF Life ceded to MetLife 100% of the long-term care liability and an assumption reinsurance agreement. After appropriate filings in each jurisdiction, MetLife offered the TIAA and TIAA-CREF Life policyholders the option of transferring their policies from TIAA and TIAA-CREF Life to MetLife. At December 31, 2010 and 2009, there were premiums in force of $16 million and $21 million, respectively.

The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business assumed. All reinsurance is placed with unaffiliated reinsurers and there are no reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. Amounts shown in the financial statements are reported net of reinsurance.

The major lines in the accompanying financial statements that were reduced by ceded reinsurance agreements at December 31 are as follows (in millions):

	2010	2009	2008
Insurance and annuity premiums	$16	$21	$23
Policy and contract benefits	$62	$70	$81
Increase in policy and contract reserves	$81	$95	$50
Reserves for life and health insurance	$510	$591	$686

Note 19—commercial paper program

TIAA began issuing commercial paper in May 1999. The Company had maintained a committed and unsecured 5-year revolving credit facility of $1 billion with a group of banks to support the commercial paper program. The commercial paper program and credit facility were both terminated effective March 5, 2010.

Note 20—capital and contingency reserves and shareholders’ dividends restrictions

The portion of contingency reserves represented or reduced by each item below for the year ended December 31 are as follows (in millions):

	2010	2009
Net unrealized capital gains (losses)	$1,361	$910
Asset valuation reserve	$(1,418)	$(273)
Net deferred federal income tax	$(1,507)	$(218)
Change in non-admitted assets	$2,418	$(21)
Net change in reserve valuation	$—	$2,260
Net change in separate account surplus	$121	$(301)
Issuance of surplus notes	$—	$2,000
Changes in accounting principles	$—	$1,030
Change in dividend accrual methodology	$—	$155

Capital: TIAA has 2,500 shares of Class A common stock authorized, issued and outstanding. All of the outstanding common stock of the Company is held by the TIAA Board of Overseers, a not-for-profit corporation created for the purpose of holding the common stock of TIAA. By charter, the Company operates without profit to its sole shareholder.

Surplus Notes: On December 16, 2009, the Company issued Surplus Notes (“Notes”) in an aggregate principal amount of $2 billion. The Notes bear interest at an annual rate of 6.850%, and have a maturity date of December 16, 2039. Proceeds from the issuance of the Notes were $1,997 million, net of issuance discount. The Notes were issued in a transaction pursuant to Rule 144A under the Securities Act of 1933, as amended, and the Notes are evidenced by one or more global notes deposited with a custodian for, and registered in the name of a nominee of, The Depository Trust Company. Interest on these Notes is scheduled to be paid semiannually on June 16 and December 16 of each year through the maturity date. During 2010 interest of $137 million was paid.

No subsidiary or affiliate of the Company is an obligor or guarantor of the Notes, which are solely obligations of the Company.

The Notes are unsecured and subordinated to all present and future indebtedness, policy claims and other creditor claims of the Company. Under New York Insurance Law, the Notes are not part of the legal liabilities of the Company. The Notes are not scheduled to repay any principal prior to maturity. Each payment of interest and principal may be made only with the prior approval of the Superintendent and only out of the Company’s surplus funds, which the Superintendent of the Department determines to be available for such payments under New York Insurance Law. In addition, provided that approval is granted by the Superintendent of the Department, the Notes may be redeemed at the option of the Company at any time at the “make-whole” redemption price equal to the greater of the principal amount of the Notes to be redeemed, or the sum of the present values of the remaining scheduled interest and principal payments, excluding accrued interest as of the redemption date, discounted to the redemption date on a semi-annual basis at the adjusted Treasury rate plus 40 basis points, plus in each case, accrued and unpaid interest payments on the Notes to be redeemed to the redemption date.

At December 31, 2010 and 2009, no affiliates of the Company held any portion of the Notes.

Dividend Restrictions: Under the New York Insurance Law, the Company is permitted without prior insurance regulatory clearance to pay a stockholder dividend as long as the aggregated amount of all such dividends in any calendar year does not exceed the lesser of (i) 10% of its surplus to policyholders as of the immediately preceding calendar year and (ii) its net gain from operations for the immediately preceding calendar year (excluding realized investment gains). TIAA has not paid dividends to its shareholder and has no plans to do so in the current year.

Note 21—contingencies and guarantees

Subsidiary and Affiliate Guarantees:

TGM, a wholly-owned subsidiary of TIAA, was formed for the purpose of issuing notes and other debt instruments and investing the proceeds in compliance with the investment guidelines approved by the Board of Directors of TGM. TGM is authorized to issue up to $5 billion in debt and TIAA’s Board of Trustees authorized TIAA to guarantee up to $5 billion of TGM’s debt.

B-62	Statement of Additional Information ■ TIAA-CREF Separate Account VA-1

continued

TGM had $2,530 million at December 31, 2010 and $3,280 million at December 31, 2009 of outstanding debt and accrued interest. On July 12, 2010, The Company increased the size of the uncommitted and unsecured 364-day revolving line of credit to TGM from $750 million to $1 billion. There was no outstanding principal or accrued interest on the line of credit as of December 31, 2010 or 2009. There were no draw downs or repayments on the line during 2010 or 2009. Subsequent to year end, TGM borrowed $610 million against the line of credit of which $105 million was repaid in 2011.

The carrying value of TGM was $(182) million and $(267) million at December 31, 2010 and December 31, 2009, respectively. Pursuant to TIAA’s guarantee of TGM, TIAA reported the negative equity of TGM as an unrealized loss.

The Company has a financial support agreement with TIAA-CREF Life. Under this agreement, the Company will provide support so that TIAA-CREF Life will have the greater of (a) capital and surplus of $250 million, (b) the amount of capital and surplus necessary to maintain TIAA-CREF Life’s capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or (c) such other amount as necessary to maintain TIAA-CREF Life’s financial strength rating at least the same as TIAA’s rating at all times. This agreement is not an evidence of indebtedness or an obligation or liability of the Company and does not provide any creditor of TIAA-CREF Life with recourse to TIAA. This agreement was not utilized during 2010.

The Company also provides a $100 million unsecured 364-day revolving line of credit to TIAA-CREF Life. As of December 31, 2010, $30 million of this facility was maintained on a committed basis for which the Company received a commitment fee of 15 basis points on the undrawn committed amount. During 2010, there were 18 draw downs totaling $34 million that were repaid by December 31, 2010. During 2009, there were 7 draw downs totaling $15 million that were repaid by December 31, 2009. As of December 31, 2010 and 2009, outstanding principal plus accrued interest on this line of credit was $0.

The Company provides a $1 billion uncommitted line of credit to certain accounts of CREF and certain TIAA-CREF Mutual Funds (the “Funds”). Loans under this revolving credit facility are for a maximum of 60 days and are made solely at the discretion of the Company to fund shareholder redemption requests or other temporary or emergency needs of CREF and the Funds. It is the intent of the Company, CREF and the Funds to use this facility as a supplemental liquidity facility, which would only be used after CREF and the Funds have exhausted the availability of the current $1 billion committed credit facility maintained with a group of banks. As of December 31, 2010 and 2009, neither CREF nor the Funds had utilized this line of credit.

The Company provides a $100 million committed and unsecured 364-day revolving line of credit to TCAM, a real estate fund managed by Advisors, in which TIAA has a minority indirect equity ownership interest. During 2010, there were 4 draw downs totaling $152 million. During 2009, there were 2 draw downs totaling $5 million which were repaid by December 31, 2009. Outstanding principal and accrued interest under this line of credit totaled $30 million and $0 as of December 31, 2010 and 2009, respectively.

On October 1, 2010, the Company has provided to the Office of Thrift Supervision a written commitment to maintain TIAA-CREF Trust Company as a “Well Capitalized” institution for Prompt Corrective Action purposes for at least three years.

Separate Account Guarantees: The Company provides mortality and expense guarantees to VA-1, for which it is compensated. The Company guarantees that, at death, the total death benefit payable from the fixed and variable accounts will be at least a return of total premiums paid less any previous withdrawals. The Company also guarantees that expense charges to VA-1 participants will never rise above the maximum amount stipulated in the contract.

The Company provides mortality, expense and liquidity guarantees to REA and is compensated for these guarantees. The Company guarantees that once REA participants begin receiving lifetime annuity income benefits, monthly payments will never be reduced as a result of adverse mortality experience. The Company also guarantees that expense charges to REA participants will never rise above the maximum amount stipulated in the contract. The Company provides REA with a liquidity guarantee to ensure it has funds available to meet participant transfer or cash withdrawal requests. If REA cannot fund participant requests, TIAA’s general account will fund them by purchasing accumulation units. Under this agreement, TIAA guarantees that participants will be able to redeem their accumulation units at their accumulation unit value next determined after the transfer or withdrawal request is received in good order.

As a result of net participant transfers from REA, on December 24, 2008, the TIAA general account purchased $155.6 million of accumulation units (measured based on the cost of such units) issued by REA. During 2009, the TIAA general account purchased additional $1,059 million of accumulation units in a number of separate transactions. TIAA made no additional purchases in 2010. Overall TIAA has purchased $1,214 million of accumulation units and the fair value of such units was $1,034 million as of December 31, 2010. Accumulation units owned by TIAA are included as separate account assets and valued in the same manner as units owned by individual REA participants on a fair value basis and will fluctuate in value.

The Company provides mortality and expense guarantees to VA-3 and is compensated for these guarantees. The Company guarantees that once VA-3 participants begin receiving lifetime annuity income benefits, monthly payments will never be reduced as a result of adverse mortality experience. The Company also guarantees that expense charges to VA-3 participants will never rise above the maximum amount stipulated in the contract.

Leases: The Company occupies leased office space in many locations under various long-term leases. At December 31, 2010, the future minimum lease payments are estimated as follows (in millions):

Year	2011	2012	2013	2014	2015	Thereafter	Total
Amount	$33	$32	$29	$22	$19	$50	$185

Leased space expense is allocated among the Company and affiliated entities. Rental expense charged to the Company for the years ended December 31, 2010, 2009 and 2008 was approximately $32 million, $35 million and $36 million, respectively.

TIAA-CREF Separate Account VA-1 ■ Statement of Additional Information	B-63

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

Other Contingencies and Guarantees:

In the ordinary conduct of certain of its investment activities, the Company provides standard indemnities covering a variety of potential exposures. For instance, the Company provides indemnifications in connection with site access agreements relating to due diligence review for real estate acquisitions, and the Company provides indemnification to underwriters in connection with the issuance of securities by or on behalf of TIAA or its subsidiaries. It is TIAA management’s opinion that the fair value of such indemnifications are negligible and do not materially affect the Company’s financial position, results of operations or liquidity.

Other contingent liabilities arising from litigation and other matters over and above amounts already provided for in the financial statements or disclosed elsewhere in these notes are not considered material in relation to the Company’s financial position or the results of its operations.

Note 22—borrowed money

Effective March 2009, TIAA was authorized to execute investment transactions under the Term Asset-Backed Securities Loan Facility (“TALF”) program. Under the TALF program, the Federal Reserve Bank of New York (“FRBNY”) would lend up to $200 billion on a non-recourse basis to holders of certain AAA-rated Asset Backed Securities (“ABS”) backed by newly and recently originated consumer and small business loans. The

FRBNY will lend an amount equal to the market value of the ABS less a haircut and will be secured at all times by the ABS. Loan proceeds will be disbursed to the borrower, contingent on receipt by the FRBNY custodian bank of the eligible collateral.

As of December 31, 2010, TIAA held $1,055 million of eligible asset-backed securities under the TALF program which have been pledged as collateral to support a loan outstanding payable in the amount of $960 million.

Note 23—subsequent events

In March 2011, the Company commenced a repurchase program to sell and repurchase securities for the purpose of funding general corporate obligations. During periods of excess liquidity levels, proceeds will be invested in short-term instruments.

The Company has considered the impact of the natural disaster which occurred in Japan on March 11, 2011. Currently, management has determined that, based on information presently available related to the Company’s investment portfolio and in consideration of the Company’s related exposures, any impact has not been material relative to the financial position of the Company through the date that these financial statements were available to be issued. Management will continue to evaluate and consider the potential impact to the Company.

In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through April 12, 2011, the date the financial statements were issued.

Note 24—securities with a recognized other-than-temporary impairments

The following table represents loan-backed and structured securities with a recognized other-than-temporary impairment and currently held at December 31, 2010, where the present value of cash flows expected to be collected is less than the amortized cost (in whole dollars).

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
00253CHY6	$3,100,607	$1,882,904		$(1,217,703)	$1,882,904	$1,186,653	Q4 2010
00253CHZ3	1,276,822	1,024,886		(251,936)	1,024,886	899,530	Q4 2010
02660TFM0	9,072,871	8,993,573		(79,299)	8,993,573	5,104,550	Q4 2010
03762AAG4	2,101,951	2,013,090		(88,862)	2,013,090	1,179,900	Q4 2010
03762GAC0	1,545,356	1,197,715		(347,641)	1,197,715	1,017,450	Q4 2010
03762GAE6	209,324	157,847		(51,477)	157,847	289,710	Q4 2010
05947UMM7	1,960,454	36,450		(1,924,005)	36,450	149,096	Q4 2010
05947UMN5	240,004	—	*	(240,004)	—	58,764	Q4 2010
059497AE7	683,458	—	*	(683,458)	—	892,320	Q4 2010
05950VAP5	13,448,285	10,560,944		(2,887,341)	10,560,944	6,026,132	Q4 2010
05950VAT7	1,600,210	411,018		(1,189,192)	411,018	684,000	Q4 2010
059511AM7	1,035,890	—	*	(1,035,890)	—	1,105,164	Q4 2010
059511AS4	749,798	—	*	(749,798)	—	1,406,667	Q4 2010
059511AU9	845,707	—	*	(845,707)	—	1,373,330	Q4 2010
07383F6U7	2,490,124	2,094,926		(395,199)	2,094,926	3,100,870	Q4 2010
07387BAU7	1,221,650	1,190,560		(31,089)	1,190,560	2,196,301	Q4 2010
07387BEQ2	820,330	447,544		(372,786)	447,544	1,811,230	Q4 2010
07388RAL1	493,059	—	*	(493,059)	—	3,027,355	Q4 2010
07388VAL2	10,747,974	7,302,404		(3,445,570)	7,302,404	4,214,420	Q4 2010
07388YBC5	1,417,660	—	*	(1,417,660)	—	990,577	Q4 2010
07388YBE1	855,193	—	*	(855,193)	—	630,000	Q4 2010

B-64	Statement of Additional Information ■ TIAA-CREF Separate Account VA-1

continued

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
07401DAM3	$3,439,369	$3,083,707		$(355,662)	$3,083,707	$1,972,655	Q4 2010
12498NAC7	4,999,786	4,674,166		(325,620)	4,674,166	2,499,495	Q4 2010
12513YAM2	3,046,463	1,671,633		(1,374,830)	1,671,633	5,784,456	Q4 2010
126671R65	3,749,037	3,574,283		(174,754)	3,574,283	1,375,277	Q4 2010
126671TV8	435,057	319,559		(115,498)	319,559	168,056	Q4 2010
126671TW6	448,023	394,139		(53,884)	394,139	210,082	Q4 2010
14986DAR1	10,107,291	4,565,745		(5,541,546)	4,565,745	5,114,828	Q4 2010
14986DAT7	3,644,860	1,876,782		(1,768,078)	1,876,782	5,615,912	Q4 2010
20047EAM4	1,814,136	1,197,606		(616,529)	1,197,606	5,642,594	Q4 2010
20047QAN5	11,304,365	4,660,376		(6,643,989)	4,660,376	5,416,753	Q4 2010
20173QAK7	6,017,476	4,101,651		(1,915,825)	4,101,651	3,633,294	Q4 2010
20173QAL5	6,017,620	959,070		(5,058,550)	959,070	2,925,876	Q4 2010
20173QAM3	7,865,861	1,977,948		(5,887,913)	1,977,948	5,279,911	Q4 2010
20173QAN1	2,176,684	1,431,413		(745,272)	1,431,413	3,858,538	Q4 2010
20173QAQ4	1,257,962	589,030		(668,932)	589,030	964,680	Q4 2010
20173QAR2	582,408	375,122		(207,286)	375,122	669,900	Q4 2010
20173TAP0	1,780,482	722,541		(1,057,941)	722,541	3,688,180	Q4 2010
22544QAK5	1,798,847	709,514		(1,089,333)	709,514	6,708,762	Q4 2010
22545LAV1	304,002	301,815		(2,187)	301,815	328,910	Q4 2010
22545MAL1	1,147,301	894,975		(252,326)	894,975	2,821,098	Q4 2010
22608SAD0	3,150,813	3,071,255		(79,558)	3,071,255	600,009	Q4 2010
294751DY5	1,226,812	903,019		(323,793)	903,019	260,169	Q4 2010
36159XAJ9	19,512,730	18,670,215		(842,515)	18,670,215	10,504,542	Q4 2010
361849N57	5,009,542	4,922,538		(87,004)	4,922,538	3,074,680	Q4 2010
361849N73	1,264,245	704,838		(559,408)	704,838	4,954,623	Q4 2010
361849R61	9,617,774	7,935,307		(1,682,467)	7,935,307	4,877,148	Q4 2010
361849R79	4,702,135	963,680		(3,738,455)	963,680	2,659,464	Q4 2010
361849R87	1,586,254	866,712		(719,542)	866,712	3,096,156	Q4 2010
361849S29	426,981	326,781		(100,200)	326,781	1,165,320	Q4 2010
36228CDP5	707,260	471,909		(235,350)	471,909	1,040,356	Q4 2010
36228CWE9	4,574,013	3,905,338		(668,675)	3,905,338	2,234,865	Q4 2010
36228CYQ0	18,382,849	18,045,609		(337,240)	18,045,609	12,913,908	Q4 2010
3622ELAD8	41,439,863	40,333,121		(1,106,743)	40,333,121	32,759,823	Q4 2010
3622MSAC6	427,403	—	*	(427,403)	—	75,000	Q4 2010
362332AM0	4,533,075	4,250,580		(282,495)	4,250,580	1,500,000	Q4 2010
362334ME1	21,081,013	20,974,960		(106,052)	20,974,960	16,318,857	Q4 2010
36298JAA1	21,479,336	19,948,371		(1,530,965)	19,948,371	13,746,958	Q4 2010
46625MQ77	619,843	270,160		(349,683)	270,160	196,715	Q4 2010
46625MUH0	1,191,047	821,129		(369,918)	821,129	635,138	Q4 2010
46625YA78	3,989,943	1,223,441		(2,766,502)	1,223,441	1,199,316	Q4 2010
46625YC68	192,699	137,255		(55,444)	137,255	304,000	Q4 2010
46625YQ63	3,341,845	2,972,005		(369,839)	2,972,005	2,933,371	Q4 2010
46625YQ89	424,305	398,175		(26,130)	398,175	1,386,337	Q4 2010
46625YRB1	4,095,553	3,032,137		(1,063,415)	3,032,137	2,185,563	Q4 2010
46628FAU5	3,244,633	2,010,466		(1,234,168)	2,010,466	1,417,955	Q4 2010
46629GAP3	4,402,923	1,023,733		(3,379,190)	1,023,733	3,635,317	Q4 2010
46629GAQ1	911,998	445,384		(466,614)	445,384	1,984,740	Q4 2010
46629PAG3	4,152,176	3,729,601		(422,575)	3,729,601	2,989,477	Q4 2010
46629PAU2	625,708	491,322		(134,386)	491,322	1,395,696	Q4 2010
46629YAM1	4,299,779	4,041,162		(258,617)	4,041,162	8,095,640	Q4 2010
46629YAQ2	955,307	909,968		(45,339)	909,968	1,874,158	Q4 2010
46630AAC2	494,162	414,909		(79,253)	414,909	595,000	Q4 2010
46631BAM7	3,754,144	1,860,108		(1,894,036)	1,860,108	4,424,780	Q4 2010
46631BAN5	4,758,756	2,507,697		(2,251,059)	2,507,697	10,524,883	Q4 2010
46631BAP0	1,116,985	1,083,703		(33,282)	1,083,703	4,835,036	Q4 2010
46632HAQ4	387,089	234,521		(152,568)	234,521	640,263	Q4 2010

TIAA-CREF Separate Account VA-1 ■ Statement of Additional Information	B-65

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
46632HAR2	$657,982	$413,493		$(244,489)	$413,493	$1,445,123	Q4 2010
50179AAL1	13,174,417	12,419,388		(755,029)	12,419,388	4,828,886	Q4 2010
50179AAM9	1,005,481	790,316		(215,165)	790,316	480,000	Q4 2010
50180CAM2	337,891	277,302		(60,588)	277,302	2,842,250	Q4 2010
52108HF82	7,459,725	5,924,508		(1,535,216)	5,924,508	5,205,529	Q4 2010
52108HV76	4,377,380	741,716		(3,635,665)	741,716	1,821,350	Q4 2010
52108MGC1	3,137,225	628,286		(2,508,939)	628,286	1,267,523	Q4 2010
52108MGD9	369,749	—	*	(369,749)	—	497,400	Q4 2010
525221EB9	27,039,152	26,946,966		(92,185)	26,946,966	21,562,436	Q4 2010
55312VAR9	9,678,413	9,608,263		(70,150)	9,608,263	7,471,935	Q4 2010
55313KAH4	8,711,805	6,978,695		(1,733,110)	6,978,695	6,165,800	Q4 2010
59022HBX9	1,360,166	449,703		(910,463)	449,703	2,575,146	Q4 2010
59025KAK8	18,903,173	14,904,466		(3,998,707)	14,904,466	9,272,020	Q4 2010
59025WAU0	3,874,226	3,161,797		(712,429)	3,161,797	1,874,928	Q4 2010
60688BAM0	1,868,835	1,400,981		(467,855)	1,400,981	2,517,984	Q4 2010
60688BAS7	1,558,562	1,157,994		(400,568)	1,157,994	2,520,386	Q4 2010
617451CA5	7,211,647	6,847,723		(363,925)	6,847,723	3,362,630	Q4 2010
61746WE97	205,421	114,771		(90,650)	114,771	713,866	Q4 2010
61746WF21	44,826	—	*	(44,826)	—	129,579	Q4 2010
61750HAN6	1,079,242	784,248		(294,993)	784,248	1,234,718	Q4 2010
61751XAJ9	1,066,523	781,536		(284,988)	781,536	3,427,585	Q4 2010
61751XAK6	685,846	571,591		(114,255)	571,591	3,196,975	Q4 2010
61751XAL4	173,370	152,936		(20,434)	152,936	1,030,404	Q4 2010
61753JAK5	6,101,236	1,100,337		(5,000,899)	1,100,337	4,938,200	Q4 2010
61753JAL3	1,461,072	613,152		(847,920)	613,152	4,701,500	Q4 2010
61753JAM1	651,003	400,720		(250,283)	400,720	3,409,210	Q4 2010
61753JAN9	436,652	238,561		(198,091)	238,561	1,621,328	Q4 2010
61754KAH8	34,531,549	32,008,838		(2,522,712)	32,008,838	20,419,998	Q4 2010
61754KAN5	14,246,522	—	*	(14,246,522)	—	11,932,260	Q4 2010
61754KAP0	2,120,835	—	*	(2,120,835)	—	3,653,011	Q4 2010
76110WQA7	14,360,762	14,183,345		(177,416)	14,183,345	6,766,953	Q4 2010
76110WRW8	2,900,673	2,557,357		(343,316)	2,557,357	720,800	Q4 2010
81375WHJ8	13,468,350	12,013,441		(1,454,909)	12,013,441	6,643,498	Q4 2010
81375WHK5	3,992,206	3,666,950		(325,256)	3,666,950	2,376,394	Q4 2010
92976UAA8	3,123,080	2,712,496		(410,584)	2,712,496	2,800,000	Q4 2010
92977RAK2	5,447,870	5,160,767		(287,104)	5,160,767	3,041,064	Q4 2010
02148FAW5	23,469,071	23,456,026		(13,045)	23,456,026	20,626,166	Q4 2010
02149HAK6	21,622,113	21,396,405		(225,708)	21,396,405	22,846,880	Q4 2010
02151CBD7	24,471,199	24,001,487		(469,711)	24,001,487	23,706,444	Q4 2010
02151NBA9	15,480,186	15,291,181		(189,004)	15,291,181	13,428,018	Q4 2010
05946XL92	11,074,631	10,989,293		(85,338)	10,989,293	9,273,597	Q4 2010
05948KB65	9,575,839	9,448,438		(127,401)	9,448,438	7,787,100	Q4 2010
05948KC98	17,059,882	17,047,745		(12,137)	17,047,745	15,271,833	Q4 2010
05948KF20	17,433,474	17,417,390		(16,083)	17,417,390	16,163,338	Q4 2010
05948KKZ1	4,378,874	4,348,094		(30,780)	4,348,094	3,162,909	Q4 2010
05948KLA5	748,470	655,160		(93,310)	655,160	968,395	Q4 2010
05948KP37	10,440,936	10,342,820		(98,115)	10,342,820	9,470,228	Q4 2010
12543TAD7	9,455,636	9,424,960		(30,676)	9,424,960	8,013,000	Q4 2010
12543UAD4	42,092,526	41,384,370		(708,155)	41,384,370	38,905,393	Q4 2010
12543UAE2	14,949,355	14,714,571		(234,783)	14,714,571	13,537,440	Q4 2010
12544AAC9	48,165,626	47,278,200		(887,426)	47,278,200	30,525,000	Q4 2010
12544DAK5	21,408,333	21,278,877		(129,455)	21,278,877	19,988,228	Q4 2010
12544DAQ2	15,270,767	15,189,090		(81,677)	15,189,090	13,553,792	Q4 2010
12544LAK7	30,760,928	30,597,504		(163,424)	30,597,504	29,382,400	Q4 2010
12544RAL2	8,573,674	8,569,990		(3,684)	8,569,990	6,884,000	Q4 2010
12545CAU4	37,156,526	37,023,160		(133,366)	37,023,160	37,092,000	Q4 2010

B-66	Statement of Additional Information ■ TIAA-CREF Separate Account VA-1

continued

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
12667F4N2	$9,394,946	$9,362,609	$(32,336)	$9,362,609	$7,370,515	Q4 2010
12667F5J0	19,508,667	19,458,636	(50,030)	19,458,636	16,864,398	Q4 2010
12667F5Z4	6,127,911	6,074,174	(53,736)	6,074,174	23,122,722	Q4 2010
12667F5Z4	21,006,008	20,971,664	(34,343)	20,971,664	23,122,722	Q4 2010
12667F7D1	24,551,494	24,417,749	(133,745)	24,417,749	20,944,078	Q4 2010
12667FR98	1,434,383	1,345,289	(89,094)	1,345,289	2,014,288	Q4 2010
12667FYZ2	11,827,718	9,763,883	(2,063,835)	9,763,883	5,306,397	Q4 2010
12667GBA0	14,356,377	14,265,050	(91,326)	14,265,050	54,951,911	Q4 2010
12667GBA0	23,954,630	23,799,646	(154,984)	23,799,646	54,951,911	Q4 2010
12667GBA0	28,520,429	28,356,700	(163,728)	28,356,700	54,951,911	Q4 2010
12667GFB4	24,466,401	24,329,899	(136,502)	24,329,899	54,299,602	Q4 2010
12667GFB4	41,264,741	41,037,127	(227,614)	41,037,127	54,299,602	Q4 2010
12667GFT5	18,562,240	18,474,874	(87,366)	18,474,874	15,007,688	Q4 2010
12667GJG9	15,775,364	15,766,092	(9,272)	15,766,092	12,829,793	Q4 2010
12667GJR5	50,983,827	50,777,728	(206,098)	50,777,728	40,057,620	Q4 2010
12667GLE1	29,155,692	29,145,504	(10,187)	29,145,504	25,833,254	Q4 2010
12667GQA4	22,109,150	21,879,738	(229,411)	21,879,738	18,047,633	Q4 2010
12667GW74	19,617,942	19,539,187	(78,755)	19,539,187	16,537,691	Q4 2010
12668AAG0	15,979,720	15,516,771	(462,948)	15,516,771	15,873,697	Q4 2010
126694JS8	27,801,206	27,787,428	(13,778)	27,787,428	22,064,889	Q4 2010
126694W61	23,884,838	23,708,747	(176,091)	23,708,747	18,993,432	Q4 2010
126694XQ6	30,891,682	30,711,314	(180,367)	30,711,314	26,691,546	Q4 2010
12669D5V6	3,366,134	3,224,123	(142,010)	3,224,123	2,161,792	Q4 2010
12669DN79	3,832,053	3,076,024	(756,029)	3,076,024	2,305,674	Q4 2010
12669EWY8	8,695,050	8,642,661	(52,389)	8,642,661	6,982,960	Q4 2010
12669EWZ5	1,659,204	1,236,059	(423,144)	1,236,059	1,567,961	Q4 2010
12669YAF9	19,396,738	19,386,356	(10,381)	19,386,356	10,846,750	Q4 2010
12670AAF8	45,556,275	45,009,286	(546,988)	45,009,286	39,241,526	Q4 2010
161631AV8	40,499,302	40,096,350	(402,952)	40,096,350	35,712,547	Q4 2010
16163BAP9	28,514,838	28,163,886	(350,952)	28,163,886	24,986,500	Q4 2010
16165TBJ1	9,210,013	9,136,783	(73,229)	9,136,783	8,184,917	Q4 2010
170255AS2	14,567,962	14,517,614	(50,347)	14,517,614	13,461,000	Q4 2010
17025TAV3	27,400,420	27,375,370	(25,050)	27,375,370	25,509,873	Q4 2010
1729732W8	20,382,765	20,315,199	(67,565)	20,315,199	17,354,537	Q4 2010
17310AAR7	32,430,459	32,419,024	(11,435)	32,419,024	24,900,996	Q4 2010
17312FAD5	9,808,087	9,796,800	(11,287)	9,796,800	8,686,000	Q4 2010
22541Q4M1	6,735,654	6,418,429	(317,224)	6,418,429	3,526,395	Q4 2010
22541SVH8	6,484,621	6,430,759	(53,862)	6,430,759	3,627,227	Q4 2010
251510ET6	3,345,542	3,209,845	(135,696)	3,209,845	1,586,646	Q4 2010
32051DXD9	964,040	883,028	(81,012)	883,028	887,873	Q4 2010
32051DXE7	704,378	616,897	(87,480)	616,897	627,581	Q4 2010
32051G2J3	20,635,774	20,567,316	(68,458)	20,567,316	17,988,737	Q4 2010
32051GN35	27,101,137	26,907,870	(193,267)	26,907,870	19,863,250	Q4 2010
32051GP41	19,697,380	19,476,620	(220,760)	19,476,620	14,994,000	Q4 2010
32051GVL6	24,502,122	24,194,205	(307,917)	24,194,205	22,632,548	Q4 2010
362669AQ6	9,992,478	9,836,120	(156,357)	9,836,120	9,037,754	Q4 2010
46627MAC1	10,865,010	10,703,051	(161,959)	10,703,051	7,621,227	Q4 2010
46628YBK5	29,058,811	28,786,174	(272,636)	28,786,174	26,129,350	Q4 2010
46628YBP4	15,236,182	15,097,096	(139,086)	15,097,096	11,056,346	Q4 2010
52521RAS0	1,883,101	1,784,443	(98,657)	1,784,443	2,390,945	Q4 2010
576434JM7	5,273,081	4,794,747	(478,333)	4,794,747	3,308,819	Q4 2010
74951PEA2	475,728	462,483	(13,244)	462,483	381,945	Q4 2010
749577AL6	18,052,454	17,775,596	(276,858)	17,775,596	11,959,216	Q4 2010
74957EAE7	18,232,309	18,044,355	(187,954)	18,044,355	16,918,370	Q4 2010
74957EAF4	38,283,506	37,751,749	(531,757)	37,751,749	34,693,545	Q4 2010
74957VAQ2	22,154,815	21,889,958	(264,856)	21,889,958	20,054,567	Q4 2010

TIAA-CREF Separate Account VA-1 ■ Statement of Additional Information	B-67

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
74957XAF2	$36,766,143	$36,351,790		$(414,353)	$36,351,790	$30,585,720	Q4 2010
749583AH3	10,049,814	9,934,668		(115,145)	9,934,668	4,931,266	Q4 2010
74958AAD6	13,436,388	13,414,590		(21,798)	13,414,590	27,992,687	Q4 2010
74958AAD6	18,104,247	18,066,777		(37,469)	18,066,777	27,992,687	Q4 2010
74958BAH5	25,527,559	25,194,638		(332,920)	25,194,638	22,300,818	Q4 2010
74958EAD8	48,792,758	48,664,800		(127,958)	48,664,800	43,555,000	Q4 2010
75115CAG2	7,692,270	7,620,317		(71,953)	7,620,317	7,894,687	Q4 2010
76110HQS1	4,259,476	4,133,507		(125,968)	4,133,507	4,000,830	Q4 2010
76110HX53	10,221,638	10,177,036		(44,601)	10,177,036	8,533,547	Q4 2010
76110HX87	22,805,055	22,632,748		(172,306)	22,632,748	18,830,017	Q4 2010
761118CZ9	10,039,550	10,005,568		(33,982)	10,005,568	9,365,092	Q4 2010
76114DAE4	13,559,310	13,519,856		(39,453)	13,519,856	13,404,091	Q4 2010
949772AD9	28,243,539	28,132,050		(111,489)	28,132,050	23,501,359	Q4 2010
949837AF5	68,474,786	68,353,707		(121,079)	68,353,707	44,639,062	Q4 2010
949837BE7	19,812,631	19,775,778		(36,853)	19,775,778	16,546,363	Q4 2010
949837BK3	8,514,486	8,499,688		(14,798)	8,499,688	7,110,656	Q4 2010
949837CC0	25,450,065	25,373,072		(76,992)	25,373,072	20,690,221	Q4 2010
94983BAP4	15,420,570	15,386,926		(33,644)	15,386,926	12,756,150	Q4 2010
94984AAR1	29,144,103	28,982,130		(161,973)	28,982,130	17,766,000	Q4 2010
94984AAS9	9,953,947	9,909,440		(44,507)	9,909,440	9,662,000	Q4 2010
94984FAR0	35,173,276	35,157,002		(16,274)	35,157,002	34,782,734	Q4 2010
94984HAC9	36,429,878	36,105,824		(324,054)	36,105,824	34,059,273	Q4 2010
94984XAB6	9,370,976	9,287,499		(83,476)	9,287,499	5,478,272	Q4 2010
94984XAD2	7,749,137	7,680,094		(69,042)	7,680,094	4,557,000	Q4 2010
94984XAM2	11,829,068	11,723,543		(105,524)	11,723,543	8,324,642	Q4 2010
94985JAB6	48,321,959	48,228,400		(93,559)	48,228,400	44,145,000	Q4 2010
94985JBR0	29,162,715	29,121,539		(41,176)	29,121,539	27,803,419	Q4 2010
94985JCA6	28,558,476	28,534,710		(23,766)	28,534,710	26,562,000	Q4 2010
94985LAD7	15,368,802	15,349,891		(18,911)	15,349,891	12,980,185	Q4 2010
94985RAP7	61,243,010	60,846,336		(396,674)	60,846,336	47,827,200	Q4 2010
94985WAP6	21,483,620	21,439,796		(43,823)	21,439,796	19,756,941	Q4 2010
94985WAQ4	73,940,814	73,680,424		(260,390)	73,680,424	62,384,887	Q4 2010
94985WBL4	36,878,715	36,769,287		(109,427)	36,769,287	30,262,158	Q4 2010
94986AAC2	19,180,863	19,096,840		(84,023)	19,096,840	102,925,000	Q4 2010
94986AAC2	19,329,580	19,244,820		(84,760)	19,244,820	102,925,000	Q4 2010
94986AAC2	71,734,602	71,420,325		(314,277)	71,420,325	102,925,000	Q4 2010
03702YAC4	14,400	—	²	(7,200)	7,200	7,200	Q4 2010
05947U6E3	8,003,952	—	²	(6,831,697)	1,172,255	1,172,255	Q4 2010
059500AH1	10,026,689	—	²	(7,513,799)	2,512,890	2,512,890	Q4 2010
059500AJ7	10,026,444	—	²	(7,868,105)	2,158,339	2,158,339	Q4 2010
05950EAN8	3,636,647	—	²	(1,953,272)	1,683,375	1,683,375	Q4 2010
05950VAR1	12,034,861	—	²	(8,198,726)	3,836,135	3,836,135	Q4 2010
05950WAQ1	5,075,684	—	²	(4,175,684)	900,000	900,000	Q4 2010
05950WAQ1	8,990,631	—	²	(7,394,751)	1,595,880	1,595,880	Q4 2010
05950WAQ1	9,448,183	—	²	(7,648,183)	1,800,000	1,800,000	Q4 2010
07387BEK5	9,182,390	—	²	(5,509,271)	3,673,119	3,673,119	Q4 2010
07387BEN9	3,313,391	—	²	(2,161,953)	1,151,438	1,151,438	Q4 2010
07387BEP4	1,934,097	—	²	(507,963)	1,426,134	1,426,134	Q4 2010
07388LAN0	20,528,082	—	²	(10,546,982)	9,981,100	9,981,100	Q4 2010
07388RAK3	3,642,416	—	²	(1,347,832)	2,294,584	2,294,584	Q4 2010
12513YAL4	3,894,222	—	²	(1,387,523)	2,506,699	2,506,699	Q4 2010
17310MAQ3	9,598,479	—	²	(4,877,589)	4,720,890	4,720,890	Q4 2010
20173MAM2	4,964,116	—	²	(3,466,972)	1,497,144	1,497,144	Q4 2010
20173VAK6	9,929,988	—	²	(4,177,038)	5,752,950	5,752,950	Q4 2010
20173VAL4	4,911,899	—	²	(2,286,030)	2,625,869	2,625,869	Q4 2010
20173VAM2	5,953,003	—	²	(1,723,424)	4,229,579	4,229,579	Q4 2010

B-68	Statement of Additional Information ■ TIAA-CREF Separate Account VA-1

continued

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
22545LAP4	$8,021,098	$—	²	$(5,108,298)	$2,912,800	$2,912,800	Q4 2010
22545LAR0	2,280,212	—	²	(909,887)	1,370,325	1,370,325	Q4 2010
22545LAR0	3,023,211	—	²	(1,234,937)	1,788,274	1,788,274	Q4 2010
22545LAR0	3,027,075	—	²	(1,238,801)	1,788,274	1,788,274	Q4 2010
36228CXF5	4,683,448	—	²	(3,280,059)	1,403,389	1,403,389	Q4 2010
36828QSJ6	10,856,558	—	²	(5,883,307)	4,973,251	4,973,251	Q4 2010
46625YUR2	5,263,727	—	²	(2,273,135)	2,990,592	2,990,592	Q4 2010
46625YUR2	9,996,646	—	²	(4,483,016)	5,513,630	5,513,630	Q4 2010
46627QBJ6	20,048,492	—	²	(13,876,532)	6,171,960	6,171,960	Q4 2010
46629YAL3	16,040,303	—	²	(7,240,391)	8,799,912	8,799,912	Q4 2010
46630EAL4	4,873,921	—	²	(2,202,866)	2,671,055	2,671,055	Q4 2010
46631BAL9	9,862,726	—	²	(5,042,606)	4,820,120	4,820,120	Q4 2010
55312YAH5	7,081,363	—	²	(1,997,414)	5,083,949	5,083,949	Q4 2010
59022HLQ3	9,707,869	—	²	(5,299,299)	4,408,570	4,408,570	Q4 2010
59022HLQ3	10,543,736	—	²	(5,786,890)	4,756,846	4,756,846	Q4 2010
59022KAK1	22,524,821	—	²	(11,474,382)	11,050,439	11,050,439	Q4 2010
59023BAL8	4,712,257	—	²	(2,869,173)	1,843,084	1,843,084	Q4 2010
606935AP9	4,965,073	—	²	(2,827,984)	2,137,089	2,137,089	Q4 2010
61746WFS4	2,428,681	—	²	(149,158)	2,279,523	2,279,523	Q4 2010
61750HAK2	11,170,743	—	²	(5,486,895)	5,683,848	5,683,848	Q4 2010
74040KAC6	4,024,899	—	²	(919,386)	3,105,513	3,105,513	Q4 2010
92976BBV3	3,224,723	—	²	(1,242,124)	1,982,599	1,982,599	Q4 2010
92976BBV3	23,512,118	—	²	(11,765,214)	11,746,904	11,746,904	Q4 2010
92978MAL0	10,612,719	—	²	(3,872,055)	6,740,664	6,740,664	Q4 2010
92978YAK6	3,339,950	—	²	(136,180)	3,203,770	3,203,770	Q4 2010
46625MUJ6	2,326,704	—	*	(2,326,704)	—	715,289	Q3 2010
46625MQ85	1,057,827	2,824		(1,055,003)	2,824	233,586	Q3 2010
22544QAM1	487,456	27,610		(459,846)	27,610	6,078,402	Q3 2010
92978QAJ6	33,516	29,201		(4,315)	29,201	45,068	Q3 2010
50180CAV2	513,643	56,863		(456,780)	56,863	900,000	Q3 2010
50180JAL9	78,357	58,000		(20,357)	58,000	840,000	Q3 2010
07388RAM9	655,917	80,005		(575,912)	80,005	2,418,138	Q3 2010
46625YQ97	349,798	83,841		(265,957)	83,841	1,825,110	Q3 2010
07388RAN7	93,544	87,476		(6,068)	87,476	2,224,900	Q3 2010
46625M2Y4	127,218	90,542		(36,676)	90,542	168,938	Q3 2010
20173MAQ3	340,808	152,700		(188,108)	152,700	450,000	Q3 2010
53944MAC3	230,382	161,090		(69,292)	161,090	70,000	Q3 2010
03927PAG3	1,003,568	191,997		(811,571)	191,997	180,000	Q3 2010
46625YC68	1,201,084	217,132		(983,952)	217,132	770,491	Q3 2010
50180JAK1	17,728,775	251,080		(17,477,695)	251,080	5,568,380	Q3 2010
294751EN8	619,302	375,350		(243,952)	375,350	162,368	Q3 2010
03927PAH1	3,010,831	378,597		(2,632,234)	378,597	465,000	Q3 2010
03762CAD7	974,009	409,562		(564,447)	409,562	807,600	Q3 2010
46632HAQ4	502,407	410,663		(91,744)	410,663	562,770	Q3 2010
50177AAL3	928,391	418,825		(509,566)	418,825	2,683,060	Q3 2010
3622MSAC6	635,194	427,403		(207,791)	427,403	150,000	Q3 2010
42332QAM5	3,256,794	433,593		(2,823,201)	433,593	424,554	Q3 2010
52108MGD9	511,840	436,322		(75,518)	436,322	497,400	Q3 2010
46625YQ89	497,524	466,387		(31,137)	466,387	1,482,484	Q3 2010
61745MX57	2,601,720	479,664		(2,122,056)	479,664	1,481,676	Q3 2010
50180CAM2	1,960,200	490,243		(1,469,957)	490,243	2,554,245	Q3 2010
361849S29	2,229,531	509,443		(1,720,088)	509,443	3,046,218	Q3 2010
61745MU68	1,350,938	535,909		(815,029)	535,909	1,994,764	Q3 2010
361849K84	3,973,100	552,964		(3,420,136)	552,964	3,000,254	Q3 2010
07388RAL1	1,778,009	596,132		(1,181,877)	596,132	2,621,697	Q3 2010
46625MQ77	759,578	619,476		(140,102)	619,476	157,342	Q3 2010

TIAA-CREF Separate Account VA-1 ■ Statement of Additional Information	B-69

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
61751NAQ5	$819,550	$680,057	$(139,493)	$680,057	$1,032,044	Q3 2010
36228CDP5	767,216	707,260	(59,956)	707,260	1,050,518	Q3 2010
52522HAJ1	742,508	723,061	(19,447)	723,061	707,431	Q3 2010
46625M2W8	1,031,919	782,253	(249,666)	782,253	174,387	Q3 2010
294751EM0	1,506,623	831,775	(674,848)	831,775	250,445	Q3 2010
36228CXK4	6,802,460	848,176	(5,954,284)	848,176	2,100,000	Q3 2010
805564NE7	2,078,249	897,226	(1,181,023)	897,226	284,686	Q3 2010
07387BEQ2	936,886	921,644	(15,242)	921,644	1,679,372	Q3 2010
46629GAQ1	3,340,284	960,932	(2,379,352)	960,932	1,810,975	Q3 2010
52108HZ80	1,227,132	976,255	(250,877)	976,255	2,483,719	Q3 2010
294751CV2	1,182,805	997,277	(185,528)	997,277	319,590	Q3 2010
50179AAM9	1,354,724	1,047,071	(307,653)	1,047,071	480,000	Q3 2010
46625MUH0	4,605,575	1,191,047	(3,414,528)	1,191,047	1,742,729	Q3 2010
52108MDU4	1,499,489	1,212,294	(287,195)	1,212,294	1,133,392	Q3 2010
361849N73	9,996,216	1,268,522	(8,727,694)	1,268,522	5,013,340	Q3 2010
46631BAP0	2,024,805	1,271,800	(753,005)	1,271,800	4,168,738	Q3 2010
07387BAU7	4,968,623	1,309,906	(3,658,717)	1,309,906	1,920,227	Q3 2010
46630VAP7	2,972,270	1,328,263	(1,644,007)	1,328,263	1,568,592	Q3 2010
03762CAC9	3,428,690	1,328,887	(2,099,803)	1,328,887	1,146,600	Q3 2010
20173QAQ4	1,410,974	1,353,322	(57,652)	1,353,322	964,680	Q3 2010
59022HBX9	10,248,420	1,485,949	(8,762,471)	1,485,949	2,311,735	Q3 2010
36298JAC7	1,834,754	1,633,630	(201,124)	1,633,630	750,000	Q3 2010
361849R87	10,524,919	1,707,335	(8,817,584)	1,707,335	2,773,103	Q3 2010
20173TAP0	7,846,013	1,883,441	(5,962,572)	1,883,441	3,328,123	Q3 2010
60688BAM0	2,426,047	1,968,375	(457,672)	1,968,375	2,211,318	Q3 2010
07387BEP4	2,571,979	1,969,179	(602,800)	1,969,179	1,319,047	Q3 2010
22544QAK5	3,458,269	2,028,181	(1,430,088)	2,028,181	5,817,474	Q3 2010
03762AAG4	2,267,403	2,115,821	(151,582)	2,115,821	669,000	Q3 2010
60687UAM9	2,665,917	2,224,903	(441,014)	2,224,903	1,356,766	Q3 2010
20173QAN1	6,403,967	2,305,279	(4,098,688)	2,305,279	3,359,886	Q3 2010
61751NAN2	5,016,590	2,335,548	(2,681,042)	2,335,548	1,514,820	Q3 2010
55312TAH6	4,025,969	2,425,063	(1,600,906)	2,425,063	3,848,100	Q3 2010
07383F6U7	4,544,157	2,523,716	(2,020,441)	2,523,716	2,917,320	Q3 2010
61745MX40	3,005,245	2,832,830	(172,415)	2,832,830	1,934,883	Q3 2010
61749WAJ6	3,131,729	2,976,424	(155,305)	2,976,424	2,610,356	Q3 2010
00253CHY6	3,120,280	3,102,049	(18,231)	3,102,049	1,118,999	Q3 2010
52108MGC1	3,824,197	3,155,305	(668,892)	3,155,305	1,174,873	Q3 2010
61745M6T5	5,294,616	3,219,448	(2,075,168)	3,219,448	3,402,161	Q3 2010
46628FAU5	4,037,131	3,268,489	(768,642)	3,268,489	1,305,785	Q3 2010
92976UAA8	10,526,641	3,285,654	(7,240,987)	3,285,654	1,820,000	Q3 2010
46625YQ63	4,672,578	3,377,957	(1,294,621)	3,377,957	2,935,598	Q3 2010
12513YAM2	4,194,326	3,401,151	(793,175)	3,401,151	8,093,726	Q3 2010
22545YAQ4	8,946,144	3,496,744	(5,449,400)	3,496,744	3,427,502	Q3 2010
07388RAK3	4,195,950	3,640,274	(555,676)	3,640,274	1,977,550	Q3 2010
59022HBW1	5,862,578	3,821,756	(2,040,822)	3,821,756	1,872,228	Q3 2010
46631BAM7	7,607,123	3,843,062	(3,764,061)	3,843,062	3,819,190	Q3 2010
14986DAT7	3,963,006	3,956,894	(6,112)	3,956,894	5,420,895	Q3 2010
12513YAL4	4,948,019	3,977,880	(970,139)	3,977,880	3,374,460	Q3 2010
07387BAT0	4,534,942	3,983,278	(551,664)	3,983,278	1,709,633	Q3 2010
81375WHK5	4,270,433	4,033,599	(236,834)	4,033,599	2,176,741	Q3 2010
03927PAF5	5,015,517	4,193,790	(821,727)	4,193,790	1,050,000	Q3 2010
61749WAH0	4,477,955	4,259,879	(218,076)	4,259,879	3,597,948	Q3 2010
396789KF5	4,416,306	4,367,634	(48,672)	4,367,634	1,844,566	Q3 2010
52108HV76	4,714,587	4,387,185	(327,402)	4,387,185	2,177,995	Q3 2010
46629GAP3	7,018,791	4,441,001	(2,577,790)	4,441,001	3,337,782	Q3 2010
46629YAM1	8,430,490	4,516,533	(3,913,957)	4,516,533	7,004,700	Q3 2010

B-70	Statement of Additional Information ■ TIAA-CREF Separate Account VA-1

continued

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
36228CWE9	$5,010,138	$4,580,652		$(429,486)	$4,580,652	$2,300,505	Q3 2010
20173MAN0	6,985,383	4,641,381		(2,344,002)	4,641,381	2,800,000	Q3 2010
36228CXF5	4,985,507	4,710,423		(275,084)	4,710,423	1,403,265	Q3 2010
361849R79	6,014,394	4,719,268		(1,295,126)	4,719,268	2,522,106	Q3 2010
52108MDS9	10,011,964	4,776,836		(5,235,128)	4,776,836	1,859,030	Q3 2010
46630EAL4	5,014,073	4,876,733		(137,340)	4,876,733	1,607,520	Q3 2010
46631BAN5	5,386,554	5,053,566		(332,988)	5,053,566	9,091,732	Q3 2010
61754JAM0	6,257,352	5,085,114		(1,172,238)	5,085,114	3,054,182	Q3 2010
92977RAK2	6,000,000	5,455,051		(544,949)	5,455,051	2,810,760	Q3 2010
03762CAB1	22,500,000	5,549,436		(16,950,564)	5,549,436	2,837,250	Q3 2010
50180JAJ4	12,276,489	5,571,591		(6,704,898)	5,571,591	4,764,503	Q3 2010
59022HJU7	11,674,617	5,635,576		(6,039,041)	5,635,576	6,285,333	Q3 2010
94352MAG3	8,691,868	6,629,095		(2,062,773)	6,629,095	2,198,400	Q3 2010
52108HF82	7,727,956	7,452,402		(275,554)	7,452,402	5,477,803	Q3 2010
46625MZG7	14,378,021	7,761,562		(6,616,459)	7,761,562	7,068,304	Q3 2010
20173QAM3	12,864,169	7,933,958		(4,930,211)	7,933,958	4,574,089	Q3 2010
92977QAM0	9,999,889	8,976,592		(1,023,297)	8,976,592	7,785,280	Q3 2010
17310MAQ3	10,917,564	9,677,098		(1,240,466)	9,677,098	3,092,280	Q3 2010
55312VAR9	12,830,377	9,851,955		(2,978,422)	9,851,955	7,430,873	Q3 2010
14986DAR1	12,388,126	10,206,673		(2,181,453)	10,206,673	4,876,652	Q3 2010
92978MAL0	10,891,007	10,594,077		(296,930)	10,594,077	6,121,980	Q3 2010
760985XK2	11,177,627	10,796,094		(381,533)	10,796,094	5,812,531	Q3 2010
61750HAK2	12,037,386	11,184,732		(852,654)	11,184,732	4,961,112	Q3 2010
92978TAK7	14,624,706	11,979,384		(2,645,322)	11,979,384	6,905,860	Q3 2010
81375WHJ8	14,316,870	13,476,996		(839,874)	13,476,996	6,308,833	Q3 2010
22545YAN1	18,819,647	14,484,539		(4,335,108)	14,484,539	5,107,725	Q3 2010
36242DDD2	14,949,165	14,918,720		(30,445)	14,918,720	13,206,450	Q3 2010
46629YAL3	18,836,677	16,076,405		(2,760,272)	16,076,405	7,588,238	Q3 2010
61749EAE7	18,695,577	18,367,862		(327,715)	18,367,862	14,629,965	Q3 2010
36228CYQ0	19,061,878	18,417,176		(644,702)	18,417,176	10,564,431	Q3 2010
03762CAE5	20,000,000	19,175,412		(824,588)	19,175,412	4,278,000	Q3 2010
55312TAG8	20,068,059	20,027,948		(40,111)	20,027,948	9,761,480	Q3 2010
36298JAA1	24,766,309	22,359,588		(2,406,721)	22,359,588	13,478,365	Q3 2010
59022KAK1	27,077,048	22,595,965		(4,481,083)	22,595,965	15,713,334	Q3 2010
87222PAE3	28,206,921	26,236,469		(1,970,452)	26,236,469	17,684,360	Q3 2010
525221EB9	28,731,701	27,779,667		(952,034)	27,779,667	21,675,300	Q3 2010
36242DSS3	27,998,997	27,925,439		(73,558)	27,925,439	24,350,900	Q3 2010
52522HAL6	32,497,160	30,700,898		(1,796,262)	30,700,898	19,912,720	Q3 2010
337925CP4	708,577	—	*	(708,577)	—	681,596	Q3 2010
337925CZ2	610,176	—	*	(610,176)	—	548,633	Q3 2010
337925DL2	473,971	—	*	(473,971)	—	461,740	Q3 2010
337925EG2	1,044,691	—	*	(1,044,691)	—	714,399	Q3 2010
337925EH0	474,932	—	*	(474,932)	—	422,913	Q3 2010
337925EU1	1,214,988	—	*	(1,214,988)	—	1,178,254	Q3 2010
337925CA7	428,760	—	*	(428,760)	—	428,944	Q3 2010
42332QAN3	184	—	*	(184)	—	1	Q3 2010
46625MZH5	973,556	—	*	(973,556)	—	647,412	Q3 2010
50180JAR6	37,891	—	*	(37,891)	—	840,000	Q3 2010
50180JAM7	191,908	—	*	(191,908)	—	1,700,000	Q3 2010
50180CAW0	348,525	—	*	(348,525)	—	647,640	Q3 2010
493553AY7	303,149	—	*	(303,149)	—	297,426	Q3 2010
493553AW1	1,010,735	—	*	(1,010,735)	—	999,320	Q3 2010
362332AN8	398,583	—	*	(398,583)	—	500,000	Q3 2010
22544QAN9	271,620	—	*	(271,620)	—	2,556,246	Q3 2010
07388RAP2	93,508	—	*	(93,508)	—	520,000	Q3 2010
291701CS7	357,217	—	*	(357,217)	—	340,483	Q3 2010

TIAA-CREF Separate Account VA-1 ■ Statement of Additional Information	B-71

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
337937AK2	$555,930	$—	*	$(555,930)	$—	$722,709	Q3 2010
291701CR9	246,063	—	*	(246,063)	—	240,943	Q3 2010
291701CN8	843,207	—	*	(843,207)	—	871,099	Q3 2010
225458SA7	2,727,617	—	*	(2,727,617)	—	2,663,768	Q3 2010
22544QAP4	60,547	—	*	(60,547)	—	1,334,085	Q3 2010
36246LAH4	9,403,620	—	²	(943,600)	8,460,020	8,460,020	Q3 2010
74040KAC6	3,935,934	—	²	(934,784)	3,001,150	3,001,150	Q3 2010
55313KAJ0	7,044,613	—	²	(3,901,296)	3,143,317	3,143,317	Q3 2010
76110H5M7	85,551	57,121		(28,430)	57,121	102,751	Q3 2010
74951PEA2	515,299	501,141		(14,157)	501,141	383,289	Q3 2010
05948KLA5	794,663	789,904		(4,759)	789,904	958,430	Q3 2010
12669DN87	1,039,821	851,895		(187,926)	851,895	1,283,223	Q3 2010
76110HSH3	1,655,812	1,148,317		(507,495)	1,148,317	616,643	Q3 2010
12667FR98	1,634,046	1,588,689		(45,357)	1,588,689	1,372,774	Q3 2010
76110HHB8	2,172,936	1,711,873		(461,063)	1,711,873	1,619,613	Q3 2010
52521RAS0	2,357,220	1,999,845		(357,375)	1,999,845	1,262,735	Q3 2010
12669E4W3	2,775,166	2,218,359		(556,807)	2,218,359	2,657,258	Q3 2010
05949AA67	2,301,179	2,246,111		(55,068)	2,246,111	3,101,032	Q3 2010
76110HNQ8	2,978,792	2,836,486		(142,307)	2,836,486	1,900,872	Q3 2010
251510CY7	4,008,391	3,877,663		(130,728)	3,877,663	2,457,374	Q3 2010
12669DN79	4,281,079	3,932,407		(348,672)	3,932,407	2,303,428	Q3 2010
76110HQS1	4,582,481	4,359,220		(223,261)	4,359,220	3,995,766	Q3 2010
05948KKZ1	4,469,511	4,442,425		(27,086)	4,442,425	3,137,443	Q3 2010
576434JM7	5,523,783	5,415,092		(108,691)	5,415,092	3,306,110	Q3 2010
12667GUG6	6,076,219	5,956,519		(119,700)	5,956,519	5,270,371	Q3 2010
76110HSG5	6,261,452	6,042,010		(219,442)	6,042,010	3,928,811	Q3 2010
32051GFL4	7,399,409	7,313,027		(86,382)	7,313,027	5,749,581	Q3 2010
12667FW92	7,483,674	7,461,412		(22,262)	7,461,412	7,874,328	Q3 2010
05948KF38	7,700,164	7,591,408		(108,757)	7,591,408	7,856,195	Q3 2010
94984XAD2	7,777,291	7,755,115		(22,176)	7,755,115	4,252,391	Q3 2010
949837BK3	8,529,969	8,512,962		(17,007)	8,512,962	6,582,888	Q3 2010
12544RAL2	8,654,164	8,581,480		(72,684)	8,581,480	6,388,110	Q3 2010
12669EL95	8,835,696	8,797,872		(37,823)	8,797,872	6,601,090	Q3 2010
12669G5U1	9,025,626	8,841,996		(183,630)	8,841,996	8,322,040	Q3 2010
12669EWY8	9,139,220	8,891,603		(247,617)	8,891,603	6,957,959	Q3 2010
16165TBJ1	9,471,606	9,310,541		(161,065)	9,310,541	7,319,370	Q3 2010
94984XAB6	9,405,896	9,378,147		(27,748)	9,378,147	5,127,610	Q3 2010
12543TAD7	9,547,555	9,470,080		(77,475)	9,470,080	7,959,480	Q3 2010
76110HHA0	9,694,151	9,529,147		(165,003)	9,529,147	7,251,752	Q3 2010
17312FAD5	9,815,809	9,806,180		(9,629)	9,806,180	8,066,300	Q3 2010
362669AQ6	10,010,325	9,998,147		(12,178)	9,998,147	7,466,551	Q3 2010
05948KP37	10,530,359	10,456,348		(74,011)	10,456,348	8,709,566	Q3 2010
46627MAC1	10,932,249	10,874,923		(57,326)	10,874,923	6,533,115	Q3 2010
94984XAM2	11,873,049	11,838,358		(34,691)	11,838,358	7,959,049	Q3 2010
12667FYZ2	13,543,516	12,153,503		(1,390,013)	12,153,503	5,378,866	Q3 2010
45660LPD5	13,630,938	13,535,779		(95,159)	13,535,779	10,422,789	Q3 2010
76114DAE4	14,403,332	14,158,910		(244,422)	14,158,910	13,090,774	Q3 2010
12667GKE2	14,381,868	14,217,499		(164,369)	14,217,499	12,474,020	Q3 2010
12669YAX0	14,609,899	14,474,708		(135,191)	14,474,708	7,351,063	Q3 2010
170255AS2	14,686,766	14,580,345		(106,421)	14,580,345	12,626,625	Q3 2010
36185MEG3	14,702,269	14,698,050		(4,219)	14,698,050	13,749,795	Q3 2010
12669YAH5	15,042,278	14,902,664		(139,614)	14,902,664	11,353,622	Q3 2010
12543UAE2	14,985,389	14,972,823		(12,566)	14,972,823	13,808,141	Q3 2010
46628YBP4	15,292,671	15,243,202		(49,469)	15,243,202	10,564,104	Q3 2010
12544DAQ2	15,349,276	15,280,254		(69,022)	15,280,254	10,370,642	Q3 2010
94985LAD7	15,362,213	15,357,526		(4,687)	15,357,526	11,807,387	Q3 2010

B-72	Statement of Additional Information ■ TIAA-CREF Separate Account VA-1

continued

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
94983BAP4	$15,420,761	$15,412,865		$(7,897)	$15,412,865	$12,098,625	Q3 2010
02151NBA9	15,606,580	15,520,065		(86,515)	15,520,065	12,120,095	Q3 2010
17025AAB8	16,283,347	15,828,040		(455,307)	15,828,040	16,699,980	Q3 2010
05948KC98	17,319,534	17,277,034		(42,499)	17,277,034	14,358,801	Q3 2010
05948KF20	17,618,032	17,564,850		(53,182)	17,564,850	15,131,075	Q3 2010
749577AL6	18,139,489	18,074,251		(65,238)	18,074,251	10,410,837	Q3 2010
02148YAD6	18,639,155	18,554,515		(84,640)	18,554,515	17,726,264	Q3 2010
12667GFT5	18,726,582	18,576,104		(150,477)	18,576,104	13,843,487	Q3 2010
12669YAF9	19,610,253	19,399,149		(211,104)	19,399,149	10,066,709	Q3 2010
949837BE7	19,849,775	19,801,904		(47,870)	19,801,904	15,333,220	Q3 2010
12667GW74	19,818,397	19,813,092		(5,305)	19,813,092	15,345,380	Q3 2010
12667F5Z4	21,428,561	21,294,549		(134,012)	21,294,549	17,673,695	Q3 2010
12544DAK5	21,491,809	21,405,725		(86,084)	21,405,725	16,578,519	Q3 2010
02149HAK6	21,864,991	21,660,002		(204,989)	21,660,002	20,699,706	Q3 2010
94985WAP6	21,974,515	21,939,669		(34,846)	21,939,669	19,201,255	Q3 2010
12667GQA4	22,343,996	22,294,347		(49,649)	22,294,347	16,792,289	Q3 2010
02148FAW5	24,307,551	23,980,519		(327,032)	23,980,519	19,215,067	Q3 2010
12667F7D1	24,953,037	24,876,150		(76,887)	24,876,150	19,505,863	Q3 2010
949837CC0	25,539,157	25,444,549		(94,608)	25,444,549	19,255,931	Q3 2010
74958BAH5	25,685,855	25,561,877		(123,978)	25,561,877	18,927,974	Q3 2010
16163BAP9	28,686,716	28,528,270		(158,446)	28,528,270	23,782,605	Q3 2010
94985JCA6	28,644,151	28,584,900		(59,251)	28,584,900	25,770,990	Q3 2010
46628YBK5	29,077,252	29,054,422		(22,830)	29,054,422	14,702,251	Q3 2010
94985JBR0	29,257,811	29,169,352		(88,458)	29,169,352	13,110,447	Q3 2010
12667GLE1	29,623,764	29,503,475		(120,289)	29,503,475	24,393,453	Q3 2010
12544LAK7	30,863,683	30,752,256		(111,427)	30,752,256	27,918,624	Q3 2010
02151FAD1	35,662,487	35,631,440		(31,047)	35,631,440	26,756,800	Q3 2010
94984HAC9	37,354,109	36,448,626		(905,483)	36,448,626	32,702,779	Q3 2010
74957XAF2	36,832,899	36,774,560		(58,339)	36,774,560	28,287,752	Q3 2010
94985WBL4	36,958,147	36,857,659		(100,488)	36,857,659	27,838,397	Q3 2010
17025JAB9	37,271,990	36,891,974		(380,015)	36,891,974	34,077,959	Q3 2010
12545CAU4	37,511,851	37,191,320		(320,531)	37,191,320	34,835,400	Q3 2010
12667F2J3	39,544,156	39,164,430		(379,725)	39,164,430	32,915,608	Q3 2010
161631AV8	40,692,742	40,504,204		(188,539)	40,504,204	32,871,977	Q3 2010
12543UAD4	42,273,632	42,132,737		(140,895)	42,132,737	23,735,250	Q3 2010
02147QAE2	43,134,015	42,336,150		(797,865)	42,336,150	37,748,150	Q3 2010
12670AAF8	45,917,985	45,587,433		(330,552)	45,587,433	37,380,393	Q3 2010
12544AAC9	48,512,531	48,193,800		(318,731)	48,193,800	28,169,900	Q3 2010
94985JAB6	48,450,962	48,327,700		(123,262)	48,327,700	30,442,250	Q3 2010
74958EAD8	48,969,169	48,804,200		(164,969)	48,804,200	41,046,800	Q3 2010
12667GJR5	50,995,614	50,818,362		(177,252)	50,818,362	37,041,360	Q3 2010
94985RAP7	61,403,193	61,264,640		(138,553)	61,264,640	44,305,600	Q3 2010
12667GFB4	66,405,357	66,349,512		(55,845)	66,349,512	52,004,355	Q3 2010
12667GBA0	67,787,544	67,607,741		(179,803)	67,607,741	51,342,736	Q3 2010
949837AF5	68,594,272	68,455,886		(138,386)	68,455,886	41,453,035	Q3 2010
94985WAQ4	72,997,980	72,781,248		(216,732)	72,781,248	57,469,842	Q3 2010
94986AAC2	110,671,126	110,256,395		(414,731)	110,256,395	97,475,610	Q3 2010
05948KF38	8,102,922	8,008,653		(94,269)	8,008,653	7,523,260	Q3 2010
02660TFM0	10,000,000	9,111,833		(888,167)	9,111,833	5,875,731	Q2 2010
05947UJV1	230,773	—		(230,773)	—	250,062	Q2 2010
05947UWD6	3,887	—	*	(3,887)	—	17	Q2 2010
38500XAL6	19,569,620	1,200,000		(18,369,620)	1,200,000	1,200,000	Q2 2010
38500XAM4	1,390,890	—	*	(1,390,890)	—	180,390	Q2 2010
525221JV0	1,204,722	1,143,027		(61,695)	1,143,027	1,389,414	Q2 2010
61749EAE7	20,521,789	19,037,308		(1,484,481)	19,037,308	16,444,615	Q2 2010
02147QAE2	43,607,310	43,250,000		(357,310)	43,250,000	36,456,645	Q2 2010

TIAA-CREF Separate Account VA-1 ■ Statement of Additional Information	B-73

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
02148FAW5	$24,764,882	$24,744,699	$(20,183)	$24,744,699	$18,944,847	Q2 2010
02148YAD6	18,959,037	18,754,083	(204,954)	18,754,083	17,217,844	Q2 2010
02149HAK6	22,147,214	21,909,031	(238,183)	21,909,031	20,032,454	Q2 2010
02151CBD7	25,594,706	25,322,620	(272,086)	25,322,620	21,171,746	Q2 2010
02151FAD1	36,260,450	35,708,000	(552,450)	35,708,000	25,848,640	Q2 2010
05948KB65	9,775,591	9,767,580	(8,011)	9,767,580	6,880,762	Q2 2010
05948KC98	17,486,605	17,465,528	(21,077)	17,465,528	13,745,026	Q2 2010
05948KF20	17,769,200	17,751,754	(17,446)	17,751,754	15,634,741	Q2 2010
05948KKZ1	4,669,696	4,553,585	(116,111)	4,553,585	3,037,480	Q2 2010
05948KLA5	943,050	848,321	(94,729)	848,321	925,782	Q2 2010
05948KP37	10,605,841	10,530,759	(75,082)	10,530,759	8,290,079	Q2 2010
05949AMP2	840,574	727,190	(113,384)	727,190	1,437,741	Q2 2010
12543UAD4	42,348,982	42,321,343	(27,639)	42,321,343	22,970,474	Q2 2010
12543UAE2	15,120,338	15,014,740	(105,598)	15,014,740	8,284,514	Q2 2010
12543XAD8	24,672,024	24,630,000	(42,024)	24,630,000	18,013,338	Q2 2010
12544DAK5	21,554,275	21,486,386	(67,889)	21,486,386	15,740,814	Q2 2010
12544DAQ2	15,401,721	15,360,128	(41,593)	15,360,128	10,058,344	Q2 2010
12544LAK7	30,938,839	30,854,400	(84,439)	30,854,400	26,452,928	Q2 2010
12544RAL2	8,678,575	8,663,000	(15,575)	8,663,000	6,057,710	Q2 2010
12545CAU4	37,809,701	37,548,000	(261,701)	37,548,000	32,720,240	Q2 2010
12667F7D1	25,272,217	25,220,610	(51,607)	25,220,610	19,089,165	Q2 2010
12667FMJ1	18,249,039	16,795,987	(1,453,052)	16,795,987	9,771,574	Q2 2010
12667FR98	2,402,990	1,819,641	(583,349)	1,819,641	1,365,102	Q2 2010
12667FYZ2	14,897,374	13,912,931	(984,443)	13,912,931	5,145,385	Q2 2010
12667G8B2	87,218	68,304	(18,914)	68,304	177,785	Q2 2010
12667GBA0	68,402,008	68,282,640	(119,368)	68,282,640	50,138,543	Q2 2010
12667GFB4	67,048,513	66,949,823	(98,690)	66,949,823	50,786,923	Q2 2010
12667GFT5	18,766,761	18,741,443	(25,318)	18,741,443	13,010,285	Q2 2010
12667GJG9	16,197,696	16,150,982	(46,714)	16,150,982	11,650,232	Q2 2010
12667GJR5	50,615,994	50,483,550	(132,444)	50,483,550	35,617,692	Q2 2010
12667GKE2	14,577,494	14,515,865	(61,629)	14,515,865	7,914,878	Q2 2010
12667GLE1	29,905,071	29,881,712	(23,359)	29,881,712	23,880,078	Q2 2010
12667GQA4	22,506,298	22,460,394	(45,904)	22,460,394	16,292,248	Q2 2010
12667GUG6	6,374,893	6,339,105	(35,788)	6,339,105	5,439,295	Q2 2010
12667GW74	19,961,817	19,886,000	(75,817)	19,886,000	14,816,578	Q2 2010
12668AAG0	17,380,632	17,270,938	(109,694)	17,270,938	16,458,570	Q2 2010
126694JS8	27,851,078	27,774,433	(76,645)	27,774,433	11,456,916	Q2 2010
12669DN79	4,405,292	4,358,244	(47,048)	4,358,244	2,268,827	Q2 2010
12669DN87	1,232,118	1,116,045	(116,073)	1,116,045	1,266,465	Q2 2010
12669E4W3	2,888,994	2,881,803	(7,191)	2,881,803	2,594,890	Q2 2010
12669YAF9	19,667,671	19,608,000	(59,671)	19,608,000	9,585,698	Q2 2010
12669YAH5	15,357,306	15,079,800	(277,506)	15,079,800	10,946,251	Q2 2010
12669YAX0	14,918,393	14,647,080	(271,313)	14,647,080	6,992,192	Q2 2010
161631AV8	40,839,369	40,694,486	(144,883)	40,694,486	31,252,349	Q2 2010
16163BAP9	28,792,721	28,700,550	(92,171)	28,700,550	23,400,306	Q2 2010
170255AS2	14,759,899	14,701,500	(58,399)	14,701,500	11,982,225	Q2 2010
17025AAB8	16,181,831	16,172,000	(9,831)	16,172,000	14,520,234	Q2 2010
17307G4H8	8,933,129	8,323,160	(609,969)	8,323,160	6,853,426	Q2 2010
17312FAD5	9,835,339	9,813,000	(22,339)	9,813,000	7,749,916	Q2 2010
251510ET6	3,857,397	3,772,604	(84,793)	3,772,604	1,528,953	Q2 2010
32051GDH5	3,252,876	1,786,149	(1,466,727)	1,786,149	3,463,472	Q2 2010
32051GFL4	7,483,229	7,445,103	(38,126)	7,445,103	5,640,328	Q2 2010
32051GVL6	25,285,339	24,685,122	(600,217)	24,685,122	20,274,599	Q2 2010
36185MEG3	14,806,237	14,698,500	(107,737)	14,698,500	13,133,460	Q2 2010
3622MPAN8	28,614,151	28,411,588	(202,563)	28,411,588	23,067,594	Q2 2010
362669AQ6	10,054,269	10,017,389	(36,880)	10,017,389	7,067,147	Q2 2010

B-74	Statement of Additional Information ■ TIAA-CREF Separate Account VA-1

continued

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
45660LPD5	$13,629,843	$13,624,200		$(5,643)	$13,624,200	$9,771,779	Q2 2010
46628YBP4	15,318,147	15,300,702		(17,445)	15,300,702	10,182,346	Q2 2010
52521RAS0	2,469,848	2,467,918		(1,930)	2,467,918	1,344,928	Q2 2010
576434JM7	5,886,943	5,653,674		(233,269)	5,653,674	3,250,454	Q2 2010
576434SW5	8,120,545	7,355,638		(764,907)	7,355,638	6,446,802	Q2 2010
74951PEA2	597,326	543,209		(54,117)	543,209	436,786	Q2 2010
74957EAF4	38,358,479	38,293,596		(64,883)	38,293,596	31,920,863	Q2 2010
74957VAQ2	22,202,597	22,177,240		(25,357)	22,177,240	18,773,771	Q2 2010
749583AH3	10,118,223	10,072,116		(46,107)	10,072,116	4,455,192	Q2 2010
74958BAH5	25,784,859	25,728,036		(56,823)	25,728,036	18,448,619	Q2 2010
74958EAD8	49,154,795	48,980,000		(174,795)	48,980,000	39,845,220	Q2 2010
76110H5M7	91,144	90,400		(744)	90,400	99,457	Q2 2010
76110HHB8	2,928,571	2,269,149		(659,422)	2,269,149	1,574,575	Q2 2010
76110HNQ8	3,116,679	3,024,481		(92,198)	3,024,481	1,883,540	Q2 2010
76110HSG5	6,516,403	6,414,262		(102,141)	6,414,262	3,841,482	Q2 2010
76110HSH3	1,800,187	1,733,449		(66,738)	1,733,449	604,826	Q2 2010
761118PQ5	12,207,070	12,192,106		(14,964)	12,192,106	9,685,647	Q2 2010
94980KAQ5	547,902	379,172		(168,730)	379,172	609,386	Q2 2010
949837AF5	68,992,674	68,564,059		(428,615)	68,564,059	39,882,612	Q2 2010
949837BE7	19,954,665	19,833,968		(120,697)	19,833,968	14,590,502	Q2 2010
949837BK3	8,580,092	8,527,305		(52,787)	8,527,305	6,364,555	Q2 2010
949837CC0	25,681,333	25,528,998		(152,335)	25,528,998	18,373,777	Q2 2010
94984XAB6	9,481,753	9,414,256		(67,497)	9,414,256	5,064,834	Q2 2010
94984XAD2	7,840,833	7,784,280		(56,553)	7,784,280	4,191,274	Q2 2010
94984XAM2	11,969,285	11,883,922		(85,363)	11,883,922	7,797,417	Q2 2010
94985JAB6	48,678,798	48,455,000		(223,798)	48,455,000	29,726,700	Q2 2010
94985JBR0	29,415,431	29,263,940		(151,491)	29,263,940	12,762,503	Q2 2010
94985JCA6	28,823,651	28,677,000		(146,651)	28,677,000	24,438,870	Q2 2010
94985RAP7	61,723,029	61,427,200		(295,829)	61,427,200	44,165,632	Q2 2010
94985WAP6	22,493,083	22,415,762		(77,321)	22,415,762	19,308,138	Q2 2010
94985WAQ4	72,279,028	71,850,942		(428,086)	71,850,942	30,769,004	Q2 2010
94985WBL4	37,110,835	36,927,295		(183,540)	36,927,295	27,557,573	Q2 2010
94986AAC2	111,161,847	110,675,500		(486,347)	110,675,500	92,731,400	Q2 2010
059512AM5	26,404,034	—	²	(19,923,125)	6,480,909	6,480,909	Q2 2010
19075CAJ2	10,031,998	—	²	(5,248,178)	4,783,820	4,783,820	Q2 2010
19075CAK9	5,761,021	—	²	(385,711)	5,375,310	5,375,310	Q2 2010
19075CAN3	454,802	—	²	(4,802)	450,000	450,000	Q2 2010
36246LAH4	19,769,386	—	²	(9,647,006)	10,122,380	10,122,380	Q2 2010
36246LAJ0	17,703,838	—	²	(9,099,438)	8,604,400	8,604,400	Q2 2010
52108RAG7	28,021,097	—	²	(5,282,325)	22,738,772	22,738,772	Q2 2010
55313KAJ0	1,755,398	—	²	(84,954)	1,670,444	1,670,444	Q2 2010
55313KAJ0	1,789,364	—	²	(118,920)	1,670,444	1,670,444	Q2 2010
55313KAJ0	3,863,753	—	²	(105,254)	3,758,499	3,758,499	Q2 2010
61746WFS4	2,614,031	—	²	(104,456)	2,509,575	2,509,575	Q2 2010
92978YAK6	9,765,193	—	²	(5,334,123)	4,431,070	4,431,070	Q2 2010
92978YAN0	2,880,921	—	²	(222,411)	2,658,510	2,658,510	Q2 2010
92978YAT7	1,640,163	—	²	(265,163)	1,375,000	1,375,000	Q2 2010
00253CHY6	3,147,874	3,121,443		(26,431)	3,121,443	1,069,028	Q2 2010
03072SQV0	1,528,576	1,058,958		(469,618)	1,058,958	432,209	Q2 2010
03762AAG4	3,000,000	2,290,278		(709,722)	2,290,278	473,700	Q2 2010
03762CAC9	5,584,298	3,524,267		(2,060,031)	3,524,267	868,500	Q2 2010
03762CAD7	1,266,130	1,058,868		(207,262)	1,058,868	609,000	Q2 2010
03762GAC0	2,005,088	1,849,219		(155,869)	1,849,219	1,020,600	Q2 2010
05947UY28	3,872,411	3,536,539		(335,872)	3,536,539	2,304,160	Q2 2010
05950VAT7	5,719,149	1,716,939		(4,002,210)	1,716,939	684,000	Q2 2010
05950XAN6	8,880,703	113,574		(8,767,129)	113,574	5,829,948	Q2 2010

TIAA-CREF Separate Account VA-1 ■ Statement of Additional Information	B-75

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
07383F4H8	$4,215,294	$2,999,442	$(1,215,852)	$2,999,442	$2,092,997	Q2 2010
07383F6U7	5,012,020	4,551,163	(460,857)	4,551,163	2,193,960	Q2 2010
07387BEP4	4,526,623	2,598,305	(1,928,318)	2,598,305	1,022,967	Q2 2010
07387BEQ2	1,586,185	1,037,442	(548,743)	1,037,442	1,538,635	Q2 2010
07387BFZ1	2,845,351	2,806,498	(38,853)	2,806,498	994,117	Q2 2010
07387BGA5	1,043,338	704,201	(339,137)	704,201	475,037	Q2 2010
07388PAQ4	684,280	539,480	(144,800)	539,480	550,000	Q2 2010
07388RAK3	4,401,107	4,183,273	(217,834)	4,183,273	2,069,025	Q2 2010
07388RAL1	8,100,749	1,863,914	(6,236,835)	1,863,914	2,004,431	Q2 2010
07388RAM9	7,968,701	765,096	(7,203,605)	765,096	1,874,997	Q2 2010
07388RAN7	1,282,927	230,554	(1,052,373)	230,554	1,767,880	Q2 2010
07388RAP2	566,417	157,102	(409,315)	157,102	520,000	Q2 2010
07388VAL2	11,525,006	10,970,227	(554,779)	10,970,227	3,277,402	Q2 2010
07388YBE1	1,156,869	1,027,849	(129,020)	1,027,849	718,053	Q2 2010
12513YAL4	9,675,666	5,017,599	(4,658,067)	5,017,599	2,571,440	Q2 2010
12513YAM2	5,896,605	4,533,599	(1,363,006)	4,533,599	6,280,559	Q2 2010
12513YAP5	426,721	—	(426,721)	—	525,000	Q2 2010
126171AQ0	4,279,102	3,221,462	(1,057,640)	3,221,462	1,587,060	Q2 2010
126671R73	4,136,680	1,903,429	(2,233,251)	1,903,429	1,441,915	Q2 2010
14986DAR1	16,842,252	12,454,676	(4,387,576)	12,454,676	3,947,228	Q2 2010
14986DAT7	20,095,834	4,270,382	(15,825,452)	4,270,382	4,591,840	Q2 2010
161546DN3	629,467	370,153	(259,314)	370,153	352,676	Q2 2010
161546GN0	2,474,742	2,218,390	(256,352)	2,218,390	1,496,551	Q2 2010
161546HW9	2,109,796	1,916,133	(193,663)	1,916,133	877,420	Q2 2010
17310MAQ3	11,543,931	10,977,840	(566,091)	10,977,840	2,437,350	Q2 2010
17310MAS9	869,195	658,119	(211,076)	658,119	524,056	Q2 2010
190749AN1	454,683	—	(454,683)	—	334,555	Q2 2010
20047EAM4	17,809,954	2,262,744	(15,547,210)	2,262,744	7,551,052	Q2 2010
20047EAP7	1,939,562	86,050	(1,853,512)	86,050	4,187,072	Q2 2010
20173MAQ3	543,825	409,714	(134,111)	409,714	450,000	Q2 2010
20173QAN1	8,868,964	6,470,937	(2,398,027)	6,470,937	2,766,705	Q2 2010
20173QAQ4	1,819,040	1,504,220	(314,820)	1,504,220	964,680	Q2 2010
21075WBA2	1,992,829	1,695,008	(297,821)	1,695,008	1,755,083	Q2 2010
21075WCJ2	1,024,488	991,680	(32,808)	991,680	919,230	Q2 2010
22544QAK5	7,527,566	3,664,397	(3,863,169)	3,664,397	4,856,256	Q2 2010
22544QAM1	1,598,153	928,636	(669,517)	928,636	4,888,517	Q2 2010
22544QAN9	462,771	405,235	(57,536)	405,235	2,008,916	Q2 2010
22544QAP4	260,514	141,114	(119,400)	141,114	1,063,716	Q2 2010
22544QAQ2	432,694	—	(432,694)	—	1,627,740	Q2 2010
225458SA7	18,121,902	2,904,026	(15,217,876)	2,904,026	2,131,445	Q2 2010
225458SB5	9,869,737	—	(9,869,737)	—	1,281,595	Q2 2010
225470G80	9,885,679	9,314,838	(570,841)	9,314,838	3,586,580	Q2 2010
225470H22	829,081	674,362	(154,719)	674,362	930,776	Q2 2010
294751CV2	1,421,894	1,210,588	(211,306)	1,210,588	325,129	Q2 2010
361849K84	7,525,132	4,018,985	(3,506,147)	4,018,985	4,018,985	Q2 2010
361849K92	7,623,154	—	(7,623,154)	—	3,325,906	Q2 2010
361849S29	4,640,299	2,288,639	(2,351,660)	2,288,639	2,291,990	Q2 2010
36228CXK4	14,004,526	6,878,135	(7,126,391)	6,878,135	2,100,000	Q2 2010
3622MSAC6	935,442	768,560	(166,882)	768,560	450,000	Q2 2010
362332AT5	166,263	—	(166,263)	—	2,198,895	Q2 2010
36298JAA1	27,099,044	24,822,176	(2,276,868)	24,822,176	12,400,025	Q2 2010
36298JAC7	5,139,995	1,949,799	(3,190,196)	1,949,799	1,200,000	Q2 2010
42332QAN3	1,680,985	861,180	(819,805)	861,180	220,625	Q2 2010
449670FA1	1,137,158	989,132	(148,026)	989,132	824,067	Q2 2010
46625M2W8	1,190,469	1,035,452	(155,017)	1,035,452	172,779	Q2 2010
46625M2Y4	304,618	148,459	(156,159)	148,459	166,916	Q2 2010

B-76	Statement of Additional Information ■ TIAA-CREF Separate Account VA-1

continued

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
46625MQ85	$1,454,205	$1,055,723		$(398,482)	$1,055,723	$129,182	Q2 2010
46625MQ93	263,036	—	*	(263,036)	—	121,269	Q2 2010
46625MUJ6	3,233,936	2,328,338		(905,598)	2,328,338	915,605	Q2 2010
46625MZH5	1,098,149	973,556		(124,593)	973,556	600,519	Q2 2010
46625MZJ1	229,904	—	*	(229,904)	—	480,692	Q2 2010
46625YC68	1,920,693	1,211,550		(709,143)	1,211,550	801,566	Q2 2010
46625YQ63	5,852,943	4,691,374		(1,161,569)	4,691,374	2,214,827	Q2 2010
46625YQ89	1,091,980	539,080		(552,900)	539,080	1,126,233	Q2 2010
46625YQ97	652,152	415,318		(236,834)	415,318	1,398,630	Q2 2010
46628FAU5	4,912,849	4,049,667		(863,182)	4,049,667	1,006,440	Q2 2010
46629GAQ1	3,896,818	3,365,021		(531,797)	3,365,021	1,352,515	Q2 2010
46629PAU2	2,702,265	690,309		(2,011,956)	690,309	983,460	Q2 2010
46629YAM1	13,707,049	8,592,792		(5,114,257)	8,592,792	6,450,580	Q2 2010
46630AAC2	688,305	577,839		(110,466)	577,839	595,000	Q2 2010
46630AAG3	354,138	345,685		(8,453)	345,685	360,000	Q2 2010
46631BAM7	9,824,117	7,639,563		(2,184,554)	7,639,563	3,573,100	Q2 2010
46631BAN5	20,305,019	5,730,812		(14,574,207)	5,730,812	8,501,437	Q2 2010
46631BAP0	3,520,588	2,243,276		(1,277,312)	2,243,276	3,436,631	Q2 2010
46632HAQ4	644,565	523,138		(121,427)	523,138	487,451	Q2 2010
46632HAR2	1,000,083	789,774		(210,309)	789,774	968,281	Q2 2010
50179AAM9	2,402,327	1,391,550		(1,010,777)	1,391,550	480,000	Q2 2010
50180CAM2	2,358,833	2,090,558		(268,275)	2,090,558	1,991,243	Q2 2010
50180JAK1	20,070,456	17,763,790		(2,306,666)	17,763,790	4,400,140	Q2 2010
50180JAL9	3,748,058	176,580		(3,571,478)	176,580	840,000	Q2 2010
50180JAM7	1,106,615	432,446		(674,169)	432,446	1,700,000	Q2 2010
50180JAR6	308,480	212,024		(96,456)	212,024	840,000	Q2 2010
52108HV76	5,010,652	4,725,295		(285,357)	4,725,295	1,674,835	Q2 2010
52108HZ80	4,919,590	1,306,664		(3,612,926)	1,306,664	1,793,141	Q2 2010
52108MDU4	2,403,634	1,590,363		(813,271)	1,590,363	977,760	Q2 2010
52108MGC1	4,348,789	3,833,542		(515,247)	3,833,542	923,270	Q2 2010
52108MGD9	4,934,933	577,539		(4,357,394)	577,539	497,400	Q2 2010
52108RCK6	6,079,350	2,445,872		(3,633,478)	2,445,872	853,528	Q2 2010
525221JV0	1,204,722	1,143,027		(61,695)	1,143,027	1,219,341	Q2 2010
52522HAL6	33,516,549	32,632,083		(884,466)	32,632,083	18,025,164	Q2 2010
53944MAC3	589,299	230,382		(358,917)	230,382	420,000	Q2 2010
55312TAH6	7,043,679	4,110,302		(2,933,377)	4,110,302	2,912,630	Q2 2010
55312VAR9	19,759,184	12,962,511		(6,796,673)	12,962,511	5,571,293	Q2 2010
55312YAH5	7,938,163	7,162,925		(775,238)	7,162,925	4,310,000	Q2 2010
55312YAJ1	1,059,807	891,680		(168,127)	891,680	2,550,000	Q2 2010
55313KAH4	9,999,723	8,754,244		(1,245,479)	8,754,244	4,566,120	Q2 2010
59022HBX9	10,266,655	10,211,952		(54,703)	10,211,952	4,731,891	Q2 2010
59023BAN4	1,021,114	1,018,056		(3,058)	1,018,056	770,000	Q2 2010
60687UAM9	3,361,402	2,705,553		(655,849)	2,705,553	1,074,526	Q2 2010
60687VAN5	32,425	27,267		(5,158)	27,267	749,891	Q2 2010
617451FW4	3,284,135	3,248,440		(35,695)	3,248,440	549,494	Q2 2010
61745M6T5	6,514,086	5,299,526		(1,214,560)	5,299,526	2,651,250	Q2 2010
61745MX57	2,849,974	2,608,523		(241,451)	2,608,523	1,120,443	Q2 2010
61749MAG4	108,945	92,067		(16,878)	92,067	345,736	Q2 2010
61750HAN6	2,178,763	1,209,245		(969,518)	1,209,245	753,703	Q2 2010
61750YAF6	32,430,105	32,248,898		(181,207)	32,248,898	26,973,444	Q2 2010
61751NAQ5	1,387,727	864,604		(523,123)	864,604	805,440	Q2 2010
61751NAR3	714,999	378,635		(336,364)	378,635	400,000	Q2 2010
61751XAJ9	3,806,023	1,176,416		(2,629,607)	1,176,416	2,239,730	Q2 2010
61751XAK6	991,153	807,197		(183,956)	807,197	2,016,340	Q2 2010
61751XAL4	287,819	225,267		(62,552)	225,267	687,532	Q2 2010
61754KAP0	2,678,454	2,541,397		(137,057)	2,541,397	3,684,741	Q2 2010

TIAA-CREF Separate Account VA-1 ■ Statement of Additional Information	B-77

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
643529AD2	$12,102,280	$11,103,196		$(999,084)	$11,103,196	$8,263,928	Q2 2010
74438WAN6	1,082,617	400,684		(681,933)	400,684	35,420	Q2 2010
760985YY1	831,763	605,023		(226,740)	605,023	143,230	Q2 2010
76110WRX6	1,417,999	758,223		(659,776)	758,223	583,292	Q2 2010
86359B4V0	21,641,235	20,762,501		(878,734)	20,762,501	14,349,507	Q2 2010
86359DMX2	49,984,375	47,927,368		(2,057,007)	47,927,368	32,510,440	Q2 2010
87222PAE3	29,238,524	28,382,087		(856,437)	28,382,087	15,820,916	Q2 2010
92977QAM0	20,053,514	10,149,716		(9,903,798)	10,149,716	5,842,480	Q2 2010
92978MAL0	11,091,220	10,867,453		(223,767)	10,867,453	4,429,080	Q2 2010
92978MAN6	7,874,789	1,282,000		(6,592,789)	1,282,000	5,840,200	Q2 2010
92978MAT3	130,171	—		(130,171)	—	435,680	Q2 2010
92978TAK7	20,062,978	14,704,038		(5,358,940)	14,704,038	5,308,880	Q2 2010
92978TAL5	22,273,467	4,978,080		(17,295,387)	4,978,080	6,427,860	Q2 2010
92978TAM3	5,018,168	4,288,449		(729,719)	4,288,449	5,558,910	Q2 2010
93934DAR8	63,646	54,032		(9,614)	54,032	44,885	Q2 2010
94352LAA8	753,269	703,329		(49,940)	703,329	780,244	Q2 2010
94352MAG3	10,000,000	8,713,521		(1,286,479)	8,713,521	2,076,900	Q2 2010
939344AN7	6,065,430	—	²	(1,272,720)	4,792,710	4,792,710	Q2 2010
36246LAH4	10,122,380	—	²	(718,760)	9,403,620	9,403,620	Q2 2010
52108RAG7	22,738,772	—	²	(1,975,596)	20,763,176	20,763,176	Q2 2010
55313KAJ0	7,099,387	—	²	(54,774)	7,044,613	7,044,613	Q2 2010
61746WFS4	2,509,576	—	²	(80,894)	2,428,682	2,428,682	Q2 2010
92978YAK6	4,431,070	—	²	(1,091,120)	3,339,950	3,339,950	Q2 2010
92978YAN0	2,658,510	—	²	(314,085)	2,344,425	2,344,425	Q2 2010
00253CHK6	2,245,378	1,955,804		(289,574)	1,955,804	1,174,423	Q1 2010
74040KAC6	6,795,019	—	²	(2,859,085)	3,935,934	3,935,934	Q1 2010
03702YAC4	25,200	—	²	(10,800)	14,400	14,400	Q1 2010
55312TAR4	650,808	—	²	(165,128)	485,680	485,680	Q1 2010
00253CHZ3	1,380,622	1,351,331		(29,291)	1,351,331	674,212	Q1 2010
02147QAE2	45,092,898	43,634,925		(1,457,973)	43,634,925	35,987,230	Q1 2010
02148FAW5	26,144,301	25,008,260		(1,136,041)	25,008,260	18,776,720	Q1 2010
02148YAD6	19,568,230	18,986,984		(581,246)	18,986,984	17,070,532	Q1 2010
02149HAK6	23,392,360	22,157,145		(1,235,215)	22,157,145	19,738,678	Q1 2010
02151CBD7	27,542,769	25,854,585		(1,688,184)	25,854,585	23,165,668	Q1 2010
02151FAD1	37,054,586	36,269,400		(785,186)	36,269,400	25,475,656	Q1 2010
02151NBA9	17,316,643	15,671,369		(1,645,274)	15,671,369	8,688,977	Q1 2010
03072SQV0	2,402,016	1,539,826		(862,190)	1,539,826	447,980	Q1 2010
036510AB1	2,640,442	2,216,364		(424,078)	2,216,364	502,060	Q1 2010
03762CAC9	9,000,000	5,654,271		(3,345,729)	5,654,271	1,626,300	Q1 2010
03762CAD7	6,000,000	1,372,918		(4,627,082)	1,372,918	1,165,200	Q1 2010
03762GAC0	10,500,000	2,177,454		(8,322,546)	2,177,454	2,088,450	Q1 2010
03762GAE6	2,700,000	374,568		(2,325,432)	374,568	610,740	Q1 2010
05947UMP0	220,115	—	*	(220,115)	—	268,157	Q1 2010
05947UMQ8	40,439	—	*	(40,439)	—	7,346	Q1 2010
05947UVZ8	318,015	298,794		(19,221)	298,794	11,341	Q1 2010
05947UWA2	160,955	—	*	(160,955)	—	5,670	Q1 2010
05947UWB0	38,213	—	*	(38,213)	—	11	Q1 2010
05947UWC8	37,462	—	*	(37,462)	—	11	Q1 2010
05947UY28	4,010,191	3,876,118		(134,073)	3,876,118	2,551,720	Q1 2010
05947UY51	7,831,831	68,014		(7,763,817)	68,014	4,118,618	Q1 2010
05947UY77	9,757,427	86,694		(9,670,733)	86,694	2,848,530	Q1 2010
05948KB65	9,967,742	9,779,206		(188,536)	9,779,206	6,793,636	Q1 2010
05948KC98	17,655,061	17,488,890		(166,171)	17,488,890	13,601,691	Q1 2010
05948KF20	17,999,982	17,770,893		(229,089)	17,770,893	15,539,459	Q1 2010
05948KLA5	1,682,897	966,410		(716,487)	966,410	922,443	Q1 2010
05948KP37	10,677,570	10,605,671		(71,899)	10,605,671	8,190,960	Q1 2010

B-78	Statement of Additional Information ■ TIAA-CREF Separate Account VA-1

continued

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
05949AA67	$4,729,113	$2,495,578	$(2,233,535)	$2,495,578	$3,005,167	Q1 2010
05949AA75	255,894	251,887	(4,007)	251,887	430,578	Q1 2010
05949AM23	1,731,479	910,147	(821,332)	910,147	1,872,146	Q1 2010
05949AM31	358,619	174,351	(184,268)	174,351	328,060	Q1 2010
05949AMN7	6,185,487	5,227,430	(958,057)	5,227,430	4,028,445	Q1 2010
05949AMP2	2,112,024	867,709	(1,244,315)	867,709	1,432,633	Q1 2010
05949TBF5	19,631,054	19,565,964	(65,090)	19,565,964	16,488,408	Q1 2010
059500AM0	223,440	187,083	(36,357)	187,083	223,440	Q1 2010
05950XAN6	12,038,356	8,926,103	(3,112,253)	8,926,103	5,155,668	Q1 2010
059511AM7	1,289,986	1,249,704	(40,282)	1,249,704	1,392,444	Q1 2010
059511AS4	1,188,469	1,011,351	(177,118)	1,011,351	1,314,724	Q1 2010
059511AU9	1,414,062	1,236,027	(178,035)	1,236,027	1,730,310	Q1 2010
07383F5T1	4,790,399	4,327,654	(462,745)	4,327,654	1,797,485	Q1 2010
07387BGA5	1,400,027	1,067,771	(332,256)	1,067,771	394,127	Q1 2010
07388RAN7	2,618,137	1,403,761	(1,214,376)	1,403,761	1,527,310	Q1 2010
07388RAP2	923,296	652,661	(270,635)	652,661	585,000	Q1 2010
07388YBC5	1,667,650	1,652,127	(15,523)	1,652,127	1,013,894	Q1 2010
07388YBE1	1,280,301	1,239,645	(40,656)	1,239,645	651,277	Q1 2010
12513YAL4	10,033,170	9,682,091	(351,079)	9,682,091	2,297,280	Q1 2010
12513YAM2	16,421,411	6,213,015	(10,208,396)	6,213,015	5,320,833	Q1 2010
12513YAP5	668,265	489,748	(178,517)	489,748	550,000	Q1 2010
12513YAR1	10,266,538	114,284	(10,152,254)	114,284	4,599,900	Q1 2010
12543UAE2	15,131,563	15,127,220	(4,343)	15,127,220	8,170,711	Q1 2010
12543XAD8	24,797,903	24,672,225	(125,678)	24,672,225	18,039,990	Q1 2010
12544ABJ3	13,091,155	12,070,878	(1,020,277)	12,070,878	12,263,022	Q1 2010
12544DAK5	21,675,290	21,552,653	(122,637)	21,552,653	15,549,424	Q1 2010
12544DAQ2	15,572,064	15,404,221	(167,843)	15,404,221	9,926,487	Q1 2010
12558MBP6	4,464,218	2,194,447	(2,269,771)	2,194,447	1,602,262	Q1 2010
12566RAG6	38,921,572	36,322,540	(2,599,032)	36,322,540	29,557,714	Q1 2010
126378AG3	13,400,744	11,953,260	(1,447,484)	11,953,260	9,307,516	Q1 2010
126378AH1	14,653,389	13,107,947	(1,545,442)	13,107,947	8,948,331	Q1 2010
126670GR3	6,435,271	6,134,841	(300,430)	6,134,841	2,553,352	Q1 2010
126670QT8	3,567,630	3,532,757	(34,873)	3,532,757	1,735,609	Q1 2010
126671TW6	791,031	482,758	(308,273)	482,758	173,299	Q1 2010
12667F4N2	9,827,189	9,686,117	(141,072)	9,686,117	6,712,318	Q1 2010
12667F7D1	25,637,740	25,380,242	(257,498)	25,380,242	18,962,088	Q1 2010
12667FMJ1	19,236,952	18,352,895	(884,057)	18,352,895	9,673,785	Q1 2010
12667FR98	4,326,017	2,464,197	(1,861,820)	2,464,197	1,354,983	Q1 2010
12667FW92	8,268,058	8,092,925	(175,133)	8,092,925	8,186,958	Q1 2010
12667FYZ2	19,181,294	15,089,537	(4,091,757)	15,089,537	5,129,987	Q1 2010
12667G8B2	91,097	88,957	(2,140)	88,957	179,961	Q1 2010
12667GBA0	69,058,015	68,732,995	(325,020)	68,732,995	49,770,826	Q1 2010
12667GFB4	67,640,171	67,336,274	(303,897)	67,336,274	50,440,009	Q1 2010
12667GFT5	19,136,757	18,770,374	(366,383)	18,770,374	12,774,402	Q1 2010
12667GJG9	16,350,299	16,229,555	(120,744)	16,229,555	11,513,931	Q1 2010
12667GJR5	50,384,658	50,284,751	(99,907)	50,284,751	34,930,567	Q1 2010
12667GKE2	14,834,096	14,618,697	(215,399)	14,618,697	7,806,783	Q1 2010
12667GLE1	30,077,725	30,005,580	(72,145)	30,005,580	23,611,971	Q1 2010
12667GQA4	22,619,726	22,510,909	(108,817)	22,510,909	16,091,161	Q1 2010
12667GUG6	6,835,517	6,537,866	(297,651)	6,537,866	5,463,941	Q1 2010
12667GW74	20,027,382	19,963,420	(63,962)	19,963,420	14,633,914	Q1 2010
12668AAG0	18,586,413	17,911,328	(675,085)	17,911,328	16,654,665	Q1 2010
12668ASQ9	27,229,913	25,937,547	(1,292,366)	25,937,547	22,812,379	Q1 2010
12668ASR7	7,317,769	6,886,618	(431,151)	6,886,618	4,037,703	Q1 2010
12669DN79	4,528,692	4,471,443	(57,249)	4,471,443	2,271,979	Q1 2010
12669DN87	1,895,658	1,279,333	(616,325)	1,279,333	1,264,284	Q1 2010

TIAA-CREF Separate Account VA-1 ■ Statement of Additional Information	B-79

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
12669E4W3	$4,764,288	$2,964,336	$(1,799,952)	$2,964,336	$2,585,613	Q1 2010
12669EL95	9,268,819	9,039,136	(229,683)	9,039,136	6,425,375	Q1 2010
12669EWY8	9,536,306	9,367,430	(168,876)	9,367,430	6,773,222	Q1 2010
12669EWZ5	2,824,872	1,934,891	(889,981)	1,934,891	1,526,678	Q1 2010
12669G5U1	9,149,772	9,036,280	(113,492)	9,036,280	7,866,346	Q1 2010
12669YAH5	16,359,710	15,365,488	(994,222)	15,365,488	7,308,981	Q1 2010
12669YAX0	15,297,865	14,926,570	(371,295)	14,926,570	6,898,128	Q1 2010
14986DAT7	24,625,401	20,166,978	(4,458,423)	20,166,978	4,189,337	Q1 2010
152314DS6	1,127,221	801,232	(325,989)	801,232	430,502	Q1 2010
152314DT4	340,216	163,344	(176,872)	163,344	285,159	Q1 2010
161546DN3	737,959	631,245	(106,714)	631,245	383,371	Q1 2010
161546DP8	757,971	437,227	(320,744)	437,227	276,098	Q1 2010
161546EC6	1,632,334	737,755	(894,579)	737,755	775,601	Q1 2010
161546ED4	1,026,193	150,374	(875,819)	150,374	122,313	Q1 2010
161546ET9	1,741,926	805,218	(936,708)	805,218	460,741	Q1 2010
161546FK7	2,617,221	1,184,558	(1,432,663)	1,184,558	1,193,016	Q1 2010
161546FY7	2,174,201	1,131,814	(1,042,387)	1,131,814	901,447	Q1 2010
161546GN0	3,527,196	2,676,088	(851,108)	2,676,088	1,565,295	Q1 2010
161546HW9	2,319,369	2,179,089	(140,280)	2,179,089	914,234	Q1 2010
161546HX7	2,309,448	754,383	(1,555,065)	754,383	783,254	Q1 2010
161551FV3	428,801	168,509	(260,292)	168,509	139,347	Q1 2010
161551FW1	102,065	17,042	(85,023)	17,042	6,631	Q1 2010
16163BAP9	28,961,620	28,795,776	(165,844)	28,795,776	23,240,422	Q1 2010
16165LAG5	13,413,371	13,314,507	(98,864)	13,314,507	8,095,071	Q1 2010
16165TBJ1	10,243,892	9,600,706	(643,186)	9,600,706	7,029,679	Q1 2010
17025AAB8	16,388,366	16,154,460	(233,906)	16,154,460	14,346,748	Q1 2010
17307GVK1	11,149,554	10,299,526	(850,028)	10,299,526	7,870,632	Q1 2010
17309YAD9	19,148,250	16,770,460	(2,377,790)	16,770,460	12,633,390	Q1 2010
17310AAR7	32,435,381	32,363,117	(72,264)	32,363,117	21,929,096	Q1 2010
17312FAD5	9,848,853	9,834,560	(14,293)	9,834,560	7,686,453	Q1 2010
190749AN1	1,108,586	511,945	(596,641)	511,945	360,290	Q1 2010
19075CAL7	2,833,371	2,096,747	(736,624)	2,096,747	4,471,046	Q1 2010
19075CAM5	719,222	568,626	(150,596)	568,626	851,135	Q1 2010
19075CAN3	556,895	476,463	(80,432)	476,463	500,000	Q1 2010
19075CAS2	2,932,809	2,400,723	(532,086)	2,400,723	2,419,440	Q1 2010
20047EAP7	2,599,344	2,086,554	(512,790)	2,086,554	5,188,491	Q1 2010
20173QAQ4	2,340,132	1,906,647	(433,485)	1,906,647	964,680	Q1 2010
20173QAR2	1,418,892	843,266	(575,626)	843,266	669,900	Q1 2010
22544QAK5	15,058,638	7,669,903	(7,388,735)	7,669,903	4,243,770	Q1 2010
22544QAM1	6,170,500	1,899,693	(4,270,807)	1,899,693	4,437,299	Q1 2010
22544QAN9	2,210,330	592,662	(1,617,668)	592,662	1,752,254	Q1 2010
22544QAP4	928,438	334,945	(593,493)	334,945	942,255	Q1 2010
22544QAQ2	1,521,856	574,510	(947,346)	574,510	1,467,674	Q1 2010
225458SB5	13,997,534	9,852,236	(4,145,298)	9,852,236	2,691,761	Q1 2010
22545LAT6	1,045,498	923,208	(122,290)	923,208	771,809	Q1 2010
22545LAV1	547,602	470,162	(77,440)	470,162	339,520	Q1 2010
22545XAP8	717,543	—	(717,543)	—	2,567,337	Q1 2010
22545YAS0	5,830,405	3,577,397	(2,253,008)	3,577,397	2,765,958	Q1 2010
251510CY7	6,027,410	4,221,438	(1,805,972)	4,221,438	2,388,495	Q1 2010
251510ET6	5,967,441	3,950,554	(2,016,887)	3,950,554	1,526,850	Q1 2010
251511AC5	14,805,071	14,612,272	(192,799)	14,612,272	10,668,651	Q1 2010
294751BY7	3,584,750	2,457,027	(1,127,723)	2,457,027	1,050,749	Q1 2010
294751CV2	2,670,004	1,445,990	(1,224,014)	1,445,990	475,977	Q1 2010
294751DH2	2,155,248	1,701,535	(453,713)	1,701,535	389,294	Q1 2010
294751DY5	1,611,177	1,242,907	(368,270)	1,242,907	272,004	Q1 2010
294751EN8	1,273,203	638,486	(634,717)	638,486	160,511	Q1 2010

B-80	Statement of Additional Information ■ TIAA-CREF Separate Account VA-1

continued

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
294751FB3	$4,469,940	$2,159,859		$(2,310,081)	$2,159,859	$1,262,440	Q1 2010
294751FC1	1,232,038	609,805		(622,233)	609,805	514,437	Q1 2010
294754AY2	5,323,066	5,073,326		(249,740)	5,073,326	4,147,640	Q1 2010
32051GDH5	3,970,409	3,264,438		(705,971)	3,264,438	3,409,527	Q1 2010
32051GFL4	7,578,722	7,537,146		(41,576)	7,537,146	5,595,466	Q1 2010
36228CYQ0	23,086,753	19,954,462		(3,132,291)	19,954,462	7,527,524	Q1 2010
3622ECAH9	5,882,873	4,421,834		(1,461,039)	4,421,834	2,885,374	Q1 2010
3622ECAK2	18,750,828	16,607,826		(2,143,002)	16,607,826	11,280,108	Q1 2010
3622ELAD8	44,091,517	41,871,096		(2,220,421)	41,871,096	24,891,299	Q1 2010
3622MPBE7	50,351,907	49,993,950		(357,957)	49,993,950	40,524,485	Q1 2010
362332AT5	431,489	238,109		(193,380)	238,109	2,881,920	Q1 2010
362332AV0	399,877	—	*	(399,877)	—	1,640,000	Q1 2010
362334ME1	23,534,063	22,348,250		(1,185,813)	22,348,250	16,824,456	Q1 2010
362334QC1	9,034,890	8,860,291		(174,599)	8,860,291	6,830,887	Q1 2010
362375AD9	15,214,761	14,512,803		(701,958)	14,512,803	11,097,407	Q1 2010
36246LAJ0	20,153,020	17,736,258		(2,416,762)	17,736,258	8,786,450	Q1 2010
36246LAK7	7,434,944	7,194,912		(240,032)	7,194,912	11,114,285	Q1 2010
36246LAL5	3,694,056	306,945		(3,387,111)	306,945	7,096,560	Q1 2010
362669AQ6	10,072,205	10,055,881		(16,324)	10,055,881	6,988,691	Q1 2010
36298JAC7	7,457,412	5,205,353		(2,252,059)	5,205,353	1,300,000	Q1 2010
36828QLB0	6,650,482	5,297,161		(1,353,321)	5,297,161	1,925,996	Q1 2010
45660LPD5	13,660,835	13,628,158		(32,677)	13,628,158	9,535,212	Q1 2010
46412QAD9	4,715,407	4,220,242		(495,165)	4,220,242	2,670,797	Q1 2010
46625MQ93	446,572	295,023		(151,549)	295,023	121,263	Q1 2010
46625MR27	170,908	—	*	(170,908)	—	68,300	Q1 2010
46625YQ97	795,260	713,219		(82,041)	713,219	1,202,170	Q1 2010
46627MAC1	11,101,556	10,947,012		(154,544)	10,947,012	6,190,987	Q1 2010
46628CAD0	19,262,507	16,978,772		(2,283,735)	16,978,772	13,019,864	Q1 2010
46628SAG8	24,118,269	20,192,336		(3,925,933)	20,192,336	14,055,183	Q1 2010
46628YBP4	15,322,409	15,320,058		(2,351)	15,320,058	10,033,890	Q1 2010
46629GAQ1	5,014,990	3,913,629		(1,101,361)	3,913,629	1,142,630	Q1 2010
46629PAU2	3,005,928	2,707,139		(298,789)	2,707,139	898,887	Q1 2010
46629YAM1	15,658,620	13,795,880		(1,862,740)	13,795,880	5,507,620	Q1 2010
46630AAC2	1,551,188	728,104		(823,084)	728,104	490,000	Q1 2010
46631BAN5	28,347,649	20,421,136		(7,926,513)	20,421,136	6,896,809	Q1 2010
46631BAP0	9,891,067	3,714,812		(6,176,255)	3,714,812	2,894,337	Q1 2010
46632HAQ4	1,677,705	661,287		(1,016,418)	661,287	508,468	Q1 2010
46632HAR2	2,047,306	1,057,218		(990,088)	1,057,218	1,015,355	Q1 2010
50177AAL3	2,208,516	1,197,758		(1,010,758)	1,197,758	1,903,030	Q1 2010
50179AAM9	2,908,774	2,465,436		(443,338)	2,465,436	480,000	Q1 2010
50179AAN7	1,311,655	—	*	(1,311,655)	—	549,000	Q1 2010
50179AAS6	1,242,113	—	*	(1,242,113)	—	524,370	Q1 2010
50180JAM7	4,017,423	1,334,232		(2,683,191)	1,334,232	1,700,000	Q1 2010
50180JAR6	2,095,451	478,725		(1,616,726)	478,725	840,000	Q1 2010
52108HZ80	5,810,790	4,946,320		(864,470)	4,946,320	1,767,997	Q1 2010
52521RAS0	2,782,285	2,514,992		(267,293)	2,514,992	1,353,507	Q1 2010
525221EB9	29,827,547	28,822,444		(1,005,103)	28,822,444	20,852,745	Q1 2010
525221JW8	40,440,084	34,927,611		(5,512,473)	34,927,611	25,824,420	Q1 2010
52522HAL6	39,058,866	33,636,080		(5,422,786)	33,636,080	17,901,172	Q1 2010
52523KAH7	11,907,943	11,021,602		(886,341)	11,021,602	8,733,078	Q1 2010
53944MAC3	1,630,132	589,299		(1,040,833)	589,299	420,000	Q1 2010
55312TAJ2	2,018,264	1,289,222		(729,042)	1,289,222	1,686,681	Q1 2010
55312TAK9	3,935,156	2,755,763		(1,179,393)	2,755,763	3,275,550	Q1 2010
55312YAH5	8,090,720	7,967,844		(122,876)	7,967,844	3,775,230	Q1 2010
55312YAJ1	1,551,651	1,249,295		(302,356)	1,249,295	1,950,000	Q1 2010
55312YAK8	733,206	333,928		(399,278)	333,928	880,000	Q1 2010

TIAA-CREF Separate Account VA-1 ■ Statement of Additional Information	B-81

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
55312YAL6	$910,764	$—	*	$(910,764)	$—	$700,000	Q1 2010
55312YAS1	550,646	—	*	(550,646)	—	400,000	Q1 2010
55312YAT9	765,344	—	*	(765,344)	—	600,000	Q1 2010
55313KAJ0	9,661,758	7,452,367		(2,209,391)	7,452,367	5,451,815	Q1 2010
576434GR9	2,237,348	1,529,886		(707,462)	1,529,886	1,340,151	Q1 2010
576434SW5	11,213,256	8,207,145		(3,006,111)	8,207,145	6,404,670	Q1 2010
59022HEC2	1,383,042	207,699		(1,175,343)	207,699	2,685,200	Q1 2010
59022HED0	159,625	—	*	(159,625)	—	225,006	Q1 2010
59022HEE8	116,912	—	*	(116,912)	—	120,381	Q1 2010
59022HEF5	97,099	—	*	(97,099)	—	63,300	Q1 2010
59022HEG3	60,513	—	*	(60,513)	—	38,232	Q1 2010
59022HEH1	57,487	—	*	(57,487)	—	17,780	Q1 2010
59022HEJ7	102,830	—	*	(102,830)	—	125	Q1 2010
59023BAN4	1,122,794	1,105,828		(16,966)	1,105,828	700,000	Q1 2010
60687UAM9	3,497,630	3,390,262		(107,368)	3,390,262	825,381	Q1 2010
60687VAM7	657,467	431,421		(226,046)	431,421	1,131,145	Q1 2010
60687VAN5	298,309	80,935		(217,374)	80,935	641,864	Q1 2010
60688BAS7	2,250,067	1,955,270		(294,797)	1,955,270	1,571,053	Q1 2010
61745MU68	2,299,306	1,415,396		(883,910)	1,415,396	1,525,508	Q1 2010
61745MX57	3,006,452	2,853,555		(152,897)	2,853,555	1,241,373	Q1 2010
61746WF21	92,228	86,333		(5,895)	86,333	107,333	Q1 2010
61749MAG4	191,762	145,696		(46,066)	145,696	315,933	Q1 2010
61749WAH0	5,178,256	4,930,474		(247,782)	4,930,474	3,532,277	Q1 2010
61749WAJ6	3,606,906	3,446,762		(160,144)	3,446,762	2,750,651	Q1 2010
61750CAS6	5,688,819	4,877,713		(811,106)	4,877,713	2,649,141	Q1 2010
61750HAN6	4,028,870	2,229,199		(1,799,671)	2,229,199	671,389	Q1 2010
61751NAQ5	1,632,133	1,424,789		(207,344)	1,424,789	689,540	Q1 2010
61751NAR3	835,685	762,541		(73,144)	762,541	400,000	Q1 2010
61751XAL4	321,195	312,526		(8,669)	312,526	566,774	Q1 2010
61752JAF7	12,151,727	11,733,026		(418,701)	11,733,026	9,177,410	Q1 2010
61753JAM1	1,468,321	1,034,343		(433,978)	1,034,343	1,927,030	Q1 2010
61753JAN9	893,267	724,829		(168,438)	724,829	1,013,006	Q1 2010
61754KAN5	29,543,750	14,902,848		(14,640,902)	14,902,848	7,169,550	Q1 2010
61754KAP0	4,753,770	2,882,584		(1,871,186)	2,882,584	3,179,403	Q1 2010
74951PEA2	1,411,161	611,715		(799,446)	611,715	798,880	Q1 2010
749577AL6	18,344,213	18,173,451		(170,762)	18,173,451	9,351,820	Q1 2010
74958BAH5	26,688,678	25,795,063		(893,615)	25,795,063	18,183,241	Q1 2010
74958EAD8	49,330,341	49,156,800		(173,541)	49,156,800	39,456,610	Q1 2010
75115CAG2	8,686,890	8,574,274		(112,616)	8,574,274	8,132,934	Q1 2010
75971EAF3	426,984	364,335		(62,649)	364,335	261,375	Q1 2010
759950GW2	11,000,000	9,571,051		(1,428,949)	9,571,051	5,472,159	Q1 2010
7609854A6	33,830,344	30,009,356		(3,820,988)	30,009,356	15,941,114	Q1 2010
760985YY1	951,336	833,683		(117,653)	833,683	122,201	Q1 2010
76110H5M7	105,883	91,862		(14,021)	91,862	97,872	Q1 2010
76110HHB8	3,704,290	2,979,257		(725,033)	2,979,257	1,570,435	Q1 2010
76110HNQ8	3,421,480	3,163,808		(257,672)	3,163,808	1,875,614	Q1 2010
76110HQS1	5,909,509	4,753,597		(1,155,912)	4,753,597	3,911,273	Q1 2010
76110HQT9	1,234,187	501,006		(733,181)	501,006	552,010	Q1 2010
76110HSH3	2,599,507	1,840,661		(758,846)	1,840,661	597,846	Q1 2010
76110HX53	10,731,362	10,506,169		(225,193)	10,506,169	7,093,483	Q1 2010
76110HX87	23,928,208	23,397,766		(530,442)	23,397,766	15,777,859	Q1 2010
76110WQA7	15,542,700	14,592,408		(950,292)	14,592,408	6,411,873	Q1 2010
76110WRX6	2,811,280	1,514,494		(1,296,786)	1,514,494	597,290	Q1 2010
76110WTB2	4,358,804	4,046,507		(312,297)	4,046,507	1,956,630	Q1 2010
76110WTC0	2,897,609	969,749		(1,927,860)	969,749	1,371,019	Q1 2010
76110WTU0	2,967,641	2,806,539		(161,102)	2,806,539	1,139,118	Q1 2010

B-82	Statement of Additional Information ■ TIAA-CREF Separate Account VA-1

continued

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
76110WTV8	$828,000	$529,299		$(298,701)	$529,299	$492,091	Q1 2010
76110WUL8	14,858,673	14,320,496		(538,177)	14,320,496	4,842,900	Q1 2010
76110WUM6	6,485,856	6,369,500		(116,356)	6,369,500	5,036,685	Q1 2010
76110WVT0	877,241	672,338		(204,903)	672,338	363,176	Q1 2010
76110WWK8	2,357,146	1,818,861		(538,285)	1,818,861	770,759	Q1 2010
761118CZ9	11,151,038	10,916,220		(234,818)	10,916,220	5,093,136	Q1 2010
761118PQ5	12,290,266	12,209,616		(80,650)	12,209,616	9,599,776	Q1 2010
76113GAC2	981,879	350,473		(631,406)	350,473	382,698	Q1 2010
76114DAE4	15,287,451	15,118,884		(168,567)	15,118,884	13,098,239	Q1 2010
76126CJN3	232,440	—	*	(232,440)	—	—	Q1 2010
87222PAE3	35,277,842	29,398,655		(5,879,187)	29,398,655	16,122,708	Q1 2010
92976UAY6	9,767,017	8,009,215		(1,757,802)	8,009,215	5,915,670	Q1 2010
92977QAP3	8,825,113	2,097,324		(6,727,789)	2,097,324	3,343,397	Q1 2010
92977QAQ1	3,067,791	555,880		(2,511,911)	555,880	2,894,060	Q1 2010
92978MAN6	21,198,285	8,122,135		(13,076,150)	8,122,135	6,003,050	Q1 2010
92978MAT3	1,306,147	207,324		(1,098,823)	207,324	1,234,287	Q1 2010
92978QAP2	454,099	—	*	(454,099)	—	1,408,390	Q1 2010
92978QAR8	1,555,608	—	*	(1,555,608)	—	3,448,340	Q1 2010
92978QAT4	721,689	—	*	(721,689)	—	1,200,000	Q1 2010
92978YAN0	3,627,379	2,938,839		(688,540)	2,938,839	2,425,770	Q1 2010
92978YAT7	2,342,643	1,692,527		(650,116)	1,692,527	1,375,000	Q1 2010
93934DAR8	80,306	66,124		(14,182)	66,124	42,673	Q1 2010
94352LAA8	3,643,263	803,888		(2,839,375)	803,888	752,967	Q1 2010
94353CAD1	3,758,989	882,312		(2,876,677)	882,312	743,640	Q1 2010
94980KAQ5	672,475	563,431		(109,044)	563,431	608,303	Q1 2010
949837AF5	69,106,312	68,983,549		(122,763)	68,983,549	39,419,082	Q1 2010
949837BE7	19,956,633	19,950,284		(6,349)	19,950,284	14,404,911	Q1 2010
949837BK3	8,604,257	8,579,231		(25,026)	8,579,231	6,285,336	Q1 2010
94983BAP4	15,480,624	15,407,947		(72,677)	15,407,947	11,951,023	Q1 2010
94984AAR1	29,305,436	29,134,800		(170,636)	29,134,800	15,831,891	Q1 2010
94984AAS9	10,026,305	9,967,760		(58,545)	9,967,760	7,951,333	Q1 2010
94984FAR0	35,362,500	35,181,913		(180,587)	35,181,913	26,150,659	Q1 2010
94984JAK7	44,835,899	43,930,925		(904,974)	43,930,925	31,606,570	Q1 2010
94984XAB6	9,537,419	9,483,578		(53,841)	9,483,578	5,034,366	Q1 2010
94984XAD2	7,887,301	7,842,358		(44,943)	7,842,358	4,163,905	Q1 2010
94984XAM2	12,041,714	11,971,668		(70,046)	11,971,668	7,721,227	Q1 2010
94985JAB6	48,930,619	48,678,950		(251,669)	48,678,950	29,241,105	Q1 2010
94985JBR0	29,490,677	29,416,351		(74,326)	29,416,351	12,570,636	Q1 2010
94985JCA6	28,951,381	28,831,230		(120,151)	28,831,230	24,132,195	Q1 2010
94985RAP7	61,798,708	61,727,872		(70,836)	61,727,872	43,791,258	Q1 2010
94985WAP6	23,112,305	22,793,202		(319,103)	22,793,202	19,317,875	Q1 2010
94985WAQ4	71,557,171	71,525,516		(31,655)	71,525,516	30,565,698	Q1 2010
94985WBL4	37,253,580	37,102,427		(151,153)	37,102,427	27,324,140	Q1 2010
94986AAC2	111,247,247	111,160,855		(86,392)	111,160,855	80,968,395	Q1 2010
02148FAW5	28,092,012	26,534,625		(1,557,387)	26,534,625	18,680,752	Q4 2009
02149HAK6	24,244,801	23,401,542		(843,259)	23,401,542	18,845,141	Q4 2009
02151CBD7	28,168,626	27,928,844		(239,782)	27,928,844	23,040,583	Q4 2009
02151FAD1	38,605,381	37,069,441		(1,535,940)	37,069,441	24,873,276	Q4 2009
02151NBA9	18,265,546	17,329,209		(936,337)	17,329,209	8,458,155	Q4 2009
036510AB1	3,069,872	2,757,335		(312,537)	2,757,335	558,395	Q4 2009
03702YAC4	28,800	—	²	(3,600)	25,200	25,200	Q4 2009
03927NAA1	14,694,000	9,404,655		(5,289,345)	9,404,655	5,250,000	Q4 2009
05947UJT6	684,903	461,411		(223,492)	461,411	307,397	Q4 2009
05947UMM7	2,599,818	1,949,371		(650,447)	1,949,371	378,124	Q4 2009
05947UMN5	423,878	293,741		(130,137)	293,741	280,237	Q4 2009
05947UMQ8	65,123	40,438		(24,685)	40,438	88,982	Q4 2009

TIAA-CREF Separate Account VA-1 ■ Statement of Additional Information	B-83

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
05947UVY1	$1,969,347	$1,783,588	$(185,759)	$1,783,588	$231,398	Q4 2009
05947UVZ8	1,943,102	318,015	(1,625,087)	318,015	230,470	Q4 2009
05947UWA2	767,441	160,955	(606,486)	160,955	225,250	Q4 2009
05947UWB0	131,202	38,214	(92,988)	38,214	109,176	Q4 2009
05947UWC8	58,568	37,462	(21,106)	37,462	100,663	Q4 2009
05947UWD6	68,815	3,886	(64,929)	3,886	85,979	Q4 2009
05948KB65	10,449,434	9,975,968	(473,466)	9,975,968	6,636,940	Q4 2009
05948KC98	17,774,894	17,659,659	(115,235)	17,659,659	13,260,340	Q4 2009
05948KLA5	1,899,662	1,730,054	(169,608)	1,730,054	929,252	Q4 2009
05948KP37	10,774,470	10,676,031	(98,439)	10,676,031	7,980,675	Q4 2009
059497AC1	10,033,749	7,475,988	(2,557,761)	7,475,988	2,700,530	Q4 2009
059497AD9	2,324,169	1,247,454	(1,076,715)	1,247,454	1,025,695	Q4 2009
059497AE7	1,248,722	976,677	(272,045)	976,677	816,252	Q4 2009
05949AA67	6,044,085	4,810,509	(1,233,576)	4,810,509	3,013,807	Q4 2009
05949AA75	751,465	301,666	(449,799)	301,666	430,971	Q4 2009
05949AM23	2,018,499	1,815,560	(202,939)	1,815,560	1,867,555	Q4 2009
05949AM31	419,986	371,791	(48,195)	371,791	325,386	Q4 2009
05949AMP2	2,912,645	2,125,205	(787,440)	2,125,205	1,401,219	Q4 2009
059511AL9	7,909,548	4,984,251	(2,925,297)	4,984,251	2,157,600	Q4 2009
059511AM7	3,154,584	1,355,076	(1,799,508)	1,355,076	1,145,100	Q4 2009
059511AS4	1,707,661	1,267,071	(440,590)	1,267,071	1,098,652	Q4 2009
059511AU9	2,073,166	1,533,143	(540,023)	1,533,143	1,463,230	Q4 2009
07387BAU7	7,875,040	5,079,213	(2,795,827)	5,079,213	1,562,905	Q4 2009
07387BEQ2	6,510,227	1,763,263	(4,746,964)	1,763,263	2,421,832	Q4 2009
07387BGA5	2,801,784	1,418,267	(1,383,517)	1,418,267	380,252	Q4 2009
07388PAQ4	1,081,028	804,094	(276,934)	804,094	600,000	Q4 2009
07388RAM9	8,630,233	7,989,403	(640,830)	7,989,403	2,029,004	Q4 2009
07388RAN7	9,125,638	2,720,811	(6,404,827)	2,720,811	2,167,880	Q4 2009
07388RAP2	1,971,041	1,002,354	(968,687)	1,002,354	1,156,116	Q4 2009
07388YBC5	1,811,745	1,741,414	(70,331)	1,741,414	858,613	Q4 2009
07388YBE1	1,393,067	1,358,950	(34,117)	1,358,950	594,875	Q4 2009
073945AN7	3,339,528	3,306,158	(33,370)	3,306,158	957,803	Q4 2009
073945AQ0	1,868,880	659,799	(1,209,081)	659,799	418,758	Q4 2009
073945AS6	579,048	467,855	(111,193)	467,855	261,696	Q4 2009
12513YAM2	29,101,145	16,596,465	(12,504,680)	16,596,465	4,656,066	Q4 2009
12513YAP5	1,266,628	728,019	(538,609)	728,019	550,000	Q4 2009
12543TAD7	10,072,936	9,581,949	(490,987)	9,581,949	7,308,631	Q4 2009
12543UAD4	45,177,737	42,394,764	(2,782,973)	42,394,764	20,791,904	Q4 2009
12543UAE2	15,930,769	15,151,663	(779,106)	15,151,663	7,917,427	Q4 2009
12544AAC9	49,835,937	48,573,999	(1,261,938)	48,573,999	25,931,615	Q4 2009
12544DAK5	21,950,653	21,668,533	(282,120)	21,668,533	15,139,755	Q4 2009
12544DAQ2	15,698,178	15,576,809	(121,369)	15,576,809	9,330,008	Q4 2009
12544LAK7	31,269,224	30,929,119	(340,105)	30,929,119	23,283,773	Q4 2009
12544RAL2	8,883,000	8,687,070	(195,930)	8,687,070	5,835,361	Q4 2009
12545CAU4	39,546,663	37,843,801	(1,702,862)	37,843,801	29,109,776	Q4 2009
12558MBN1	14,860,111	14,345,457	(514,654)	14,345,457	2,493,919	Q4 2009
12566RAG6	40,498,727	38,955,331	(1,543,396)	38,955,331	28,805,442	Q4 2009
12566XAE8	34,342,512	31,146,696	(3,195,816)	31,146,696	22,906,737	Q4 2009
12566XAG3	15,725,340	14,714,071	(1,011,269)	14,714,071	7,004,737	Q4 2009
126171AQ0	4,979,133	4,294,375	(684,758)	4,294,375	1,184,275	Q4 2009
126378AG3	14,468,757	13,583,840	(884,917)	13,583,840	9,322,523	Q4 2009
126378AH1	15,735,264	14,849,376	(885,888)	14,849,376	8,924,133	Q4 2009
126670GR3	6,999,491	6,444,126	(555,365)	6,444,126	2,538,239	Q4 2009
126670QT8	3,628,335	3,588,346	(39,989)	3,588,346	2,216,845	Q4 2009
126671TW6	1,104,726	893,475	(211,251)	893,475	157,397	Q4 2009
12667F2J3	38,230,681	37,962,650	(268,031)	37,962,650	16,806,135	Q4 2009

B-84	Statement of Additional Information ■ TIAA-CREF Separate Account VA-1

continued

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
12667F4N2	$10,000,000	$9,861,140	$(138,860)	$9,861,140	$6,538,343	Q4 2009
12667FMJ1	19,582,164	19,378,750	(203,414)	19,378,750	11,437,931	Q4 2009
12667FR98	6,874,348	4,442,078	(2,432,270)	4,442,078	1,295,211	Q4 2009
12667FYZ2	24,125,540	19,416,478	(4,709,062)	19,416,478	5,117,969	Q4 2009
12667GFB4	68,056,538	67,661,838	(394,700)	67,661,838	49,131,254	Q4 2009
12667GFT5	19,521,163	19,142,452	(378,711)	19,142,452	12,645,891	Q4 2009
12667GJG9	16,385,944	16,353,724	(32,220)	16,353,724	11,171,557	Q4 2009
12667GKE2	15,362,913	14,843,603	(519,310)	14,843,603	7,562,329	Q4 2009
12667GQA4	23,036,429	22,632,016	(404,413)	22,632,016	15,677,998	Q4 2009
12667GW74	20,096,846	20,031,300	(65,546)	20,031,300	14,258,906	Q4 2009
12668ASQ9	4,716,558	4,702,861	(13,697)	4,702,861	3,743,740	Q4 2009
12668ASQ9	23,876,161	23,806,826	(69,335)	23,806,826	18,951,563	Q4 2009
12668ASR7	7,449,505	7,322,310	(127,195)	7,322,310	3,739,156	Q4 2009
126694AG3	14,053,115	13,575,455	(477,660)	13,575,455	5,578,762	Q4 2009
126694HK7	19,184,867	19,020,520	(164,347)	19,020,520	14,660,188	Q4 2009
126694JS8	27,939,566	27,834,551	(105,015)	27,834,551	10,595,359	Q4 2009
126694W61	24,054,887	22,698,356	(1,356,531)	22,698,356	9,466,804	Q4 2009
126694XQ6	32,714,970	30,923,460	(1,791,510)	30,923,460	13,730,021	Q4 2009
12669DN87	2,557,344	1,951,794	(605,550)	1,951,794	1,261,641	Q4 2009
12669E4W3	5,078,179	4,840,772	(237,407)	4,840,772	2,593,800	Q4 2009
12669YAF9	20,652,190	19,664,480	(987,710)	19,664,480	8,774,980	Q4 2009
12669YAH5	16,469,188	16,368,464	(100,724)	16,368,464	6,872,166	Q4 2009
12669YAX0	15,969,650	15,316,597	(653,053)	15,316,597	6,697,462	Q4 2009
12670AAF8	48,352,021	45,989,004	(2,363,017)	45,989,004	33,931,285	Q4 2009
14986DAT7	24,737,519	24,630,219	(107,300)	24,630,219	3,632,255	Q4 2009
152314DS6	1,296,322	1,130,882	(165,440)	1,130,882	326,094	Q4 2009
152314DT4	372,409	340,217	(32,192)	340,217	225,279	Q4 2009
161546DP8	1,096,469	763,269	(333,200)	763,269	310,295	Q4 2009
161546FY7	4,136,277	2,201,131	(1,935,146)	2,201,131	671,769	Q4 2009
161551FV3	551,726	430,572	(121,154)	430,572	253,334	Q4 2009
161551FW1	154,005	103,493	(50,512)	103,493	3,237	Q4 2009
161631AV8	42,128,293	40,838,840	(1,289,453)	40,838,840	30,045,941	Q4 2009
16163BAP9	29,341,512	28,968,116	(373,396)	28,968,116	13,865,667	Q4 2009
16165LAG5	13,821,284	13,647,764	(173,520)	13,647,764	7,986,973	Q4 2009
16165TBJ1	10,448,900	10,263,761	(185,139)	10,263,761	6,816,639	Q4 2009
170255AS2	15,112,930	14,773,335	(339,595)	14,773,335	11,552,634	Q4 2009
17025JAB9	9,459,235	9,190,500	(268,735)	9,190,500	4,008,065	Q4 2009
17025JAB9	28,874,314	28,054,001	(820,313)	28,054,001	12,234,618	Q4 2009
17025TAV3	28,498,552	27,463,403	(1,035,149)	27,463,403	15,287,882	Q4 2009
172973W62	440,184	436,545	(3,639)	436,545	313,988	Q4 2009
17309YAD9	20,217,243	19,172,925	(1,044,318)	19,172,925	12,006,899	Q4 2009
17310AAR7	32,963,982	32,409,718	(554,264)	32,409,718	20,022,763	Q4 2009
17310MAQ3	15,046,908	11,646,343	(3,400,565)	11,646,343	1,856,580	Q4 2009
17310MAS9	1,275,932	960,222	(315,710)	960,222	414,852	Q4 2009
17312FAD5	9,855,551	9,846,320	(9,231)	9,846,320	7,494,675	Q4 2009
190749AN1	1,490,230	1,163,840	(326,390)	1,163,840	360,290	Q4 2009
19075CAK9	10,988,235	5,934,671	(5,053,564)	5,934,671	4,175,325	Q4 2009
19075CAL7	4,094,402	2,993,689	(1,100,713)	2,993,689	3,540,530	Q4 2009
19075CAM5	1,087,743	779,994	(307,749)	779,994	719,115	Q4 2009
19075CAN3	841,743	620,145	(221,598)	620,145	500,000	Q4 2009
19075CAS2	3,735,011	3,321,386	(413,625)	3,321,386	2,419,440	Q4 2009
20047EAP7	3,693,912	2,729,624	(964,288)	2,729,624	4,169,656	Q4 2009
20173MAN0	19,810,076	7,538,530	(12,271,546)	7,538,530	3,457,580	Q4 2009
20173MAQ3	1,220,517	672,398	(548,119)	672,398	450,000	Q4 2009
20173QAQ4	2,426,918	2,420,539	(6,379)	2,420,539	964,680	Q4 2009
20173QAR2	1,574,088	1,494,364	(79,724)	1,494,364	669,900	Q4 2009

TIAA-CREF Separate Account VA-1 ■ Statement of Additional Information	B-85

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
20173VAM2	$7,613,342	$6,145,038	$(1,468,304)	$6,145,038	$1,986,190	Q4 2009
22544QAK5	17,504,444	15,077,211	(2,427,233)	15,077,211	3,463,938	Q4 2009
22544QAM1	19,198,558	6,452,459	(12,746,099)	6,452,459	3,771,547	Q4 2009
22544QAN9	3,673,347	2,374,304	(1,299,043)	2,374,304	1,541,414	Q4 2009
22544QAP4	1,395,672	1,013,001	(382,671)	1,013,001	841,401	Q4 2009
22544QAQ2	2,386,341	1,713,686	(672,655)	1,713,686	1,332,980	Q4 2009
225458DT2	2,910,803	2,893,702	(17,101)	2,893,702	1,143,105	Q4 2009
225458SB5	14,087,585	14,001,463	(86,122)	14,001,463	3,794,631	Q4 2009
22545MAL1	2,038,813	1,858,087	(180,726)	1,858,087	2,593,430	Q4 2009
22545XAP8	2,080,603	858,458	(1,222,145)	858,458	2,707,527	Q4 2009
22545XAQ6	1,601,753	—	(1,601,753)	—	1,117,160	Q4 2009
22545YAQ4	16,380,576	9,249,972	(7,130,604)	9,249,972	2,061,587	Q4 2009
22545YAS0	7,162,378	6,066,179	(1,096,199)	6,066,179	2,435,132	Q4 2009
225470H22	970,504	913,918	(56,586)	913,918	879,984	Q4 2009
251510CY7	6,174,468	6,128,159	(46,309)	6,128,159	2,385,464	Q4 2009
251510ET6	6,610,704	6,129,009	(481,695)	6,129,009	1,531,776	Q4 2009
294751FB3	4,704,156	4,472,358	(231,798)	4,472,358	941,193	Q4 2009
294751FC1	2,323,121	1,249,074	(1,074,047)	1,249,074	395,093	Q4 2009
294754AY2	5,853,602	5,588,893	(264,709)	5,588,893	4,304,994	Q4 2009
32051G2J3	19,664,606	19,456,027	(208,579)	19,456,027	15,337,214	Q4 2009
32051GDH5	5,217,232	4,028,086	(1,189,146)	4,028,086	3,390,503	Q4 2009
32051GFL4	7,842,427	7,595,406	(247,021)	7,595,406	5,536,785	Q4 2009
36157TJG7	1,804,125	1,308,394	(495,731)	1,308,394	1,469,454	Q4 2009
361849S29	6,462,883	4,691,114	(1,771,769)	4,691,114	1,678,015	Q4 2009
36228CXK4	14,878,974	14,014,915	(864,059)	14,014,915	1,650,000	Q4 2009
36228CYQ0	24,033,161	23,095,688	(937,473)	23,095,688	7,171,836	Q4 2009
3622ECAH9	6,009,448	5,942,640	(66,808)	5,942,640	2,934,538	Q4 2009
3622MPBE7	50,481,437	50,370,399	(111,038)	50,370,399	39,532,250	Q4 2009
3622MSAC6	2,256,915	1,320,709	(936,206)	1,320,709	1,198,500	Q4 2009
362332AM0	6,642,090	4,602,455	(2,039,635)	4,602,455	1,911,030	Q4 2009
362332AN8	3,128,933	473,329	(2,655,604)	473,329	856,025	Q4 2009
362332AT5	8,451,782	642,221	(7,809,561)	642,221	2,520,945	Q4 2009
362332AV0	3,936,084	668,865	(3,267,219)	668,865	1,640,000	Q4 2009
362334QC1	9,544,327	9,182,164	(362,163)	9,182,164	7,009,589	Q4 2009
36246LAJ0	24,572,527	20,199,835	(4,372,692)	20,199,835	6,914,975	Q4 2009
36246LAK7	20,209,700	7,818,915	(12,390,785)	7,818,915	8,829,030	Q4 2009
36246LAL5	6,796,200	4,064,932	(2,731,268)	4,064,932	5,808,390	Q4 2009
362669AQ6	10,133,998	10,076,618	(57,380)	10,076,618	6,805,070	Q4 2009
36298JAC7	9,824,095	7,485,905	(2,338,190)	7,485,905	1,299,000	Q4 2009
36828QSL1	1,764,915	977,473	(787,442)	977,473	908,306	Q4 2009
45660LPD5	13,759,047	13,655,346	(103,701)	13,655,346	9,245,813	Q4 2009
46412QAD9	4,768,657	4,752,037	(16,620)	4,752,037	1,247,784	Q4 2009
46614KAB2	2,754,987	2,069,970	(685,017)	2,069,970	500,000	Q4 2009
46625M2W8	1,230,406	1,196,250	(34,156)	1,196,250	169,265	Q4 2009
46625MQ93	2,095,225	474,700	(1,620,525)	474,700	146,389	Q4 2009
46625MR27	296,961	182,520	(114,441)	182,520	126,514	Q4 2009
46625MUJ6	4,427,693	3,229,620	(1,198,073)	3,229,620	1,013,133	Q4 2009
46625MZH5	1,179,409	1,094,197	(85,212)	1,094,197	490,187	Q4 2009
46625MZJ1	2,162,622	259,295	(1,903,327)	259,295	342,817	Q4 2009
46625MZK8	2,331,637	—	(2,331,637)	—	302,478	Q4 2009
46625MZL6	44,886	—	(44,886)	—	225,453	Q4 2009
46625YC68	3,016,699	1,949,218	(1,067,481)	1,949,218	439,970	Q4 2009
46625YQ89	1,513,711	1,156,511	(357,200)	1,156,511	800,079	Q4 2009
46625YQ97	994,984	852,693	(142,291)	852,693	1,010,060	Q4 2009
46627MAC1	11,109,835	11,107,913	(1,922)	11,107,913	5,679,297	Q4 2009
46628CAD0	19,859,800	19,289,493	(570,307)	19,289,493	12,805,916	Q4 2009

B-86	Statement of Additional Information ■ TIAA-CREF Separate Account VA-1

continued

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
46628SAG8	$26,022,755	$24,189,294		$(1,833,461)	$24,189,294	$13,494,828	Q4 2009
46628YBK5	29,479,163	29,064,914		(414,249)	29,064,914	12,713,916	Q4 2009
46628YBP4	15,611,011	15,328,042		(282,969)	15,328,042	9,316,003	Q4 2009
46629YAM1	16,337,536	15,714,000		(623,536)	15,714,000	4,461,220	Q4 2009
46629YAQ2	1,460,898	1,180,316		(280,582)	1,180,316	1,011,940	Q4 2009
46630AAG3	450,846	429,259		(21,587)	429,259	360,000	Q4 2009
46630JAQ2	30,100,789	28,949,901		(1,150,888)	28,949,901	11,111,370	Q4 2009
46630JAS8	2,912,412	2,596,223		(316,189)	2,596,223	2,667,440	Q4 2009
46630JAU3	4,457,046	3,568,616		(888,430)	3,568,616	4,334,260	Q4 2009
46630JAW9	3,084,864	2,480,742		(604,122)	2,480,742	3,159,820	Q4 2009
46631BAP0	16,557,726	9,978,276		(6,579,450)	9,978,276	2,458,651	Q4 2009
46632HAR2	2,993,238	2,071,845		(921,393)	2,071,845	863,376	Q4 2009
50177AAL3	9,847,630	2,320,838		(7,526,792)	2,320,838	1,603,730	Q4 2009
50179AAM9	3,872,820	2,919,211		(953,609)	2,919,211	480,000	Q4 2009
50179AAN7	1,687,002	1,350,628		(336,374)	1,350,628	549,000	Q4 2009
50179AAS6	1,625,796	1,300,608		(325,188)	1,300,608	524,370	Q4 2009
50180CAV2	824,030	740,070		(83,960)	740,070	720,000	Q4 2009
50180JAM7	5,085,004	4,203,919		(881,085)	4,203,919	1,700,000	Q4 2009
50180JAR6	2,635,610	2,240,013		(395,597)	2,240,013	840,000	Q4 2009
52108HSR6	6,799,961	2,694,967		(4,104,994)	2,694,967	1,660,414	Q4 2009
52108HST2	5,299,935	2,114,928		(3,185,007)	2,114,928	1,280,942	Q4 2009
52108HSV7	4,566,802	1,859,367		(2,707,435)	1,859,367	1,111,033	Q4 2009
52108HZ80	6,961,779	5,822,810		(1,138,969)	5,822,810	1,828,078	Q4 2009
525221EB9	4,999,219	4,976,531		(22,688)	4,976,531	2,699,322	Q4 2009
525221EB9	24,996,094	24,882,653		(113,441)	24,882,653	13,496,608	Q4 2009
525221JW8	42,492,282	40,532,474		(1,959,808)	40,532,474	25,739,305	Q4 2009
52522HAL6	40,000,000	39,094,709		(905,291)	39,094,709	17,347,248	Q4 2009
55312TAH6	10,038,969	7,114,883		(2,924,086)	7,114,883	2,796,660	Q4 2009
55312TAJ2	4,409,205	2,116,859		(2,292,346)	2,116,859	2,034,828	Q4 2009
55312TAK9	5,861,263	4,227,537		(1,633,726)	4,227,537	3,406,325	Q4 2009
55312TAQ6	627,674	—	²	(29,932)	597,742	597,742	Q4 2009
55312TAR4	692,324	—	²	(41,516)	650,808	650,808	Q4 2009
55312VAR9	20,572,173	19,840,853		(731,320)	19,840,853	3,954,150	Q4 2009
55312YAH5	9,889,566	8,118,376		(1,771,190)	8,118,376	3,489,990	Q4 2009
55312YAJ1	3,719,481	1,734,574		(1,984,907)	1,734,574	3,123,960	Q4 2009
55312YAK8	1,238,011	832,561		(405,450)	832,561	1,387,912	Q4 2009
55313KAJ0	16,420,888	9,748,421		(6,672,467)	9,748,421	4,319,428	Q4 2009
576434GR9	2,302,714	2,299,657		(3,057)	2,299,657	1,342,087	Q4 2009
576434SW5	11,501,301	11,319,423		(181,878)	11,319,423	6,428,454	Q4 2009
59022HEC2	4,863,526	1,462,290		(3,401,236)	1,462,290	2,343,838	Q4 2009
59022HED0	254,509	182,000		(72,509)	182,000	271,585	Q4 2009
59022HEE8	143,242	124,815		(18,427)	124,815	155,145	Q4 2009
59025KAK8	19,132,586	18,816,090		(316,496)	18,816,090	6,127,020	Q4 2009
60687UAM9	5,359,678	3,522,644		(1,837,034)	3,522,644	724,072	Q4 2009
60687VAM7	1,011,356	718,736		(292,620)	718,736	973,765	Q4 2009
60687VAN5	467,103	343,023		(124,080)	343,023	551,651	Q4 2009
60688BAM0	5,814,544	2,690,005		(3,124,539)	2,690,005	1,276,092	Q4 2009
60688BAS7	2,980,912	2,368,385		(612,527)	2,368,385	1,370,490	Q4 2009
617453AD7	1,542,447	1,438,751		(103,696)	1,438,751	1,055,068	Q4 2009
61745MTQ6	3,511,230	3,145,941		(365,289)	3,145,941	467,827	Q4 2009
61745MU68	2,521,714	2,318,144		(203,570)	2,318,144	1,326,172	Q4 2009
61749EAE7	21,937,113	20,632,744		(1,304,369)	20,632,744	14,241,794	Q4 2009
61749MAC3	4,982,502	3,122,849		(1,859,653)	3,122,849	1,248,255	Q4 2009
61749MAD1	3,971,145	869,200		(3,101,945)	869,200	1,097,016	Q4 2009
61749MAE9	649,935	537,517		(112,418)	537,517	973,452	Q4 2009
61749MAF6	335,488	309,596		(25,892)	309,596	444,996	Q4 2009

TIAA-CREF Separate Account VA-1 ■ Statement of Additional Information	B-87

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
61749MAG4	$245,789	$226,491	$(19,298)	$226,491	$295,570	Q4 2009
61749WAH0	5,831,762	5,444,731	(387,031)	5,444,731	4,125,921	Q4 2009
61749WAJ6	3,826,597	3,730,700	(95,897)	3,730,700	2,791,770	Q4 2009
61750HAN6	5,794,800	4,054,044	(1,740,756)	4,054,044	601,333	Q4 2009
61750YAF6	33,373,686	32,686,865	(686,821)	32,686,865	16,663,416	Q4 2009
61751NAQ5	2,487,197	1,664,541	(822,656)	1,664,541	589,020	Q4 2009
61751NAR3	1,028,941	880,327	(148,614)	880,327	400,000	Q4 2009
61751XAJ9	5,018,681	3,840,989	(1,177,692)	3,840,989	1,588,515	Q4 2009
61751XAL4	358,335	344,824	(13,511)	344,824	468,594	Q4 2009
61752JAF7	12,681,357	12,380,156	(301,201)	12,380,156	9,537,557	Q4 2009
61753JAN9	1,142,224	984,350	(157,874)	984,350	877,061	Q4 2009
61754KAN5	29,809,708	29,531,670	(278,038)	29,531,670	5,844,840	Q4 2009
61754KAP0	13,409,091	4,918,205	(8,490,886)	4,918,205	2,666,250	Q4 2009
643529AD2	13,146,934	13,050,002	(96,932)	13,050,002	9,017,512	Q4 2009
74438WAN6	1,816,058	1,072,747	(743,311)	1,072,747	458,439	Q4 2009
74438WAP1	49,158	—	(49,158)	—	141,563	Q4 2009
74924PAJ1	936,873	519,462	(417,411)	519,462	328,120	Q4 2009
74951PEA2	3,495,148	1,433,284	(2,061,864)	1,433,284	835,487	Q4 2009
749577AL6	19,105,048	18,361,591	(743,457)	18,361,591	8,706,964	Q4 2009
74957EAE7	18,387,988	18,193,031	(194,957)	18,193,031	12,426,822	Q4 2009
74957EAF4	38,816,646	38,362,975	(453,671)	38,362,975	30,535,097	Q4 2009
74957VAQ2	22,747,844	22,214,688	(533,156)	22,214,688	17,832,166	Q4 2009
74957XAF2	37,231,074	36,852,426	(378,648)	36,852,426	26,262,639	Q4 2009
749583AH3	10,731,811	10,129,812	(601,999)	10,129,812	4,117,628	Q4 2009
74958AAD6	32,866,792	31,650,698	(1,216,094)	31,650,698	25,854,525	Q4 2009
74958AAH7	29,073,808	27,518,939	(1,554,869)	27,518,939	17,192,658	Q4 2009
74958BAH5	27,755,168	26,705,568	(1,049,600)	26,705,568	17,197,206	Q4 2009
74958EAD8	49,662,273	49,333,700	(328,573)	49,333,700	37,201,145	Q4 2009
75115CAG2	9,239,147	8,856,644	(382,503)	8,856,644	4,622,037	Q4 2009
75971EAF3	467,367	426,479	(40,888)	426,479	249,442	Q4 2009
760985CM1	1,269,068	1,011,624	(257,444)	1,011,624	804,386	Q4 2009
760985SS1	6,542,585	6,519,651	(22,934)	6,519,651	2,957,601	Q4 2009
760985U66	182,646	71,279	(111,367)	71,279	31,872	Q4 2009
76110H5M7	110,543	107,800	(2,743)	107,800	93,788	Q4 2009
76110HHB8	4,318,025	3,800,654	(517,371)	3,800,654	1,572,093	Q4 2009
76110HQT9	1,441,903	1,286,427	(155,476)	1,286,427	541,109	Q4 2009
76110HSH3	3,131,045	2,652,424	(478,621)	2,652,424	583,025	Q4 2009
76110HX53	10,788,610	10,730,777	(57,833)	10,730,777	6,894,858	Q4 2009
76110HX87	24,320,507	23,938,919	(381,588)	23,938,919	15,338,776	Q4 2009
76110WQA7	17,189,799	15,628,688	(1,561,111)	15,628,688	5,701,419	Q4 2009
76110WQU3	4,478,236	2,780,527	(1,697,709)	2,780,527	1,017,879	Q4 2009
76110WRX6	3,720,469	2,952,563	(767,906)	2,952,563	628,962	Q4 2009
76110WTC0	4,438,808	3,111,413	(1,327,395)	3,111,413	1,183,599	Q4 2009
76110WTV8	2,022,143	899,482	(1,122,661)	899,482	407,986	Q4 2009
76110WXR2	9,699,484	9,369,981	(329,503)	9,369,981	4,053,679	Q4 2009
761118CZ9	11,726,512	11,266,871	(459,641)	11,266,871	4,579,678	Q4 2009
761118PQ5	12,839,852	12,296,584	(543,268)	12,296,584	9,392,704	Q4 2009
76114DAE4	16,600,875	15,340,493	(1,260,382)	15,340,493	12,614,418	Q4 2009
84604CAE7	3,738,299	3,401,918	(336,381)	3,401,918	1,038,660	Q4 2009
86359DPP6	26,065,028	22,653,220	(3,411,808)	22,653,220	7,578,276	Q4 2009
87222PAE3	36,209,915	35,349,968	(859,947)	35,349,968	15,782,436	Q4 2009
87246AAP3	20,502,917	14,536,427	(5,966,490)	14,536,427	2,167,886	Q4 2009
92976UAA8	13,920,295	10,668,447	(3,251,848)	10,668,447	1,820,000	Q4 2009
92977QAP3	13,540,376	8,896,827	(4,643,549)	8,896,827	2,906,604	Q4 2009
92977QAQ1	4,916,523	3,218,603	(1,697,920)	3,218,603	2,611,154	Q4 2009
92978MAN6	25,076,116	21,257,728	(3,818,388)	21,257,728	5,553,925	Q4 2009

B-88	Statement of Additional Information ■ TIAA-CREF Separate Account VA-1

continued

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
92978MAT3	$4,232,886	$1,366,517		$(2,866,369)	$1,366,517	$1,044,924	Q4 2009
92978QAJ6	41,868,287	34,756,308		(7,111,979)	34,756,308	17,803,755	Q4 2009
92978QAN7	1,054,106	588,222		(465,884)	588,222	1,852,940	Q4 2009
92978QAP2	1,006,290	586,700		(419,590)	586,700	1,681,690	Q4 2009
92978QAR8	2,428,623	2,009,686		(418,937)	2,009,686	3,686,283	Q4 2009
92978TAL5	23,643,133	22,488,549		(1,154,584)	22,488,549	8,652,630	Q4 2009
92978TAM3	7,091,481	5,731,599		(1,359,882)	5,731,599	7,777,740	Q4 2009
92978YAN0	8,560,596	3,780,993		(4,779,603)	3,780,993	2,170,710	Q4 2009
92978YAT7	3,155,533	2,481,477		(674,056)	2,481,477	1,375,000	Q4 2009
939344AN7	7,558,129	—	²	(1,492,699)	6,065,430	6,065,430	Q4 2009
94980KAQ5	891,257	697,126		(194,131)	697,126	605,375	Q4 2009
94980SAS4	37,892,867	37,298,560		(594,307)	37,298,560	19,209,448	Q4 2009
94980SBJ3	19,025,324	18,852,599		(172,725)	18,852,599	9,434,204	Q4 2009
949837AF5	69,395,783	69,077,308		(318,475)	69,077,308	37,135,283	Q4 2009
949837BE7	20,118,623	19,943,534		(175,089)	19,943,534	14,029,989	Q4 2009
949837BK3	8,651,946	8,601,312		(50,634)	8,601,312	6,121,859	Q4 2009
949837CC0	26,170,357	25,669,010		(501,347)	25,669,010	17,713,389	Q4 2009
94983BAP4	15,664,980	15,471,918		(193,062)	15,471,918	11,295,344	Q4 2009
94984AAR1	29,306,329	29,299,321		(7,008)	29,299,321	14,513,796	Q4 2009
94984FAR0	35,392,208	35,362,908		(29,300)	35,362,908	25,486,630	Q4 2009
94984XAB6	9,930,589	9,542,007		(388,582)	9,542,007	4,478,081	Q4 2009
94984XAD2	8,215,869	7,891,136		(324,733)	7,891,136	3,736,617	Q4 2009
94984XAM2	12,527,390	12,047,711		(479,679)	12,047,711	6,848,925	Q4 2009
94985JAB6	49,089,904	48,927,100		(162,804)	48,927,100	27,457,860	Q4 2009
94985JBR0	30,201,956	29,492,146		(709,810)	29,492,146	11,724,021	Q4 2009
94985JCA6	30,000,000	28,972,050		(1,027,950)	28,972,050	23,547,594	Q4 2009
94985LAD7	15,416,713	15,332,698		(84,015)	15,332,698	10,789,988	Q4 2009
94985RAP7	63,260,667	61,811,840		(1,448,827)	61,811,840	41,620,166	Q4 2009
94985WAP6	24,098,090	23,541,749		(556,341)	23,541,749	18,898,058	Q4 2009
94985WAQ4	71,553,189	70,433,050		(1,120,139)	70,433,050	28,405,225	Q4 2009
94985WBL4	37,767,886	37,226,500		(541,386)	37,226,500	25,982,515	Q4 2009
94986AAC2	113,043,780	111,243,241		(1,800,539)	111,243,241	79,103,383	Q4 2009
00253CHZ3	2,893,261	1,404,258		(1,489,003)	1,404,258	694,423	Q3 2009
126670QT8	4,999,957	3,628,335		(1,371,622)	3,628,335	1,948,947	Q3 2009
126670QU5	19,998,914	12,696,540		(7,302,374)	12,696,540	7,020,652	Q3 2009
12670BAC3	6,955,065	4,636,033		(2,319,032)	4,636,033	3,256,906	Q3 2009
23243NAG3	10,669,451	4,937,169		(5,732,282)	4,937,169	3,141,673	Q3 2009
251511AC5	18,175,550	14,861,707		(3,313,843)	14,861,707	8,959,648	Q3 2009
33848JAC9	9,112,868	6,923,454		(2,189,414)	6,923,454	6,366,877	Q3 2009
3622ECAK2	20,941,477	18,788,252		(2,153,225)	18,788,252	11,474,209	Q3 2009
3622ELAD8	50,223,381	44,199,500		(6,023,881)	44,199,500	26,566,545	Q3 2009
362334NC4	17,932,324	14,708,014		(3,224,310)	14,708,014	8,351,942	Q3 2009
362375AD9	19,344,302	15,288,032		(4,056,270)	15,288,032	10,719,528	Q3 2009
395386AP0	16,986,719	14,017,799		(2,968,920)	14,017,799	11,738,682	Q3 2009
525221CM7	28,026,636	24,254,757		(3,771,879)	24,254,757	7,226,630	Q3 2009
525221JW8	44,542,371	42,492,282		(2,050,089)	42,492,282	25,949,093	Q3 2009
52523KAH7	14,909,635	11,956,832		(2,952,803)	11,956,832	8,970,537	Q3 2009
61750YAF6	39,999,988	33,373,686		(6,626,302)	33,373,686	18,338,272	Q3 2009
61752JAF7	14,943,281	12,681,357		(2,261,924)	12,681,357	8,250,000	Q3 2009
74040KAC6	4,810,269	—	²	(515,386)	4,294,883	4,294,883	Q3 2009
87222PAE3	39,983,008	36,209,916		(3,773,092)	36,209,916	16,649,220	Q3 2009
036510AB1	4,581,160	3,134,629		(1,446,531)	3,134,629	471,803	Q3 2009
03702YAC4	2,162,800	—	²	(432,560)	1,730,240	1,730,240	Q3 2009
05947UJV1	312,746	—	²	(90,811)	221,935	221,935	Q3 2009
05947UMN5	1,743,036	423,878		(1,319,158)	423,878	280,466	Q3 2009
05947UWA2	1,738,023	767,441		(970,582)	767,441	212,822	Q3 2009

TIAA-CREF Separate Account VA-1 ■ Statement of Additional Information	B-89

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
05947UWB0	$791,256	$131,202		$(660,054)	$131,202	$100,361	Q3 2009
059500AK4	850,693	—	²	(50,693)	800,000	800,000	Q3 2009
059500AM0	239,991	—	²	(16,551)	223,440	223,440	Q3 2009
05950EAN8	3,960,726	3,647,958		(312,768)	3,647,958	615,536	Q3 2009
05950EAP3	4,884,794	1,370,873		(3,513,921)	1,370,873	715,945	Q3 2009
059511AM7	5,904,407	3,154,584		(2,749,823)	3,154,584	750,192	Q3 2009
059511AS4	6,726,167	1,707,661		(5,018,506)	1,707,661	855,021	Q3 2009
059511AU9	9,752,428	2,073,166		(7,679,262)	2,073,166	1,137,750	Q3 2009
07387BEQ2	7,985,888	6,510,227		(1,475,661)	6,510,227	1,649,017	Q3 2009
07388RAN7	10,040,541	9,125,638		(914,903)	9,125,638	1,940,070	Q3 2009
07388RAP2	6,515,045	1,971,040		(4,544,005)	1,971,040	1,059,461	Q3 2009
07388VAL2	18,797,504	11,722,177		(7,075,327)	11,722,177	2,502,987	Q3 2009
07388YBA9	10,701,132	3,390,725		(7,310,407)	3,390,725	770,000	Q3 2009
07401DAN1	9,459,397	2,892,020		(6,567,377)	2,892,020	861,453	Q3 2009
12513YAP5	5,018,081	1,266,627		(3,751,454)	1,266,627	400,000	Q3 2009
19075CAK9	15,052,911	10,989,000		(4,063,911)	10,989,000	2,273,985	Q3 2009
19075CAL7	14,220,451	4,095,130		(10,125,321)	4,095,130	1,907,778	Q3 2009
19075CAM5	5,017,824	1,088,000		(3,929,824)	1,088,000	450,000	Q3 2009
19075CAN3	5,017,830	842,000		(4,175,830)	842,000	400,000	Q3 2009
19075CAS2	30,351,166	3,735,010		(26,616,156)	3,735,010	2,419,440	Q3 2009
20047EAP7	10,886,649	3,667,140		(7,219,509)	3,667,140	720,850	Q3 2009
20173QAN1	11,305,071	8,930,131		(2,374,940)	8,930,131	1,359,588	Q3 2009
20173VAM2	9,537,950	7,613,342		(1,924,608)	7,613,342	2,640,870	Q3 2009
22544QAM1	25,959,195	19,198,558		(6,760,637)	19,198,558	2,598,478	Q3 2009
22544QAN9	13,672,024	3,673,346		(9,998,678)	3,673,346	1,221,097	Q3 2009
22544QAP4	4,970,573	1,387,115		(3,583,458)	1,387,115	715,966	Q3 2009
225470H22	3,888,986	970,505		(2,918,481)	970,505	240,000	Q3 2009
362332AT5	15,051,925	8,451,781		(6,600,144)	8,451,781	2,285,175	Q3 2009
36246LAK7	34,001,514	20,209,700		(13,791,814)	20,209,700	4,404,435	Q3 2009
36246LAL5	28,970,952	6,796,200		(22,174,752)	6,796,200	3,239,070	Q3 2009
36828QSL1	2,972,198	1,764,915		(1,207,283)	1,764,915	611,917	Q3 2009
396789KF5	5,378,625	4,506,021		(872,604)	4,506,021	1,194,307	Q3 2009
42332QAN3	5,754,119	3,428,230		(2,325,889)	3,428,230	412,061	Q3 2009
46614KAB2	9,657,805	2,800,420		(6,857,385)	2,800,420	500,000	Q3 2009
46625YQ89	3,430,992	1,513,711		(1,917,281)	1,513,711	581,182	Q3 2009
46629YAM1	20,070,948	16,337,536		(3,733,412)	16,337,536	3,476,200	Q3 2009
46630JAS8	10,035,389	2,912,412		(7,122,977)	2,912,412	1,108,700	Q3 2009
46632HAR2	4,028,186	2,987,063		(1,041,123)	2,987,063	657,928	Q3 2009
50180CAM2	11,464,618	2,607,049		(8,857,569)	2,607,049	1,573,335	Q3 2009
55312TAJ2	9,036,266	4,409,675		(4,626,591)	4,409,675	1,432,692	Q3 2009
55312TAK9	24,178,234	5,855,254		(18,322,980)	5,855,254	2,631,250	Q3 2009
55312TAR4	701,767	692,323		(9,444)	692,323	849,940	Q3 2009
55312VAR9	22,585,862	20,572,173		(2,013,689)	20,572,173	2,925,000	Q3 2009
55312YAH5	10,039,874	9,890,092		(149,782)	9,890,092	6,055,360	Q3 2009
55312YAJ1	15,059,261	3,720,260		(11,339,001)	3,720,260	3,310,965	Q3 2009
55312YAK8	8,031,810	1,238,428		(6,793,382)	1,238,428	1,521,368	Q3 2009
55312YAL6	10,039,591	1,036,649		(9,002,942)	1,036,649	1,268,330	Q3 2009
55312YAS1	10,039,851	682,106		(9,357,745)	682,106	1,273,890	Q3 2009
55312YAT9	2,141,339	1,234,413		(906,926)	1,234,413	1,800,000	Q3 2009
59023BAL8	4,930,792	4,713,154		(217,638)	4,713,154	604,725	Q3 2009
60687VAM7	5,018,438	1,011,356		(4,007,082)	1,011,356	581,350	Q3 2009
60688BAM0	8,279,911	5,814,544		(2,465,367)	5,814,544	2,036,952	Q3 2009
60688BAS7	9,910,681	2,980,912		(6,929,769)	2,980,912	2,100,637	Q3 2009
606935AQ7	4,916,561	1,051,034		(3,865,527)	1,051,034	812,775	Q3 2009
61745MU68	3,909,052	2,521,714		(1,387,338)	2,521,714	949,776	Q3 2009
61746WE63	5,393,259	4,810,580		(582,679)	4,810,580	1,369,482	Q3 2009

B-90	Statement of Additional Information ■ TIAA-CREF Separate Account VA-1

continued

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
61749MAE9	$3,953,068	$649,935		$(3,303,133)	$649,935	$783,732	Q3 2009
61750CAS6	9,000,000	5,734,363		(3,265,637)	5,734,363	1,779,777	Q3 2009
61751NAQ5	4,014,486	2,487,197		(1,527,289)	2,487,197	496,676	Q3 2009
61751XAK6	5,019,637	1,104,081		(3,915,556)	1,104,081	698,545	Q3 2009
61753JAK5	10,039,176	6,315,957		(3,723,219)	6,315,957	1,924,670	Q3 2009
61753JAL3	10,039,489	1,923,248		(8,116,241)	1,923,248	1,497,480	Q3 2009
61754KAP0	16,333,731	13,409,091		(2,924,640)	13,409,091	1,823,465	Q3 2009
74438WAN6	2,435,634	1,816,058		(619,576)	1,816,058	483,756	Q3 2009
92978QAJ6	44,853,705	41,898,576		(2,955,129)	41,898,576	23,143,606	Q3 2009
92978QAN7	10,035,032	1,054,620		(8,980,412)	1,054,620	1,308,000	Q3 2009
92978QAP2	10,035,430	1,006,809		(9,028,621)	1,006,809	1,227,540	Q3 2009
92978QAR8	33,913,365	2,428,623		(31,484,742)	2,428,623	2,703,520	Q3 2009
92978QAT4	2,207,457	(307,191)		(2,514,648)	(307,191)	1,400,000	Q3 2009
92978TAL5	30,104,829	23,644,657		(6,460,172)	23,644,657	5,013,420	Q3 2009
92978TAM3	30,106,380	7,091,481		(23,014,899)	7,091,481	4,660,680	Q3 2009
92978YAN0	14,349,202	8,560,596		(5,788,606)	8,560,596	1,692,555	Q3 2009
92978YAT7	11,921,571	3,155,532		(8,766,039)	3,155,532	1,410,463	Q3 2009
02151CBD7	30,078,496	28,536,105		(1,542,391)	28,536,105	22,051,302	Q3 2009
12566XAG3	17,348,888	15,725,340		(1,623,548)	15,725,340	6,953,865	Q3 2009
02147QAE2	49,228,610	45,152,500		(4,076,110)	45,152,500	36,433,950	Q3 2009
12544RAL2	9,625,351	8,883,000		(742,351)	8,883,000	5,950,703	Q3 2009
12566XAE8	36,726,158	34,342,512		(2,383,646)	34,342,512	23,452,904	Q3 2009
16165TBJ1	11,550,415	10,448,900		(1,101,515)	10,448,900	6,535,688	Q3 2009
46627MAC1	11,998,763	11,109,835		(888,928)	11,109,835	5,856,448	Q3 2009
362334ME1	30,218,777	—	²	(12,195,320)	18,023,457	18,023,457	Q2 2009
61749EAE7	25,483,761	—	²	(16,778,706)	8,705,055	8,705,055	Q2 2009
294751CV2	2,761,322	—	²	(2,327,975)	433,347	433,347	Q2 2009
12613KAJ8	6,296,000	—	²	(5,351,600)	944,400	944,400	Q2 2009
643529AD2	15,955,720	—	²	(8,979,720)	6,976,000	6,976,000	Q2 2009
74040KAC6	5,669,246	—	²	(858,977)	4,810,269	4,810,269	Q2 2009
939344AN7	6,948,092	—	²	(1,155,092)	5,793,000	5,793,000	Q2 2009
015386AD7	1,718,750	—	²	(172,250)	1,546,500	1,546,500	Q2 2009
46630AAG3	3,008,127	—	²	(2,599,827)	408,300	408,300	Q2 2009
46630AAC2	3,509,499	—	²	(2,982,749)	526,750	526,750	Q2 2009
20173QAQ4	8,069,157	—	²	(7,372,176)	696,981	696,981	Q2 2009
22545YAS0	22,629,873	—	²	(20,705,482)	1,924,391	1,924,391	Q2 2009
46630JAU3	20,074,125	—	²	(17,918,125)	2,156,000	2,156,000	Q2 2009
50179AAN7	5,511,632	—	²	(4,650,800)	860,832	860,832	Q2 2009
362332AV0	20,707,546	—	²	(18,846,146)	1,861,400	1,861,400	Q2 2009
22545MAL1	14,047,555	—	²	(12,207,955)	1,839,600	1,839,600	Q2 2009
50179AAS6	7,520,314	—	²	(6,537,495)	982,819	982,819	Q2 2009
22545LAR0	16,935,085	—	²	(14,758,255)	2,176,830	2,176,830	Q2 2009
50179AAM9	4,015,625	—	²	(3,284,425)	731,200	731,200	Q2 2009
07388YBE1	6,678,995	—	²	(6,104,995)	574,000	574,000	Q2 2009
07388YBC5	6,807,716	—	²	(6,205,016)	602,700	602,700	Q2 2009
05950VAT7	5,720,982	—	²	(5,312,292)	408,690	408,690	Q2 2009
05947UMQ8	407,714	—	²	(339,694)	68,020	68,020	Q2 2009
05947UMP0	1,621,046	—	²	(1,360,721)	260,325	260,325	Q2 2009
05947UJT6	1,000,436	—	²	(743,026)	257,410	257,410	Q2 2009
22545LAT6	5,426,647	—	²	(4,926,626)	500,021	500,021	Q2 2009
61751NAR3	4,002,195	—	²	(3,660,595)	341,600	341,600	Q2 2009
92978MAT3	5,464,600	—	²	(4,860,639)	603,961	603,961	Q2 2009
92977QAQ1	13,034,405	—	²	(11,980,105)	1,054,300	1,054,300	Q2 2009
61754JAN8	2,787,584	—	²	(2,427,884)	359,700	359,700	Q2 2009
61753JAN9	7,376,067	—	²	(6,286,655)	1,089,412	1,089,412	Q2 2009
61753JAM1	10,040,730	—	²	(8,673,730)	1,367,000	1,367,000	Q2 2009

TIAA-CREF Separate Account VA-1 ■ Statement of Additional Information	B-91

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
50180JAL9	$7,028,178	$—	²	$(5,882,278)	$1,145,900	$1,145,900	Q2 2009
61749MAF6	2,933,947	—	²	(2,552,647)	381,300	381,300	Q2 2009
61746WE89	934,072	—	²	(703,548)	230,524	230,524	Q2 2009
61746WE71	2,038,212	—	²	(1,558,205)	480,007	480,007	Q2 2009
59023BAM6	5,888,700	—	²	(4,806,900)	1,081,800	1,081,800	Q2 2009
59022HEC2	6,984,225	—	²	(5,699,025)	1,285,200	1,285,200	Q2 2009
50180JAM7	17,068,049	—	²	(14,611,549)	2,456,500	2,456,500	Q2 2009
59022HED0	2,244,466	—	²	(1,953,125)	291,341	291,341	Q2 2009
52108RCK6	13,624,490	—	²	(12,692,065)	932,425	932,425	Q2 2009
50180JAR6	12,048,727	—	²	(10,654,327)	1,394,400	1,394,400	Q2 2009
52108MDU4	7,906,789	—	²	(6,461,189)	1,445,600	1,445,600	Q2 2009
251510CY7	9,287,032	—	²	(7,029,696)	2,257,336	2,257,336	Q2 2009
52521RAS0	3,173,730	—	²	(1,672,517)	1,501,213	1,501,213	Q2 2009
02149HAK6	27,458,769	—	²	(13,202,360)	14,256,409	14,256,409	Q2 2009
75115CAG2	10,160,350	—	²	(5,511,758)	4,648,592	4,648,592	Q2 2009
015386AA3	2,620,115	—	²	(20,115)	2,600,000	2,600,000	Q1 2009
126378AG3	16,952,099	—	²	(8,331,528)	8,620,571	8,620,571	Q1 2009
126378AH1	18,332,132	—	²	(8,896,772)	9,435,360	9,435,360	Q1 2009
152314DT4	406,084	—	²	(125,394)	280,690	280,690	Q1 2009
46628SAG8	28,479,557	—	²	(15,739,186)	12,740,371	12,740,371	Q1 2009
589929JS8	3,614,073	—	²	(977,614)	2,636,460	2,636,460	Q1 2009
61749WAH0	8,348,064	—	²	(3,723,256)	4,624,808	4,624,808	Q1 2009
61749WAJ6	4,840,214	—	²	(2,064,598)	2,775,616	2,775,616	Q1 2009
74040KAC6	6,735,434	—	²	(1,066,188)	5,669,246	5,669,246	Q1 2009
84604CAE7	4,395,157	—	²	(2,954,291)	1,440,866	1,440,866	Q1 2009
939344AN7	7,049,401	—	²	(101,309)	6,948,092	6,948,092	Q1 2009
03702YAC4	4,325,600	—	²	(2,162,800)	2,162,800	2,162,800	Q1 2009
05947UMQ8	402,748	—	²	(279,196)	123,552	123,552	Q1 2009
059497AD9	5,019,063	—	²	(4,649,648)	369,415	369,415	Q1 2009
059497AE7	6,023,080	—	²	(5,633,623)	389,457	389,457	Q1 2009
059500AK4	1,073,719	—	²	(223,026)	850,693	850,693	Q1 2009
059500AM0	279,971	—	²	(39,980)	239,991	239,991	Q1 2009
12513YAR1	46,179,909	—	²	(43,275,482)	2,904,427	2,904,427	Q1 2009
190749AN1	5,165,844	—	²	(4,674,925)	490,919	490,919	Q1 2009
22544QAQ2	14,679,428	—	²	(13,730,058)	949,370	949,370	Q1 2009
22545DAL1	18,978,397	—	²	(17,449,489)	1,528,908	1,528,908	Q1 2009
46629YAQ2	5,060,345	—	²	(4,730,706)	329,639	329,639	Q1 2009
46630JAW9	20,076,375	—	²	(18,747,505)	1,328,870	1,328,870	Q1 2009
55312TAQ6	1,243,450	—	²	(615,776)	627,674	627,674	Q1 2009
55312TAR4	1,246,413	—	²	(544,645)	701,768	701,768	Q1 2009
59022HEE8	1,733,805	—	²	(1,545,986)	187,819	187,819	Q1 2009
59023BAN4	6,816,310	—	²	(5,908,928)	907,382	907,382	Q1 2009
61751XAL4	2,008,458	—	²	(1,850,014)	158,444	158,444	Q1 2009
05949AA67	7,180,337	—	²	(4,018,514)	3,161,823	3,161,823	Q1 2009
05949AA75	831,546	—	²	(270,990)	560,556	560,556	Q1 2009
12667FR98	9,441,206	—	²	(3,893,272)	5,547,934	5,547,934	Q1 2009
12669DN87	2,733,589	—	²	(1,410,077)	1,323,512	1,323,512	Q1 2009
251510ET6	12,727,050	—	²	(11,016,684)	1,710,366	1,710,366	Q1 2009
79548KJH2	51,335	—	²	(23,450)	27,885	27,885	Q1 2009
79548KJJ8	53,540	—	²	(21,307)	32,233	32,233	Q1 2009
79548KJK5	28,691	—	²	(12,508)	16,183	16,183	Q1 2009
02148FAW5	32,011,265	—	²	(13,311,789)	18,699,476	18,699,476	Q1 2009
12667G8B2	299,003	—	²	(124,689)	174,314	174,314	Q1 2009
76110H5M7	236,856	—	²	(153,532)	83,324	83,324	Q1 2009
76114DAE4	18,470,379	—	²	(12,205,478)	6,264,901	6,264,901	Q1 2009
004421RV7	7,280,863	—	²	(2,325,579)	4,955,284	4,955,284	Q4 2008

B-92	Statement of Additional Information ■ TIAA-CREF Separate Account VA-1

continued

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
015386AA3	$4,500,000	$—	²	$(1,575,000)	$2,925,000	$2,925,000	Q4 2008
015386AB1	10,200,000	—	²	(3,570,000)	6,630,000	6,630,000	Q4 2008
015386AD7	2,437,500	—	²	(722,816)	1,714,684	1,714,684	Q4 2008
02148YAD6	24,448,783	—	²	(10,894,044)	13,554,738	13,554,738	Q4 2008
028909AC3	1,459,724	—	²	(481,866)	977,858	977,858	Q4 2008
03702YAC4	7,278,038	—	²	(2,952,438)	4,325,600	4,325,600	Q4 2008
05947UJV1	884,711	—	²	(566,669)	318,042	318,042	Q4 2008
05947UWC8	724,284	—	²	(637,873)	86,411	86,411	Q4 2008
05947UWD6	917,748	—	²	(838,199)	79,549	79,549	Q4 2008
05949AA75	2,375,256	—	²	(1,542,097)	833,159	833,159	Q4 2008
05949AM23	5,328,628	—	²	(3,347,549)	1,981,079	1,981,079	Q4 2008
05949AM31	1,618,515	—	²	(1,265,231)	353,284	353,284	Q4 2008
07388PAQ4	5,021,524	—	²	(4,378,524)	643,000	643,000	Q4 2008
073945AS6	1,754,077	—	²	(1,498,173)	255,904	255,904	Q4 2008
12558MBP6	16,579,545	—	²	(13,472,642)	3,106,903	3,106,903	Q4 2008
12667G8B2	444,952	—	²	(146,728)	298,224	298,224	Q4 2008
12669EWZ5	4,405,837	—	²	(2,024,744)	2,381,093	2,381,093	Q4 2008
152314DT4	1,149,308	—	²	(750,425)	398,883	398,883	Q4 2008
17310MAS9	4,015,015	—	²	(3,485,815)	529,200	529,200	Q4 2008
20173MAQ3	4,869,808	—	²	(4,234,308)	635,500	635,500	Q4 2008
20173QAR2	6,726,129	—	²	(5,859,949)	866,181	866,181	Q4 2008
21075WCJ2	1,407,861	—	²	(377,699)	1,030,162	1,030,162	Q4 2008
22540VHN5	2,463,713	—	²	(1,124,977)	1,338,736	1,338,736	Q4 2008
22545LAV1	4,260,344	—	²	(3,754,459)	505,885	505,885	Q4 2008
22545XAP8	33,792,994	—	²	(29,365,135)	4,427,859	4,427,859	Q4 2008
294751DY5	1,586,038	—	²	(894,024)	692,014	692,014	Q4 2008
294751FC1	2,299,916	—	²	(1,875,560)	424,356	424,356	Q4 2008
36228CDP5	750,894	—	²	(532,759)	218,135	218,135	Q4 2008
3622ECAH9	9,815,000	—	²	(6,403,699)	3,411,301	3,411,301	Q4 2008
3622MSAC6	14,658,028	—	²	(12,858,028)	1,800,000	1,800,000	Q4 2008
38500XAM4	3,263,688	—	²	(2,878,688)	385,000	385,000	Q4 2008
46412QAD9	6,997,504	—	²	(5,554,244)	1,443,260	1,443,260	Q4 2008
46625M2W8	1,708,545	—	²	(1,550,593)	157,952	157,952	Q4 2008
46625M2Y4	596,284	—	²	(442,858)	153,426	153,426	Q4 2008
46625MR27	1,555,235	—	²	(1,309,659)	245,576	245,576	Q4 2008
46625YQ97	4,931,368	—	²	(4,159,368)	772,000	772,000	Q4 2008
50179MBT7	7,930,571	—	²	(6,789,914)	1,140,656	1,140,656	Q4 2008
50180CAV2	6,024,175	—	²	(5,211,175)	813,000	813,000	Q4 2008
50180CAW0	7,183,387	—	²	(6,315,658)	867,729	867,729	Q4 2008
53944MAC3	6,954,397	—	²	(5,694,397)	1,260,000	1,260,000	Q4 2008
55312TAQ6	3,817,868	—	²	(2,574,418)	1,243,450	1,243,450	Q4 2008
55312TAR4	3,616,402	—	²	(2,369,989)	1,246,413	1,246,413	Q4 2008
55312YAT9	20,004,831	—	²	(17,949,031)	2,055,800	2,055,800	Q4 2008
589929JS8	4,196,584	—	²	(460,813)	3,735,771	3,735,771	Q4 2008
59022HEF5	1,041,525	—	²	(907,992)	133,533	133,533	Q4 2008
59022HEG3	217,210	—	²	(129,739)	87,471	87,471	Q4 2008
59022HEH1	148,995	—	²	(100,815)	48,180	48,180	Q4 2008
59022HEJ7	163,421	—	²	(75,981)	87,440	87,440	Q4 2008
60687VAN5	3,276,152	—	²	(2,857,652)	418,500	418,500	Q4 2008
617453AC9	4,941,714	—	²	(4,307,214)	634,500	634,500	Q4 2008
617453AD7	6,839,059	—	²	(6,037,244)	801,815	801,815	Q4 2008
61746WE97	982,114	—	²	(622,238)	359,876	359,876	Q4 2008
61746WF21	198,149	—	²	(108,779)	89,370	89,370	Q4 2008
61749MAG4	2,463,365	—	²	(2,174,584)	288,781	288,781	Q4 2008
70556RAD3	41,824,931	—	²	(16,186,786)	25,638,145	25,638,145	Q4 2008
74040KAC6	14,387,860	—	²	(7,644,893)	6,742,967	6,742,967	Q4 2008

TIAA-CREF Separate Account VA-1 ■ Statement of Additional Information	B-93

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
74924PAJ1	$1,071,735	$—	²	$(577,030)	$494,705	$494,705	Q4 2008
760985U58	380,419	—	²	(70,655)	309,764	309,764	Q4 2008
760985U66	166,134	—	²	(69,050)	97,084	97,084	Q4 2008
76110HQT9	2,966,509	—	²	(1,968,981)	997,528	997,528	Q4 2008
76110VLD8	2,354,851	—	²	(467,251)	1,887,601	1,887,601	Q4 2008
76110VPJ1	2,462,808	—	²	(780,464)	1,682,344	1,682,344	Q4 2008
76110VPU6	1,428,428	—	²	(659,001)	769,427	769,427	Q4 2008
76110VTQ1	6,999,985	—	²	(6,060,515)	939,470	939,470	Q4 2008
76110WRX6	4,096,799	—	²	(1,412,549)	2,684,250	2,684,250	Q4 2008
76110WVT0	1,123,115	—	²	(565,567)	557,549	557,549	Q4 2008
76113GAC2	4,756,743	—	²	(4,437,090)	319,653	319,653	Q4 2008
92978QAT4	20,021,630	—	²	(17,893,630)	2,128,000	2,128,000	Q4 2008
939344AN7	10,000,000	—	²	(3,054,200)	6,945,800	6,945,800	Q4 2008
93934DAQ0	87,351	—	²	(51,823)	35,528	35,528	Q4 2008
94980KAQ5	1,103,943	—	²	(643,629)	460,314	460,314	Q4 2008
059500AK4	10,014,230	—	²	(8,891,170)	1,123,060	1,123,060	Q4 2008
059500AM0	3,181,507	—	²	(2,885,786)	295,721	295,721	Q4 2008
004421RV7	9,463,168	7,747,697	¹	(1,715,471)	7,747,697	7,003,715	Q3 2008
03702YAC4	21,627,908	—	²	(14,058,108)	7,569,800	7,569,800	Q3 2008
05949AM31	1,873,669	1,656,719	¹	(216,950)	1,656,719	739,839	Q3 2008
12558MBP6	19,071,607	16,855,724	¹	(2,215,883)	16,855,724	5,396,442	Q3 2008
55312TAQ6	10,046,558	—	²	(6,083,638)	3,962,920	3,962,920	Q3 2008
55312TAR4	11,893,403	—	²	(8,099,902)	3,793,501	3,793,501	Q3 2008
589929JS8	5,505,188	—	²	(694,732)	4,810,456	4,810,456	Q3 2008
59022HEF5	1,160,443	1,060,145	¹	(100,298)	1,060,145	445,708	Q3 2008
59022HEG3	575,821	229,619	¹	(346,202)	229,619	266,453	Q3 2008
59022HEH1	259,151	161,404	¹	(97,747)	161,404	233,878	Q3 2008
59022HEJ7	327,200	188,252	¹	(138,948)	188,252	232,061	Q3 2008
74040KAC6	15,328,440	—	²	(940,580)	14,387,860	14,387,860	Q3 2008
004421RV7	13,293,979	10,420,391	¹	(2,873,588)	10,420,391	8,677,457	Q2 2008
05947UJV1	1,613,758	1,063,032	¹	(550,726)	1,063,032	2,510,921	Q2 2008
152314DT4	1,874,385	1,222,995	¹	(651,390)	1,222,995	1,436,123	Q2 2008
59022HEG3	698,839	588,230	¹	(110,609)	588,230	460,785	Q2 2008
59022HEH1	644,929	271,560	¹	(373,369)	271,560	412,942	Q2 2008
59022HEJ7	1,010,816	352,031	¹	(658,785)	352,031	628,144	Q2 2008
74040KAC6	16,983,047	—	²	(834,284)	16,148,763	16,148,763	Q2 2008
46625M2Y4	1,434,849	674,165	¹	(760,684)	674,165	727,135	Q1 2008
59022HEJ7	1,064,661	1,035,647	¹	(29,014)	1,035,647	756,208	Q1 2008
61746WE97	1,687,099	1,085,336	¹	(601,763)	1,085,336	1,710,037	Q1 2008
61746WF21	659,501	249,760	¹	(409,741)	249,760	545,244	Q1 2008
68400XBL3	557,541	280,704	¹	(276,837)	280,704	426,874	Q1 2008
760985U66	867,188	—	²	(536,924)	330,264	330,264	Q4 2007
363259AA0	15,000,000	—	²	(4,800,000)	10,200,000	10,200,000	Q4 2007
61746WF21	771,351	676,705	¹	(94,646)	676,705	556,580	Q4 2007
760985U58	2,813,940	911,116	¹	(1,902,824)	911,116	2,421,305	Q4 2007
76110WRX6	5,900,848	4,987,584	¹	(913,264)	4,987,584	4,149,159	Q4 2007
652454BB4	10,000,000	—	²	(1,500,000)	8,500,000	8,500,000	Q3 2007
652454BC2	5,000,000	—	²	(850,000)	4,150,000	4,150,000	Q3 2007
52518RBE5	1,322,892	—	²	(333,510)	989,382	989,382	Q2 2006
74681@AK5	4,500,000	—	²	(2,487,421)	2,012,579	2,012,579	Q3 2003
Total				$(3,074,384,468)

¹	Impairment based on undiscounted cash flows.
²	Impairment based on Fair Value.
*	Securities identified as having a net present value of $0.

B-94	Statement of Additional Information ■ TIAA-CREF Separate Account VA-1

APPENDIX A: TIAA-CREF POLICY STATEMENT ON CORPORATE GOVERNANCE

I. INTRODUCTION

Purpose and Applicability of Policy Statement

The purpose of this document, including the proxy voting guidelines in Appendix A (the “Policy Statement”), is for Teachers Insurance and Annuity Association–College Retirement Equities Fund (TIAA-CREF) to inform our clients, participants and shareholders, portfolio companies, stakeholders and other institutional investors about the corporate governance and social responsibility practices we expect of our portfolio companies. The principles and guidelines herein disclose how we generally vote proxies of portfolio companies. Additionally, this Policy Statement is intended to serve as a basis for dialogue with boards of directors and senior managers.

The policies and principles herein apply to publicly-traded operating companies and may not be directly applicable to open-end investment companies or privately-held entities. Although many of the specific policies relate primarily to companies incorporated in the United States, the underlying principles apply to all public companies in which TIAA-CREF invests throughout the world. Although TIAA is not a publicly-traded company, to the extent practicable, TIAA’s internal governance practices are guided by the policies and principles articulated herein.

Why We Focus on Corporate Governance

TIAA-CREF is an institutional investor whose mission is to help those in the academic, medical, cultural, research and government fields plan to and through retirement. We do this with a full array of financial products and services to help our participants and shareholders achieve lifetime financial security. Our clients expect us to be stewards of their savings and to help provide for their financial security.

We believe that good governance practices and responsible corporate behavior contribute to the long-term performance of public companies and are critical to well-functioning securities markets. We also believe that strong corporate governance helps reduce investment risk and ensures that shareholder capital is used effectively.

Institutional investors are the constituency whose interests are best aligned with stable and growing markets because of their long-term orientation. Furthermore, long-term investors have among the most to lose if markets deteriorate and asset prices fall.

Accordingly, we believe it is in our participants’ and shareholders’ economic interest to promote good corporate governance and to monitor and engage with portfolio companies on issues that may affect their long-term, sustainable profits.

For over forty years TIAA-CREF has advocated the merits of involved owners working to improve corporate governance. In the 1970s and 1980s, TIAA-CREF took a leadership role in opposing abusive antitakeover provisions and management entrenchment devices such as dead-hand poison pills. We were also one of the first institutional investors to engage in dialogue with portfolio companies on social responsibility issues such as automotive safety in the United States and apartheid policies in South Africa.

In the 1990s and 2000s, TIAA-CREF continued to strengthen its commitment to responsible investing and good corporate citizenship, including the establishment of the CREF Social Choice Account and other socially screened investment products that give special consideration to social concerns. Additionally, TIAA-CREF focused on influencing companies to adopt best-in-class governance practices and disclosures related to director elections, board structure and compensation.

The repeated corporate crises of the last decade (such as options-back dating and other accounting-related fraud, instances of egregious compensation practices connected with poor performance, and most recently, the meltdown of the global financial sector) have highlighted the need for market participants and shareholders to re-commit to practices and behaviors that promote the long-term, sustainable health of our economy. We believe it is important that issuers and shareholders act responsibly to restore and maintain public trust and confidence in the governance of our public corporations.

In this light, we have revised this sixth edition of the Policy Statement to reflect current developments in corporate governance, social and environmental policies, the convergence of best practices across global markets, and enhanced shareholder rights and responsibilities recently granted by the U.S. Securities and Exchange Commission, Congress, and other foreign governments and regulators. Our policies continue to respect the province of boards and management to run the company while safeguarding our rights as shareholders.

The Policy Statement is reviewed periodically and is subject to amendment. The latest edition of the Policy Statement incorporating any amendments is posted on our website (www.tiaa-cref.org).

II. TIAA-CREF’S CORPORATE GOVERNANCE PROGRAM

A. Introduction

The TIAA and TIAA-CREF Funds Boards have delegated oversight of TIAA-CREF’s corporate governance program, including oversight of management’s development and establishment of portfolio company governance policies, to the TIAA and TIAA-CREF Funds Committees on Corporate Governance and Social Responsibility (separate committees of the TIAA board and the boards of TIAA-CREF affiliated investment companies that meet jointly and are composed entirely of independent trustees, but that vote separately on matters presented to them for approval).

TIAA-CREF’s corporate governance program is administered by a staff of professionals within the Corporate Governance Group who work collaboratively with the Asset Management Group and other internal stakeholders.

TIAA-CREF Separate Account VA-1 ■ Statement of Additional Information	B-95

B. Governance Activities

1. Proxy Voting

Proxy voting is a key component of TIAA-CREF’s oversight and engagement program. It is one of our primary methods for exercising our shareholder rights and influencing the behavior of portfolio companies. TIAA-CREF commits substantial resources to making informed voting decisions in furtherance of our mission. All of our voting decisions are made in the best interest of our participants and shareholders.

TIAA-CREF’s voting policies, as described in this Policy Statement, are implemented on a case-by-case basis by the staff of our Corporate Governance Group. The staff relies on its professional judgment informed by proprietary research, reports provided by a variety of third-party research providers, consultation with our Asset Management Group and our trustees or a committee thereof. Annual disclosure of our proxy votes is available on our website and on the website of the Securities and Exchange Commission.

2. Engagement

Our preference is to engage privately with portfolio companies when we perceive shortcomings in their governance or environmental and social policies and practices that we believe impacts their performance. This strategy of “quiet diplomacy” reflects our belief and past experience that informed dialogue with board members and senior executives, rather than public confrontation, will most likely lead to a mutually productive outcome.

We target portfolio companies for engagement based on research and evaluation of their governance and performance. Governance reviews are supplemented by an analysis of each company’s financial condition and risk profile conducted in conjunction with our Asset Management Group.

In prioritizing issues for engagement, we take into account their materiality, their potential impact on TIAA-CREF’s investment performance, their relevance to the marketplace, the level of public interest, the applicability of our policies and the views of TIAA-CREF’s participants and shareholders and institutional clients.

As noted, our preference is for constructive engagement strategies that can utilize private communication, minimize confrontation and attain a negotiated settlement. While quiet diplomacy remains our core strategy, particularly for domestic companies, TIAA-CREF’s engagement program involves many different activities and initiatives. Engagement may include the following activities:

•	submitting shareholder resolutions

•	withholding or voting against one or more directors

•	requesting other investors to support our initiatives

•	engaging in collaborative action with other investors

•	engaging in public dialogue and commentary

•	supporting an election contest or change of control transaction

•	conducting a proxy solicitation
•	seeking regulatory or legislative relief

•	commencing or supporting litigation

•	pursuing other enforcement or compliance remedies

TIAA-CREF is committed to engagement with companies and will only consider divesting from a security in the rarest of circumstances. As a matter of general investment policy, we may consider divesting or underweighting a company’s stock from our accounts in cases where we conclude that the financial or reputational risks from a company’s policies or activities are so great that continued ownership of its stock is no longer prudent.

Our policy of engagement over divestment is a matter of principle that is based on several considerations: (i) divestment would eliminate our standing and rights as a shareholder and foreclose further engagement; (ii) divestment would be likely to have negligible impact on portfolio companies or the market; (iii) divestment could result in increased costs and short-term losses; and (iv) divestment could compromise our investment strategies and negatively affect our performance. For these reasons, we believe that divestment does not offer TIAA-CREF an optimal strategy for changing the policies and practices of portfolio companies, nor is it the best means to produce long-term value for our participants and shareholders.

3. Thought Leadership

In addition to proxy voting and engagement, which are actions targeted at specific companies, TIAA-CREF believes that it is important to participate in the creation, development and implementation of ideas and practices surrounding corporate governance and social responsibility in order to influence the broadest constituency possible. While the following list of activities is not necessarily exhaustive, it provides an overview of the variety of ways we participate in the corporate governance and social responsibility community.

1.	TIAA-CREF periodically publishes its policies on corporate governance, shareholder rights, social responsibility and related issues. These policies inform portfolio companies and provide the basis for our engagement activities.

2.	TIAA-CREF participates in the public debate over issues of corporate governance and responsible corporate behavior in domestic and international markets.

3.	TIAA-CREF participates in membership organizations and professional associations that seek to promote good corporate governance, protect shareholder rights and advance social responsibility. We also participate in related conferences and symposia in order to actively contribute to the development of the emerging corporate governance and social responsibility best practices.

4.	TIAA-CREF sponsors research, hosts conferences and works with regulators, legislators, self-regulatory organizations, and other institutional investors to educate the business community and the investing public about governance, shareholder rights and social responsibility.

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5.	TIAA-CREF submits written comments on regulatory proposals and testifies before various governmental bodies, administrative agencies and self-regulatory organizations.

6.	TIAA-CREF routinely engages with professional service providers (e.g., law, executive recruiting, executive compensation and accounting firms) in order to share knowledge and influence the professionals who advise our portfolio companies on important issues.

4. International Corporate Governance

With a substantial share of our assets invested in equities of companies listed on foreign markets and with international holdings in over 50 countries, TIAA-CREF is recognized as one of the most influential investors in the world. We have a long history of acting on behalf of our participants and shareholders to improve corporate governance standards globally. Our international governance activities, like our domestic program, are designed to protect our investments, reduce risk and increase shareholder value. We focus our governance efforts in those foreign markets where we currently have, or expect to have in the future, significant levels of capital at risk.

Our international corporate governance program consists of: (i) selective direct engagement with foreign portfolio companies; (ii) selective collaborative engagement with other institutional investors based in foreign markets; (iii) engagement and dialogue with foreign regulators, legislators and industry groups, and (iv) active participation in global corporate governance organizations.

In addition to maintaining a leadership role as an advocate for shareholder rights and good governance globally, TIAA-CREF is committed to using our best efforts to vote our shares in international companies. Our staff is familiar with voting procedures in every country where we invest and we stay abreast of new developments occurring in those markets. Additionally, we promote reforms needed to eliminate cross-border voting inefficiencies and to improve the mechanics of proxy voting globally.

TIAA-CREF has endorsed many of the governance standards of international associations and shareholder organizations. We agree with the widely-held view that the harmonization of international governance principles and standards of best practice is essential to achieve efficiency in the global capital markets. Accordingly, our governance initiatives in many non-U.S. markets with less developed corporate governance practices seek to deal with the following problems:

•	Robust shareholder rights, basic governance standards of board accountability and independence, full and timely disclosure and financial transparency are in many cases still only aspirational.

•	Legal and regulatory systems are still underdeveloped and means of enforcement can often be lacking.

•	Listed companies dominated by controlling shareholders often blend characteristics of private and public companies; giving management and insiders too much power and minority shareholders too little.
•	Foreign governments retain ownership in many local listed companies and exercise special powers that interfere with capital market efficiency.

•	Foreign banks often hold large blocks of shares within the companies they do business that can create conflicts of interest.

•	Ambivalence about shareholder engagement, control contests and takeover bids undermines management accountability and market vitality.

•	Policies and internal systems designed to avoid bribery and corruption are underdeveloped or non existent.

III. SHAREHOLDERS RIGHTS AND RESPONSIBILITIES

A. Introduction

TIAA-CREF recognizes that the laws, practices and customs governing company and shareholder interactions continue to vary across the globe despite recent harmonization efforts. However, we believe there are certain shareholder rights that should be respected by all publicly-traded operating companies regardless of their domicile. Similarly, shareholders also have a duty to exercise their rights responsibly.

Below we outline TIAA-CREF’s basic expectations for both companies and shareholders. While in some cases the full adoption of these rights and responsibilities may still be aspirational, we believe these principles should be pursued in the interest of maintaining well-functioning markets.

B. Generally Applicable Shareholder Rights

As owners of equity securities, shareholders rely primarily on a corporation’s board of directors to protect their interests. Unlike other groups that do business with the corporation (e.g., customers, suppliers and lenders), holders of common stock have no clear contractual protection of their interests. Instead, they place their trust in the directors, whom they elect, and use their right to vote at shareholder meetings to ensure the accountability of the board. We believe that the basic rights and principles set forth below should be guaranteed and should govern the conduct of every publicly-traded company.

1.	Each Director Should Represent All Shareholders. Shareholders should have the right to expect that each director (including directors who are affiliated with either the company or a particular shareholder) is acting in the interest of all shareholders and not that of a particular constituent, special interest group or dominant shareholder.

2.	One Share, One Vote. Generally, shareholders should have the right to vote in proportion to their economic stake in the company. Each share of common stock should have one vote. The board should not create multiple classes of common stock with disparate or “super” voting rights, nor should it give itself the discretion to cap voting rights that reduce the proportional representation of larger shareholdings. Companies that do not have a one-share-one-vote structure should periodically asses the efficacy of such a structure and provide shareholders with a rationale for maintaining such a structure.

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3.	Financial Equality. All shareholders should receive fair and equal financial treatment. We support measures designed to avoid preferential treatment of any shareholder.

4.	Confidential Voting. Shareholders should be able to cast proxy votes in a confidential manner. Tabulation should be conducted by an Inspector of Election who is independent of management. In a contest for control, it may be appropriate to modify confidentiality provisions in order to ensure the accuracy and fairness of the voting results.

5.	Vote Requirements. The board should not impose super-majority vote requirements, except in unusual cases where necessary to protect the interests of minority shareholders. Abstentions should not be included in the vote tabulation, except for purposes of determining whether a quorum is present. Shareholder votes cast “for” or “against” a proposal should be the only votes counted.

The board should not combine or “bundle” disparate issues and present them for a single vote. Shareholders should have the right to vote on each separate and distinct issue.

6.	Authorization and Issuance of Stock. Shareholders should have the right to approve the authorization of shares of common stock and the issuance of shares for corporate purposes in order to ensure that such actions serve a valid purpose and are consistent with shareholder interests.

7.	Antitakeover Provisions. Shareholders should have the right to approve any provisions that alter fundamental shareholder rights and powers. This includes poison pills and other anti-takeover devices. We strongly oppose antitakeover plans that contain “continuing director” or “deferred redemption” provisions limiting the discretion of a future board to redeem the plan. We believe that antitakeover measures should be limited by reasonable expiration periods.

8.	Board Communication. Shareholders should have the ability to communicate with the board of directors. Companies should adopt and disclose procedures for shareholders to communicate their views and concerns directly to board members. Applicable regulations aimed at preventing selective disclosure of material non-public information should not be used by boards and management as a shield to meaningful dialogue with shareholders.

9.	Common Language. Annual meeting agendas and disclosure documents should be published in English, the generally accepted language of international business, whenever a company has accessed global capital. Shareholders should not be disenfranchised as a result of language barriers.

10.	Impediments to Voting. Shareholders should be able to vote all their shares without impediments such as share blocking, beneficial owner registration, voting by show of hands, late notification of agenda items or other unreasonable requests. This particularly problematic in many foreign markets.
11.	Vote Confirmation. Shareholders should have the ability to confirm that their votes have been received and tabulated. The proxy voting process involves an extensive network of participants creating a risk that votes submitted by shareholders do not ultimately reach the corporation. Shareholders are devoting an increasing amount of resources to making their voting decisions and should be able to know that they are not being lost in the system.

12.	Robust Disclosure. Shareholders should expect robust disclosure on any item on which they are voting. In order to make informed decisions, shareholders should not be reliant on a third party to gather information from multiple sources. Companies should provide information on director qualifica-tions, independence, affiliations, related party transactions, executive compensation, conflicts of interest and other relevant governance information. Additionally, companies should provide audited financial statements that are acceptable under international governance and accounting standards.

C. Shareholder Responsibilities

As providers of capital, long-term shareholders have among the most to lose if markets deteriorate and asset prices fall. This is especially true for those institutions who invest on behalf of individuals, such as TIAA-CREF, whose losses can have a broad impact on the general public’s long-term financial security. Therefore, it is critical for such investors to participate as active owners of the companies in which they invest. By acting as responsible investors, long-term shareholders help to protect not only their clients but the capital markets as a whole. We believe that the following principles provide a framework for being a responsible investor.

1.	Exercise Rights Responsibly. Investors should exercise their rights responsibly to ensure companies are well-managed and positioned to drive long-term value. They should vote their shares diligently, recognizing that they are a valuable asset, and an important means to communicate with the company and other shareholders. Investors should not blindly support management, and should dedicate appropriate resources, including senior management, to proxy decisions. Further, investors should carefully and thoughtfully use the shareholder rights granted to them through regulation or the company’s bylaws. Boards and management should not have to continuously expend corporate resources responding to shareholder demands that the average prudent and responsible shareholder would deem frivolous, unreasonable or immaterial to the long-term health of the company.

2.	Hold Boards Accountable. Investors should be willing to take action when they believe the board has not adequately represented their interests. Shareholders should be willing and able to remove directors when they have performed badly or have been unresponsive to less aggressive overtures.

3.	Monitor Performance. Once they have made an investment decision, investors should be prepared to monitor

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companies and they should develop skills to do so. Monitoring includes discussions with both the board and management in differing ways, and engagement with companies on issues of concern. Shareholders should consider many factors in monitoring companies, including long-term performance, board performance, governance and other policies, strategic direction and leadership. Shareholders also should consider factors of risk, both from a perspective of whether appropriate risks are encouraged, but also monitoring performance in the context of the risk taken to achieve desired returns.

4.	Promote Aligned Compensation. Shareholders should ensure that compensation policies are performance-based, appropriately tailored to meet the company’s circumstances, integrated into and consistent with the business strategy and have a long-term orientation. There are a variety of ways to achieve these objectives. Nevertheless, these strategies should be based on realistic accounting of profits as well as encompass a measurement of risk. Compensation decisions provide one of the better windows into the boardroom, and clearly reflect on the quality of the board, its priorities, its ability to balance competing interests and its independence from management. Shareholders should strive to provide thoughtful feedback to companies through engagement, proxy votes, investor policy statements and advisory votes on compensation.

5.	Defend Integrity of Accounting Standards. Shareholders should take a more active position in defending the integrity of accounting standards. Accounting standards play an important role in our governance system, as the quality of reported information is effectively the life blood of financial markets. The purpose of financial statements should be to transparently represent the true condition of the reporting entity. If a company or industry is volatile or risky, the financial statements should represent this. Investors are otherwise unable to effectively judge risk and allocate capital appropriately.

6.	Increase Communication. Shareholders and boards should work together to develop constructive solutions to the risks posed by governance problems. Communication can be structured or unstructured or formal or informal, but whatever method is used, it should take place as necessary to ensure alignment and understanding of goals.

7.	Encourage Long-Term Orientation. The adoption of a long-term perspective should encourage boards and management to generate policies for sustainable growth and earnings, and discourage excessive short-term risk taking. Investors should have discipline in ensuring that they themselves are acting in the long-term interests of their beneficiaries, ranging from dedicating the proper resources to governance and monitoring to ensuring their own reward system is consistent with a long-term strategy.

8.	Strengthen Investors’ Own Governance. Large mutual funds and pension funds hold significant stakes in corporate

America and, therefore, have the greatest potential ability to influence corporate policies. However, in order to be credible advocates, they should hold themselves to high standards of governance appropriate for their own operations. Fund governance practices, which understandably differ from governance practices for publicly-traded operating companies in certain respects, still should be examined to ensure that any potential conflicts of interests are properly managed and that fiduciary obligations are met.

9.	Ensure Responsible Securities Lending. Institutional investors must balance their responsibility to be active owners with their duty to generate optimal financial returns for their beneficiaries. Securities lending practices can create a conflict with respect to whether to recall loaned securities in order to vote, or not to recall in order to preserve lending fee revenue. In the U.S., the lack of advance notice of agenda items prior to the record date can further complicate an investor’s securities recall decision. To address these issues, institutional investors should develop new policies or enhance existing ones governing their securities lending and proxy voting practices. The policies should require the investor to conduct an analysis of the relative value of lending fees versus voting rights in any given situation and require a recall of securities when the investor believes the exercise of voting rights may be necessary to maximize the long-term value of its investments despite the loss of lending fee revenue. Further, to the extent practicable and consistent with applicable regulations and existing contractual obligations, the policy should require the investor to monitor its securities lending program.

IV. CORPORATE GOVERNANCE PRINCIPLES

A. Introduction

TIAA-CREF believes that no matter where a company is located, once it elects to access capital from the public it becomes subject to basic principles of corporate governance. Corporate governance standards must balance two goals — protecting the interests of shareholders while respecting the duty of boards and managers to direct and manage the affairs of the corporation. The corporate governance policies set forth in this Policy Statement seek to ensure board and management accountability, sustain a culture of integrity, contribute to the strength and continuity of corporate leadership and promote the long-term growth and profitability of the business enterprise. At the same time, these policies are designed to safeguard our rights as shareholders and provide an active and vigilant line of defense against fraud, breaches of integrity and abuses of authority.

Below we present our basic expectations of portfolio companies. While we recognize that companies outside the United States are subject to different laws, standards and customs and are mindful that cultural differences need to be respected, we do not believe this should result in companies failing to comply with the principles presented. Furthermore, we are also mindful

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that companies face unique situations and that a “one size fits all” approach to corporate governance is not practical. However, when a company chooses to not to adopt a generally accepted governance practice, we expect disclosure explaining why such a decision was appropriate.

B. Expectations of Portfolio Companies

1. The Board of Directors

The board of directors in their representation of the long-term interest of shareholders is responsible for, among other things: (i) overseeing the development of the corporation’s long-term business strategy and monitoring its implementation; (ii) assuring the corporation’s financial integrity; (iii) developing compensation and succession planning policies; (iv) setting the ethical tone for the company; and (v) ensuring management accountability.

To fulfill these responsibilities, the board must establish good governance policies and practices. Good governance is essential to the board’s fulfillment of its duties of care and loyalty. Shareholders in turn are obligated to monitor the board’s activities and hold directors accountable for the fulfillment of their duties.

TIAA-CREF has adopted the following principles for board structure and process:

Board Membership

1.	Director Independence. The board should be composed of a substantial majority of independent directors. A periodic examination of all relevant information should be conducted to ensure compliance with this policy. TIAA-CREF has long advocated for director independence, which is now widely accepted as the keystone of good corporate governance. The definition of independence should not be limited to stock exchange listing standards. At a minimum, we believe that to be independent a director and his or her immediate family members should have neither present or recent employment with the company, nor any substantial connection of a personal or financial nature other than ownership of equity in the company. Boards should be mindful that personal or business relationships, even without a financial component, can compromise independence. Any director who a disinterested observer would reasonably consider to have a “substantial” relationship with the company should not be considered independent. Independence requirements should be interpreted broadly to ensure there is no conflict of interest, in fact or in appearance, that might compromise a director’s objectivity and loyalty to shareholders.

2.	Director Election. As discussed in more detail below, TIAA-CREF believes that a company’s charter or bylaws should dictate that directors be elected annually by a majority of votes cast.

3.	Director Compensation. Directors should have a direct, personal and meaningful investment in the common stock of the company. We believe that stock ownership helps align board members’ interests with those of shareholders. Director com pensation programs should include a balanced mix of cash and equity and be structured to encourage a long-term perspective.

4.	Disclosure of Monetary Arrangements. Any monetary arrangements between the company and directors outside normal board activities should be approved by the board and disclosed to shareholders. Such monetary arrangements are generally discouraged, as they may compromise a director’s independence.

5.	Other Commitments. Prior to nominating directors, the nominating and governance committee should ensure that directors are able to devote the necessary time and energy to fulfill their board responsibilities. Considerations should include, current employment responsibilities, other board and committee commitments and the travel required to attend board meetings in person.

6.	Director Education. Companies should encourage directors to attend education programs offered by the company as well as those offered externally. After an orientation program to acclimate new directors to the company’s operations and culture, directors should also receive continued training to increase their knowledge and understanding of the company’s businesses and operations. They should enroll in education programs to improve their industry-specific knowledge and understanding of their responsibilities.

Director Elections

TIAA-CREF has adopted the following policy on director elections:

1.	Directors should be elected annually by a majority rather than a plurality of votes cast.*

2.	In the election of directors, shareholders should have the right to vote “for,” “against,” or “abstain.”

3.	In any election where there are more candidates on the proxy than seats to be filled, directors should be elected by a plurality of votes cast.*

4.	Any incumbent candidate in an uncontested election who fails to receive a majority of votes cast should be required to tender an irrevocable letter of resignation to the board. The board should decide promptly whether to accept the resignation or to seat the incumbent candidate and should disclose the reasons for its decision.

5.	Amendments to a company’s director election standards should be subject to a majority vote of shareholders.

* Votes cast should include “withholds.” Votes cast should not include “abstains,” except that “abstains” should be counted as present for quorum.

Director Nomination

1.	Director Retirement Policy. Although TIAA-CREF does not support arbitrary limits on the length of director service, we believe boards should establish a formal director retirement policy. A director retirement policy can contribute to board stability, vitality and renewal.

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2.	Director Qualifications. The board should be composed of individuals who can contribute expertise and judgment, based on their professional qualifications and business experience. The board should reflect a diversity of background and experience. All directors serving on the audit committee should be financially literate and at least one director should qualify as a financial expert. All directors should be prepared to devote substantial time and effort to board duties, taking into account their other professional responsibilities and board memberships.

3.	Shareholder Nominations. Boards should establish and dis close the process by which shareholders can submit nominations to be considered by the board. If the nomination is not accepted, the board should communicate to that shareholder a reason for not accepting the nomination.

4.	Proxy Access. TIAA-CREF believes that shareholders should have the right to place their director nominees on the company’s proxy and ballot in accordance with applicable law, or absent such law if reasonable conditions are met. The board should not take actions designed to prevent the full execution of this right.

Board Responsibilities

1.	Monitoring and Oversight. In fulfilling its duty to monitor the management of the corporate enterprise, the board should: (i) be a model of integrity and inspire a culture of responsible behavior and high ethical standards; (ii) ensure that corporate resources are used only for appropriate business purposes; (iii) mandate strong internal controls, avoid conflicts of interest, promote fiscal accountability and ensure compliance with applicable laws and regulations; (iv) implement procedures to ensure that the board is promptly informed of any violations of corporate standards; (v) through the Audit Committee, engage directly in the selection and oversight of the corporation’s external audit firm; and (vi) develop, disclose and enforce a clear and meaningful set of corporate governance principles.

2.	Strategic Business Planning. The board should participate with management in the development of the company’s strategic business plan and should engage in a comprehensive review of strategy with management at least annually. The board should monitor the company’s performance and strategic direction, while holding management responsible for implementing the strategic plan.

3.	CEO Selection, Evaluation and Succession Planning. One of the board’s most important responsibilities is the selection, development and evaluation of executive leadership. Strong, stable leadership with proper values is critical to the success of the corporate enterprise. The board should continuously monitor and evaluate the performance of the CEO and senior executives, and should oversee a succession plan for executive management. The board should disclose the succession planning process generally.

4.	Equity Policy. The board should develop an equity policy that determines the proportion of the company’s stock to be made available for compensation and other purposes. The policy should establish clear limits on the number of shares to be used for options and other forms of equity grants. The policy should set forth the goals of equity compensation and their links to performance.

Board Operation

1.	Board Size. The board should be large enough to provide expertise and diversity and allow key committees to be staffed with independent directors, but small enough to encourage collegial deliberation with the active participation of all members.

2.	Executive Sessions. The full board and each board committee should hold regular executive sessions at which only independent directors are present. Executive sessions foster a culture of independence and provide opportunities for directors to engage in open discussion of issues that might be inhibited by the presence of management. Executive sessions can be used to evaluate CEO performance, discuss executive compensation and deal with internal board matters.

3.	Board Evaluation. The board should conduct an annual evaluation of its performance and that of its key committees. Evaluation criteria linked to board and committee responsibilities and goals should be set forth in the charter and governance policies. In addition to providing director orientation and education, the board should consider other ways to strengthen director performance, including individual director evaluations.

4.	Indemnification and Liability. It is appropriate for companies to indemnify directors for liability and legal expenses that arise in connection with their board service to the extent provided by law. However, when a court, regulator or other authoritative body has made a final determination that serious misconduct (e.g., fraud, gross negligence and breach of duty of loyalty) has occurred, then directors should not be indemnified.

5.	Role of the Chairman. In recent years public confidence in board independence has been undermined by an array of scandals, fraud, accounting restatements, options backdating, abuses in CEO compensation, perquisites and special privileges. These issues have highlighted the need for boards to be (and to be perceived as) fully independent, cost conscious, free of conflicts, protective of shareholder interests and capable of objectivity, toughness and independence in their oversight of executive management.

In order to ensure independent oversight, TIAA-CREF believes that the separation of CEO and chair or appointment of a lead independent director is appropriate. In addition to disclosing why a specific structure has been selected, when the CEO and chair roles are combined, a company should disclose how the lead independent director’s role is structured to ensure they provide an appropriate counter balance to the CEO/chair.

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Board Organization

Boards should establish at least three standing committees—an audit committee, a compensation committee and a nominating and governance committee—all composed exclusively of independent directors. The credibility of the board will depend in large part on the vigorous demonstration of independence by these standing committees.

While the responsibilities of the three primary standing committees are generally established through laws and listing standards, TIAA-CREF believes that specific attention should be given to the following:

Compensation Committee

The Compensation Committee is responsible for oversight of the company’s compensation and benefit programs, including performance-based plans and policies that attract, motivate, retain and incentivize executive leadership to create long-term shareholder value. Committee members should have an understanding of competitive compensation and be able to critically compare the company’s plans and practices to those offered by the company’s peers. Committee members should be independent-minded, well informed, capable of dealing with sensitive decisions and scrupulous about avoiding conflicts of interest. Committee members should understand the relationship of individual components of compensation to total compensation. The committee, in conjunction with the full board, should confirm that the Compensation Discussion and Analysis (CD&A) accurately reflects the compensation decisions made. Since compensation practices receive such great scrutiny, below we provide principles that we believe should guide the committee’s compensation decisions.

Audit Committee

The Audit Committee oversees the company’s accounting, compliance and in most cases risk management practices. It is responsible for ensuring the full and fair disclosure of the company’s financial condition. The Audit Committee operates at the intersection of the board, management, independent auditors and internal auditors. It has sole authority to hire and fire the corporation’s independent auditors and to set and approve their compensation. The Audit Committee is also responsible for overseeing the adequacy and effectiveness of the company’s internal controls. The internal audit team should report directly to the Audit Committee.

Nominating and Governance Committee

The Nominating and Governance Committee oversees the company’s corporate governance practices and the selection and evaluation of directors. The committee is responsible for establishing board structure and governance policies that conform to regulatory and exchange listing requirements and ensuring the appropriate and effective board oversight of the company’s business. When the company’s board structure and/or governance policies are not consistent with generally accepted best practices, the committee should ensure that shareholders are provided with a reasonable explanation why the selected structure and policies are appropriate.

In addition to the three primary standing committees established through laws and listing standards, boards should also establish additional committees as needed to fulfill their duties. These may include executive, corporate governance, finance, technology, investment, customers and product, operations, human resources, public affairs, sustainability and risk committees.

TIAA-CREF has adopted the following principles for committees of the board:

1.	Each committee charter should specifically identify the role the committee plays in the overall risk management structure of the board. When a company faces numerous or acute risks, financially or operationally, the board should disclose why the current risk management structure is appropriate.

2.	Each committee should have the power to hire independent experts and advisors.

3.	Each committee should report to the full board on the issues and decisions for which it is responsible.

4.	Whenever a company is the subject of a shareholder engagement initiative or resolution, the appropriate committee should review the matter and the proposed management response.

2. Executive Compensation

Recently, there has been an intensive focus on executive compensation by shareholders, legislators, regulators and other observers. TIAA-CREF does not believe in prescribing specific compensation programs or practices for our portfolio companies. We are mindful that each company’s situation is unique and encourage the board to craft a compensation program that is appropriately customized. As long-term investors, we support compensation policies that promote and reward the creation of long-term sustainable shareholder value.

We appreciate that boards of directors, not shareholders, are in the best position to take all of the relevant factors into consideration in establishing an executive compensation program that will attract, retain and appropriately incentivize executive management to strengthen performance and create long-term sustainable value for shareholders.

However, shareholders do have an important role in assessing the board’s stewardship of executive compensation and should engage in discussions when they believe compensation programs are not aligned in the best interests of shareholders. To that end, the board, through its Compensation Committee, along with executive management, is responsible for providing shareholders with a detailed explanation of the company’s compensation philosophy, including explanations of all components of the program, through disclosure in the CD&A and the board Compensation Committee Report.

Although we do not prescribe specifics, below we outline the general principles that should guide the establishment of compensation plans and CD&A disclosures.

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General Principles

Executive compensation should be based on the following principles:

1.	Compensation should be objectively linked to appropriate company-specific metrics that drive long-term sustainable value and reflect operational parameters that are affected by the decisions of the executives being compensated.

2.	Compensation plans should be based on a performance measurement cycle that is consistent with the business cycle of the corporation.

3.	Compensation should include a mixture of cash and equity that is appropriate based on the company’s compensation philosophy without incentivising excessive risk.

4.	Compensation should consider the overall performance of the company as well as be based on each executive’s responsibilities and criteria that are actually within each executive’s control or influence.

5.	Compensation should be reasonable by prevailing industry standards, appropriate to the company’s size and complexity, and fair relative to pay practices throughout the company.

6.	The board should not unduly rely on comparative industry data and other outside surveys to make compensations determinations; especially if such information is inconsistent with the company’s compensation philosophy.

7.	Compensation Committees should work only with consultants who are independent of management.

8.	Companies should use peer groups that are consistent with their industry, size, scope and market for executive talent.

9.	Executive performance evaluations should include a balance between formulaic and subjective analysis without being overly reliant on either.

10.	If employment contracts are in place for named executive officers, such contracts should balance the need to attract and retain the services of the executive with the obligation to avoid exposing the company to liability, unintended costs and excessive transfers of corporate treasury; especially in the event of terminations for misconduct, gross mismanagement or other reasons constituting a “for cause” termination.

Principles Specific to Equity-Based Compensation Plans

While equity-based compensation can offer great incentives to management, it can also have great impact on shareholder value. The need for directors to monitor and control the use of equity in executive compensation has increased in recent years. It is the board of directors that is responsible for oversight of the company’s equity compensation programs and for the adequacy of their disclosure.

In general, equity-based compensation should be based upon the following principles:

1.	The use of equity in compensation programs should be determined by the board’s equity policy. Dilution of shareholder equity should be carefully considered and managed, not simply an unintended consequence.

2.	All plans that provide for the distribution of stock or stock options should be submitted to shareholders for approval.

3.	Equity-based plans should take a balanced approach to the types of equity used. Equity that is not linked to performance metrics runs the risk of rewarding or punishing executives for market movements beyond their control.

4.	Equity-based plans should be judicious in the use of stock options. When used inappropriately, option grants can provide incentives for management to focus on the company’s short-term stock price rather than long-term performance.

5.	Equity-based plans should specifically prohibit “mega grants,” defined as grants to executives of stock options whose value at the time of the grant exceeds a reasonable multiple of the recipient’s total cash compensation.

6.	Equity-based plans should establish minimum vesting requirements and avoid accelerated vesting.

7.	Equity-based plans should specifically prohibit any direct or indirect change to the strike price or value of options without the approval of shareholders.

8.	Companies should support requirements for stock obtained through exercise of options to be held by executives for substantial periods of time, apart from partial sales permitted to meet tax liabilities caused by such exercise. Companies should establish holding periods commensurate with pay level and seniority.

9.	Companies should require and specify minimum stock ownership requirements for directors and company executives to ensure their interests are aligned with shareholders.

10.	Backdating of option grants should be prohibited. Issuance of stock or stock options timed to take advantage of nonpublic information with short-term implications for the stock price should also be prohibited.

11.	Equity plans should prohibit recipients from hedging or otherwise reducing their exposure to changes in the company’s stock price as this can result in their interests no longer being aligned with shareholders.

12.	Generally, dividends (or equivalents) associated with unvested shares should be accrued, payable after the shares have vested and such amounts should be disclosed. However, if dividends are paid on unvested shares then such payment amounts should be disclosed along with a reasonable rationale.

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Compensation Discussion and Analysis

A company’s compensation disclosure should be based on the following principles:

1.	The disclosure should be clear, concise and generally able to be understood by any reasonably informed shareholder.

2.	The disclosure should explain how the program seeks to identify and reward the value added by management.

3.	The disclosure should identify how compensation is linked to long-term sustainable value creation.

4.	Performance metrics, weights and targets should be disclosed, including why they are appropriate given the company’s business objectives and how they drive long-term sustainable value.

5.	When possible, charts should be used in conjunction with narratives to enhance comprehension.

6.	When compensation decisions are inconsistent with generally accepted practices, care should be given to provide shareholders with a reasonable explanation as to why such actions were deemed appropriate.

7.	Significant changes to the compensation program from year to year and accompanying rationale should be prominently identified.

8.	Companies should explain their rationale for the peer group selected, including reasons for (a) changes to the group from year to year and (b) any differences in the peer group of companies used for strategic and business purposes and the peer group used for compensation decisions.

9.	Non-GAAP financial performance measures should be presented alongside their GAAP counterparts with an explanation of why each adjustment was made.

10.	Tax gross-ups, if not generally available to all employees, should be accompanied by disclosure explaining why they are reasonable and necessary.

11.	If employment contracts are in place for named executive officers, such contracts should be disclosed in detail with an explanation of how such contracts are in the best interest of the company and its shareholders.

V. ENVIRONMENTAL AND SOCIAL ISSUES

A. Introduction

As a matter of good corporate governance, boards should carefully consider the strategic impact of environmental and social responsibility on long-term shareholder value. Over the last several years, numerous innovative best practices have emerged within corporations that promote risk management (including reputational risk) and sustainable competitiveness. TIAA-CREF believes that companies and boards should exercise diligence in their consideration of environmental and social issues, analyze the strategic and economic questions they raise and disclose their environmental and social policies and practices. To ensure companies have the best possible information about their relationship with their stakeholders, directors should encourage dialogue between the company and its investors, employees, customers, suppliers and the larger community.

We believe that investors should encourage a long-term perspective regarding sustainability and social responsibility, which may impact the long-term performance of both individual companies and the market as a whole. We communicate directly with companies to encourage careful consideration of sustainable practices and disclosure. TIAA-CREF may support reasonable shareholder resolutions on social and environmental topics that raise relevant economic issues for companies. In casting our votes, we consider whether the resolution respects the proper role of shareholders and boards in overseeing company policy, as well as any steps that the company may have taken to address concerns.

B. Issues of Concern

While our policies are not intended to be prescriptive, we believe that the following issues merit board and investor attention:

1. Environment and Health

We believe that changes in the natural environment, associated human health concerns, and growing national and international efforts to mitigate these concerns will pose risks and opportunities for companies. In particular:

•	A company’s greenhouse gas emissions and its vulnerability to climate change may represent both short-term and long-term potential risks;

•

Hazards related to safety or toxic emissions at business facilities may expose companies to such risks as regulatory penalties, legal liability, diminished reputation, increased cost and loss of market share;

•	Expectations of growing resource scarcity, especially with regard to energy, biodiversity, water and forest resources present long-term challenges and uncertainties for businesses; and

•	Significant public health impacts may result from company operations and products, and global health pandemics may disrupt company operations and long-term growth.

Conversely, strategic management of health and environmental challenges may provide opportunities for enhanced efficiency, reputation, product innovation and competitive advantage. We believe that boards and managers should integrate health and environmental considerations into strategic deliberations. Consistent with long-term business strategic goals, companies should develop and implement policies designed both to mitigate and adapt to these challenges, and to make reasonable disclosures about efforts to manage these concerns.

2. Human Rights

Adoption and enforcement of human rights codes and fair labor standards, including supply and distribution chains where appropriate, can help a company protect its reputation, increase worker productivity, reduce liability, improve customer loyalty and gain competitive advantage.

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Companies may face legal or reputational risks relating to perceived violations, or complicity in violations, of internationally recognized human rights. While it is the duty of states to protect labor and human rights through the enforcement of national and local laws, companies should strive to respect these rights by developing policies and practices to avoid infringing on the rights of workers, communities and other stakeholders throughout their global operations.

The international community has established numerous conventions, covenants and declarations which together form a generally accepted framework for universal human rights. Though most of these instruments are intended to define state duties, the principles underlying these standards form the basis for public judgments about corporate human rights performance. Companies should determine which of these rights may be impacted by company operations and relationships and adopt labor and human rights policies that are consistent with the fundamental attributes of these norms. Examples include freedom of expression, personal security, indigenous rights and labor standards related to child and forced labor, discrimination, and freedom of association and collective bargaining.

Companies should be transparent about their policies and develop monitoring systems to ensure compliance by employees, and, where appropriate, business partners. Companies should pay heightened attention to human rights in regions characterized by conflict or weak governance, while it may be more appropriate to emphasize legal compliance in stable countries with well-functioning governments and regulatory systems in place.

In the experience of TIAA-CREF, long-term shareholder engagement with companies is the most effective and appropriate means of promoting corporate respect for human rights. However, in the rarest of circumstances and consistent with Section II of this document, we may, as a last resort, consider divesting from companies we judge to be complicit in genocide and crimes against humanity, the most serious human rights violations, after sustained efforts at dialogue have failed and divestment can be undertaken in a manner consistent with our fiduciary duties.

3. Diversity and Non-Discrimination

Promoting diversity and maintaining inclusive workplace standards can help companies improve decision making, attract and retain a talented and diverse workforce and compete more effectively. Boards and management should strive to create a culture of inclusiveness and acceptance of differences at all levels of the corporation. Companies should be aware of any potential failures to provide equal opportunities and develop policies and initiatives to address any concerns.

Boards of directors can also benefit from a diversity of perspective and demographics. Though we do not believe in quotas, we believe that nominating committees should develop appropriate diversity criteria for director searches to ensure that candidates are drawn from the broadest possible pool of talent. Companies should disclose how diversity policies support corporate efforts to strengthen the effectiveness of their boards.

Given changing cultural norms, companies should reference sexual orientation and gender identity in corporate non-discrimination policies, even when not specifically required by law.

4. Philanthropy and Corporate Political Influence

Without effective oversight, excessive or poorly managed corporate political spending may pose risks to shareholders, including the risk that corporate political spending may benefit political insiders at the expense shareholder interests. Given increased public scrutiny of corporate political activities, we believe it is the responsibility of company boards to review and disclose the use of corporate assets to influence the outcomes of elections. Companies involved in political activities should disclose information about contributions as well as the board and management oversight procedures designed to ensure that political expenditures are made in compliance with all laws and in the best interests of shareholders.

Boards should also oversee charitable contributions to ensure that these are consistent with the values and strategy of the corporation. Companies should disclose their corporate charitable contributions, and boards should adopt policies that prohibit corporate contributions that would pose any actual or perceived risk to director independence.

5. Product Responsibility

Failure to manage the potential hazards created by their products and services can create long-term risks for companies and undermine public faith in the market. Companies that demonstrate ethical behavior and diligence with regard to product safety and suitability can avoid reputational and liability risks and strengthen their competitive position.

Companies should carefully analyze the potential risks related to the use of their products, develop policies to manage any potential concerns, and disclose results to shareholders.

APPENDIX A: PROXY VOTING GUIDELINES

A. Introduction

TIAA-CREF’s voting practices are guided by our mission and obligations to our participants and shareholders. As indicated in this Policy Statement, we monitor portfolio companies’ governance, social and environmental practices to ensure that boards consider these factors in the context of their strategic deliberations.

The following guidelines are intended to assist portfolio companies, participants and shareholders and other interested parties in understanding how TIAA-CREF is likely to vote on governance, compensation, social and environmental issues. The list is not exhaustive and does not necessarily represent how TIAA-CREF will vote on any particular proposal. We vote proxies in accordance to what we believe is in the best interest of our participants and shareholders. In making those decisions the Corporate Governance staff takes into account many factors, including input from our Asset Management Group and third-party research. We consider specific company context, including governance practices and financial performance. It is

TIAA-CREF Separate Account VA-1 ■ Statement of Additional Information	B-105

our belief that a one-size-fits-all approach to proxy voting is not appropriate.

We establish voting policies with respect to both management proposals and shareholder resolutions. Our proxy voting decisions with respect to shareholder resolutions may be influenced by several additional factors: (i) whether the shareholder resolution process is the appropriate means of addressing the issue; (ii) whether the resolution promotes good corporate governance and is related to economic performance and shareholder value; and (iii) whether the information and actions recommended by the resolution are reasonable and practical. In instances where we agree with the concerns raised by proponents but do not believe that the policies or actions requested are appropriate, TIAA-CREF will generally abstain on the resolution.

Where appropriate, we will accompany our vote with a letter of explanation.

B. Guidelines for Board-Related Issues

Policy Governing Votes on Directors:

General Policy: TIAA-CREF will generally vote in favor of the board’s nominees. However, we will consider withholding or voting against some or all directors in the following circumstances:

•

When we conclude that the actions of directors are unlawful, unethical, negligent, or do not meet fiduciary standards of care and loyalty, or are otherwise not in the best interest of shareholders. Such actions would include: issuance of backdated or spring loaded options, excessively dilutive equity grants, egregious compensation practices, unequal treatment of shareholders, adoption of inappropriate antitakeover devices, and unjustified dismissal of auditors.

•	When directors have failed to disclose, resolve or eliminate conflicts of interest that affect their decisions.

•	When less than a majority of the company’s directors are independent, by TIAA-CREF standards of independence.

•	When a director has consistently failed to attend board and committee meetings without an appropriate rationale being provided.

In cases where TIAA-CREF decides to withhold or vote against the entire board of directors, we will also abstain or vote against a provision on the proxy granting discretionary power to vote on “other business” arising at the shareholders meeting.

Contested Elections:

General Policy: TIAA-CREF will generally vote for the candidates we believe will best represent the interests of long-term shareholders.

Majority Vote for the Election of Directors:

General Policy: As indicated in Section IV of this Policy Statement, TIAA-CREF will generally support shareholder resolutions asking that companies amend their governance documents to provide for director election by majority vote.

Reimbursement of Expenses for Dissident Shareholder Nominees:

General Policy: TIAA-CREF will consider on a case-by-case basis shareholder resolutions asking that the company reimburse certain expenses related to the cost of dissident short-slate director campaigns or election contests.

Establish Specific Board Committees:

General Policy: TIAA-CREF will generally vote against shareholder resolutions asking the company to establish specific board committees unless we believe specific circumstances dictate otherwise.

Annual Election of Directors:

General Policy: TIAA-CREF will generally support shareholder resolutions asking that each member of the board stand for re-election annually.

Cumulative Voting:

General Policy: TIAA-CREF will generally not support proposals asking that shareholders be allowed to cumulate votes in director elections, as this practice may encourage the election of “special interest” directors.

C. Guidelines for Other Governance Issues

Separation of Chairman and Chief Executive Officer:

General Policy: TIAA-CREF will generally not support shareholder resolutions asking that the roles of Chairman and CEO be separated. However we may support such resolutions where we believe that there is not a bona-fide lead independent director and the company’s corporate governance practices or business performance are materially deficient.

Ratification of Auditor:

General Policy: TIAA-CREF will generally support the board’s choice of auditor and believe we should be able to do so annually. However, TIAA-CREF will consider voting against the ratification of an audit firm where non-audit fees are excessive, where the firm has been involved in conflict of interest or fraudulent activities in connection with the company’s audit, or where the auditors’ independence is questionable.

Supermajority Vote Requirements:

General Policy: TIAA-CREF will generally support shareholder resolutions asking for the elimination of supermajority vote requirements.

Dual-Class Common Stock and Unequal Voting Rights:

General Policy: TIAA-CREF will generally support shareholder resolutions asking for the elimination of dual classes of common stock with unequal voting rights or special privileges.

Right to call a Special Meeting:

General Policy: TIAA-CREF will generally support shareholder resolutions asking for the right to call a special meeting. However, we believe a 25% ownership level is reasonable and

B-106	Statement of Additional Information ■ TIAA-CREF Separate Account VA-1

generally would not be supportive of proposals to lower the threshold if it is already at that level.

Right to Act by Written Consent:

General Policy: TIAA-CREF will consider on a case-by-case basis shareholder resolutions asking that they be granted the ability to act by written consent.

Antitakeover Devices (Poison Pills):

General Policy: TIAA-CREF will consider on a case-by-case basis proposals relating to the adoption or rescission of anti-takeover devices with attention to the following criteria:

•	Whether the company has demonstrated a need for anti-takeover protection;

•	Whether the provisions of the device are in line with generally accepted governance principles;

•	Whether the company has submitted the device for shareholder approval; and

•	Whether the proposal arises in the context of a takeover bid or contest for control.

TIAA-CREF will generally support shareholder resolutions asking to rescind or put to a shareholder vote antitakeover devices that were adopted without shareholder approval.

Reincorporation:

General Policy: TIAA-CREF will evaluate on a case-by-case basis proposals for reincorporation taking into account the intention of the proposal, established laws of the new domicile and jurisprudence of the target domicile. We will not support the proposal if we believe the intention is to take advantage of laws or judicial interpretations that provide antitakeover protection or otherwise reduce shareholder rights.

D. Guidelines for Compensation Issues

Equity-Based Compensation Plans:

General Policy: TIAA-CREF will review equity-based compensation plans on a case-by-case basis, giving closer scrutiny to companies where plans include features that are not performance-based or where total potential dilution from equity compensation exceeds 10%. As a practical matter, we recognize that more dilutive broad-based plans may be appropriate for human-capital intensive industries and for small- or mid-capitalization firms and start-up companies.

We generally note the following red flags when evaluating executive compensation:

•

Excessive Equity Grants: TIAA-CREF will examine a company’s past grants to determine the rate at which shares are being issued. We will also seek to ensure that equity is being offered to more than just the top executives at the company. A pattern of excessive grants can indicate failure by the board to properly monitor executive compensation and its costs.

•

Lack of Minimum Vesting Requirements: TIAA-CREF believes that companies should establish minimum vesting guidelines for senior executives who receive stock grants. Vesting requirements help influence executives to focus on maximizing the company’s long-term performance rather than managing for short-term gain.

•

Undisclosed or Inadequate Performance Metrics: TIAA-CREF believes that performance goals for equity grants should be disclosed meaningfully. Performance hurdles should not be too easily attainable. Disclosure of these metrics should enable shareholders to assess whether the equity plan will drive long-term value creation.

•	Misalignment of Interests: TIAA-CREF supports equity ownership requirements for senior executives and directors to align their interests with those of shareholders.

•

Reload Options: TIAA-CREF will generally not support “reload” options that are automatically replaced at market price following exercise of initial grants. Reload options can lead to excessive dilution and overgenerous benefits and allow recipients to lock in increases in stock price that occur over the duration of the option plan with no attendant risk.

•

Mega Grants: TIAA-CREF will generally not support mega grants. A company’s history of such excessive grant practices may prompt TIAA-CREF to vote against the stock plans and the directors who approve them. Mega grants include equity grants that are excessive in relation to other forms of compensation or to the compensation of other employees and grants that transfer disproportionate value to senior executives without relation to their performance.

•

Undisclosed or Inappropriate Option Pricing: TIAA-CREF will generally not support plans that fail to specify exercise prices or that establish exercise prices below fair market value on the date of grant.

•

Repricing Options: TIAA-CREF will generally not support plans that authorize repricing. However, we will consider on a case-by-case basis management proposals seeking shareholder approval to reprice options. We are more likely to vote in favor of repricing in cases where the company excludes named executive officers and board members and ties the repricing to a significant reduction in the number of options.

•

Excess Discretion: TIAA-CREF will generally not support plans where significant terms of awards—such as coverage, option price, or type of awards—are unspecified, or where the board has too much discretion to override minimum vesting and/or performance requirements.

•

Evergreen Features: TIAA-CREF will generally not support option plans that contain evergreen features which reserve a specified percentage of outstanding shares for award each year and lack a termination date. Evergreen features can undermine control of stock issuance and lead to excessive dilution.

Shareholder Resolutions on Executive Compensation:

General Policy: TIAA-CREF will consider on a case-by-case basis shareholder resolutions related to specific compensation practices. Generally, we believe specific practices are the purview of the board.

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Advisory Vote on Compensation Disclosure:

General Policy: TIAA-CREF prefers that companies offer an annual non-binding vote on executive compensation (“say on pay”). In absence of an annual vote, companies should clearly articulate the rationale behind offering the vote less frequently. We will consider on a case-by-case basis advisory vote on executive compensation proposals with reference to our compensation disclosure principles noted in Section IV of this Policy Statement.

Golden Parachutes:

General Policy: TIAA-CREF will vote on a case-by-case basis on golden parachutes proposals taking into account the structure of the agreement and the circumstances of the situation. However, we would prefer to see a double trigger on all change of control agreements.

E. Guidelines for Environmental and Social Issues

As indicated in Section V, TIAA-CREF will generally support shareholder resolutions seeking reasonable disclosure of the environmental or social impact of a company’s policies, operations or products. We believe that a company’s management and directors have the responsibility to determine the strategic impact of environmental and social issues and that they should disclose to shareholders how they are dealing with these issues.

Global Climate Change:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure of greenhouse gas emissions, the impact of climate change on a company’s business activities and products and strategies designed to reduce the company’s long-term impact on the global climate.

Use of Natural Resources:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s use of natural resources, the impact on its business of declining resources and its plans to improve the efficiency of its use of natural resources.

Impact on Ecosystems:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s initiatives to reduce any harmful impacts or other hazards that result from its operations or activities to local, regional or global ecosystems.

Global Labor Standards:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking a review of a company’s labor standards and enforcement practices, as well as the establishment of global labor policies based upon internationally recognized standards.

Diversity and Non-Discrimination:

General Policies:

•

TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s nondiscrimination policies and practices, or seeking to implement such policies, including equal employment opportunity standards.

•	TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s workforce and board diversity policies and practices.

Global Human Rights Codes of Conduct:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking a review of a company’s human rights standards and the establishment of global human rights policies, especially regarding company operations in conflict zones or weak governance.

Corporate Response to Global Health Risks:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to significant public health impacts resulting from company operations and products, as well as the impact of global health pandemics on the company’s operations and long-term growth.

Corporate Political Influence:

General Policies:

•

TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s political expenditures, including board oversight procedures, direct political expenditures, and contributions to third parties for the purpose of influencing election results.

•	TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s charitable contributions and other philanthropic activities.

•

TIAA-CREF may consider not supporting shareholder resolutions that appear to promote a political agenda that is contrary to the mission or values of TIAA-CREF or the long-term health of the corporation.

Animal Welfare:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions asking for reports on the company’s impact on animal welfare.

Product Responsibility:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure relating to the safety and impact of a company’s products on the customers and communities it serves.

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Predatory Lending:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions asking companies for disclosure about the impact of lending activities on borrowers and policies designed to prevent predatory lending practices.

Tobacco:

General Policies:

•

TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to risks associated with tobacco use and efforts by a company to reduce exposure to tobacco products among the young or other vulnerable populations.

•	TIAA-CREF will generally not support shareholder resolutions seeking to alter the investment policies of financial institutions or to require divestment of tobacco company stocks.

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730 Third Avenue

New York, NY 10017-3206

A10893 (5/11)

PART C

OTHER INFORMATION

Item 29. Financial Statements and Exhibits

(a)	Financial statements.

All required financial statements for the Registrant are included in the Registrant’s December 31, 2010 annual report to Contract Owners and are incorporated herein by reference. All required financial statements for Teachers Insurance and Annuity Association of America (“TIAA”) are included with Part B (the Statement of Additional Information) of this Registration Statement.

(b)	Exhibits:

(1)	Resolution of the Board of Trustees of TIAA establishing the Registrant (1)(6)

(2)	(A) Rules and Regulations of the Registrant (2)(6)

(B) Amendment to the Rules and Regulations of the Registrant, adopted as of October 8, 2001 (2)(6)

(C) Amendment to the Rules and Regulations of Registration (9)

(D) Amendment to the Rules and Regulations of Registrant, adopted as of October 2, 2006 (14)

(3)	(A) Custodial Services Agreement between TIAA and Bankers Trust Company (3)(6)

(B) Custodian Agreement dated November 20, 2007 between Registrant, State Street Bank and Trust Company (“State Street”) and certain other parties thereto. (15)

(4)	Investment Management Agreement by and among TIAA, the Registrant, and Teachers Advisors, Inc. (2)(6)

(5)	(A) Distribution Agreement by and among TIAA, the Registrant, and Teachers Personal Investors Services, Inc. dated September 15, 1994 (“Distribution Agreement”) (2)

(B) Amendment dated August 1, 1995 to Distribution Agreement (4)

(C) Amendment dated November 3, 1997 to Distribution Agreement (5)

(D) Amendment dated October 19, 2004 to Distribution Agreement (12)

(6)	(A) Form of original Teachers Personal Annuity Contract (effective November 1, 1994) (2)

(B) Forms of new Teachers Personal Annuity Contracts (11)

(C) Form of Endorsement to Teachers Personal Annuity Contract (in-force prior to November 1, 1994) (2)(6)

(7)	Form of Application for Teachers Personal Annuity Contract (2)(6)

(8)	(A) Charter of TIAA, as amended (2)(6)(8)(10)(16)

(B) Bylaws of TIAA, as amended (2)(6)(8)(10)(16)

(9)	None

(10)	(A) TIAA and CREF Non-Employee Trustee and Member, and TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds and TIAA-CREF Life Funds Non-Employee Trustee, and TIAA Separate Account VA-1 Management Committee Member, Long-Term Compensation Plan, as of January 1, 1998, as amended (11)

(B) TIAA and CREF Non-Employee Trustee and Member, and TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds and TIAA-CREF Life Funds Non-Employee Trustee, and TIAA Separate Account VA-1 Management Committee Member, Deferred Compensation Plan, as of June 1, 1998, as amended (11)

(C) TIAA-CREF Non-Employee Trustee and Member Long-Term Compensation Plan (15)

(D) TIAA-CREF Non-Employee Trustee and Member Deferred Compensation Plan (15)

(11)	(A) Administrative Services Agreement by and between TIAA and the Registrant dated September 15, 1994 (“Administration Agreement”) (2)

(B) Amendment dated August 1, 1995 to Administration Agreement (4)

(C) Amendment dated June 1, 2005 to Administration Agreement (13)

(D) Form of Investment Accounting Agreement between the Registrant and State Street Bank and Trust Company dated as of November 20, 2007 (15)

(12)	(A) Opinion and Consent of Jonathan W. Feigelson, Esquire*

(B) Consent of Dechert LLP*

(13)	(A) Consent of PricewaterhouseCoopers LLP (with respect to the Registrant)*

(B) Consent of PricewaterhouseCoopers LLP (with respect to TIAA)*

(14)	None

(15)	Seed Money Agreement by and between TIAA and the Registrant (2)(6)

(16)	Schedule of Computation of Performance Information (2)(6)(8(10)

(17)	(A) Code of Ethics and Policy Statement on Personal Trading (For the TIAA-CREF Funds and Certain Related Entities) (7)

(B) TIAA Investment Policy (10)

(C) CREF Investment Policy State (10)

(D) Amended Code of Ethics and Policy Statement on Personal Trading (12)

(E) Code of Ethics (CREF, Funds and Advisers)*

*	Filed herewith.
(1)	Incorporated by reference to the Exhibit filed electronically with Post-effective Amendment No. 5 to Form N-3 as filed on April 1, 1999 (previously filed in the initial Registration Statement on Form N-3 dated May 18, 1994 (File No. 33-79124)).
(2)	Incorporated by reference to the Exhibit filed herewith electronically with Post-effective Amendment No. 5 to Form N-3 as filed on April 1, 1999 (previously filed in Pre-effective Amendment No. 1 to Form N-3 dated October 7, 1994 (File No. 33-79124).
(3)	Incorporated by reference to the Exhibit filed herewith electronically with Post-effective Amendment No. 5 to Form N-3 as filed on April 1, 1999 (previously filed in Pre-effective Amendment No. 2 to Form N-3 dated October 18, 1994 (File No. 33-79124).
(4)	Previously filed in Post-effective Amendment No. 2 to Form N-3 dated March 26, 1996 (File No. 33-79124) and incorporated herein by reference.
(5)	Previously filed in Post-effective Amendment No. 4 to Form N-3 dated March 27, 1998 (File No. 33-79124) and incorporated herein by reference.
(6)	Previously filed in Post-effective Amendment No. 5 to Form N-3 dated April 1, 1999 (File No. 33-79124) and incorporated herein by reference.
(7)	Previously filed in Post-effective Amendment No. 6 to Form N-3 dated March 30, 2000 (File No. 33-79124) and incorporated herein by reference.
(8)	Previously filed in Post-effective Amendment No. 7 to Form N-3 dated March 29, 2001 (File No. 33-79124) and incorporated herein by reference.
(9)	Previously filed in Post-effective Amendment No. 8 to Form N-3 dated April 1, 2002 (File No. 33-79124) and incorporated herein by reference.
(10)	Previously filed in Post-effective Amendment No. 9 to Form N-3 dated May 1, 2003 (File No. 33-79124) and incorporated herein by reference.
(11)	Previously filed in Post-effective Amendment No. 10 to Form N-3 dated May 1, 2004 (File No. 33-79124) and incorporated herein by reference.
(12)	Previously filed in Post-effective Amendment No. 12 to Form N-3 dated May 1, 2005 (File No. 33-79124) and incorporated herein by reference.
(13)	Previously filed in Post-effective Amendment No. 13 to Form N-3 dated May 1, 2006 (File No. 33-79124) and incorporated herein by reference.

(14)	Previously filed in Post-effective Amendment No. 13 to Form N-3 dated May 1, 2007 (File No. 33-79124) and incorporated herein by reference.
(15)	Previously filed in Post-effective Amendment No. 13 to Form N-3 dated May 1, 2008 (File No. 33-79124) and incorporated herein by reference.
(16)	Previously filed in Post-effective Amendment No. 13 to Form N-3 dated May 1, 2010 (File No. 33-79124) and incorporated herein by reference.

Item 30. Directors and Officers of the Insurance Company

Name and Principal Business Address	Positions and Offices with Insurance Company	Positions and Offices with Registrant
Jeffrey R. Brown William G. Karnes Professor of Finance and Director of the Center for Business and Public Policy University of Illinois at Urbana-Champaign 730 Third Avenue New York, NY 10017-3206	Manager	None

Robert C. Clark Distinguished Service Professor and Austin Wakemen Scott Professor of Law Harvard Law School Harvard University 730 Third Avenue New York, NY 10017-3206	Manager	None

Lisa W. Hess President and Managing Partner Sky Top Capital 730 Third Avenue New York, NY 10017-3206	Manager	None

Edward M. Hundert, M.D. Senior Lecturer in Medical Ethics Harvard Medical School Harvard University 730 Third Avenue New York, NY 10017-3206	Manager	None

Name and Principal Business Address	Positions and Offices with Insurance Company	Positions and Offices with Registrant
Lawrence H. Linden Founding Trustee, Linden Trust for Conservation 730 Third Avenue New York, NY 10017-3206	Manager	None

Maureen O’Hara R.W. Purcell Professor of Finance Johnson Graduate School of Management Cornell University 730 Third Avenue New York, NY 10017-3206	Manager	None

Donald K. Peterson Former Chairman and Chief Executive Officer Avaya Inc. 730 Third Avenue New York, NY 10017-3206	Manager	None

Sidney A. Ribeau President Howard University 730 Third Avenue New York, NY 10017-3206	Manager	None

Dorothy K. Robinson Vice President and General Counsel Yale University 730 Third Avenue New York, NY 10017-3206	Manager	None

David L. Shedlarz Former Vice Chairman Pfizer Inc. 730 Third Avenue New York, NY 10017-3206	Manager	None

David F. Swensen Chief Investment Officer Yale University 730 Third Avenue New York, NY 10017-3206	Manager	None

Name and Principal Business Address	Positions and Offices with Insurance Company	Positions and Offices with Registrant
Ronald L. Thompson Former Chairman and Chief Executive Officer Midwest Stamping and Manufacturing Company 730 Third Avenue New York, NY 10017-3206	Trustee and Chairman	None

Marta Tienda Maurice P. During ‘22 Professor in Demographic Studies Woodrow Wilson School Princeton University 730 Third Avenue New York, NY 10017-3206	Manager	None

Rosalie J. Wolf Managing Partner Botanica Capital Partners LLC 730 Third Avenue New York, NY 10017-3206	Manager	None

Brandon Becker TIAA-CREF 730 Third Avenue New York, New York 10017-3206	Executive Vice President and Chief Legal Officer	Executive Vice President and Chief Legal Officer

Richard S. Biegen TIAA-CREF 730 Third Avenue New York, New York 10017-3206	Vice President, Senior Compliance Officer	Chief Compliance Officer

Scott C. Evans TIAA-CREF 730 Third Avenue New York, New York 10017-3206	Executive Vice President	Executive Vice President

Roger W. Ferguson, Jr. TIAA-CREF 730 Third Avenue New York, New York 10017-3206	President and Chief Executive Officer	President and Chief Executive Officer

Phillip G. Goff	Senior Vice President, Funds	Chief Financial Officer,

Name and Principal Business Address	Positions and Offices with Insurance Company	Positions and Offices with Registrant
TIAA-CREF 730 Third Avenue New York, New York 10017-3206	Treasurer	Principal Accounting Officer and Treasurer

Stephen Gruppo TIAA-CREF 730 Third Avenue New York, New York 10017-3206	Executive Vice President, Head of Risk Management	Executive Vice President, Head of Risk Management

William Mostyn III TIAA-CREF 730 Third Avenue New York, New York 10017-3206	Senior Vice President and Corporate Secretary	Senior Vice President and Corporate Secretary

Dermot J. O’Brien TIAA-CREF 730 Third Avenue New York, New York 10017-3206	Executive Vice President, Human Resources	Executive Vice President

Edward Van Dolsen TIAA-CREF 730 Third Avenue New York, New York 10017-3206	Executive Vice President, Chief Operating Officer	Executive Vice President

Constance Weaver TIAA-CREF 730 Third Avenue New York, New York 10017-3206	Executive Vice President, Chief Marketing and Communications Officer	Executive Vice President

Virginia M. Wilson TIAA-CREF 730 Third Avenue New York, New York 10017-3206	Executive Vice President and Chief Financial Officer	Executive Vice President

Item 31. Persons Controlled by or Under Common Control with the Insurance Company or Registrant

The Registrant disclaims any assertion that its investment adviser, Teachers Advisors, Inc. (“Teachers Advisors”), or the parent company or any affiliate of Teachers Advisors directly or indirectly controls the Registrant or is under common control with the Registrant. Additionally, the Board of Trustees of the Registrant is the same as the board of other TIAA-CREF Funds, each of which has Teachers Advisors, Inc., or an affiliate, as its investment adviser. In addition, the Registrant and the other TIAA-CREF Funds have some officers in common. Nonetheless, the

Registrant takes the position that it is not under common control with the other TIAA-CREF Funds because the power residing in the Funds’ respective boards and officers arises as the result of an official position with the respective investment companies.

Item 32. Number of Contractowners

As of December 31, 2010, there were 24,240 contracts in force.

Item 33. Indemnification

The Registrant shall indemnify each of the members of the Management Committee (“Managers”) and officers of the Registrant against all liabilities and expenses, including but not limited to counsel fees, amounts paid in satisfaction of judgments, as fines or penalties, or in compromise or settlement, reasonably incurred in connection with the defense or disposition of any threatened, pending, or completed claim, action, suit, or other proceeding, whether civil, criminal, administrative, or investigative, whether before any court or administrative or legislative body, to which such person may be or may have been subject, while holding office or thereafter, by reason of being or having been such a Manager or officer; provided that such person acted, or failed to act, in good faith and in the reasonable belief that such action was in the best interests of the Separate Account, and, with respect to any criminal action or proceeding, such person had no reasonable cause to believe the conduct was unlawful; and except that no such person shall be indemnified for any liabilities or expenses arising by reason of disabling conduct, whether or not there is an adjudication of liability.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Managers and officers of the Registrant, pursuant to the foregoing provision or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of expenses incurred or paid by a Manager or officer in the successful defense of any action, suit or proceeding) is asserted by a Manager or officer in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in that Act and will be governed by the final adjudication of such issue.

Item 34. Business and Other Connections of Investment Adviser

Investment advisory services for the Registrant are provided by Teachers Advisors. In this connection, Advisors is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

The business and other connections of Advisors’ officers are listed in Schedules A and D of Form ADV as currently on file with the Commission (File No. 801-46887), the text of which is hereby incorporated by reference.

Item 35. Principal Underwriters

Teachers Personal Investors Service, Inc. (“TPIS”) acts as principal underwriter for the Registrant. TPIS also acts as the principal underwriter for the TIAA-CREF Funds (including the TIAA-CREF Lifecycle Funds and the TIAA-CREF Lifecycle Index Funds) and TIAA-CREF Life Funds, as well as for certain separate accounts of TIAA-CREF Life Insurance Company that offer variable products.

The directors of TPIS are Scott Evans, Tony Cox, Carol Deckbar, Phillip Goff, Michael Gold and Edward Gryzbowski. The officers of TPIS are as follows:

Name and Principal Business Address*	Position and Offices with Underwriter	Positions and Offices with Registrant
Keith Henry Rauschenbach	President	None
Patricia Ann Conti	Chief Financial Officer	None
Ilene Linda Shore	Chief Operating Officer	None
Brian Michael Moran	Chief Compliance Officer	None
William Blair	Controller	None
Marjorie Pierre-Merritt	Secretary	None
Jorge Gutierrez	Treasurer	None
Jennifer Sisom	Assistant Treasurer	None
John George Panagakis	Vice President	None
Kevin John Maxwell	Vice President	None
Robert Thomas Rickey	Vice President	None
Edward Moslander	Vice President	None
Glen Weiner	Vice President	None
Kathleen Eckert	Vice President, Tax	None
Thomas Dudek	Anti-Money Laundering	None
Compliance Officer
Janet Acosta	Assistant Secretary	None
Stewart P. Greene	Assistant Secretary	None
David Iscovici	Assistant Secretary	None
Meredith J. Kornreich	Assistant Secretary	None

*	The business address of all directors and officers of TPIS is 730 Third Avenue, 12th Floor, New York, NY 10017-3206.

Additional information about the officers of TPIS can be found on Schedule A of Form BD for TPIS, as currently on file with the Commission (File No. 8-47051).

Item 36. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder will be maintained at the Registrant’s home office, 730 Third Avenue, New York, NY 10017-3206, at other offices of the Registrant, and at the offices of the Registrant’s custodian, State Street Bank and Trust Company, 1776 Heritage Drive, Quincy, MA 02171. In addition, certain duplicated records are maintained at Pierce Leahy

Archives, 64 Leone Lane, Chester, NY 10918, CitiStorage, 5 North 11th Street, Brooklyn, NY 11211, and File Vault, 839 Exchange Street, Charlotte, NC 28208.

Item 37. Management Services

Not Applicable.

Item 38. Undertakings and Representations

(a) Not Applicable.

(b) The Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(c) The Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(d) The Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under Form N-3 promptly upon written or oral request.

(e) TIAA represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by TIAA.

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the TIAA Separate Account VA-1 certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 29th day of April, 2011.

TIAA SEPARATE ACCOUNT VA-1

By:	/s/ Roger W. Ferguson, Jr.
Roger W. Ferguson, Jr.
President and Chief Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Roger W. Ferguson, Jr.	President and Chief Executive Officer	April 29, 2011
Roger W. Ferguson, Jr.	(Principal Executive Officer)

/s/ Phillip G. Goff	Chief Financial Officer, Principal	April 29, 2011
Phillip G. Goff	Accounting Officer and Treasurer (Principal Financial and Accounting Officer)

SIGNATURE OF MANAGER	DATE	SIGNATURE OF MANAGER	DATE

* Forrest Berkley	April 29, 2011	* Nancy L. Jacobs	April 29, 2011

* Nancy Eckl	April 29, 2011	* Bridget A. Macaskill	April 29, 2011

* Michael A. Forrester	April 29, 2011	* James M. Poterba	April 29, 2011

* Howell E. Jackson	April 29, 2011	* Maceo K. Sloan	April 29, 2011

		* Laura T. Starks	April 29, 2011

* /s/ Stewart P. Greene Stewart P. Greene as attorney-in-fact	April 29, 2011

*	Signed by Stewart P. Greene pursuant to powers of attorney previously filed with the SEC, which are incorporated herein by reference.

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

12(A)	Opinion and Consent of Jonathan Feigelson, Esq.

12(B)	Consent of Dechert LLP

13(A)	Consent of PricewaterhouseCoopers LLP

13(B)	Consent of PricewaterhouseCoopers LLP

17(E)	Code of Ethics (CREF, Funds and Advisers)